                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-05547
                                  Laudus Trust
                 -----------------------------------------------
               (Exact name of registrant as specified in charter)

             101 Montgomery Street, San Francisco, California 94104
       -------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Evelyn Dilsaver
                                  Laudus Trust
             101 Montgomery Street, San Francisco, California 94104
           -----------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (415) 627-7000

Date of fiscal year end: March 31

Date of reporting period:  September 30, 2006

ITEM 1: REPORT(S) TO SHAREHOLDERS.

SEMIANNUAL REPORT
September 30, 2006                                           (LAUDUS FUNDS LOGO)

                                                 COMMAND PERFORMANCE(TM)

U.S. EQUITY FUNDS
Laudus Rosenberg U.S. Large Capitalization Fund
Laudus Rosenberg U.S. Large Capitalization Growth Fund
Laudus Rosenberg U.S. Large Capitalization Value Fund
Laudus Rosenberg U.S. Discovery Fund
Laudus Rosenberg U.S. Small Capitalization Fund

INTERNATIONAL EQUITY FUNDS
Laudus Rosenberg International Equity Fund
Laudus Rosenberg International Discovery Fund
Laudus Rosenberg International Small Capitalization Fund

LONG/SHORT EQUITY FUNDS
Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund Laudus Rosenberg Global Long/Short Equity Fund
Laudus Rosenberg Value Long/Short Equity Fund


Each of the Funds is a series of Laudus Trust, which is an open-end management investment company offering diversified portfolios with different investment objectives and strategies.

Charles Schwab Investment Management, Inc. is the Manager to the Funds and AXA Rosenberg Investment Management LLC is the Sub-adviser.

Table of Contents

     1   PRESIDENT'S MESSAGE

     2   MANAGEMENT'S DISCUSSION

     9   PERFORMANCE AND FUND FACTS

    26   FUND EXPENSES

   132   FINANCIAL STATEMENTS AND NOTES

   156   APPROVALS OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

   159   PROXY VOTING RESULTS

   160   TRUSTEES AND OFFICERS OF LAUDUS TRUST

   165   DEFINITIONS, TERMS AND OTHER INFORMATION

NOTICE ABOUT DUPLICATE MAILINGS

In order to reduce expenses of the Laudus Trust incurred in connection with the mailing of prospectuses, prospectus supplements, semi-annual reports and annual reports to multiple shareholders at the same address, Laudus Trust may in the future deliver one copy of a prospectus, prospectus supplement, semi-annual report or annual report to a single investor sharing a street address or post office box with other investors, provided that all such investors have the same last name or are believed to be members of the same family. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you share an address with another investor and wish to receive your own prospectus, prospectus supplements, semi-annual reports and annual reports, please call the Trust toll-free at 800.447.3332.

Each of the Funds is a series of the Laudus Trust (the "Trust"), an open-end management investment company offering multiple portfolios with different investment objectives and strategies. Except as explicitly described otherwise, the investment objective and policies of each of the Funds may be changed without shareholder approval. The Funds are advised by Charles Schwab Investment Management, Inc. ("CSIM"). AXA Rosenberg Investment Management LLC ("AXA Rosenberg") acts as Sub-adviser to the Funds. The Funds are distributed by ALPS DISTRIBUTORS, INC.

President's Message


--------------------------------------------------------------------------------
(PHOTO OF EVENYN DILSAVER)
EVELYN DILSAVER is President and CEO of Laudus Funds. She joined the firm in 1992 and has held a variety of executive positions at Schwab.
--------------------------------------------------------------------------------

Dear Shareholder,

I'm pleased to bring you the semiannual report for the Laudus Rosenberg Funds for the six-month period ended September 30, 2006. The Laudus Rosenberg Funds represent the initial offering of the Laudus Funds Group, founded nearly three years ago to provide retail investors and registered investment advisors access to the proven experience of selected leading institutional portfolio managers. With the support of investors like you, Laudus Rosenberg Funds assets have grown to over $4 billion.

During this report period, we launched the Laudus Rosenberg International Discovery Fund, which commenced operations on May 31, 2006. This new fund provides access to international small/mid-cap companies in developed and emerging markets, while following the same investment discipline used in all of the Laudus Rosenberg Funds. In addition, to protect the interests of our existing shareholders and guard against excessive asset growth, we closed the Laudus Rosenberg U.S. Discovery Fund to new shareholders as of April 30, 2006. As of this writing, the Laudus Rosenberg U.S. Discovery Fund, as well as two others, Laudus Rosenberg International Small-Capitalization Fund and Laudus Rosenberg U.S. Small-Capitalization Fund, remain closed to new investors. These actions ensure that our portfolio managers can continue to effectively execute the investment strategies that have led to the funds' successes.

At this time, I would like to highlight a valuable information resource for shareholders, namely, our website at www.laudus.com. This site contains updated fund performance data as well as analysis and commentary from the portfolio managers.

In closing, I would like to emphasize that your trust is very important to us and I will do all I can to maintain that trust. Thank you for investing in Laudus Funds.

Sincerely,

/s/ Evelyn Dilsaver

Investors should consider carefully information contained in the prospectus, including investment objectives, risks, charges and expenses. You can request a prospectus by calling 800-447-3332. Please read the prospectus carefully before investing.

                                              Laudus Trust Semiannual Report   1

Management's Discussion for the six months ended September 30, 2006

U.S. MARKET OVERVIEW

The U.S. equity market was turbulent during the six month period, with the S&P 500 Index down 1.44% during the first three months, then up 5.67% during the second three months, for a total six-month return of 4.14%. Large-cap stocks outperformed small-cap, as the Russell 2000 Index lost 4.61% for the full six month period. Value stocks outperformed growth stocks across all cap sectors, as the Russell 3000 Value Index produced a return of 4.48% versus a loss of 0.93% for the Russell 3000 Growth Index.

The Utility and Energy sectors had the strongest performance during the first three months, while the Information Technology sector was down sharply. The biggest drop in the Information Technology sector occurred in May, in line with an apparent changing tide in the market's appetite for risk, but June performance for the sector was also negative. This pattern reversed in the second three months, as Energy stocks were down and the Information Technology area was a strong performer.

The strongest themes for the period unfolded in May and August. Investors retreated from risk in a broad sell-off in May. Among the sectors hit was the hot-performing Materials sector that has benefited from high commodity prices over the past year. From an earnings perspective the sell-off appeared indiscriminate, as both high quality and low quality earnings stocks shared in the declines. May's momentum carried through into early June, but as the quarter ended the markets recovered some of the losses, and a short term reversal of May boosted riskier stocks, including smaller-cap names.

In August, the retreat from risk changed course, as investors began to shift their approach toward the higher growth areas of the markets, such as Information Technology and Health Care.
A factor in the volatility was speculation about the U.S. Federal Reserve Open Market Committee's short-term interest rate moves, as investors vacillated between believing the increases were ending and expectations of still more rate hikes. At the end of the first three months, investors were still unsure whether the Fed would choose to fight inflation with further increases (at the risk of precipitating a recession), or suspend further increases in anticipation of a slowing economy. Economic data appears to show both influences, making the Fed's choice a difficult one.

The Fed's recent decision to hold short-term rates steady boosted investor optimism, but the decline in the long-term rates may have played a more prominent role. With 10 year treasury yields dropping, future stock earnings likely appear more attractive and this is at least one reason the markets were up in the second half of the report period.

While the reward to earnings is the biggest driver of our relative performance over time, our portfolios have exposures to risk characteristics and industries that will also have an impact on performance. These active exposures are a by-product of trading off the return opportunities identified by our stock selection models with the risk of deviating from the benchmark on these dimensions.

U.S. EQUITY FUNDS PERFORMANCE

TOTAL RETURNS are for the six-month period ended 9/30/06 and are not annualized. For performance details, see pages 9 through 13.

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND(1)
---------------------------------------------------
AXLIX                 AXLVX            Russell
Institutional shares  Investor shares  1000 Index
1.54%                 1.38%            3.31%

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH
FUND(1)
---------------------------------------------------
REDIX                 REFIX            Russell 1000
Institutional shares  Investor shares  Growth Index
-1.94%                -2.04%           -0.12%

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION VALUE
FUND(1,2)
---------------------------------------------------
LLCVX                 LCVJX            Russell 1000
Institutional shares  Investor shares  Value Index
3.36%                 3.29%            6.85%

LAUDUS ROSENBERG U.S. DISCOVERY FUND(1,3)
---------------------------------------------------
(closed to new investors)
RDISX                 RDIVX            Russell
Institutional shares  Investor shares  2500 Index
-5.62%                -5.77%           -3.85%

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND(1,3)
-------------------------------------------------------------------
(closed to new investors)
USCIX                 LIFUX           BRSCX            Russell
Institutional shares  Adviser shares  Investor shares  2000 Index
-7.18%                -7.28%          -7.33%           -4.61%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.
 2  Laudus Trust Semiannual Report

Management's Discussion continued

TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without the waiver of fees, total return would have been lower.

Investors cannot invest directly in any index.

(1) Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

(2) Value-based investments are subject to the risk that the broad market may not recognize their value.

(3) Small capitalization funds typically carry additional risks since smaller companies generally have experienced a greater degree of market volatility.

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND The U.S. Large Capitalization Fund Investor Shares were up 1.38% for the six month period, underperforming the benchmark. Performance attribution analysis shows that risk, industry and stock selection exposures all had a negative contribution for the period, in that order.

Common risk factor exposures with the largest positive contributions were overweight to Book to Price and Earnings to Price. The largest negative contributors were overweight to Growth and Relative Strength. The negative relative strength contribution was strongest in May and August, when the market experienced strong reversals.

Active industry exposures with the largest positive contributions were overweight to Integrated Oil Companies and Miscellaneous Finance. The largest negative contributors among active industry exposures were underweight to Drugs & Pharmaceuticals and Software.

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND The U.S. Large Capitalization Growth Fund Investor Shares were down 2.04% for the six month period, underperforming the benchmark. Performance attribution analysis shows that industry, risk and stock selection exposures all had a negative contribution for the period, in that order.

Common risk factor exposures with the largest positive contributions were overweight to Yield and Earnings to Price. The largest negative contributors were overweight to Relative Strength and Systematic Variability, or beta. The negative relative strength contribution was strongest in May and August, when the market experienced strong reversals.

Active industry exposures with the largest positive contributions were overweight to Miscellaneous Finance and underweight to Consumer Durables. The largest negative contributors among active industry exposures were underweight to Information Technology Hardware and Retail.

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION VALUE FUND The U.S. Large Capitalization Value Fund Investor Shares were up 3.29% for the six month period, underperforming the benchmark. Performance attribution analysis shows that industry, risk and stock selection exposures all had a negative contribution for the period, in that order.

Common risk factor exposures with the largest positive contributions were overweight to Earnings to Price and Book to Price. The largest negative contributors were overweight to Growth and Trading Activity.

Active industry exposures with the largest positive contributions were overweight to Miscellaneous Finance and Oil & Coal Resources. The largest negative contributors among active industry exposures were overweight to Land & Water Transportation and underweight to Electric Utilities.

LAUDUS ROSENBERG U.S. DISCOVERY FUND The U.S. Discovery Fund Investor Shares were down 5.77% for the six month period, underperforming the benchmark. Performance attribution analysis shows that stock selection and industry exposures had a negative contribution for the period, while risk exposures were positive, with stock selection exposures detracting the most from alpha.

Common risk factor exposures with the largest positive contributions were overweight to Book to Price and Earnings to Price. The largest negative contributors were overweight to Relative Strength and underweight to Yield. The negative relative strength contribution was strongest in May and August, when the market experienced strong reversals.

Active industry exposures with the largest positive contributions were overweight to Cars & Trucks and Informa-

                                              Laudus Trust Semiannual Report   3

Management's Discussion continued

tion Technology Hardware. The largest negative contributors among active industry exposures were overweight to Oil Drilling & Services and underweight to Communications Utilities.

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND The U.S. Small Capitalization Fund Investor Shares were down 7.33% for the six month period, underperforming the benchmark. Performance attribution analysis shows that stock selection and industry exposures had a negative contribution for the period, while risk exposures were positive, with stock selection exposures detracting the most from alpha.

Common risk factor exposures with the largest positive contributions were overweight to Book to Price and Earnings to Price. The largest negative contributors were overweight to Relative Strength and underweight to Yield. The negative relative strength contribution was strongest in May and August, when the market experienced strong reversals.

Active industry exposures with the largest positive contributions were overweight to Information Technology Hardware and Retail. The largest negative contributors among active industry exposures were overweight to Construction/Homebuilding and underweight to Drugs & Pharmaceuticals.

INTERNATIONAL EQUITY MARKET OVERVIEW

Over the past six months, global equity markets have seen increased volatility driven by geopolitical events, central banks raising interest rates, increased fears of inflation, and commodity market instability. In early May, the MSCI-EAFE reached a record high only to see the market decline dramatically late in the month and into June, but by the end of September, the market had recovered much of those second quarter losses. Over the last six months the MSCI-EAFE Index was up 4.97% (all returns are in USD terms). Europe large-cap stocks gained about 9%, Pacific ex-Japan large-caps returned around 7%, and Japanese large-caps lost about 5% over the past six months. International value stocks outperformed their growth counterparts, gaining around 7% versus about 3% gained by growth stocks. The US dollar weakened slightly against the Euro and rose modestly against the Yen.

The European Central Bank continued to increase rates on the back of improved economic growth in Europe. After reaching a record high in May, markets retreated late in the month and into June but recovered strongly by the end of the third quarter. Most European equity markets showed strong performance as almost all European countries rallied over the period. Norway, with its heavy dependence on oil, struggled. Utilities and Consumer Staples outperformed while Energy lagged. M&A activity, both real and rumoured, remained a feature of European markets.

The Japan market underperformed its global peers and appears to not have fully recovered from the second quarter sell-off. Expectations that the newly elected Prime Minister, Shinzo Abe, would continue to focus on economic growth helped investor confidence. The Bank of Japan announced it will end its five-year policy of quantitative easing. Meanwhile the yen's retreat against other major currencies provided a positive catalyst, particularly for the export-related technology and auto industries.

The Asia Pacific ex-Japan equity markets showed good overall performance with Telecom doing well while Consumer Staples and Healthcare retreated. The moderation of global economic growth has begun to dampen the outlook for commodity and energy related stocks and this was a slight drag on the Asia Pacific ex-Japan market.

After a steep sell off in May emerging market equities rebounded and regained some of their losses by the end of September. Telecom services performed well while energy was the hardest hit. The last six months saw investors regain confidence as concerns of a U.S.-led global economic slowdown dissipated.

The long-term added return from our strategy comes from our models' ability to create portfolios that generate a higher level of future earnings than available in the benchmark. While this future earnings advantage is the biggest driver of our relative performance over time, our portfolios have active exposures to risk characteristics and industries that will also have an impact on performance. These active exposures are a by-product of trading off the return opportunities identified by our stock selection models with the risk of deviating from the benchmark on these dimensions.

 4  Laudus Trust Semiannual Report

Management's Discussion continued

INTERNATIONAL EQUITY FUNDS PERFORMANCE

TOTAL RETURNS are for the six-month period ended 9/30/06 unless indicated otherwise and are not annualized. For performance details, see pages 14 through 19.

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND(1)
-------------------------------------------------
                                       MSCI-
REQIX                 RIEIX            EAFE(R)
Institutional shares  Investor shares  Index
2.54%                 2.46%            4.97%


LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND(1,2,*)
----------------------------------------------------
                                         S&P/Citigroup
                                         Global ex
                                         US BMI
LIDSX                  LIDIX             $2-$10B
Institutional shares   Investor shares   Cap Range
2.51%                  2.41%             3.65%


LAUDUS ROSENBERG INTERNATIONAL
SMALL CAPITALIZATION FUND(1,2)
----------------------------------------------------
(closed to new investors)              S&P/Citigroup
ICSIX                 RISIX            World ex
Institutional shares  Investor shares  US EMI
0.48%                 0.29%            2.44%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without the waiver of fees, total return would have been lower.

Investors cannot invest directly in any index.

* Performance is for the period May 31, 2006 (inception date) through September 30, 2006 (Not annualized).

(1) There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Investing in emerging markets accentuates these risks.

(2) Small capitalization funds typically carry additional risks since smaller companies generally have experienced a greater degree of market volatility.

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND The International Equity Fund Investor Shares were up 2.46% for the six month period, underperforming the benchmark. For the past six months, the attribution analysis indicates positive contributions from active risk and regional exposures and negative contributions from industry and stock selection exposures.

The largest contribution from active risk exposures was from the above benchmark weight to both Book to Price and Earnings to Price. Partially offsetting these positive impacts was the portfolio's modest above benchmark weight to Systematic Variability, or beta, which hurt overall performance.

From an industry exposure stand point, the portfolio's benchmark underweight to Real Estate Development and Drugs & Pharmaceuticals had a negative impact on performance. Offsetting these negative contributions was the positive performance impact from a modest overweight position in Basic Minerals & Metals, which has performed well in the rising commodity market, and a modest overweight in Miscellaneous Finance, which has performed well on the continued strength of the global M&A market.

Active regional weights are modest and result from our bottom up stock selection models. The largest active weights were a 0.29% underweight to Japan and a 0.19% overweight in Europe.

The relatively large contribution from residual stock selection for the report period cannot be credited to just a few names. Given the AXA Rosenberg investment process invests in a fully diversified portfolio of stocks, it is rarely a "single stock story" or even a few stock stories that mostly explain our performance. The portfolio benefited from modest overweight positions in Bayer AG, XSTRATA Plc, and Fortis. Modest overweight positions in EADS NV, OMV AG and Hitachi hurt performance over the period.

LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND* The International Discovery Fund Investor Shares were up 2.41% for its first four months, underperforming the benchmark. The attribution analysis indicates positive contributions from active risk and regional exposures and negative contributions from industry and stock selection exposures.

The largest contribution from active risk exposures was from the above benchmark weight to Earnings to Price. Partially offsetting this positive impact was the portfolio's modest above benchmark weight to Size, which hurt overall performance.

From an industry exposure stand point, the portfolio's benchmark underweight to Real Estate Development and overweight in Basic Minerals & Metals had a negative

                                              Laudus Trust Semiannual Report   5

Management's Discussion continued

impact on performance. Offsetting these negative contributions was the positive performance impact from a modest overweight position in Insurance and Communications Utilities.

Active regional weights are modest and result from our bottom up stock selection models. The largest active weights were a 1.27% overweight to Canada and a 1.93% underweight in Asia Pacific ex-Japan.

The contribution from residual stock selection for the period cannot be credited to just a few names. Given the AXA Rosenberg investment process invests in a fully diversified portfolio of stocks, it is rarely a "single stock story" or even a few stock stories that mostly explain our performance. The portfolio benefited from modest overweight positions in Telus Group, AGFA-Gervaert NV, and Serono SA. Modest overweight positions in TatNeft, ACOM Ltd, and Biovail Corp hurt performance over the period.

* Commentary covers the period from inception, May 31, 2006, through September 30, 2006.

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND The International Small Capitalization Fund Investor Shares were up 0.29% for the six month period, underperforming the benchmark. For the past six months, the attribution analysis indicates positive contributions from active risk exposures and negative contributions from industry, stock selection, and regional exposures.

The largest contribution from active risk exposures was from the above benchmark weight to Book to Price. Partially offsetting this positive impact was the portfolio's modest above benchmark weight to Systematic Variability, or beta, which hurt overall performance.

From an industry exposure stand point, the portfolio's benchmark underweight to Real Estate Development and overweight in Construction Homebuilding had a negative impact on performance. Offsetting these negative contributions was the positive performance impact from a modest overweight position in Basic Minerals & Metals, which has performed well in the rising commodity market.

Active regional weights are modest and result from our bottom up stock selection models. The largest active weight was a 0.25% overweight to Japan and a 0.18% underweight in Asia Pacific ex-Japan.

The relatively large contribution from residual stock selection for the period cannot be credited to just a few names. Given the AXA Rosenberg investment process invests in a fully diversified portfolio of stocks, it is rarely a "single stock story" or even a few stock stories that mostly explain our performance. The portfolio benefited from modest overweight positions in Serono SA, Compass Group, and Boliden AB. Modest overweight positions in Atos Origin SA, Sojitz, and Getronics NV hurt performance over the period.

LONG/SHORT EQUITY FUNDS PERFORMANCE

While the reward to earnings is the biggest driver of our relative performance over time, our portfolios have exposures to risk characteristics and industries that will also have an impact on performance. These active exposures are a by-product of trading off the return opportunities identified by our stock selection models with the risk of deviating on these dimensions between the Long and Short sides of the portfolios.

TOTAL RETURNS are for the six-month period ended 9/30/06 and are not annualized. For performance details, see pages 20 through 25.

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION
LONG/SHORT EQUITY FUND(1)
-------------------------------------------------
SSMNX                 RMNIX            90-Day
                                       Treasury
Institutional shares  Investor shares  Bills
                                       (T-Bills)
1.32%                 1.16%            2.55%

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY
FUND(1,2)
-------------------------------------------------
MSMNX                 RMSIX            90-Day
                                       Treasury
Institutional shares  Investor shares  Bills
                                       (T-Bills)
-1.71%                -1.81%           2.55%

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY
FUND(3,4)
-------------------------------------------------
BMNIX                 BRMIX            90-Day
                                       Treasury
Institutional shares  Investor shares  Bills
                                       (T-Bills)
0.56%                 0.38%            2.55%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE

 6  Laudus Trust Semiannual Report

Management's Discussion continued

FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without the waiver of fees, total return would have been lower.

Investments in long/short funds are more volatile and risky than some other forms of investments. Since they have both long and short portfolios, an investment will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the Manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market, there is no assurance that the Manager will be successful.

The Fund may sell a security short by borrowing it from a third party and selling it at the then-current market price. The Fund is obligated to buy the security on a later date so it can return the security to the lender. Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Moreover, because the Fund's loss on a short sale arises from increases in the value of the security sold short, the extent of such loss is theoretically unlimited.

Since risk in long/short funds relates specifically to the Manager's stock selection techniques and not to any systematic or economy-wide factors, the proper benchmark is an asset that also has the least exposure to systematic influences. 90-day T-bills are such an asset. The full faith and credit of the U.S. government back an investment in 90-day T-bills. T-bills have a fixed rate of return, and investors do not bear the risk of losing their investment. The income received from T-bills is free from state income tax.

(1) Mid capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility.

(2) There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates.

(3) Value-based investments are subject to the risk that the broad market may not recognize their value.

(4) Small- and mid-capitalization funds typically carry additional risk since small- and mid-capitalization companies generally have a higher risk of failure.

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND The U.S. Large/Mid Capitalization Long/Short Equity Fund Investor Shares gained a modest 1.16% over the six month period, underperforming the benchmark. Although the portfolio's industry positioning was negative, returns from stock selection and exposure to equity risk factors helped mitigate these losses.

The US equity markets saw considerable industry and sector rotation in the last few months as recession fears, concern about the housing market, oil price volatility, and Fed policy have all had due consideration. Specifically, in the last three months of the period, rotation has been into Information Technology and away from Energy. Rotation away from Materials and Mining has also been observed. Over the six-month period, the portfolio's exposure to common factors was rewarded as its net long bias in both Earnings to Price and Book to Price contributed positively. The net long bias in Relative Strength, partly coming from exposure to well-performing industries (Energy & Materials), was a detractor.

Among industry positions, which account for most of the losses seen in the last six months, the portfolio saw losses from its net short positions in REITS and Drugs & Pharmaceuticals. The portfolio benefited from its long exposures to Miscellaneous Finance and Banks & Credit Institutions.

The portfolio saw gains from its exposure to stock specific risk, that is, the residual risk that remains after all style and industry risk has been accounted for. A long position in Bank of America and short positions in eBay and Yahoo helped the portfolio. The largest detractors were long positions in Burlington Northern, Moody's Corporation and a short position in Adobe Systems.

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND The Global Long/Short Equity Fund Investor Shares lost 1.81% over the six-month period, underperforming the benchmark. Returns from exposures to equity common risk factors were modestly negative; most of the negative performance can be attributed to industry and stock selection.

The portfolio's value bias (long higher Earnings to Price and Book to Price stocks, short lower) did contribute positively, but was offset by losses from its net exposure to higher Relative Strength companies; exposure to higher Beta companies in the Japan strategy also detracted.

The environment in the last six months was of sector rotation. Specifically in Europe and Japan, there was rotation away from the Basic Materials and Energy sectors, and in the US there was a rotation into Information Technology Hardware and Other Technology. The overall portfolio was hurt mostly by its net short positions in Cars & Trucks, Soaps & Cosmetics, Construction & Homebuilding, and Information Tech-

                                              Laudus Trust Semiannual Report   7

Management's Discussion continued

nology Hardware. The portfolio benefited from its long-exposure to Miscellaneous Finance and Office Equipment.

The portfolio was penalized for its stock specific risk, specifically the residual risk that remains after industry, style and country risk have been accounted for. Short positions in eBay and Yahoo benefited the portfolio. Long positions in Moody's Corp and Rockwell Automation hurt the portfolio. However the losses and gains were quite evenly distributed, with single position contributions typically on the order of a few basis points.

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND The Value Long/Short Equity Fund Investor Shares gained 0.38% over the six-month period, underperforming the benchmark. The portfolio's value characteristics (bias towards stocks with higher-than-market Book to Price and Earnings to Price) helped performance. However the portfolio's exposure to stocks with high Relative Strength hurt the performance.

The environment featured sharp sector rotation, caused in part by the uncertainties in the economy as related to recession, housing markets, and Fed policy. Specifically, in the last three months of the period, rotation has been into Information Technology and away from Energy. Rotation away from Materials and Mining has also been observed. A net exposure to long positions in Oil Drilling & Services and Construction & Homebuilders detracted from performance. Short positions in Communication Utilities, REITS, and Biotechnology hurt the portfolio.

The portfolio was penalized slightly for its stock specific risk, that is, the residual risk that remains after all style and industry risk have been accounted for. The largest negative contributions were from long positions in Eagle Materials and Joy Global and the largest position contributions were from short positions in Navteq Corp and Rambus Inc. However, the losses and gains were widely distributed and no single position contributed markedly.

 8  Laudus Trust Semiannual Report

Performance and Fund Facts

Laudus Rosenberg U.S. Large Capitalization Fund as of 9/30/06

PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                    INSTITUTIONAL SHARES              RUSSELL 1000(R) INDEX*
                                                                    --------------------              ----------------------
6/19/2002                                                                  50000                              50000
3/03                                                                       41610                              41585
3/04                                                                       55063                              56714
3/05                                                                       60382                              60820
3/06                                                                       69378                              68848
9/06                                                                       70447                              71127

PERFORMANCE OF A HYPOTHETICAL
$10,000 INVESTMENT IN INVESTOR SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                      INVESTOR SHARES                 RUSSELL 1000(R) INDEX*
                                                                      ---------------                 ----------------------
7/31/02                                                                   10000.0                            10000.0
3/03                                                                       9358.0                             9419.0
3/04                                                                      12342.0                            12844.7
3/05                                                                      13480.0                            13774.6
3/06                                                                      15444.0                            15593.0
9/06                                                                      15657.0                            16109.0

AVERAGE ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

                                                                                            SINCE INCEPTION       SINCE INCEPTION
CLASS AND INCEPTION DATE                         6 MONTHS**       1 YEAR       3 YEAR        INSTITUTIONAL           INVESTOR
Institutional (6/19/02)                            1.54%           8.65%       13.77%            8.33%                   n/a
Investor (7/31/02)                                 1.38%           8.35%       13.42%              n/a                11.35%
Russell 1000 Index*                                3.31%          10.25%       12.79%            8.57%                12.12%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Investors cannot invest directly in any index.

* The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, and represents approximately 92% of the total market capitalization of the Russell 3000(R) Index.

** Not annualized.

(1) Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                    Institutional      Investor
FUND OVERVIEW(2)                    Shares             Shares
----------------------------------------------------------------
Initial Investment                  $50,000            $2,500
Inception Date                      6/19/02            7/31/02
Total Net Assets ($ x 1,000)        $90,612            $9,958
Ticker Symbol                       AXLIX              AXLVX
Cusip                               51855Q101          51855Q853
NAV                                 $12.54             $12.53
Expense Ratio(3)                    0.99%              1.29%

FUND CHARACTERISTICS(2)
--------------------------------------------------------
Number of Securities                                 231
Median Market Capitalization                      34,156
  ($Wtd. x 1,000,000)
Portfolio Turnover (One year trailing)               117%
Price to Earnings (P/E)                            15.09
Price to Book (P/B)                                 2.52
Price to Cash Flow                                 12.60
Beta                                                1.12
Return on Equity                                   19.08%
Five-Year Earnings Growth                          31.12%

TOP EQUITY HOLDINGS(2) % of Net Assets
---------------------------------------------------------
Exxon Mobil Corp.                                     4.0%
Bank of America Corp.                                 3.5%
AT&T Corp.                                            2.9%
Hewlett-Packard Co.                                   2.5%
ChevronTexaco Corp.                                   2.4%
Google, Inc., Class A                                 2.3%
Wachovia Corp.                                        2.1%
Oracle Corp.                                          2.0%
General Electric Co.                                  1.9%
Morgan Stanley                                        1.9%
TOTAL                                                25.5%

PORTFOLIO COMPOSITION(2) % of Investments
------------------------------------------------------------
SECTOR WEIGHTINGS
(PIE CHART)

Financials                                                                       23.0
Information Technology                                                           16.6
Energy                                                                           11.7
Industrials                                                                      11.5
Consumer Discretionary                                                           11.2
Health Care                                                                       8.3
Consumer Staples                                                                  6.7
Utilities                                                                         4.0
Telecommunications Services                                                       3.7
Materials                                                                         3.3

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) Reflects any applicable contractual limitations by Manager to waive its management fee and/or bear certain expenses.

                                              Laudus Trust Semiannual Report   9

Performance and Fund Facts

Laudus Rosenberg U.S. Large Capitalization Growth Fund as of 9/30/06

PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                    INSTITUTIONAL SHARES          RUSSELL 1000(R) GROWTH INDEX*
                                                                    --------------------          -----------------------------
6/7/2000                                                                   50000                              50000
3/01                                                                       38645                              31665
3/02                                                                       39298                              31032
3/03                                                                       30385                              22725
3/04                                                                       40364                              30040
3/05                                                                       41744                              30391
3/06                                                                       47943                              34384
9/06                                                                       47013                              34343

PERFORMANCE OF A HYPOTHETICAL
$10,000 INVESTMENT IN INVESTOR SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                      INVESTOR SHARES             RUSSELL 1000(R) GROWTH INDEX*
                                                                      ---------------             -----------------------------
8/15/03                                                                    10000                              10000
3/04                                                                       11450                              11284
3/05                                                                       11810                              11415
3/06                                                                       13520                              12915
9/06                                                                       13244                              12899

AVERAGE ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

                                                                                            SINCE INCEPTION       SINCE INCEPTION
CLASS AND INCEPTION DATE                         6 MONTHS**       1 YEAR       5 YEAR        INSTITUTIONAL           INVESTOR
Institutional (6/7/00)                             -1.94%         4.34%        5.67%            -0.97%                   n/a
Investor (8/15/03)                                 -2.04%         4.10%          n/a               n/a                 9.40%
Russell 1000 Growth Index*                         -0.12%         6.04%        4.42%            -5.77%                 8.49%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Investors cannot invest directly in any index.

* The Russell 1000 Growth(R) Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

** Not annualized.

(1) Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                    Institutional      Investor
FUND OVERVIEW(2)                    Shares             Shares
----------------------------------------------------------------
Initial Investment                  $50,000            $2,500
Inception Date                      6/7/00             8/15/03
Total Net Assets ($ x 1,000)        $52,134            $1,927
Ticker Symbol                       REDIX              REFIX
Cusip                               51855Q200          51855Q846
NAV                                 $9.08              $9.14
Expense Ratio(3)                    0.99%              1.29%

FUND CHARACTERISTICS(2)
--------------------------------------------------------
Number of Securities                                 338
Median Market Capitalization ($Wtd. x 1,000,000)  32,744
Portfolio Turnover (One year trailing)             84.77%
Price to Earnings (P/E)                            19.76
Price to Book (P/B)                                 3.67
Price to Cash Flow                                 15.42
Beta                                                1.18
Return on Equity                                   27.14%
Five-Year Earnings Growth                          21.74%

TOP EQUITY HOLDINGS(2) % of Net Assets
---------------------------------------------------------
Microsoft Corp.                                       2.8%
Cisco Systems, Inc.                                   2.3%
General Electric Co.                                  2.0%
International Business Machines Corp.                 2.0%
Johnson & Johnson                                     1.9%
PepsiCo, Inc.                                         1.9%
Google, Inc., Class A                                 1.4%
Home Depot, Inc.                                      1.3%
Intel Corp.                                           1.3%
Wal-Mart Stores, Inc.                                 1.3%
TOTAL                                                18.2%

PORTFOLIO COMPOSITION(2) % of Investments
------------------------------------------------------------
SECTOR WEIGHTINGS
(PIE CHART)

Information Technology                                                           25.0
Industrials                                                                      16.8
Health Care                                                                      14.5
Consumer Discretionary                                                           11.6
Financials                                                                       11.5
Consumer Staples                                                                  9.2
Energy                                                                            5.0
Materials                                                                         3.4
Utilities                                                                         2.1
Telecommunications Services                                                       0.9

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) Reflects any applicable contractual limitations by Manager to waive its management fee and/or bear certain expenses.

 10  Laudus Trust Semiannual Report

Performance and Fund Facts

Laudus Rosenberg U.S. Large Capitalization Value Fund as of 9/30/06

PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                    INSTITUTIONAL SHARES           RUSSELL 1000(R) VALUE INDEX*
                                                                    --------------------           ----------------------------
5/2/05                                                                     50000                              50000
3/06                                                                       59915                              57425
9/06                                                                       61927                              61359

PERFORMANCE OF A HYPOTHETICAL
$10,000 INVESTMENT IN INVESTOR SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                      INVESTOR SHARES              RUSSELL 1000(R) VALUE INDEX*
                                                                      ---------------              ----------------------------
5/2/05                                                                     10000                              10000
3/06                                                                       11932                              11482
9/06                                                                       12326                              12272

AVERAGE ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

                                                                                            SINCE INCEPTION       SINCE INCEPTION
CLASS AND INCEPTION DATE                                      6 MONTHS**       1 YEAR        INSTITUTIONAL           INVESTOR
Institutional (5/02/05)                                         3.36%          10.48%           16.30%                   n/a
Investor (5/02/05)                                              3.29%          10.14%              n/a                15.90%
Russell 1000 Value Index*                                       6.85%          14.62%           15.57%                15.57%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Value-based investments are subject to the risk that the broad market may not recognize their value.

Investors cannot invest directly in any index.

* The Russell 1000 Value(R) Index measures the performance of those Russell 1000 companies with lower valuation ratios such as price-to-book and price-to-earnings ratios.

** Not annualized.

(1) Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                    Institutional      Investor
FUND OVERVIEW(2)                    Shares             Shares
----------------------------------------------------------------
Initial Investment                  $50,000            $2,500
Inception Date                      5/2/05             5/2/05
Total Net Assets ($ x 1,000)        $6,951             $442
Ticker Symbol                       LLCVX              LCVJX
Cusip                               51855Q713          51855Q721
NAV                                 $12.30             $12.26
Expense Ratio(3)                    0.99%              1.29%

FUND CHARACTERISTICS(2)
--------------------------------------------------------
Number of Securities                                 153
Median Market Capitalization ($Wtd. x 1,000,000)  43,119
Portfolio Turnover (One year trailing)             96.38%
Price to Earnings (P/E)                            13.01
Price to Book (P/B)                                 2.05
Price to Cash Flow                                  9.64
Beta                                                1.13
Return on Equity                                   17.73%
Five-Year Earnings Growth                          26.86%

TOP EQUITY HOLDINGS(2) % of Net Assets
---------------------------------------------------------
Bank of America Corp.                                 4.6%
Citigroup, Inc.                                       4.3%
Exxon Mobil Corp.                                     4.1%
Pfizer, Inc.                                          3.9%
JPMorgan Chase & Co.                                  3.6%
AT&T Corp.                                            2.7%
Verizon Communications, Inc.                          2.6%
ChevronTexaco Corp.                                   2.3%
Hewelett-Packard Co.                                  2.2%
General Electric Co.                                  2.0%
TOTAL                                                32.3%

PORTFOLIO COMPOSITION(2) % of Investments
------------------------------------------------------------
SECTOR WEIGHTINGS
(PIE CHART)

Financials                                                                       35.6
Energy                                                                           13.7
Industrials                                                                       8.6
Health Care                                                                       8.2
Consumer Staples                                                                  7.2
Telecommunications Services                                                       6.9
Consumer Discretionary                                                            6.7
Information Technology                                                            6.5
Materials                                                                         4.4
Utilities                                                                         2.2

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) Reflects any applicable contractual limitations by Manager to waive its management fee and/or bear certain expenses.

                                             Laudus Trust Semiannual Report   11

Performance and Fund Facts

Laudus Rosenberg U.S. Discovery Fund as of 9/30/06

PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)
----------------------------------------

                                                                    INSTITUTIONAL SHARES             RUSSELL 2500(TM) INDEX*
                                                                    --------------------             -----------------------
9/4/2001                                                                    50000                             50000
3/02                                                                        55625                             54310
3/03                                                                        47932                             41276
3/04                                                                        74726                             66301
3/05                                                                        82184                             71744
3/06                                                                       100922                             88999
9/06                                                                        95250                             85572

PERFORMANCE OF A HYPOTHETICAL
$10,000 INVESTMENT IN INVESTOR SHARES(1)
----------------------------------------

                                                                      INVESTOR SHARES                RUSSELL 2500(TM) INDEX*
                                                                      ---------------                -----------------------
10/3/01                                                                    10000                              10000
3/02                                                                       11834                              12175
3/03                                                                       10178                               9253
3/04                                                                       15799                              14864
3/05                                                                       17331                              16085
3/06                                                                       21214                              19953
9/06                                                                       19990                              19185

AVERAGE ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

                                                                                            SINCE INCEPTION       SINCE INCEPTION
CLASS AND INCEPTION DATE                         6 MONTHS**       1 YEAR       5 YEAR        INSTITUTIONAL           INVESTOR
Institutional (9/4/01)                             -5.62%          5.58%       15.70%           13.54%                   n/a

Investor (10/3/01)                                 -5.77%          5.21%          n/a              n/a                14.88%

Russell 2500(TM) Index*                            -3.85%          8.80%       14.44%           11.17%                13.93%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Small and mid-capitalization funds typically carry additional risks since smaller companies generally have experienced a greater degree of market volatility.

Investors cannot invest directly in any index.

* The Russell 2500(R) Index measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index, and represents approximately 16% of the total market capitalization of the Russell 3000(R) Index.

** Not annualized.

(1) Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                   Institutional    Investor
FUND OVERVIEW(2)                      Shares         Shares
-------------------------------------------------------------
Initial Investment                 $50,000          $2,500
Inception Date                     9/4/01           10/3/01
Total Net Assets ($ x 1,000)       $671,831         $226,107
Ticker Symbol                      RDISX            RDIVX
Cusip                              51855Q309        51855Q838
NAV                                $18.15           $17.97
Expense Ratio                      0.98%            1.33%

FUND CHARACTERISTICS(2)
--------------------------------------------------------
Number of Securities                                 838
Median Market Capitalization ($Wtd. x 1,000,000)  $2,091
Portfolio Turnover (One year trailing)             94.41%
Price to Earnings (P/E)                            16.07
Price to Book (P/B)                                 1.92
Price to Cash Flow                                 12.09
Beta                                                1.28
Return on Equity                                   13.24%
Five-Year Earnings Growth                          35.12%

TOP EQUITY HOLDINGS(2) % of Net Assets
--------------------------------------------------------
BMC Software, Inc.                                  1.7%
A.G. Edwards, Inc.                                  1.2%
Manor Care, Inc.                                    1.2%
Autoliv, Inc.                                       1.1%
HCC Insurance Holdings, Inc.                        1.0%
Intersil Corp., Class A                             1.0%
Ann Taylor Stores Corp.                             1.0%
Emdeon Corp.                                        1.0%
LSI Logic Corp.                                     0.9%
Sabre Holdings Corp., Class A                       0.9%
TOTAL                                              11.0%

PORTFOLIO COMPOSITION(2) % of Investments
------------------------------------------------------------

SECTOR WEIGHTINGS
(PIE CHART)

Financials                                                                       21.0
Industrials                                                                      18.0
Information Technology                                                           16.1
Consumer Discretionary                                                           13.9
Health Care                                                                       8.1
Energy                                                                            7.3
Materials                                                                         6.0
Utilities                                                                         5.4
Consumer Staples                                                                  2.4
Telecommunications Services                                                       1.8

(2) Portfolio holdings are subject to change and may not represent current or future holdings.
 12  Laudus Trust Semiannual Report

Performance and Fund Facts

Laudus Rosenberg U.S. Small Capitalization Fund as of 9/30/06

PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)
----------------------------------------
(LINE GRAPH)

                                                                    INSTITUTIONAL SHARES              RUSSELL 2000(R) INDEX*
                                                                    --------------------              ----------------------
3/31/96                                                                     50000                              50000
3/97                                                                        59765                              52555
3/98                                                                        86629                              74633
3/99                                                                        68818                              62498
3/00                                                                        90400                              85803
3/01                                                                        89261                              72650
3/02                                                                       100612                              82806
3/03                                                                        91697                              60482
3/04                                                                       143809                              99087
3/05                                                                       157269                             104448
3/06                                                                       187874                             131447
9/06                                                                       174385                             125388

PERFORMANCE OF A HYPOTHETICAL
$100,000 INVESTMENT IN ADVISER SHARES(1)
----------------------------------------
(LINE GRAPH)

                                                                       ADVISER SHARES                 RUSSELL 2000(R) INDEX*
                                                                       --------------                 ----------------------
1/21/97                                                                    100000                             100000
3/97                                                                        96748                              91790
3/98                                                                       139800                             130351
3/99                                                                       110858                             109156
3/00                                                                       145228                             149860
3/01                                                                       143148                             126887
3/02                                                                       176951                             144625
3/03                                                                       146245                             105620
3/04                                                                       228919                             173037
3/05                                                                       249788                             182398
3/06                                                                       297473                             229548
9/06                                                                       275817                             218966

PERFORMANCE OF A HYPOTHETICAL
$10,000 INVESTMENT IN INVESTOR SHARES(1)
----------------------------------------
(LINE GRAPH)

                                                                      INVESTOR SHARES                 RUSSELL 2000(R) INDEX*
                                                                      ---------------                 ----------------------
10/22/96                                                                   10000                              10000
3/97                                                                       10684                               9988
3/98                                                                       15430                              14184
3/99                                                                       12229                              11878
3/00                                                                       16027                              16307
3/01                                                                       15783                              13807
3/02                                                                       19493                              15737
3/03                                                                       16098                              11493
3/04                                                                       25177                              18829
3/05                                                                       27443                              19847
3/06                                                                       32652                              24978
9/06                                                                       30258                              23826

AVERAGE ANNUAL TOTAL RETURNS(1)

--------------------------------------------------------------------------------

                                                                      SINCE INCEPTION   SINCE INCEPTION   SINCE INCEPTION
CLASS AND INCEPTION DATE     6 MONTHS**   1 YEAR   5 YEAR   10 YEAR    INSTITUTIONAL        ADVISER          INVESTOR
Institutional (2/22/89)        -7.18%      3.59%   14.36%   12.24%        13.69%               n/a               n/a
Adviser (1/21/97)              -7.28%      3.32%   14.09%      n/a           n/a            11.03%               n/a
Investor (10/22/96)            -7.33%      3.27%   13.97%      n/a           n/a               n/a            11.78%
Russell 2000(R) Index*         -4.61%      9.92%   13.78%    9.06%        10.76%             8.42%             9.12%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Small capitalization funds typically carry additional risks since smaller companies generally have experienced a greater degree of market volatility.

Investors cannot invest directly in any index.

* The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, and represents approximately 8% of the total market capitalization of the Russell 3000(R) Index.

** Not annualized.

(1) Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                       Institutional     Adviser     Investor
FUND OVERVIEW(2)          Shares         Shares       Shares
--------------------------------------------------------------
Initial Investment     $50,000          $100,000     $2,500
Inception Date         2/22/89          1/21/97      10/22/96
Total Net Assets ($ x  $791,862         $47,773      $276,731
  1,000)
Ticker Symbol          USCIX            LIFUX        BRSCX
Cusip                  51855Q408        51855Q739    51855Q820
NAV                    $13.06           $12.87       $12.76
Expense Ratio          0.98%            1.23%        1.33%

FUND CHARACTERISTICS(2)
--------------------------------------------------------
Number of Securities                                 747

Median Market Capitalization ($Wtd. x 1,000,000)     954
Portfolio Turnover (One year trailing)             75.02%
Price to Earnings (P/E)                            17.31
Price to Book (P/B)                                 1.83
Price to Cash Flow                                 11.59
Beta                                                1.35
Return on Equity                                   11.60%
Five-Year Earnings Growth                          33.56%

TOP EQUITY HOLDINGS(2) % of Net Assets
--------------------------------------------------------
Granite Construction, Inc.                          1.7%
Delphi Financial Group, Inc., Class A               1.3%
Knight Capital Group, Inc., Class A                 1.1%
Charming Shoppers, Inc.                             1.1%
MPS Group, Inc.                                     1.1%
EGL, Inc.                                           1.0%
Imation Corp.                                       0.9%
Regal Beloit Corp.                                  0.9%
Brown Shoe Co., Inc.                                0.9%
Sunstone Hotel Investors, Inc.                      0.9%
TOTAL                                              10.9%

PORTFOLIO COMPOSITION(2) % of Investments
------------------------------------------------------------

SECTOR WEIGHTINGS
(PIE CHART)

Information Technology                                                           20.1
Industrials                                                                      20.1
Financials                                                                       19.3
Consumer Discretionary                                                           16.4
Health Care                                                                       8.0
Energy                                                                            4.9
Materials                                                                         4.1
Utilities                                                                         3.1
Consumer Staples                                                                  2.9
Telecommunications Services                                                       1.1

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

                                             Laudus Trust Semiannual Report   13

Performance and Fund Facts

Laudus Rosenberg International Equity Fund as of 9/30/06

PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                    INSTITUTIONAL SHARES               MSCI-EAFE(R) INDEX*
                                                                    --------------------               -------------------
6/7/00                                                                     50000                              50000
3/01                                                                       40750                              38140
3/02                                                                       37343                              35005
3/03                                                                       29628                              26971
3/04                                                                       45571                              42655
3/05                                                                       52115                              49258
3/06                                                                       64550                              61543
9/06                                                                       66189                              64602

PERFORMANCE OF A HYPOTHETICAL
$10,000 INVESTMENT IN INVESTOR SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                      INVESTOR SHARES                  MSCI-EAFE(R) INDEX*
                                                                      ---------------                  -------------------
12/5/00                                                                    10000                              10000
3/01                                                                        9053                               8684
3/02                                                                        8254                               7970
3/03                                                                        6544                               6141
3/04                                                                       10052                               9712
3/05                                                                       11438                              11215
3/06                                                                       14116                              14013
9/06                                                                       14463                              14709

AVERAGE ANNUAL TOTAL RETURNS(1)

--------------------------------------------------------------------------------

                                                                                            SINCE INCEPTION       SINCE INCEPTION
CLASS AND INCEPTION DATE                         6 MONTHS**       1 YEAR       5 YEAR        INSTITUTIONAL           INVESTOR
Institutional (6/7/00)                             2.54%          15.93%       13.75%            4.54%                   n/a
Investor (12/5/00)                                 2.46%          15.52%       13.45%              n/a                 6.54%
MSCI-EAFE(R) Index*                                4.97%          19.65%       14.70%            4.14%                 6.85%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates.

Investors cannot invest directly in any index.

* The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI-EAFE(R) Index) Index is a free float-adjusted market capitalization index that is designed to measure market equity performance in 21 developed market countries, excluding the U.S. and Canada.

** Not annualized.

(1) Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                  Institutional    Investor
FUND OVERVIEW(2)                     Shares         Shares
------------------------------------------------------------
Initial Investment                $50,000          $2,500
Inception Date                    6/7/00           12/5/00
Total Net Assets ($ x 1,000)      $62,245          $53,536
Ticker Symbol                     REQIX            RIEIX
Cusip                             51855Q507        51855Q812
NAV                               $12.10           $12.06
Expense Ratio(3)                  1.34%            1.64%

FUND CHARACTERISTICS(2)
--------------------------------------------------------
Number of Securities                                 397
Median Market Capitalization ($Wtd. x             38,972
  1,000,000)
Portfolio Turnover (One year trailing)                56%
Price to Earnings (P/E)                            15.16
Price to Book (P/B)                                 2.03
Price to Cash Flow                                  9.16
Beta                                                1.05
Return on Equity                                   14.46%
Five-Year Earnings Growth                          26.62%

TOP EQUITY HOLDINGS(2) % of Net Assets
--------------------------------------------------------
Royal Dutch Shell plc, Class A                      1.9%
Royal Bank of Scotland Group plc                    1.9%
Banco Santander Central Hispano S.A.                1.6%
UBS AG, Reg'd                                       1.5%
Sanofi-Aventis                                      1.4%
Royal Dutch Shell plc, Class B                      1.4%
Nestle S.A.                                         1.3%
Mitsubishi UFJ Financial Group, Inc.                1.3%
Deutsche Bank AG                                    1.3%
Credit Suisse Group                                 1.3%
TOTAL                                              14.9%

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) Reflects any applicable contractual limitations by Manager to waive its management fee and/or bear certain expenses.

 14  Laudus Trust Semiannual Report

Performance and Fund Facts continued

Laudus Rosenberg International Equity Fund as of 9/30/06

PORTFOLIO COMPOSITION(1) % of Investments
------------------------------------------------------------

SECTOR WEIGHTINGS

(PIE CHART)

Financials                                                                       33.5
Materials                                                                        10.8
Consumer Discretionary                                                            9.8
Energy                                                                            8.1
Industrials                                                                       7.8
Consumer Staples                                                                  7.7
Health Care                                                                       6.1
Information Technology                                                            6.0
Telecommunications Services                                                       5.4
Utilities                                                                         4.8

PORTFOLIO COMPOSITION(1) % of Net Assets

------------------------------------------------------------

COUNTRY WEIGHTINGS

(PIE CHART)

Japan                                                                            23.5
United Kingdom                                                                   21.8
France                                                                            9.7
Switzerland                                                                       8.2
Germany                                                                           8.0
Spain                                                                             6.1
Australia                                                                         4.9
Italy                                                                             3.9
Netherlands                                                                       2.2
Belgium                                                                           2.1
Sweden                                                                            1.9
Hong Kong                                                                         1.8
Finland                                                                           2.1
Other Countries                                                                   3.8

(1) Portfolio holdings are subject to change and may not represent current or future holdings.

                                             Laudus Trust Semiannual Report   15

Performance and Fund Facts

Laudus Rosenberg International Discovery Fund as of 9/30/06

PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                                                    S&P/CITIGROUP GLOBAL EX US
                                                                    INSTITUTIONAL SHARES            BMI $2-10 BILL CAP RANGE*
                                                                    --------------------            --------------------------
5/31/06                                                                    50000                              50000
9/30/06                                                                    51255                              51825

PERFORMANCE OF A HYPOTHETICAL
$10,000 INVESTMENT IN INVESTOR SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                                                    S&P/CITIGROUP GLOBAL EX US
                                                                      INVESTOR SHARES               BMI $2-10 BILL CAP RANGE*
                                                                      ---------------               --------------------------
5/31/06                                                                    10000                              10000
9/30/06                                                                    10241                              10365

TOTAL RETURNS(1)

--------------------------------------------------------------------------------

CLASS AND INCEPTION DATE                                            SINCE INCEPTION**
Institutional (5/31/06)                                                   2.51%

Investor (5/31/06)                                                        2.41%

S&P/Citigroup Global ex US BMI $2-10 Bill Cap Range*                      3.65%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Investing in emerging markets accentuates these risks.

Small capitalization funds typically carry additional risks since smaller companies generally have experienced a greater degree of market volatility.

Investors cannot invest directly in any index.

* The S&P/Citigroup Global ex US Broad Market Index (BMI) $2 - $10 Bill Cap Range includes companies in approximately 52 developed and emerging markets with more than $100 million of free float capitalization.

** For the period from inception (5/31/06) through 9/30/06. Not annualized.

(1) Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                  Institutional    Investor
FUND OVERVIEW(2)                     Shares         Shares
------------------------------------------------------------
Initial Investment                $50,000          $2,500
Inception Date                    5/31/06          5/31/06
Total Net Assets ($ x 1,000)      $14,317          $37,550
Ticker Symbol                     LIDSX            LIDIX
Cusip                             51855Q689        51855Q697
NAV                               $10.22           $10.21
Expense Ratio(3)                  1.35%            1.65%

FUND CHARACTERISTICS(2)
--------------------------------------------------------
Number of Securities                                 417
Median Market Capitalization ($Wtd. x 1,000,000)   5,819
Portfolio Turnover**                               49.70%
Price to Earnings (P/E)                            15.26
Price to Book (P/B)                                 1.63
Price to Cash Flow                                  8.66
Beta                                                1.03
Return on Equity                                   11.46%
Five-Year Earnings Growth                          25.36%

TOP EQUITY HOLDINGS(2) % of Net Assets
--------------------------------------------------------
Konica Minolta Holdings, Inc.                       0.7%
Old Mutual plc                                      0.7%
Telus Corp.                                         0.7%
West Japan Railway Co.                              0.7%
Asahi Breweries Ltd.                                0.6%
Kobe Steel Ltd.                                     0.6%
Sumitomo Metal Mining Co., Ltd.                     0.6%
Fiat S.p.A.                                         0.6%
Koninklijike DSM N.V.                               0.6%
Amvescap plc                                        0.6%
TOTAL                                               6.4%

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) Reflects any applicable contractual limitations by Manager to waive its management fee and/or bear certain expenses.

 16  Laudus Trust Semiannual Report

Performance and Fund Facts continued

Laudus Rosenberg International Discovery Fund as of 9/30/06

PORTFOLIO COMPOSITION(1) % of Investments
------------------------------------------------------------

SECTOR WEIGHTINGS

(PIE CHART)

Financials                                                                       27.5
Materials                                                                        18.3
Industrials                                                                      16.0
Consumer Discretionary                                                           10.8
Consumer Staples                                                                  7.4
Information Technology                                                            6.6
Utilities                                                                         3.9
Telecommunications Services                                                       3.8
Energy                                                                            3.0
Health Care                                                                       2.7

PORTFOLIO COMPOSITION(1) % of Net Assets

------------------------------------------------------------

COUNTRY WEIGHTINGS

(PIE CHART)

Japan                                                                            24.8
United Kingdom                                                                   14.0
Canada                                                                            5.9
France                                                                            4.1
Germany                                                                           4.1
Australia                                                                         3.8
South Korea                                                                       3.7
Taiwan                                                                            3.6
Switzerland                                                                       3.2
Italy                                                                             3.1
Hong Kong                                                                         2.8
Sweden                                                                            2.2
Spain                                                                             2.1
South Africa                                                                      1.6
Brazil                                                                            1.5
Other Countries                                                                  19.5

(1) Portfolio holdings are subject to change and may not represent current or future holdings.

                                             Laudus Trust Semiannual Report   17

Performance and Fund Facts

Laudus Rosenberg International Small Capitalization Fund as of 9/30/06

PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                                                    S&P/CITIGROUP WORLD EX US
                                                                    INSTITUTIONAL SHARES                      EMI **
                                                                    --------------------            -------------------------
9/23/96                                                                     50000                              50000
3/97                                                                        50650                              48865
3/98                                                                        51921                              52862
3/99                                                                        47337                              51308
3/00                                                                        62503                              63735
3/01                                                                        55759                              50051
3/02                                                                        53083                              50061
3/03                                                                        50238                              41766
3/04                                                                        89101                              73646
3/05                                                                       112731                              89914
3/06                                                                       147565                             118642
9/06                                                                       148273                             121536

PERFORMANCE OF A HYPOTHETICAL
$10,000 INVESTMENT IN INVESTOR SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                                                    S&P/CITIGROUP WORLD EX US
                                                                      INVESTOR SHARES                          EMI*
                                                                      ---------------               -------------------------
10/29/96                                                                   10000                              10000
3/97                                                                       10090                               9791
3/98                                                                       10314                              10592
3/99                                                                        9369                              10281
3/00                                                                       12317                              12770
3/01                                                                       10952                              10029
3/02                                                                       10396                              10031
3/03                                                                        9821                               8369
3/04                                                                       17375                              14756
3/05                                                                       21919                              18016
3/06                                                                       28600                              23772
9/06                                                                       28683                              24352

AVERAGE ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

                                                                                            SINCE INCEPTION       SINCE INCEPTION
CLASS AND INCEPTION DATE          6 MONTHS**       1 YEAR       5 YEAR       10 YEARS        INSTITUTIONAL           INVESTOR
Institutional (9/23/96)             0.48%          20.21%       25.89%        11.46%            11.46%                   n/a
Investor (10/29/96)                 0.29%          19.83%       25.52%           n/a               n/a                11.20%
S&P/Citigroup World ex US EMI*      2.44%          22.47%       22.74%         9.27%             9.26%                 9.38%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates.

Small capitalization funds typically carry additional risks since smaller companies generally have experienced a greater degree of market volatility.

Investors cannot invest directly in any index.

* S&P/Citigroup World ex US Extended Market Index (EMI) is a float-adjusted index which measures the performance of small companies (approximately the bottom 20% by market capitalization) in 25 developed equity markets.

** Not annualized.

(1) Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                  Institutional    Investor
FUND OVERVIEW(2)                     Shares         Shares
------------------------------------------------------------
Initial Investment                $50,000          $2,500
Inception Date                    9/23/96          10/29/96
Total Net Assets ($ x 1,000)      $767,533         $750,743
Ticker Symbol                     ICSIX            RISIX
Cusip                             51855Q606        51855Q796
NAV                               $21.07           $20.80
Expense Ratio                     1.10%            1.44%

FUND CHARACTERISTICS(2)
--------------------------------------------------------
Number of Securities                               1,156
Median Market Capitalization                       2,592
($Wtd. x 1,000,000)
Portfolio Turnover                                    91%
(One year trailing)
Price to Earnings (P/E)                            16.18
Price to Book (P/B)                                 1.42
Price to Cash Flow                                  8.13
Beta                                                1.01
Return on Equity                                    9.33%
Five-Year Earnings Growth                          23.82%

TOP EQUITY HOLDINGS(2) % of Net Assets
--------------------------------------------------------
Compagnie Generale des Etablissements Michelin,
  Class B                                           1.0%
Legal & General Group plc                           0.9%
Infineon Technologies AG                            0.9%
Koninklijke DSM N.V.                                0.8%
Old Mutual plc                                      0.8%
Swiss Life Holding                                  0.7%
Cap Gemini SA                                       0.7%
Hammerson plc                                       0.7%
Natexis Banques Populaires                          0.7%
Tate & Lyle plc                                     0.7%
TOTAL                                               7.9%

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

 18  Laudus Trust Semiannual Report

Performance and Fund Facts continued

Laudus Rosenberg International Small Capitalization Fund as of 9/30/06

PORTFOLIO COMPOSITION(1) % of Investments
------------------------------------------------------------

SECTOR WEIGHTINGS
(PIE CHART)

Financials                                                                       21.9
Industrials                                                                      19.8
Materials                                                                        17.9
Consumer Discretionary                                                           16.1
Consumer Staples                                                                  8.4
Information Technology                                                            7.4
Health Care                                                                       4.2
Energy                                                                            2.2
Utilities                                                                         1.1
Telecommunications Services                                                       1.0

PORTFOLIO COMPOSITION(1) % of Net Assets
------------------------------------------------------------

COUNTRY WEIGHTINGS
(PIE CHART)

Japan                                                                            19.4
United Kingdom                                                                   18.1
Switzerland                                                                       8.5
France                                                                            8.2
Germany                                                                           6.3
Canada                                                                            6.1
Italy                                                                             4.7
Australia                                                                         3.9
South Korea                                                                       3.6
Spain                                                                             3.4
Netherlands                                                                       2.5
Sweden                                                                            2.1
Hong Kong                                                                         1.6
Denmark                                                                           1.5
Other Countries                                                                  10.1

(1) Portfolio holdings are subject to change and may not represent current or future holdings.

                                             Laudus Trust Semiannual Report   19

Performance and Fund Facts

Laudus Rosenberg U.S. Large/Mid Capitalization
Long/Short Equity Fund as of 9/30/06

PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                    INSTITUTIONAL SHARES                  90-DAY T-BILLS
                                                                    --------------------                  --------------
10/19/98                                                                   50000                              50000
3/99                                                                       52570                              51005
3/00                                                                       57732                              53530
3/01                                                                       54967                              56624
3/02                                                                       60024                              58351
3/03                                                                       67767                              59244
3/04                                                                       63586                              59812
3/05                                                                       67356                              60925
3/06                                                                       72267                              63264
9/06                                                                       73221                              64878

PERFORMANCE OF A HYPOTHETICAL
$10,000 INVESTMENT IN INVESTOR SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                      INVESTOR SHARES                     90-DAY T-BILLS
                                                                      ---------------                     --------------
11/11/98                                                                   10000                              10000
3/99                                                                       10471                              10169
3/00                                                                       11454                              10672
3/01                                                                       10875                              11289
3/02                                                                       11850                              11634
3/03                                                                       13330                              11812
3/04                                                                       12469                              11925
3/05                                                                       13158                              12147
3/06                                                                       14091                              12613
9/06                                                                       14254                              12935

AVERAGE ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

                                                                                  SINCE INCEPTION       SINCE INCEPTION
CLASS AND INCEPTION DATE               6 MONTHS**       1 YEAR       5 YEAR        INSTITUTIONAL           INVESTOR
Institutional (10/19/98)                 1.32%          6.75%        2.95%             4.92%                   n/a
Investor (11/11/98)*                     1.16%          6.47%        2.63%               n/a                 4.60%
90 day T-bills                           2.55%          4.77%        2.34%             3.33%                 3.31%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Mid-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk and volatility.

Investments in long/short funds are more volatile and risky than some other forms of investments. Since they have both long and short portfolios, an investment will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of Funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the Manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market, there is no assurance that the Manager will be successful.

The Fund uses the return that an investor could achieve through an investment in 3-month U.S. Treasury Bills as a benchmark against which to measure the Fund's performance. AXA Rosenberg attempts to achieve returns for the Fund's shareholders which exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other differences, U.S. Treasury Bills are backed by the full faith and credit of the U.S. Government, U.S. Treasury Bills have a fixed rate of return, investors in U.S. Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in U.S. Treasury Bills.

* NAV and six-month return for the Investor shares presented in this section differ from the NAV and return presented in the financial highlights. This is a result of the calculation of the financial highlights adhering to GAAP presentation.

** Not annualized.

(1) Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

FUND OVERVIEW(2)                  Institutional    Investor
                                     Shares         Shares

------------------------------------------------------------
Initial Investment                $50,000          $2,500
Inception Date                    10/19/98         11/11/98
Total Net Assets
  ($ x 1,000)                     $17,141          $12,083
Ticker Symbol                     SSMNX            RMNIX
Cusip                             51855Q804        51855Q770
NAV                               $12.24           $12.26*
Expense Ratio(3)                  2.73%            3.04%
Expense Ratio(4)                  1.24%            1.54%

FUND CHARACTERISTICS(2)                Long         Short
----------------------------------------------------------
Number of Securities                       85           86
Median Market Capitalization           24,823       20,045
  ($Wtd. x 1,000,000)
Portfolio Turnover                        204%         142%
  (One year trailing)
Price to Earnings (P/E)                 15.07        24.71
Price to Book (P/B)                      2.62         3.19
Price to Cash Flow                      12.20        12.06
Beta                                     1.13         1.04
Return on Equity                        19.99%       13.98%
Five-Year Earnings Growth               29.12%       17.05%

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) Reflects any applicable contractual limitations by Manager to waive its management fee and/or bear certain expenses. This amount includes nonrecurring account fees, extraordinary expenses, interest expense and dividend expense on securities sold short.

(4) Reflects any applicable contractual limitations by Manager to waive its management fee and/or bear certain expenses, exclusive of nonrecurring account fees, extraordinary expenses, interest expense, and dividend expenses on securities sold short.

 20  Laudus Trust Semiannual Report

Performance and Fund Facts continued

Laudus Rosenberg U.S. Large/Mid Capitalization
Long/Short Equity Fund as of 9/30/06

TOP EQUITY HOLDINGS(1) % of Net Assets              Long
---------------------------------------------------------
Bank of America Corp.                                4.5%
Exxon Mobil Corp.                                    3.6%
The Allstate Corp.                                   2.9%
Gilead Sciences, Inc.                                2.8%
Honeywell International, Inc.                        2.6%
AT&T Corp.                                           2.5%
Union Pacific Corp.                                  2.4%
Texas Instruments, Inc.                              2.4%
Google, Inc., Class A                                2.2%
CVS Corp.                                            2.2%
TOTAL                                               28.1%

TOP EQUITY HOLDINGS(1) % of Net Assets             Short
---------------------------------------------------------
Procter & Gamble Co.                                -4.6%
General Electric Co.                                -4.2%
Microsoft Corp.                                     -4.0%
Intel Corp.                                         -2.4%
Carnival Corp.                                      -2.3%
Wal-Mart Stores, Inc.                               -2.3%
Dominion Resources, Inc.                            -2.3%
Amgen, Inc.                                         -2.2%
The Coca-Cola Co.                                   -2.2%
Yahoo! Inc.                                         -2.1%
TOTAL                                              -28.6%

PORTFOLIO COMPOSITION(1) % of Investments
------------------------------------------------------------

SECTOR WEIGHTINGS--LONG POSITIONS
(PIE CHART)

Financials                                                                       24.5
Information Technology                                                           18.5
Energy                                                                           11.9
Consumer Discretionary                                                           10.0
Industrials                                                                       9.4
Consumer Staples                                                                  9.0
Utilities                                                                         5.7
Health Care                                                                       5.4
Telecommunications Services                                                       3.6
Materials                                                                         2.0

PORTFOLIO COMPOSITION(1) % of Short Positions
------------------------------------------------------------

SECTOR WEIGHTINGS--SHORT POSITIONS
(PIE CHART)

Information Technology                                                           23.7
Financials                                                                       22.9
Consumer Staples                                                                 15.3
Health Care                                                                      11.7
Consumer Discretionary                                                           11.1
Industrials                                                                       7.1
Utilities                                                                         5.5
Energy                                                                            1.7
Materials                                                                         0.6
Telecommunications Services                                                       0.4

(1) Portfolio holdings are subject to change and may not represent current or future holdings.

                                             Laudus Trust Semiannual Report   21

Performance and Fund Facts

Laudus Rosenberg Global Long/Short Equity Fund as of 9/30/06

PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                    INSTITUTIONAL SHARES                  90-DAY T-BILLS
                                                                    --------------------                  --------------
9/29/00                                                                    50000                              50000
3/01                                                                       48220                              51435
3/02                                                                       54108                              53004
3/03                                                                       63279                              53815
3/04                                                                       60242                              54331
3/05                                                                       61946                              55342
3/06                                                                       66227                              57467
9/06                                                                       65094                              58932

PERFORMANCE OF A HYPOTHETICAL
$10,000 INVESTMENT IN INVESTOR SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                      INVESTOR SHARES                     90-DAY T-BILLS
                                                                      ---------------                     --------------
8/23/01                                                                    10000                              10000
3/02                                                                       10358                              10168
3/03                                                                       12076                              10324
3/04                                                                       11462                              10423
3/05                                                                       11748                              10493
3/06                                                                       12521                              10895
9/06                                                                       12294                              13674

AVERAGE ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

                                                                                      SINCE INCEPTION       SINCE INCEPTION
CLASS AND INCEPTION DATE                    6 MONTHS*       1 YEAR       5 YEAR        INSTITUTIONAL           INVESTOR
Institutional (9/29/00)                      -1.71%          0.25%       2.61%             4.49%                   n/a
Investor (8/23/01)                           -1.81%          0.04%       2.30%               n/a                 4.13%
90 day T-bills                                2.55%          4.77%       2.34%             2.77%                 2.43%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Investments in long/short funds are more volatile and risky than some other forms of investments. Since they have both long and short portfolios, an investment will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of Funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the Manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market, there is no assurance that the Manager will be successful.

The Fund uses the return that an investor could achieve through an investment in 3-month U.S. Treasury Bills as a benchmark against which to measure the Fund's performance. AXA Rosenberg attempts to achieve returns for the Fund's shareholders which exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other differences, U.S. Treasury Bills are backed by the full faith and credit of the U.S. Government, U.S. Treasury Bills have a fixed rate of return, investors in U.S. Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in U.S. Treasury Bills.

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates.

* Not annualized.

(1) Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                  Institutional    Investor
FUND OVERVIEW (2)                    Shares         Shares
------------------------------------------------------------
Initial Investment                $50,000          $2,500
Inception Date                    9/29/00          8/23/01
Total Net Assets ($ x 1,000)      $28,123          $7,877
Ticker Symbol                     MSMNX            RMSIX
Cusip                             51855Q879        51855Q754
NAV                               $12.10           $11.94
Expense Ratio(3)                  3.67%            3.94%
Expense Ratio(4)                  1.99%            2.29%

FUND CHARACTERISTICS(2)                Long         Short
----------------------------------------------------------
Number of Securities                      465          514
Median Market Capitalization
  ($Wtd. X 1,000,000)                  11,431       12,296
Portfolio Turnover                        180%         162%
  (One year trailing)
Price to Earnings (P/E)                 19.75        23.77
Price to Book (P/B)                      2.07         2.96
Price to Cash Flow                      11.22        13.84
Beta                                     1.19         1.09
Return on Equity                        11.33%       13.54%
Five-Year Earnings Growth               31.83%       23.52%

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) Reflects any applicable contractual limitations by Manager to waive its management fee and/or bear certain expenses. This amount includes nonrecurring account fees, extraordinary expenses, interest expense and dividend expense on securities sold short.

(4) Reflects any applicable contractual limitations by Manager to waive its management fee and/or bear certain expenses, exclusive of nonrecurring account fees, extraordinary expenses, interest expense and dividend expenses on securities sold short.

 22  Laudus Trust Semiannual Report

Performance and Fund Facts continued

Laudus Rosenberg Global Long/Short Equity Fund as of 9/30/06

TOP EQUITY HOLDINGS (1) % of Net Assets                                        Long
-----------------------------------------------------------------------------------
Cisco Systems, Inc.                                                            1.2%
Bank of America Corp.                                                          1.2%
TXU Corp.                                                                      1.0%
Hewlett-Packard Co.                                                            1.0%
Apple Computer, Inc.                                                           1.0%
Becton Dickinson & Co.                                                         0.9%
Harley-Davidson, Inc.                                                          0.9%
Chicago Mercantile Exchange Holdings, Inc.                                     0.8%
The Allstate Corp.                                                             0.7%
International Business Machines Corp.                                          0.7%
TOTAL                                                                          9.4%

TOP EQUITY HOLDINGS(1) % of Net Assets                                         Short
------------------------------------------------------------------------------------
Wilshire Enterprises, Inc.                                                     -0.4%
Rock of Ages Corp.                                                             -0.4%
EPIX Pharmaceuticals, Inc.                                                     -0.4%
Biomet, Inc.                                                                   -0.3%
Innotrac Corp.                                                                 -0.3%
Young Broadcasting, Inc., Class A                                              -0.3%
Walgreen Co.                                                                   -0.2%
Neose Technologies, Inc.                                                       -0.2%
inVentiv Health, Inc.                                                          -0.2%
Wolverine Tube, Inc.                                                           -0.2%
TOTAL                                                                          -2.9%

PORTFOLIO COMPOSITION(1) % of Investments
------------------------------------------------------------
SECTOR WEIGHTINGS--LONG HOLDINGS
(PIE CHART)

Financials                                                                       19.9
Information Technology                                                           17.6
Consumer Discretionary                                                           13.6
Materials                                                                        11.7
Industrials                                                                      11.1
Health Care                                                                       7.0
Energy                                                                            6.0
Consumer Staples                                                                  5.2
Utilities                                                                         4.1
Telecommunications Services                                                       3.8

PORTFOLIO COMPOSITION(1) % of Short Positions
------------------------------------------------------------
SECTOR WEIGHTINGS--SHORT POSITIONS
(PIE CHART)

Information Technology                                                           20.8
Consumer Discretionary                                                           19.2
Financials                                                                       16.7
Industrials                                                                      13.3
Health Care                                                                      10.2
Consumer Staples                                                                  8.2
Utilities                                                                         4.8
Materials                                                                         3.5
Energy                                                                            3.1
Telecommunications Services                                                       0.2

PORTFOLIO COMPOSITION(1) % of Net Assets
------------------------------------------------------------
COUNTRY WEIGHTINGS--LONG HOLDINGS
(PIE CHART)

United States                                                                    46.3
Japan                                                                            24.0
United Kingdom                                                                    6.7
France                                                                            3.2
Switzerland                                                                       2.5
Germany                                                                           2.4
Italy                                                                             1.8
Spain                                                                             1.7
Sweden                                                                            1.6
Belgium                                                                           1.0
Netherlands                                                                       0.7
Denmark                                                                           0.7
Finland                                                                           0.6
Ireland                                                                           0.3
Norway                                                                            0.3
Austria                                                                           0.2
Other                                                                             6.0

PORTFOLIO COMPOSITION(1) % of Net Assets
------------------------------------------------------------
COUNTRY WEIGHTINGS--SHORT POSITIONS
(PIE CHART)

United States                                                                    46.9
Japan                                                                            23.7
United Kingdom                                                                    6.8
France                                                                            3.6
Spain                                                                             2.3
Germany                                                                           2.2
Italy                                                                             2.1
Switzerland                                                                       1.7
Netherlands                                                                       1.1
Finland                                                                           1.1
Belguim                                                                           0.8
Sweden                                                                            0.8
Denmark                                                                           0.7
Norway                                                                            0.5
Austria                                                                           0.1
Other                                                                             5.6

(1) Portfolio holdings are subject to change and may not represent current or future holdings.
                                             Laudus Trust Semiannual Report   23

Performance and Fund Facts

Laudus Rosenberg Value Long/Short Equity Fund as of 9/30/06

PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)
---------------------------------------------
(LINE GRAPH)

                                                                    INSTITUTIONAL SHARES                  90-DAY T-BILLS
                                                                    --------------------                  --------------
12/16/97                                                                   50000                              50000
3/98                                                                       49850                              50754
3/99                                                                       46206                              53180
3/00                                                                       39677                              55812
3/01                                                                       46010                              59038
3/02                                                                       52235                              60839
3/03                                                                       61094                              61769
3/04                                                                       57538                              62362
3/05                                                                       61266                              63522
3/06                                                                       62743                              65962
9/06                                                                       63094                              67644


PERFORMANCE OF A HYPOTHETICAL
$10,000 INVESTMENT IN INVESTOR SHARES(1)
----------------------------------------
(LINE GRAPH)

                                                                      INVESTOR SHARES                     90-DAY T-BILLS
                                                                      ---------------                     --------------
12/18/97                                                                   10000                              10000
3/98                                                                        9960                              10147
3/99                                                                        9197                              10632
3/00                                                                        7872                              11158
3/01                                                                        9091                              11803
3/02                                                                       10295                              12163
3/03                                                                       11997                              12349
3/04                                                                       11284                              12468
3/05                                                                       11974                              12700
3/06                                                                       12223                              13187
9/06                                                                       12270                              13524

AVERAGE ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

                                                                                            SINCE INCEPTION       SINCE INCEPTION
CLASS AND INCEPTION DATE                          6 MONTHS*       1 YEAR       5 YEAR        INSTITUTIONAL           INVESTOR
Institutional (12/16/97)                            0.56%         2.11%        3.29%             2.68%                  n/a
Investor (12/18/97)                                 0.38%         1.78%        2.98%              n/a                  2.35%
90 day T-bills                                      2.55%         4.77%        2.34%             3.50%                 3.49%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Investments in long/short funds are more volatile and risky than some other forms of investments. Since they have both long and short portfolios, an investment will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of Funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the Manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market, there is no assurance that the Manager will be successful.

The Fund uses the return that an investor could achieve through an investment in 3-month U.S. Treasury Bills as a benchmark against which to measure the Fund's performance. AXA Rosenberg attempts to achieve returns for the Fund's shareholders which exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other differences, U.S. Treasury Bills are backed by the full faith and credit of the U.S. Government, U.S. Treasury Bills have a fixed rate of return, investors in U.S. Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in U.S. Treasury Bills.

Small- and mid-capitalization funds typically carry additional risk since small- and mid-capitalization companies generally have a higher risk of failure.

Value-based investments are subject to the risk that the broad market may not recognize their value.

* Not annualized.

(1) Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                   Institutional    Investor
FUND OVERVIEW(2)                      Shares         Shares
-------------------------------------------------------------
Initial Investment                 $50,000          $2,500
Inception Date                     12/16/97         12/18/97
Total Net Assets ($ x 1,000)       $212,793         $73,390
Ticker Symbol                      BMNIX            BRMIX
Cusip                              51855Q861        51855Q762
NAV                                $10.72           $10.59
Expense Ratio(3)                   2.86%            3.19%
Expense Ratio(4)                   1.67%            2.00%

FUND CHARACTERISTICS(2)               Long         Short
----------------------------------------------------------
Number of Securities                     926          499
Median Market Capitalization           2,291        2,619
  ($Wtd. x 1,000,000)
Portfolio Turnover (One year             132%         109%
  trailing)
Price to Earnings (P/E)                19.04        58.36
Price to Book (P/B)                     1.94         2.63
Price to Cash Flow                     13.28        18.56
Beta                                    1.42         1.47
Return on Equity                       11.12%        4.66%
Five-Year Earnings Growth              33.18%       13.42%

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) This amount includes nonrecurring account fees, extraordinary expenses, interest expense and dividend expense on securities sold short.

(4) This amount excludes nonrecurring account fees, extraordinary expenses, interest expense, and dividend expenses on securities sold short.

 24  Laudus Trust Semiannual Report

Performance and Fund Fact continued

Laudus Rosenberg Value Long/Short Equity Fund as of 9/30/06

TOP EQUITY HOLDINGS(1) % of Net Assets              Long
---------------------------------------------------------
Custodian Trust Company                              8.2%
NII Holdings, Inc.                                   1.2%
Allegheny Technologies, Inc.                         1.1%
Celgene Corp.                                        1.1%
BMC Software, Inc.                                   1.0%
The Sherwin-Williams Co.                             1.0%
ENSCO International, Inc.                            1.0%
Tribute Co.                                          0.9%
Harris Corp.                                         0.9%
King Pharmaceuticals, Inc.                           0.9%
TOTAL                                               17.3%

TOP EQUITY HOLDINGS(1) % of Net Assets              Short
---------------------------------------------------------
Amazon.com, Inc.                                    -1.2%
Bunge Ltd.                                          -1.1%
Avaya, Inc.                                         -1.1%
NCR Corp.                                           -1.0%
EchoStar Communication Corp.                        -1.0%
Interpublic Group of Cos., Inc.                     -0.9%
Altera Corp.                                        -0.9%
Centex Corp.                                        -0.9%
Ball Corp.                                          -0.9%
Activision, Inc.                                    -0.9%
TOTAL                                               -9.9%

PORTFOLIO COMPOSITION(1) % of Investments
------------------------------------------------------------
SECTOR WEIGHTINGS--LONG HOLDINGS
(PIE CHART)

Consumer Discretionary                                                           19.2
Information Technology                                                           18.1
Industrials                                                                      16.3
Financials                                                                       16.2
Health Care                                                                       8.5
Energy                                                                            7.2
Materials                                                                         6.3
Consumer Staples                                                                  3.3
Utilities                                                                         2.9
Telecommunications Services                                                       2.0


PORTFOLIO COMPOSITION(1) % of Short Positions
------------------------------------------------------------
SECTOR WEIGHTINGS--SHORT POSITIONS
(PIE CHART)

Consumer Discretionary                                                           25.5
Information Technology                                                           17.7
Financials                                                                       16.7
Health Care                                                                      14.7
Industrials                                                                       6.7
Materials                                                                         5.2
Energy                                                                            4.7
Utilities                                                                         4.3
Consumer Staples                                                                  3.8
Telecommunications Services                                                       0.7

(1) Portfolio holdings are subject to change and may not represent current or future holdings.
                                             Laudus Trust Semiannual Report   25

Disclosure of Fund Expenses (Unaudited)

EXAMPLES FOR A $1,000 INVESTMENT

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the period beginning April 1, 2006 and held through September 30, 2006, unless otherwise noted.

ACTUAL RETURN lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value / $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL RETURN lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund's share classes' actual expense ratios and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

                                                                                             ENDING
                                                                          BEGINNING       ACCOUNT VALUE           EXPENSES
                                                     EXPENSE RATIO(1)   ACCOUNT VALUE   (NET OF EXPENSES)   PAID DURING PERIOD(2)
                                                       (Annualized)       at 4/1/06        at 9/30/06         4/1/06 - 9/30/06
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND
Institutional Shares                                       0.99%
  Actual Return                                                            $1,000           $1,015.39               $ 5.00
  Hypothetical 5% Return                                                   $1,000           $1,020.10               $ 5.01
Investor Shares                                            1.29%
  Actual Return                                                            $1,000           $1,013.75               $ 6.51
  Hypothetical 5% Return                                                   $1,000           $1,018.60               $ 6.53
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND
Institutional Shares                                       0.99%
  Actual Return                                                            $1,000           $  980.60               $ 4.92
  Hypothetical 5% Return                                                   $1,000           $1,020.10               $ 5.01
Investor Shares                                            1.29%
  Actual Return                                                            $1,000           $  979.60               $ 6.40
  Hypothetical 5% Return                                                   $1,000           $1,018.60               $ 6.53
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION VALUE FUND
Institutional Shares                                       0.99%
  Actual Return                                                            $1,000           $1,033.61               $ 5.05
  Hypothetical 5% Return                                                   $1,000           $1,020.10               $ 5.01
Investor Shares                                            1.29%
  Actual Return                                                            $1,000           $1,032.86               $ 6.57
  Hypothetical 5% Return                                                   $1,000           $1,018.60               $ 6.53
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG U.S. DISCOVERY FUND
Institutional Shares                                       0.98%
  Actual Return                                                            $1,000           $  943.80               $ 4.78
  Hypothetical 5% Return                                                   $1,000           $1,020.16               $ 4.96
Investor Shares                                            1.33%
  Actual Return                                                            $1,000           $  942.30               $ 6.48
  Hypothetical 5% Return                                                   $1,000           $1,018.40               $ 6.73
---------------------------------------------------------------------------------------------------------------------------------

(1) Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.

(2) Expenses for each fund or share class are equal to that fund's or share class' annualized expense ratio (net of any expenses waived or reimbursed), multiplied by the average account value for the hypothetical account over the period, multiplied by 183 days of the period, and divided by 365 days of the fiscal year.

 26  Laudus Trust Semiannual Report

                                                                                             ENDING
                                                                          BEGINNING       ACCOUNT VALUE           EXPENSES
                                                     EXPENSE RATIO(1)   ACCOUNT VALUE   (NET OF EXPENSES)   PAID DURING PERIOD(2)
                                                       (Annualized)       at 4/1/06        at 9/30/06         4/1/06 - 9/30/06
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND
Institutional Shares                                      0.98%
  Actual Return                                                            $1,000           $  928.20               $ 4.74
  Hypothetical 5% Return                                                   $1,000           $1,020.16               $ 4.96
Adviser Shares                                            1.23%
  Actual Return                                                            $1,000           $  927.20               $ 5.94
  Hypothetical 5% Return                                                   $1,000           $1,018.90               $ 6.23
Investor Shares                                           1.33%
  Actual Return                                                            $1,000           $  926.70               $ 6.42
  Hypothetical 5% Return                                                   $1,000           $1,018.40               $ 6.73
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND
Institutional Shares                                      1.34%
  Actual Return                                                            $1,000           $1,025.40               $ 6.80
  Hypothetical 5% Return                                                   $1,000           $1,018.35               $ 6.78
Investor Shares                                           1.64%
  Actual Return                                                            $1,000           $1,024.60               $ 8.32
  Hypothetical 5% Return                                                   $1,000           $1,016.85               $ 8.29
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND(3)
Institutional Shares                                      1.35%
  Actual Return                                                            $1,000           $1,025.10               $ 4.61
  Hypothetical 5% Return                                                   $1,000           $1,012.30               $ 4.58
Investor Shares                                           1.65%
  Actual Return                                                            $1,000           $1,024.10               $ 5.63
  Hypothetical 5% Return                                                   $1,000           $1,011.29               $ 5.59
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION
  FUND
Institutional Shares                                      1.10%
  Actual Return                                                            $1,000           $1,004.80               $ 5.53
  Hypothetical 5% Return                                                   $1,000           $1,019.55               $ 5.57
Investor Shares                                           1.44%
  Actual Return                                                            $1,000           $1,002.90               $ 7.23
  Hypothetical 5% Return                                                   $1,000           $1,017.85               $ 7.28
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION
  LONG/SHORT EQUITY FUND
Institutional Shares                                      2.73%
  Actual Return                                                            $1,000           $1,013.20               $13.78
  Hypothetical 5% Return                                                   $1,000           $1,011.38               $13.77
Investor Shares                                           3.04%
  Actual Return                                                            $1,000           $1,011.60               $15.33
  Hypothetical 5% Return                                                   $1,000           $1,009.83               $15.32
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND
Institutional Shares                                      3.67%
  Actual Return                                                            $1,000           $  982.94               $18.24
  Hypothetical 5% Return                                                   $1,000           $1,006.67               $18.46
Investor Shares                                           3.94%
  Actual Return                                                            $1,000           $  981.91               $19.58
  Hypothetical 5% Return                                                   $1,000           $1,005.31               $19.81
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND
Institutional Shares                                      2.86%
  Actual Return                                                            $1,000           $1,005.60               $14.38
  Hypothetical 5% Return                                                   $1,000           $1,010.73               $14.42
Investor Shares                                           3.19%
  Actual Return                                                            $1,000           $1,003.80               $16.02
  Hypothetical 5% Return                                                   $1,000           $1,009.07               $16.07
---------------------------------------------------------------------------------------------------------------------------------

(1) Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.
(2) Expenses for each fund or share class are equal to that fund's or share class' annualized expense ratio (net of any expenses waived or reimbursed), multiplied by the average account value for the hypothetical account over the period, multiplied by 183 days of the period, and divided by 365 days of the fiscal year.
(3) Expenses for each share class are equal to that share class' annualized expense ratio (net of any expenses waived or reimbursed), multiplied by the average account value for the hypothetical account over the period, multiplied by 123 days of the period, and divided by 365 days of the fiscal year.

                                             Laudus Trust Semiannual Report   27

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND

PORTFOLIO HOLDINGS as of September 30, 2006, (Unaudited)

                                          COST           VALUE
HOLDINGS BY CATEGORY                      ($)             ($)
------------------------------------------------------------------
 99.9%     COMMON STOCK                 90,724,638     100,432,519
  0.3%     SHORT-TERM INVESTMENTS          298,000         298,000
------------------------------------------------------------------
100.2%     TOTAL INVESTMENTS            91,022,638     100,730,519
 (0.2)%    OTHER ASSETS AND
           LIABILITIES                                    (161,007)
------------------------------------------------------------------
100.0%     NET ASSETS                                  100,569,512

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
COMMON STOCK 99.9% OF NET ASSETS

AGRICULTURE, FOOD & BEVERAGE 2.8%
-----------------------------------------------------------------
Archer Daniels Midland Co.             27,900       1,056,852
Corn Products International,
  Inc.                                  4,400         143,176
Dean Foods Co. *                        8,300         348,766
Del Monte Foods Co.                    10,200         106,590
General Mills, Inc.                     7,530         426,198
Kellogg Co.                            13,470         667,034
PepsiAmericas, Inc.                       850          18,139
The Pepsi Bottling Group, Inc.          2,570          91,235
                                                  ---------------
                                                    2,857,990

AIRLINES 0.2%
-----------------------------------------------------------------
Continental Airlines, Inc.,
  Class B *                             5,130         145,230
US Airways Group, Inc. *                1,670          74,031
                                                  ---------------
                                                      219,261
AUTOS 0.8%
-----------------------------------------------------------------
Autoliv, Inc.                           4,800         264,528
PACCAR, Inc.                            8,750         498,925
                                                  ---------------
                                                      763,453

BANKS & CREDIT INSTITUTIONS 8.2%
-----------------------------------------------------------------
Bank of America Corp.                  65,300       3,498,121
Capital One Financial Corp.            14,950       1,175,967
Comerica, Inc.                          2,070         117,824
Countrywide Financial Corp.            31,377       1,099,450
KeyCorp                                 1,100          41,184
U.S. Bancorp                              100           3,322
UnionBanCal Corp.                       3,000         182,700
Wachovia Corp.                         37,070       2,068,506
Wells Fargo & Co.                       1,200          43,416
                                                  ---------------
                                                    8,230,490

BASIC MINERALS & METALS 3.2%
-----------------------------------------------------------------
Allegheny Technologies, Inc.            5,200         323,388
Carpenter Technology Corp.              1,400         150,514
Freeport-McMoRan Copper & Gold,
  Inc., Class B                        10,070         536,328
Nucor Corp.                            12,091         598,383
Phelps Dodge Corp.                     10,330         874,951
Reliance Steel & Aluminum Co.           3,100          99,634
Southern Copper Corp.                   1,400         129,500
Steel Dynamics, Inc.                    1,997         100,749
Titanium Metals Corp. *                   560          14,157
United States Steel Corp.               6,300         363,384
                                                  ---------------
                                                    3,190,988

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)

BEER, LIQUOR, & TOBACCO 1.4%
-----------------------------------------------------------------
Altria Group, Inc.                     11,878         909,261
UST, Inc.                               8,940         490,180
                                                  ---------------
                                                    1,399,441

BIOTECHNOLOGY 2.2%
-----------------------------------------------------------------
Celgene Corp. *                        19,500         844,350
Gilead Sciences, Inc. *                20,300       1,394,610
                                                  ---------------
                                                    2,238,960

CELLULAR & WIRELESS 0.5%
-----------------------------------------------------------------
NII Holdings, Inc. *                    8,300         515,928

CHEMICALS & RUBBER 0.8%
-----------------------------------------------------------------
FMC Corp.                               2,260         144,798
The Sherwin-Williams Co.               10,980         612,465
                                                  ---------------
                                                      757,263

COMMUNICATIONS UTILITIES 5.2%
-----------------------------------------------------------------
AT&T Corp.                             87,341       2,843,823
Google, Inc., Class A *                 5,800       2,331,020
The DIRECTV Group, Inc. *                 720          14,170
                                                  ---------------
                                                    5,189,013

CONSTRUCTION & HOMEBUILDING 0.1%
-----------------------------------------------------------------
Granite Construction, Inc.                300          16,005
Quanta Services, Inc. *                 6,700         112,962
                                                  ---------------
                                                      128,967

CONSUMER DURABLES 0.7%
-----------------------------------------------------------------
Harley-Davidson, Inc.                  10,670         669,542

DRUGS & PHARMACEUTICALS 1.7%
-----------------------------------------------------------------
Cephalon, Inc. *                        3,490         215,508
King Pharmaceuticals, Inc. *           13,460         229,224
Merck & Co., Inc.                      20,300         850,570
Pfizer, Inc.                           15,162         429,994
                                                  ---------------
                                                    1,725,296

ELECTRIC UTILITIES 3.6%
-----------------------------------------------------------------
Allegheny Energy, Inc. *                  520          20,888
Alliant Energy Corp.                      290          10,362
American Electric Power Co.,
  Inc.                                 17,993         654,405
Consolidated Edison, Inc.              12,900         595,980
DTE Energy Co.                            160           6,642
Entergy Corp.                           2,060         161,154
Foster Wheeler Ltd. *                   3,753         144,828
Northeast Utilities                       480          11,170
OGE Energy Corp.                          630          22,749
Pepco Holdings, Inc.                    4,970         120,125
PG&E Corp.                             16,300         678,895
Pinnacle West Capital Corp.               320          14,416
Puget Energy, Inc.                      1,580          35,913
TXU Corp.                              17,690       1,105,979
Westar Energy, Inc.                     2,930          68,884
                                                  ---------------
                                                    3,652,390

FURNITURE & HOUSEHOLD ITEMS 1.0%
-----------------------------------------------------------------
Acuity Brands, Inc.                     2,400         108,960
Genlyte Group, Inc. *                   1,400          99,680

                         See the accompanying notes to the financial statements. 28 Laudus Trust Semiannual Report

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Hillenbrand Industries, Inc.            3,480         198,291
Procter & Gamble Co.                    6,200         384,276
Steelcase, Inc., Class A                3,915          61,426
Thomas & Betts Corp. *                  2,680         127,863
                                                  ---------------
                                                      980,496

GOVERNMENT AIRCRAFT & DEFENSE 2.4%
-----------------------------------------------------------------
General Dynamics Corp.                  9,040         647,897
Lockheed Martin Corp.                   1,600         137,696
Northrop Grumman Corp.                  4,927         335,381
Raytheon Co.                           21,400       1,027,414
Textron, Inc.                           2,680         234,500
                                                  ---------------
                                                    2,382,888

HEALTH CARE & HOSPITAL 1.6%
-----------------------------------------------------------------
Health Net, Inc. *                      3,910         170,163
Humana, Inc. *                          9,180         606,706
Laboratory Corp. of America
  Holdings *                            6,870         450,466
Manor Care, Inc.                        4,290         224,281
Pediatrix Medical Group, Inc. *         2,726         124,306
Sierra Health Services, Inc. *            180           6,811
VCA Antech, Inc. *                      1,593          57,444
                                                  ---------------
                                                    1,640,177

INFORMATION & SERVICES 1.8%
-----------------------------------------------------------------
Caterpillar, Inc.                      15,900       1,046,220
Ceridian Corp. *                        8,620         192,743
Convergys Corp. *                       4,600          94,990
IAC/InterActiveCorp. *                  6,477         186,279
Manpower, Inc.                          2,009         123,091
Pharmaceutical Product
  Development, Inc. (PPD)                 900          32,121
URS Corp. *                             3,000         116,670
                                                  ---------------
                                                    1,792,114

INSTRUMENTS 2.8%
-----------------------------------------------------------------
Becton Dickinson & Co.                 13,700         968,179
Honeywell International, Inc.          18,500         756,650
IDEXX Laboratories, Inc. *              1,180         107,545
Johnson & Johnson                       4,800         311,712
Mentor Corp.                            1,900          95,741
Teleflex, Inc.                          2,285         127,137
Tyco International Ltd.                 3,326          93,095
Varian Medical Systems, Inc. *          7,240         386,544
                                                  ---------------
                                                    2,846,603

INSURANCE 6.7%
-----------------------------------------------------------------
ACE Ltd.                               14,170         775,524
Alleghany Corp. *                          20           5,780
American Financial Group, Inc.          3,500         164,255
American International Group,
  Inc.                                  1,500          99,390
American National Insurance Co.           400          46,360
Aon Corp.                              17,010         576,129
Arch Capital Group Ltd. *               3,618         229,707
CNA Financial Corp. *                   2,900         104,458
Conseco, Inc. *                         8,800         184,712

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
HCC Insurance Holdings, Inc.            4,370         143,685
Loews Corp.                            22,500         852,750
MGIC Investment Corp.                   5,070         304,048
Old Republic International Corp.       11,700         259,155
PartnerRe Ltd.                          2,900         195,953
Radian Group, Inc.                      4,800         288,000
Reinsurance Group of America,
  Inc.                                  1,300          67,509
The Allstate Corp.                     25,500       1,599,615
The Chubb Corp.                         3,550         184,458
The St. Paul Travelers Cos.,
  Inc.                                  8,300         389,187
UnumProvident Corp.                    10,620         205,922
Wesco Financial Corp.                     200          87,400
                                                  ---------------
                                                    6,763,997

INTEGRATED OIL COMPANIES 9.1%
-----------------------------------------------------------------
ChevronTexaco Corp.                    37,290       2,418,630
ConocoPhillips                         27,940       1,663,268
Exxon Mobil Corp.                      59,300       3,979,030
Marathon Oil Corp.                     14,090       1,083,521
                                                  ---------------
                                                    9,144,449

IT HARDWARE 5.7%
-----------------------------------------------------------------
Agere Systems, Inc., Class A *          9,450         141,088
AVX Corp.                               3,090          54,662
Cisco Systems, Inc. *                   3,126          71,898
Crown Castle International Corp.
  *                                     9,390         330,904
Fairchild Semiconductor
  International, Inc. *                 3,430          64,141
Freescale Semiconductor, Inc.,
  Class A *                               690          26,255
Harris Corp.                            7,600         338,124
Integrated Device Technology,
  Inc. *                               11,420         183,405
Intersil Corp., Class A                 8,700         213,585
Lam Research Corp. *                    5,580         252,941
LSI Logic Corp. *                      21,700         178,374
MEMC Electronic Materials, Inc.
  *                                     7,600         278,388
Motorola, Inc.                         64,330       1,608,250
NVIDIA Corp. *                          4,991         147,684
Texas Instruments, Inc.                51,100       1,699,075
Vishay Intertechnology, Inc. *          9,570         134,363
                                                  ---------------
                                                    5,723,137

LAND & WATER TRANSPORTATION 1.7%
-----------------------------------------------------------------
Burlington Northern Santa Fe
  Corp.                                 7,910         580,910
CSX Corp.                               1,490          48,917
Laidlaw International, Inc.             6,000         163,980
Overseas Shipholding Group,
  Inc.                                  1,900         117,363
Seacor Holdings, Inc. *                 1,400         115,500
Union Pacific Corp.                     8,200         721,600
                                                  ---------------
                                                    1,748,270

MAINFRAME & MINICOMPUTERS 1.3%
-----------------------------------------------------------------
Apple Computer, Inc. *                 17,157       1,321,604

See the accompanying notes to the financial statements.
                                             Laudus Trust Semiannual Report   29

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
METAL PRODUCTS & MACHINERY 3.8%
-----------------------------------------------------------------
AGCO Corp. *                            4,280         108,498
Crane Co.                               1,700          71,060
Cummins, Inc.                           1,800         214,614
Deere & Co.                               730          61,254
Emerson Electric Co.                    4,900         410,914
General Electric Co.                   55,127       1,945,983
Kennametal, Inc.                        1,870         105,936
Lincoln Electric Holdings, Inc.         1,780          96,921
Parker Hannifin Corp.                     790          61,407
SPX Corp.                               1,000          53,440
Terex Corp. *                           5,790         261,824
The Timken Co.                          4,930         146,815
Trinity Industries, Inc.                4,530         145,730
Varian Semiconductor Equipment
  Associates, Inc. *                    2,650          97,255
                                                  ---------------
                                                    3,781,651
MISCELLANEOUS FINANCE 7.7%
-----------------------------------------------------------------
A.G. Edwards, Inc.                      4,100         218,448
Chicago Mercantile Exchange
  Holdings, Inc.                        1,240         593,030
Citigroup, Inc.                        22,790       1,131,979
JPMorgan Chase & Co.                   18,900         887,544
Merrill Lynch & Co., Inc.              13,850       1,083,347
Morgan Stanley                         25,930       1,890,556
Nuveen Investments, Inc., Class
  A                                     2,490         127,563
Raymond James Financial, Inc.           2,850          83,334
The Goldman Sachs Group, Inc.          10,000       1,691,700
                                                  ---------------
                                                    7,707,501

OIL & COAL RESOURCES 1.0%
-----------------------------------------------------------------
Apache Corp.                            8,090         511,288
Questar Corp.                           4,840         395,767
XTO Energy, Inc.                        1,780          74,991
                                                  ---------------
                                                      982,046

OIL DISTRIBUTION 0.2%
-----------------------------------------------------------------
Oneok, Inc.                             1,810          68,400
Tesoro Corp.                            1,990         115,380
                                                  ---------------
                                                      183,780
OIL DRILLING & SERVICES 1.6%
-----------------------------------------------------------------
Diamond Offshore Drilling, Inc.           900          65,133
ENSCO International, Inc.               8,570         375,623
Helix Energy Solutions Group,
  Inc. *                                1,399          46,726
Rowan Cos., Inc.                        3,300         104,379
Schlumberger Ltd.                      10,354         642,259
Superior Energy Services, Inc. *        4,900         128,674
Tidewater, Inc.                         2,040          90,147
Todco *                                    86           2,976
Transocean, Inc. *                      2,230         163,303
                                                  ---------------
                                                    1,619,220

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 2.5%
-----------------------------------------------------------------
Hewlett-Packard Co.                    69,600       2,553,624

PUBLISHING, BROADCASTING & CINEMA 2.3%
-----------------------------------------------------------------
Gannett Co., Inc.                      12,300         699,009
News Corp., Class A                    63,207       1,242,018
The Walt Disney Co. *                     340          10,509
Tribune Co.                            12,340         403,765
                                                  ---------------
                                                    2,355,301

REAL ESTATE DEVELOPMENT 0.1%
-----------------------------------------------------------------
Service Corp. International            12,150         113,481

REAL ESTATE INVESTMENT TRUSTS 0.4%
-----------------------------------------------------------------
HRPT Properties Trust                   5,470          65,367
iStar Financial, Inc.                   6,630         276,471
Weingarten Realty Investors             2,000          86,040
                                                  ---------------
                                                      427,878

RESTAURANTS, HOTELS & THEATERS 1.8%
-----------------------------------------------------------------
Brinker International, Inc.             2,560         102,630
McDonald's Corp.                       44,780       1,751,794
                                                  ---------------
                                                    1,854,424

RETAIL 5.9%
-----------------------------------------------------------------
Abercrombie & Fitch Co., Class A        1,450         100,746
American Eagle Outfitters, Inc.         2,700         118,341
AnnTaylor Stores Corp. *                4,050         169,533
AutoZone, Inc. *                        1,440         148,752
Barnes & Noble, Inc.                    3,200         121,408
Big Lots, Inc. *                        5,680         112,521
Circuit City Stores, Inc.               7,940         199,373
CVS Corp.                              36,970       1,187,476
Dillard's, Inc., Class A                3,600         117,828
Home Depot, Inc.                       34,420       1,248,414
Limited Brands, Inc.                   18,130         480,264
Lowe's Cos., Inc.                      41,960       1,177,398
Nordstrom, Inc.                           350          14,805
OfficeMax, Inc.                         4,160         169,478
Sabre Holdings Corp., Class A           1,170          27,366
Safeway, Inc.                          12,510         379,679
The Kroger Co.                          6,720         155,501
The Men's Wearhouse, Inc.                 140           5,209
                                                  ---------------
                                                    5,934,092

SOAPS & COSMETICS 0.4%
-----------------------------------------------------------------
Colgate-Palmolive Co.                   6,050         375,705
The Estee Lauder Cos., Inc.,
  Class A                                 140           5,646
                                                  ---------------
                                                      381,351

                         See the accompanying notes to the financial statements. 30 Laudus Trust Semiannual Report

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
SOFTWARE 4.6%
-----------------------------------------------------------------
Amdocs Ltd. *                           1,620          64,152
BMC Software, Inc. *                   12,160         330,995
Cognizant Technology Solutions
  Corp., Class A *                      7,520         556,931
Computer Sciences Corp. *               2,530         124,274
Emdeon Corp. *                         15,388         180,193
International Business Machines
  Corp.                                 5,190         425,269
Intuit, Inc. *                          6,654         213,527
Microsoft Corp.                        24,560         671,225
Oracle Corp. *                        116,220       2,061,743
                                                  ---------------
                                                    4,628,309

TEXTILES & APPAREL 1.0%
-----------------------------------------------------------------
Guess?, Inc. *                          1,070          51,927
Jones Apparel Group, Inc.               6,480         210,211
Phillips-Van Heusen Corp.               2,980         124,475
Polo Ralph Lauren Corp.                 3,447         222,986
VF Corp.                                4,900         357,455
                                                  ---------------
                                                      967,054

WHOLESALE 1.1%
-----------------------------------------------------------------
Anixter International, Inc. *           1,700          95,999
Avnet, Inc. *                           7,600         149,112
Express Scripts, Inc. *                 6,600         498,234
Genuine Parts Co.                         600          25,878
W.W. Grainger, Inc.                     4,340         290,867
                                                  ---------------
                                                    1,060,090
                                                   --------------
TOTAL COMMON STOCK (COST $90,724,638)             100,432,519
                                                   --------------

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)

SHORT-TERM INVESTMENTS 0.3% OF NET ASSETS

REPURCHASE AGREEMENT 0.3%
-----------------------------------------------------------------
Fixed Income Clearing Corp.
  dated 09/29/06, due 10/02/06
  at 4.8%, with a maturity value
  of $298,119 (fully
  collateralized by Federal
  National Mortgage Association
  with a value of $305,548)           298,000         298,000
                                                  ---------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $298,000)                                     298,000
-----------------------------------------------------------------
END OF INVESTMENTS.

At September 30, 2006 the tax basis cost of the fund's investments was $91,575,607, and the unrealized appreciation and depreciation were $10,140,546 and ($985,634), respectively, with a net unrealized appreciation of $9,154,912.

*  Non-income producing security.

See the accompanying notes to the financial statements.
                                             Laudus Trust Semiannual Report   31

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND

PORTFOLIO HOLDINGS as of September 30, 2006, (Unaudited)

                                            COST         VALUE
HOLDINGS BY CATEGORY                        ($)           ($)
-----------------------------------------------------------------
 98.4%     COMMON STOCK                  49,141,147    53,215,242
  1.9%     SHORT-TERM INVESTMENT          1,008,000     1,008,000
-----------------------------------------------------------------
100.3%     TOTAL INVESTMENTS             50,149,147    54,223,242
  8.7%     COLLATERAL INVESTED FOR
           SECURITIES ON LOAN             4,705,436     4,705,436
 (9.0)%    OTHER ASSETS AND
           LIABILITIES                                 (4,867,307)
-----------------------------------------------------------------
100.0%     NET ASSETS                                  54,061,371

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
COMMON STOCK 98.4% OF NET ASSETS

AGRICULTURE, FOOD & BEVERAGE 3.1%
-----------------------------------------------------------------
General Mills, Inc.                      1,200         67,920
Hansen Natural Corp. (a)*                1,500         48,720
Kellogg Co.                              2,700        133,704
PepsiCo, Inc.                           15,700      1,024,582
The Coca-Cola Co.                        7,700        344,036
The Pepsi Bottling Group, Inc.           1,900         67,450
                                                   --------------
                                                    1,686,412

AIRLINES 1.0%
-----------------------------------------------------------------
AMR Corp. (a)*                           3,800         87,932
Continental Airlines, Inc., Class B
  (a)*                                   2,270         64,264
FedEx Corp.                              1,770        192,363
Southwest Airlines Co. (a)               7,200        119,952
US Airways Group, Inc. (a)*              1,670         74,031
                                                   --------------
                                                      538,542

AUTOS 0.4%
-----------------------------------------------------------------
Autoliv, Inc.                              483         26,618
Oshkosh Truck Corp.                        400         20,188
PACCAR, Inc. (a)                         3,300        188,166
                                                   --------------
                                                      234,972
BANKS & CREDIT INSTITUTIONS 3.7%
-----------------------------------------------------------------
American Express Co.                     6,200        347,696
Bank of America Corp.                      400         21,428
Capital One Financial Corp.              1,300        102,258
Countrywide Financial Corp.              1,550         54,312
Freddie Mac                              1,900        126,027
IndyMac Bancorp, Inc.                      500         20,580
Mellon Financial Corp.                   5,500        215,050
Northern Trust Corp.                     1,800        105,174
SLM Corp.                                2,300        119,554
State Street Corp.                       4,300        268,320
Synovus Financial Corp. (a)              4,700        138,039
TD Banknorth, Inc. (a)                   1,600         46,208
The First Marblehead Corp. (a)             960         66,490
U.S. Bancorp                               500         16,610
Wachovia Corp.                             254         14,173
Wells Fargo & Co.                        9,730        352,031
                                                   --------------
                                                    2,013,950
BASIC MINERALS & METALS 2.0%
-----------------------------------------------------------------
Alcoa, Inc.                              4,800        134,592
Allegheny Technologies, Inc. (a)         1,600         99,504

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
Carpenter Technology Corp. (a)             700         75,257
Freeport-McMoRan Copper & Gold,
  Inc., Class B (a)                      2,900        154,454
Harsco Corp.                             1,000         77,650
Newmont Mining Corp.                     2,200         94,050
Phelps Dodge Corp.                       1,800        152,460
Precision Castparts Corp.                2,100        132,636
Southern Copper Corp. (a)                  800         74,000
Titanium Metals Corp. (a)*               2,200         55,616
Walter Industries, Inc. (a)              1,300         55,484
                                                   ----------
                                                    1,105,703

BEER, LIQUOR, & TOBACCO 1.5%
-----------------------------------------------------------------
Altria Group, Inc.                       5,200        398,060
Anheuser-Busch Cos., Inc.                5,000        237,550
Brown-Forman Corp., Class B (a)          1,100         84,315
UST, Inc. (a)                            1,600         87,728
                                                   --------------
                                                      807,653

BIOTECHNOLOGY 2.5%
-----------------------------------------------------------------
Amgen, Inc. *                            6,800        486,404
Biogen Idec, Inc. *                        120          5,362
Celgene Corp. (a)*                       5,400        233,820
Genentech, Inc. *                        2,500        206,750
Gilead Sciences, Inc. *                  6,300        432,810
                                                   --------------
                                                    1,365,146

CELLULAR & WIRELESS 0.3%
-----------------------------------------------------------------
NII Holdings, Inc. (a)*                  2,200        136,752

CHEMICALS & RUBBER 1.6%
-----------------------------------------------------------------
E.I. du Pont de Nemours & Co.            4,000        171,360
Monsanto Co.                             7,400        347,874
PPG Industries, Inc. (a)                   900         60,372
Praxair, Inc.                            1,800        106,488
The Scotts Miracle-Gro Co., Class A
  (a)                                      920         40,931
The Sherwin-Williams Co. (a)             2,000        111,560
Valhi, Inc. (a)                            200          4,650
                                                   --------------
                                                      843,235

COMMERCIAL AIRCRAFT & COMPONENTS 0.3%
-----------------------------------------------------------------
Rockwell Collins, Inc. (a)               2,600        142,584

COMMUNICATIONS UTILITIES 3.2%
-----------------------------------------------------------------
American Tower Corp., Class A *          5,900        215,350
Comcast Corp., Class A *                 8,200        302,170
Google, Inc., Class A *                  1,900        763,610
Level 3 Communications, Inc. (a)*        9,110         48,739
The DIRECTV Group, Inc. *               11,590        228,091
Yahoo! Inc. *                            7,700        194,656
                                                   --------------
                                                    1,752,616

CONSTRUCTION & HOMEBUILDING 0.0%
-----------------------------------------------------------------
Quanta Services, Inc. (a)*               1,390         23,435

CONSTRUCTION MATERIALS 0.2%
-----------------------------------------------------------------
Vulcan Materials Co.                     1,100         86,075

                         See the accompanying notes to the financial statements. 32 Laudus Trust Semiannual Report

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
CONSUMER DURABLES 0.6%
-----------------------------------------------------------------
Harley-Davidson, Inc. (a)                4,200        263,550
Thor Industries, Inc. (a)                1,100         45,287
                                                   --------------
                                                      308,837

DRUGS & PHARMACEUTICALS 3.6%
-----------------------------------------------------------------
Abbott Laboratories                      6,800        330,208
Allergan, Inc.                             800         90,088
Bristol-Myers Squibb Co. (a)             4,120        102,670
Cephalon, Inc. (a)*                      1,350         83,363
Eli Lilly & Co.                          4,300        245,100
Forest Laboratories, Inc. *              1,700         86,037
Genzyme Corp. *                          1,200         80,964
Merck & Co., Inc.                        6,580        275,702
Schering-Plough Corp.                    7,200        159,048
Wyeth                                    9,900        503,316
                                                   --------------
                                                    1,956,496

ELECTRIC UTILITIES 1.9%
-----------------------------------------------------------------
Allegheny Energy, Inc. *                 2,500        100,425
Exelon Corp.                             7,200        435,888
PG&E Corp. (a)                             600         24,990
The AES Corp. (a)*                       3,500         71,365
TXU Corp.                                6,400        400,128
                                                   --------------
                                                    1,032,796
FOREST PRODUCTS & PAPER 0.8%
-----------------------------------------------------------------
3M Co.                                   4,300        320,006
Kimberly-Clark Corp.                     1,500         98,040
                                                   --------------
                                                      418,046

FURNITURE & HOUSEHOLD ITEMS 1.4%
-----------------------------------------------------------------
Carlisle Cos., Inc.                        800         67,280
Ethan Allen Interiors, Inc. (a)            200          6,932
Hillenbrand Industries, Inc.               790         45,014
International Game Technology            5,300        219,950
Pactiv Corp. *                           3,000         85,260
Procter & Gamble Co.                     3,820        236,764
Steelcase, Inc., Class A                 1,770         27,771
Thomas & Betts Corp. *                   1,700         81,107
                                                   --------------
                                                      770,078

GAS & OTHER PUBLIC UTILITIES 0.5%
-----------------------------------------------------------------
Kinder Morgan, Inc. (a)                  1,600        167,760
Waste Management, Inc.                   2,600         95,368
                                                   --------------
                                                      263,128

GOVERNMENT AIRCRAFT & DEFENSE 2.5%
-----------------------------------------------------------------
Lockheed Martin Corp.                    4,700        404,482
Northrop Grumman Corp.                     900         61,263
Raytheon Co.                             3,250        156,033
Textron, Inc.                            1,800        157,500
The Boeing Co.                           7,290        574,816
                                                   --------------
                                                    1,354,094

HEALTH CARE & HOSPITAL 2.0%
-----------------------------------------------------------------
HCA, Inc.                                2,100        104,769
Health Net, Inc. *                       1,030         44,826
Humana, Inc. *                           2,500        165,225

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
Laboratory Corp. of America
  Holdings *                             2,100        137,697
Manor Care, Inc.                         1,900         99,332
Pediatrix Medical Group, Inc. *          1,400         63,840
UnitedHealth Group, Inc.                 7,500        369,000
VCA Antech, Inc. *                       2,059         74,247
                                                   --------------
                                                    1,058,936

INFORMATION & SERVICES 2.3%
-----------------------------------------------------------------
Alliance Data Systems Corp. *            1,600         88,304
Caterpillar, Inc.                        7,200        473,760
Ceridian Corp. *                         3,200         71,552
Convergys Corp. *                          200          4,130
Corrections Corp. of America *           1,200         51,900
Fidelity National Financial, Inc.          300         12,495
IAC/InterActiveCorp. *                   2,700         77,652
ITT Educational Services, Inc. (a)*      1,200         79,560
Jones Lang LaSalle, Inc.                   900         76,932
Manpower, Inc.                           1,400         85,778
Moody's Corp.                            1,300         84,994
Pharmaceutical Product Development,
  Inc. (PPD)                             2,200         78,518
The Brink's Co. (a)                      1,200         63,672
                                                   --------------
                                                    1,249,247

INSTRUMENTS 6.1%
-----------------------------------------------------------------
Agilent Technologies, Inc. *             2,970         97,089
Applera Corp.- Applied Biosystems
  Group                                  2,600         86,086
Baxter International, Inc.               3,600        163,656
Becton Dickinson & Co.                   3,730        263,599
Boston Scientific Corp. *                6,303         93,222
Danaher Corp.                            3,600        247,212
Dentsply International, Inc.             2,800         84,308
Honeywell International, Inc.            5,700        233,130
IDEXX Laboratories, Inc. (a)*              702         63,980
Johnson & Johnson                       16,000      1,039,040
Medtronic, Inc.                          6,500        301,860
Mettler-Toledo International, Inc.
  *                                      1,000         66,150
PerkinElmer, Inc.                        2,000         37,860
St. Jude Medical, Inc. *                 1,900         67,051
Stryker Corp.                            1,400         69,426
Tektronix, Inc.                          1,700         49,181
Thermo Electron Corp. (a)*               1,900         74,727
Trimble Navigation Ltd. *                1,400         65,912
Varian Medical Systems, Inc. *           2,100        112,119
Zimmer Holdings, Inc. *                  1,200         81,000
                                                   --------------
                                                    3,296,608

INSURANCE 3.0%
-----------------------------------------------------------------
ACE Ltd.                                   600         32,838
AFLAC, Inc.                              7,100        324,896
Ambac Financial Group, Inc.                800         66,200
American International Group, Inc.       7,400        490,324
AON Corp.                                1,300         44,031
CNA Financial Corp. (a)*                 1,290         46,466
Hanover Insurance Group, Inc.              200          8,926
HCC Insurance Holdings, Inc.             1,800         59,184
Markel Corp. (a)*                          200         82,132

See the accompanying notes to the financial statements.
                                             Laudus Trust Semiannual Report   33

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND

PORTFOLIO HOLDINGS continued

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
Philadelphia Consolidated Holding
  Corp. *                                1,400         55,692
Prudential Financial, Inc.               1,200         91,500
Radian Group, Inc.                         300         18,000
W. R. Berkley Corp.                      2,100         74,319
WellCare Health Plans, Inc. *            1,000         56,630
WellPoint, Inc. *                        1,900        146,395
                                                   --------------
                                                    1,597,533

INTEGRATED OIL COMPANIES 0.7%
-----------------------------------------------------------------
ConocoPhillips                             816         48,576
Exxon Mobil Corp.                        4,600        308,660
                                                   --------------
                                                      357,236

IT HARDWARE 9.4%
-----------------------------------------------------------------
Advanced Micro Devices, Inc. *           2,700         67,095
Agere Systems, Inc. (a)*                 4,500         67,185
Amphenol Corp.                           1,600         99,088
Applied Materials, Inc.                  8,100        143,613
Avocent Corp. *                             15            452
AVX Corp. (a)                              300          5,307
Broadcom Corp., Class A *                2,500         75,850
Cisco Systems, Inc. *                   54,390      1,250,970
Corning, Inc. *                          9,690        236,533
Crown Castle International Corp. *       2,800         98,672
Fairchild Semiconductor
  International, Inc. *                  1,370         25,619
Harris Corp.                             2,100         93,429
Integrated Device Technology, Inc.
  *                                      2,468         39,636
Intel Corp.                             34,700        713,779
Intersil Corp., Class A (a)              2,000         49,100
Lam Research Corp. *                     2,100         95,193
LSI Logic Corp. (a)*                     7,500         61,650
MEMC Electronic Materials, Inc. *        2,500         91,575
Micron Technology, Inc. *                6,100        106,140
Molex, Inc. (a)                          2,300         89,631
Motorola, Inc.                          22,600        565,000
Novellus Systems, Inc. (a)*              1,500         41,490
NVIDIA Corp. *                           5,650        167,183
Qualcomm, Inc.                           9,772        355,212
Texas Instruments, Inc.                 15,500        515,375
Vishay Intertechnology, Inc. *             300          4,212
                                                   --------------
                                                    5,058,989

LAND & WATER TRANSPORTATION 2.3%
-----------------------------------------------------------------
Burlington Northern Santa Fe Corp.       4,600        337,824
C.H. Robinson Worldwide, Inc. (a)        2,900        129,282
CSX Corp.                                3,400        111,622
Expeditors International of
  Washington, Inc.                       3,020        134,631
Landstar Systems, Inc.                   1,600         68,320
Ryder System, Inc.                         670         34,626
Swift Transportation Co., Inc. (a)*        580         13,758
Union Pacific Corp.                      1,870        164,560
United Parcel Service, Inc., Class
  B                                      3,500        251,790
                                                   --------------
                                                    1,246,413

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)

MAINFRAME & MINICOMPUTERS 1.8%
-----------------------------------------------------------------
Apple Computer, Inc. *                   7,971        614,006
Dell, Inc. *                            12,400        283,216
Sun Microsystems, Inc. (a)*             19,765         98,232
                                                   --------------
                                                      995,454

METAL PRODUCTS & MACHINERY 6.0%
-----------------------------------------------------------------
AGCO Corp. (a)*                            200          5,070
Cummins, Inc.                              800         95,384
Deere & Co.                                800         67,128
Dover Corp.                              2,800        132,832
Emerson Electric Co.                     4,730        396,658
Gardner Denver, Inc. *                   1,490         49,289
General Electric Co.                    30,900      1,090,770
Illinois Tool Works, Inc.                6,800        305,320
JLG Industries, Inc.                     1,810         35,856
Lincoln Electric Holdings, Inc. (a)      1,200         65,340
Parker Hannifin Corp.                    1,100         85,503
Terex Corp. *                            1,400         63,308
The Manitowoc Co., Inc.                  1,700         76,143
The Stanley Works                        1,390         69,292
The Timken Co.                             200          5,956
The Toro Co. (a)                         1,400         59,038
Trinity Industries, Inc. (a)             1,900         61,123
United Technologies Corp.                9,200        582,820
                                                   --------------
                                                    3,246,830

MISCELLANEOUS FINANCE 4.6%
-----------------------------------------------------------------
A.G. Edwards, Inc.                         200         10,656
Affiliated Managers Group, Inc. *          800         80,088
Ameriprise Financial, Inc.               3,600        168,840
BlackRock, Inc., Class A (a)               600         89,400
Chicago Mercantile Exchange
  Holdings, Inc.                           600        286,950
Eaton Vance Corp.                        3,000         86,580
Federated Investors, Inc., Class B
  (a)                                    2,100         71,001
Franklin Resources, Inc.                 2,500        264,375
IntercontinentalExchange, Inc. (a)*        700         52,549
Investment Technology Group, Inc. *      1,300         58,175
Lehman Brothers Holdings, Inc.           1,200         88,632
Merrill Lynch & Co., Inc.                2,500        195,550
Morgan Stanley                           1,800        131,238
Nuveen Investments, Inc., Class A
  (a)                                    1,020         52,255
Principal Financial Group, Inc.            900         48,852
SEI Investments Co.                      1,500         84,285
T. Rowe Price Group, Inc. (a)            3,800        181,830
The Goldman Sachs Group, Inc.            3,200        541,344
                                                   --------------
                                                    2,492,600

OIL & COAL RESOURCES 1.2%
-----------------------------------------------------------------
Apache Corp.                               200         12,640
Chesapeake Energy Corp.                  2,800         81,144
Questar Corp.                            1,300        106,301
Range Resources Corp.                    3,100         78,244
St. Mary Land & Exploration Co. (a)      1,600         58,736
Unit Corp. *                             1,300         59,761
W&T Offshore, Inc.                         600         17,526
XTO Energy, Inc.                         5,460        230,030
                                                   --------------
                                                      644,382

                         See the accompanying notes to the financial statements. 34 Laudus Trust Semiannual Report

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
OIL DISTRIBUTION 0.3%
-----------------------------------------------------------------
Frontier Oil Corp. (a)                   1,880         49,970
Holly Corp. (a)                          1,500         64,995
Tesoro Corp.                             1,100         63,778
                                                   --------------
                                                      178,743

OIL DRILLING & SERVICES 2.7%
-----------------------------------------------------------------
Baker Hughes, Inc.                       4,800        327,360
BJ Services Co. (a)                        412         12,413
Cameron International Corp. *            2,000         96,620
Diamond Offshore Drilling, Inc. (a)      1,300         94,081
ENSCO International, Inc.                2,600        113,958
FMC Technologies, Inc. *                 1,600         85,920
Global Industries Ltd. *                 2,600         40,456
Grant Prideco, Inc. *                      290         11,029
Halliburton Co.                          5,800        165,010
Helix Energy Solutions Group, Inc.
  (a)*                                   2,300         76,820
Helmerich & Payne, Inc.                  1,960         45,139
Oceaneering International, Inc. *        1,700         52,360
Pride International, Inc. *              2,800         76,776
Rowan Cos., Inc. (a)                     2,300         72,749
Superior Energy Services, Inc. *         2,100         55,146
TETRA Technologies, Inc. (a)*            2,000         48,320
Tidewater, Inc.                          1,000         44,190
Todco *                                    560         19,376
                                                   --------------
                                                    1,437,723

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 2.2%
-----------------------------------------------------------------
EMC Corp. *                             11,700        140,166
Hewlett-Packard Co.                     16,400        601,716
Network Appliance, Inc. *                5,400        199,854
SanDisk Corp. *                          3,000        160,620
Western Digital Corp. *                  4,500         81,450
                                                   --------------
                                                    1,183,806
PUBLISHING, BROADCASTING & CINEMA 1.3%
-----------------------------------------------------------------
McGraw-Hill Cos., Inc.                   1,800        104,454
Omnicom Group, Inc.                        900         84,240
The Walt Disney Co.                     10,500        324,555
Time Warner, Inc. (a)                    4,600         83,858
Viacom, Inc., Class B *                  3,490        129,758
                                                   --------------
                                                      726,865

REAL ESTATE INVESTMENT TRUSTS 0.0%
-----------------------------------------------------------------
Weingarten Realty Investors                550         23,661

RESTAURANTS, HOTELS & THEATERS 1.6%
-----------------------------------------------------------------
ARAMARK Corp., Class B                   1,700         55,862
Brinker International, Inc.              2,100         84,189
CBRL Group, Inc.                           800         32,344
Darden Restaurants, Inc.                 2,300         97,681
Hilton Hotels Corp.                      6,000        167,100
Las Vegas Sands Corp. (a)*               2,100        143,535
Starbucks Corp. *                        3,800        129,390
Wendy's International, Inc.              1,400         93,800
YUM! Brands, Inc.                        1,400         72,870
                                                   --------------
                                                      876,771

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)

RETAIL 8.5%
-----------------------------------------------------------------
Abercrombie & Fitch Co., Class A
  (a)                                    1,500        104,220
American Eagle Outfitters, Inc.          2,400        105,192
AnnTaylor Stores Corp. *                 1,800         75,348
AutoZone, Inc. *                           950         98,135
Barnes & Noble, Inc.                       200          7,588
Best Buy Co., Inc.                       2,200        117,832
Caremark Rx, Inc.                        2,000        113,340
Circuit City Stores, Inc. (a)            3,530         88,638
Coldwater Creek, Inc. (a)*               1,800         51,768
Costco Wholesale Corp.                   1,700         84,456
CVS Corp.                                9,580        307,710
Dick's Sporting Goods, Inc. (a)*         1,100         50,072
Dollar Tree Stores, Inc. *                 170          5,263
eBay, Inc. *                             5,800        164,488
Home Depot, Inc.                        20,100        729,027
J.C. Penney Co., Inc. (a)                3,540        242,101
Kohl's Corp. *                           1,900        123,348
The Kroger Co.                           2,500         57,850
Limited Brands, Inc.                     5,300        140,397
Lowe's Cos., Inc.                        8,768        246,030
Nordstrom, Inc. (a)                      1,380         58,374
Office Depot, Inc. *                     4,500        178,650
Staples, Inc.                            4,712        114,643
Target Corp.                             4,600        254,150
The Men's Wearhouse, Inc.                1,400         52,094
The TJX Cos., Inc.                       2,500         70,075
United Auto Group, Inc. (a)                200          4,680
Wal-Mart Stores, Inc.                   14,300        705,276
Walgreen Co.                             5,600        248,584
                                                   --------------
                                                    4,599,329

SOAPS & COSMETICS 1.0%
-----------------------------------------------------------------
Avon Products, Inc.                      2,300         70,518
Colgate-Palmolive Co.                    6,200        385,020
The Estee Lauder Cos., Inc., Class
  A                                      2,100         84,693
                                                   --------------
                                                      540,231

SOFTWARE 8.5%
-----------------------------------------------------------------
Adobe Systems, Inc. *                    3,104        116,245
Akamai Technologies, Inc. (a)*           3,000        149,970
Automatic Data Processing, Inc.          5,900        279,306
BEA Systems, Inc. *                      6,300         95,760
BMC Software, Inc. *                     3,300         89,826
Cognizant Technology Solutions
  Corp., Class A *                       2,100        155,526
Electronic Arts, Inc. *                  1,500         83,520
Emdeon Corp. *                           6,246         73,141
First Data Corp.                         4,710        197,820
International Business Machines
  Corp.                                 13,000      1,065,220
Intuit, Inc. *                           4,958        159,102
Microsoft Corp.                         56,300      1,538,679
Oracle Corp. *                          34,680        615,223
                                                   --------------
                                                    4,619,338

TEXTILES & APPAREL 0.5%
-----------------------------------------------------------------
Coach, Inc. *                            2,100         72,240
Nike, Inc., Class B                      1,230        107,773
Polo Ralph Lauren Corp. (a)              1,400         90,566
                                                   --------------
                                                      270,579

See the accompanying notes to the financial statements.
                                             Laudus Trust Semiannual Report   35

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND

PORTFOLIO HOLDINGS continued

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
WHOLESALE 1.3%
-----------------------------------------------------------------
Airgas, Inc.                             1,900         68,723
Arrow Electronics, Inc. (a)*               400         10,972
Avnet, Inc. *                            1,800         35,316
Cardinal Health, Inc. (a)                2,300        151,202
Express Scripts, Inc. *                  2,000        150,980
Sysco Corp.                              2,800         93,660
W.W. Grainger, Inc.                      1,300         87,126
WESCO International, Inc. (a)*           1,300         75,439
                                                   --------------
                                                      673,418
                                                   --------------
TOTAL COMMON STOCK (COST $49,141,147)              53,215,242
                                                   --------------
                                        FACE
                                       AMOUNT        VALUE
SECURITY                                 ($)          ($)
SHORT-TERM INVESTMENT 1.9% OF NET ASSETS

REPURCHASE AGREEMENT 1.9%
-----------------------------------------------------------------
Fixed Income Clearing Corp. dated
  09/29/06, due 10/02/06 at 4.8%,
  with a maturity value of
  $1,008,403 (fully collateralized
  by Federal National Mortgage
  Association with a value of
  $1,031,850.)                        1,008,000     1,008,000
                                                   --------------
TOTAL SHORT-TERM INVESTMENTS (COST $1,008,000)      1,008,000
-----------------------------------------------------------------
END OF INVESTMENTS.

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
COLLATERAL INVESTED FOR SECURITIES ON LOAN 8.7% OF NET ASSETS

State Street Navigator Security
  Lending Prime Portfolio             4,705,436     4,705,436
                                                   --------------
TOTAL COLLATERAL INVESTED FOR SECURITIES ON
  LOAN (COST $4,705,436)                            4,705,436
-----------------------------------------------------------------
END OF COLLATERAL INVESTED FOR SECURITIES ON LOAN.
At September 30, 2006 the tax basis cost of the fund's
investments was $50,591,530 and the unrealized appreciation
and depreciation was $4,588,500 and ($956,788), respectively, with a net unrealized appreciation of $3,631,712.

*  Non-income producing security.

(a) All or a portion of this security is on loan.

                         See the accompanying notes to the financial statements. 36 Laudus Trust Semiannual Report

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION VALUE FUND

PORTFOLIO HOLDINGS as of September 30, 2006, (Unaudited)

                                             COST         VALUE
HOLDINGS BY CATEGORY                          ($)          ($)
-----------------------------------------------------------------
 98.6%     COMMON STOCK                    6,422,843    7,292,822
  1.3%     SHORT-TERM INVESTMENTS             93,000       93,000
-----------------------------------------------------------------
 99.9%     TOTAL INVESTMENTS               6,515,843    7,385,822
  0.1%     OTHER ASSETS AND LIABILITIES                     7,664
-----------------------------------------------------------------
100.0%     NET ASSETS                                   7,393,486

                                       NUMBER OF      VALUE
SECURITY                                SHARES         ($)
COMMON STOCK 98.6% OF NET ASSETS

AGRICULTURE, FOOD & BEVERAGE 2.1%
-----------------------------------------------------------------
Archer Daniels Midland Co.                2,100        79,548
Corn Products International, Inc.           400        13,016
Dean Foods Co. *                            400        16,808
Del Monte Foods Co.                         900         9,405
General Mills, Inc.                         300        16,980
The Pepsi Bottling Group, Inc.              500        17,750
                                                    -------------
                                                      153,507

AUTOS 0.2%
-----------------------------------------------------------------
PACCAR, Inc.                                300        17,106

BANKS & CREDIT INSTITUTIONS 10.9%
-----------------------------------------------------------------
Bank of America Corp.                     6,330       339,098
Capital One Financial Corp.                 900        70,794
Comerica, Inc.                              650        36,998
Countrywide Financial Corp.               2,000        70,080
IndyMac Bancorp, Inc.                       300        12,348
KeyCorp                                   1,300        48,672
PNC Financial Services Group, Inc.        1,100        79,684
Wachovia Corp.                            1,204        67,183
Wells Fargo & Co.                         2,300        83,214
                                                    -------------
                                                      808,071
BASIC MINERALS & METALS 3.2%
-----------------------------------------------------------------
Carpenter Technology Corp.                  124        13,331
Commercial Metals Co.                       600        12,198
Freeport-McMoRan Copper & Gold,
  Inc., Class B                             400        21,304
Nucor Corp.                               1,200        59,388
Phelps Dodge Corp.                          800        67,760
Reliance Steel & Aluminum Co.               600        19,284
Steel Dynamics, Inc.                        300        15,135
United States Steel Corp.                   500        28,840
                                                    -------------
                                                      237,240
BEER, LIQUOR, & TOBACCO 2.3%
-----------------------------------------------------------------
Altria Group, Inc.                          900        68,895
Loews Corp.-Carolina Group                  400        22,156
Reynolds American, Inc.                   1,000        61,970
UST, Inc.                                   320        17,546
                                                    -------------
                                                      170,567
BIOTECHNOLOGY 0.7%
-----------------------------------------------------------------
Biogen Idec, Inc. *                         800        35,744
Invitrogen Corp. *                          300        19,023
                                                    -------------
                                                       54,767

                                       NUMBER OF      VALUE
SECURITY                                SHARES         ($)

CHEMICALS & RUBBER 1.1%
-----------------------------------------------------------------
FMC Corp.                                   216        13,839
Lyondell Chemical Co.                       900        22,833
PPG Industries, Inc.                        600        40,248
Tronox, Inc., Class B                        80         1,022
Westlake Chemical Corp.                     200         6,402
                                                    -------------
                                                       84,344

COMMUNICATIONS UTILITIES 6.8%
-----------------------------------------------------------------
AT&T Corp.                                6,123       199,365
BellSouth Corp.                           1,400        59,850
Qwest Communications International,
  Inc. *                                  5,900        51,448
Verizon Communications, Inc.              5,100       189,363
                                                    -------------
                                                      500,026

CONSUMER DURABLES 0.5%
-----------------------------------------------------------------
Whirlpool Corp.                             400        33,644

DRUGS & PHARMACEUTICALS 5.8%
-----------------------------------------------------------------
King Pharmaceuticals, Inc. *              1,100        18,733
Merck & Co., Inc.                         3,000       125,700
Pfizer, Inc.                             10,100       286,436
                                                    -------------
                                                      430,869

ELECTRIC UTILITIES 1.7%
-----------------------------------------------------------------
OGE Energy Corp.                            500        18,055
Pepco Holdings, Inc.                        840        20,303
PG&E Corp.                                1,300        54,145
Pinnacle West Capital Corp.                 500        22,525
Xcel Energy, Inc.                           420         8,673
                                                    -------------
                                                      123,701

FINANCIAL INVESTMENTS 0.6%
-----------------------------------------------------------------
CIT Group, Inc.                             800        38,904
Rent-A-Center, Inc. *                       200         5,858
                                                    -------------
                                                       44,762

FURNITURE & HOUSEHOLD ITEMS 1.8%
-----------------------------------------------------------------
Procter & Gamble Co.                      2,100       130,158

GAS & OTHER PUBLIC UTILITIES 0.3%
-----------------------------------------------------------------
AGL Resources, Inc.                         300        10,950
Allied Waste Industries, Inc. *           1,100        12,397
                                                    -------------
                                                       23,347

GOVERNMENT AIRCRAFT & DEFENSE 1.9%
-----------------------------------------------------------------
Northrop Grumman Corp.                    1,100        74,877
Raytheon Co.                              1,300        62,413
                                                    -------------
                                                      137,290

HEALTH CARE & HOSPITAL 0.5%
-----------------------------------------------------------------
Health Net, Inc. *                          400        17,408
Humana, Inc. *                              300        19,827
                                                    -------------
                                                       37,235

INFORMATION & SERVICES 1.7%
-----------------------------------------------------------------
Caterpillar, Inc.                           600        39,480
Convergys Corp. *                           700        14,455
Deluxe Corp.                                300         5,130

See the accompanying notes to the financial statements.
                                             Laudus Trust Semiannual Report   37

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION VALUE FUND

PORTFOLIO HOLDINGS continued

                                       NUMBER OF      VALUE
SECURITY                                SHARES         ($)
Fidelity National Financial, Inc.           800        33,320
IAC/InterActiveCorp. *                      520        14,955
Manpower, Inc.                              300        18,381
                                                    -------------
                                                      125,721

INSTRUMENTS 0.6%
-----------------------------------------------------------------
Agilent Technologies, Inc. *                400        13,076
Mettler-Toledo International, Inc. *        200        13,230
Thermo Electron Corp. *                     500        19,665
                                                    -------------
                                                       45,971

INSURANCE 10.7%
-----------------------------------------------------------------
American Financial Group, Inc.              300        14,079
American International Group, Inc.        1,500        99,390
Aon Corp.                                 1,200        40,644
Assurant, Inc.                              600        32,046
CIGNA Corp.                                 500        58,160
Commerce Group, Inc.                        400        12,020
Loews Corp.                               1,800        68,220
MGIC Investment Corp.                       400        23,988
Nationwide Financial Services, Inc.,
  Class A                                   300        14,430
Old Republic International Corp.          1,000        22,150
Radian Group, Inc.                          320        19,200
The Allstate Corp.                        1,700       106,641
The Chubb Corp.                           1,400        72,744
The Hartford Financial Services
  Group, Inc.                             1,000        86,750
The St. Paul Travelers Cos., Inc.         2,100        98,469
UnumProvident Corp.                       1,300        25,207
                                                    -------------
                                                      794,138
INTEGRATED OIL COMPANIES 8.7%
-----------------------------------------------------------------
ChevronTexaco Corp.                       2,600       168,636
ConocoPhillips                            1,360        80,961
Exxon Mobil Corp.                         4,500       301,950
Marathon Oil Corp.                        1,200        92,280
                                                    -------------
                                                      643,827
IT HARDWARE 1.2%
-----------------------------------------------------------------
Atmel Corp. *                             2,000        12,080
Fairchild Semiconductor
  International, Inc. *                     270         5,049
Integrated Device Technology, Inc. *        310         4,978
Micron Technology, Inc. *                 1,700        29,580
Motorola, Inc.                              785        19,625
Novellus Systems, Inc. *                    380        10,511
Vishay Intertechnology, Inc. *              700         9,828
                                                    -------------
                                                       91,651
LAND & WATER TRANSPORTATION 1.5%
-----------------------------------------------------------------
CSX Corp.                                 1,800        59,094
Overseas Shipholding Group, Inc.            200        12,354
Ryder System, Inc.                          300        15,504
Seacor Holdings, Inc. *                     120         9,900
Swift Transportation Co., Inc. *            200         4,744
YRC Worldwide, Inc. *                       300        11,112
                                                    -------------
                                                      112,708

                                       NUMBER OF      VALUE
SECURITY                                SHARES         ($)

METAL PRODUCTS & MACHINERY 4.1%
-----------------------------------------------------------------
Cummins, Inc.                               188        22,415
Deere & Co.                                 900        75,519
General Electric Co.                      4,199       148,225
Kennametal, Inc.                            290        16,428
SPX Corp.                                   100         5,344
Terex Corp. *                               400        18,088
The Timken Co.                              400        11,912
Trinity Industries, Inc.                    200         6,434
                                                    -------------
                                                      304,365

MISCELLANEOUS FINANCE 12.4%
-----------------------------------------------------------------
Ameriprise Financial, Inc.                  900        42,210
Citigroup, Inc.                           6,400       317,888
JPMorgan Chase & Co.                      5,700       267,672
Merrill Lynch & Co., Inc.                 1,600       125,152
Morgan Stanley                              400        29,164
The Goldman Sachs Group, Inc.               800       135,336
                                                    -------------
                                                      917,422

OIL & COAL RESOURCES 4.0%
-----------------------------------------------------------------
Anadarko Petroleum Corp.                  1,600        70,128
Apache Corp.                                910        57,512
Chesapeake Energy Corp.                   1,400        40,572
Devon Energy Corp.                        1,400        88,410
Pogo Producing Co.                          300        12,285
Questar Corp.                               300        24,531
                                                    -------------
                                                      293,438

OIL DISTRIBUTION 0.4%
-----------------------------------------------------------------
Sunoco, Inc.                                200        12,438
Tesoro Corp.                                250        14,495
                                                    -------------
                                                       26,933

OIL DRILLING & SERVICES 0.5%
-----------------------------------------------------------------
Helmerich & Payne, Inc.                     155         3,570
Pride International, Inc. *                 400        10,968
Rowan Cos., Inc.                            300         9,489
Tidewater, Inc.                             300        13,257
                                                    -------------
                                                       37,284

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 3.0%
-----------------------------------------------------------------
Hewlett-Packard Co.                       4,500       165,105
Xerox Corp. *                             3,500        54,460
                                                    ---------
                                                      219,565

PUBLISHING, BROADCASTING & CINEMA 1.9%
-----------------------------------------------------------------
Gannett Co., Inc.                           490        27,847
Time Warner, Inc.                         6,200       113,026
                                                    ---------
                                                      140,873

REAL ESTATE INVESTMENT TRUSTS 0.6%
-----------------------------------------------------------------
HRPT Properties Trust                     1,000        11,950
iStar Financial, Inc.                       500        20,850
New Plan Excel Realty Trust                 500        13,525
                                                    ---------
                                                       46,325

                         See the accompanying notes to the financial statements. 38 Laudus Trust Semiannual Report

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION VALUE FUND

                                       NUMBER OF      VALUE
SECURITY                                SHARES         ($)
RESTAURANTS, HOTELS & THEATERS 1.9%
-----------------------------------------------------------------
CBRL Group, Inc.                            104         4,205
Darden Restaurants, Inc.                    400        16,988
McDonald's Corp.                          3,000       117,360
                                                    ---------
                                                      138,553

RETAIL 2.4%
-----------------------------------------------------------------
AnnTaylor Stores Corp. *                    300        12,558
Circuit City Stores, Inc.                   100         2,511
CVS Corp.                                   100         3,212
Dillard's, Inc., Class A                    300         9,819
Dollar Tree Stores, Inc. *                  340        10,526
J.C. Penney Co., Inc.                       800        54,712
Sabre Holdings Corp., Class A               600        14,034
Safeway, Inc.                             1,700        51,595
The Kroger Co.                              800        18,512
                                                    ---------
                                                      177,479

SOFTWARE 1.5%
-----------------------------------------------------------------
BMC Software, Inc. *                        600        16,332
Computer Sciences Corp. *                   600        29,472
Electronic Data Systems Corp.             1,500        36,780
First American Corp.                        400        16,936
Sybase, Inc. *                              500        12,120
                                                    ---------
                                                      111,640

TEXTILES & APPAREL 0.9%
-----------------------------------------------------------------
Jones Apparel Group, Inc.                   440        14,274
Liz Claiborne, Inc.                         500        19,755
VF Corp.                                    400        29,180
                                                    ---------
                                                       63,209

WHOLESALE 0.2%
-----------------------------------------------------------------
Arrow Electronics, Inc. *                   550        15,086
                                                    --------------
TOTAL COMMON STOCK (COST $6,422,843)                7,292,822
                                                    --------------

SECURITY RATE,                         FACE AMOUNT      VALUE
MATURITY DATE                              ($)           ($)
SHORT-TERM INVESTMENTS 1.3% OF NET ASSETS

REPURCHASE AGREEMENT 1.3%
-------------------------------------------------------------------
Fixed Income Clearing Corp. dated
  09/29/06, due 10/02/06 at 4.8%,
  with a maturity value of $93,037
  (fully collateralized by Federal
  National Mortgage Association with
  a value of $95,222)                     93,000         93,000
                                                      -------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $93,000)                                         93,000
-------------------------------------------------------------------
END OF INVESTMENTS.

At September 30, 2006 the tax basis cost of the fund's investments was $6,528,048, and the unrealized appreciation and depreciation were $908,886 and ($51,112), respectively, with a net unrealized appreciation of $857,774.

*  Non-income producing security.

See the accompanying notes to the financial statements.
                                             Laudus Trust Semiannual Report   39

LAUDUS ROSENBERG U.S. DISCOVERY FUND

PORTFOLIO HOLDINGS as of September 30, 2006, (Unaudited)

                                          COST           VALUE
HOLDINGS BY CATEGORY                       ($)            ($)
-----------------------------------------------------------------
 99.9%     COMMON STOCK                816,266,634    897,254,983
-----------------------------------------------------------------
 99.9%     TOTAL INVESTMENTS           816,266,634    897,254,983
  8.7%     COLLATERAL INVESTED FOR
           SECURITIES ON LOAN           78,297,131     78,297,131
 (8.6)%    OTHER ASSETS AND
           LIABILITIES                                (77,613,877)
-----------------------------------------------------------------
100.0%     NET ASSETS                                 897,938,237

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
COMMON STOCK 99.9% OF NET ASSETS

AGRICULTURE, FOOD & BEVERAGE 1.5%
-----------------------------------------------------------------
Corn Products International,
  Inc. (a)                            118,749       3,864,092
Dean Foods Co. *                        1,840          77,317
Del Monte Foods Co.                     9,780         102,201
Flowers Foods, Inc. (a)               121,615       3,269,011
J & J Snack Foods Corp.                10,501         326,581
Lancaster Colony Corp. (a)             14,462         647,319
Lance, Inc. (a)                        39,428         868,205
National Beverage Corp. (a)*            9,190         109,453
Omega Protein Corp. *                   7,400          48,100
Penford Corp.                           9,059         137,153
PepsiAmericas, Inc.                    44,040         939,814
Ralcorp Holdings, Inc. *                3,070         148,066
Reddy Ice Holdings, Inc. (a)           14,090         340,978
Seaboard Corp. (a)                      1,200       1,446,000
Seneca Foods Corp., Class B *           1,000          27,520
Tasty Baking Co.                       22,514         205,553
The Hain Celestial Group, Inc.
  (a)*                                 35,525         908,019
                                                  ---------------
                                                   13,465,382

AIRLINES 1.1%
-----------------------------------------------------------------
Air Methods Corp. *                     4,145          97,822
AirNet Systems, Inc. (a)*              11,970          41,536
Alaska Air Group, Inc. *              102,990       3,917,740
Republic Airways Holdings, Inc.
  (a)*                                 57,914         898,825
SkyWest, Inc. (a)                     194,541       4,770,145
                                                  ---------------
                                                    9,726,068

AUTOS 1.3%
-----------------------------------------------------------------
Aftermarket Technology Corp. *         23,072         409,759
Autoliv, Inc. (a)                     177,467       9,780,206
Spartan Motors, Inc.                   16,934         318,867
Supreme Industries, Inc., Class
  A (a)                                26,700         176,754
Sypris Solutions, Inc. (a)             28,400         237,140
TRW Automotive Holdings Corp. *        33,455         805,262
                                                  ---------------
                                                   11,727,988

BANKS & CREDIT INSTITUTIONS 5.2%
-----------------------------------------------------------------
1st Independence Financial
  Group, Inc.                              98           1,730
Advanta Corp., Class A                  9,700         329,509
Advanta Corp., Class B (a)             30,621       1,129,915

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
American National Bankshares,
  Inc.                                    100           2,368
Ameris Bancorp (a)                      6,732         183,178
Anchor Bancorp Wisconsin, Inc.          2,776          79,283
Auburn National Bancorporation,
  Inc.                                  1,300          35,100
Bancfirst Corp.                         4,300         200,896
Banco Latinoamericano de
  Exportaciones, S.A., Class E          6,120          95,594
BancorpSouth, Inc. (a)                  2,500          69,400
BankUnited Financial Corp.,
  Class A (a)                         122,800       3,201,396
Banner Corp. (a)                        2,848         116,882
Bar Harbor Bankshares                     617          18,387
Berkshire Hills Bancorp, Inc.           7,706         274,257
Beverly Hills Bancorp, Inc.            27,188         221,854
BNCCORP, Inc. *                         1,500          18,225
BOE Financial Services of
  Virginia, Inc.                          100           3,117
Britton & Koontz Capital Corp.            526          10,470
Brunswick Bancorp *                     5,500          70,537
Camco Financial Corp.                     100           1,328
Capital Bank Corp. (a)                    703          12,352
Capital Crossing Bank *                16,402         477,298
Cardinal Financial Corp. (a)            5,450          59,732
Carver Bancorp, Inc.                    1,400          23,310
Cascade Bancorp (a)                     7,875         295,706
Central Bancorp, Inc.                   1,000          30,800
Centrue Financial Corp. *               3,390          78,173
CFS Bancorp, Inc. (a)                   4,802          71,022
Citizens Holdings Co.                     700          15,855
Citizens South Banking Corp.              220           2,860
Codorus Valley Bancorp, Inc.              200           3,920
Community Bank Shares of
  Indiana, Inc.                         4,277          95,377
Community Capital Corp.                 3,009          65,280
Community Financial Corp.               1,720          20,313
Community Shores Bank Corp. *           1,430          17,803
Community West Bancshares               4,594          72,241
CompuCredit Corp. (a)*                 26,227         792,318
Consumer Portfolio Services,
  Inc. (a)*                             2,217          12,836
Cooperative Bankshares, Inc.            1,050          19,089
Corus Bankshares, Inc. (a)            138,989       3,107,794
Cowlitz Bancorp *                       1,500          24,465
Credit Acceptance Corp. (a)*           16,084         477,373
Delta Financial Corp.                  38,830         355,683
Desert Community Bank                   1,200          21,708
Dollar Financial Corp. *               49,579       1,081,814
ECB Bancorp, Inc.                       1,698          55,448
Electronic Clearing House, Inc.
  *                                     9,850         177,300
Elmira Savings Bank, FSB (a)            1,199          36,126
Evans Bancorp, Inc.                       940          19,289
Exchange National Bancshares,
  Inc.                                  8,042         244,477
Federal Agricultural Mortgage
  Corp., Class C (a)                   27,230         720,778
Fidelity Southern Corp.                 2,725          49,772
First Bancorp of Indiana, Inc.          1,155          21,801
First Bancshares, Inc.                    960          15,672
First BancTrust Corp.                   5,645          68,304
First Capital, Inc.                       990          18,562

                         See the accompanying notes to the financial statements. 40 Laudus Trust Semiannual Report

LAUDUS ROSENBERG U.S. DISCOVERY FUND

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
First Citizens BancShares, Inc.,
  Class A                               2,580         493,038
First Defiance Financial Corp.          4,070         116,117
First Federal Bancshares of
  Arkansas, Inc.                        7,300         171,732
First Federal Bancshares, Inc.          2,693          53,523
First Federal Bankshares, Inc.          2,400          52,500
First Financial Service Corp.             400          11,988
First Franklin Corp.                    3,251          50,911
First Indiana Corp. (a)                   500          13,005
First M&F Corp.                         6,200         113,336
First Mariner Bancorp, Inc. *           6,262         121,796
First Niagra Financial Group,
  Inc. (a)                            193,920       2,827,354
First Place Financial Corp. (a)        34,952         792,012
First Regional Bancorp (a)*            20,345         693,154
First United Corp.                      4,965         105,854
First West Virginia Bancorp,
  Inc.                                  3,300          64,350
FirstFed Financial Corp. (a)*          41,200       2,336,864
FirstMerit Corp. (a)                  132,190       3,062,842
FNB Corp. of North Carolina             5,628         104,850
FNB Corp. of Virginia                   5,596         201,512
FNB Financial Services Corp.              725          10,694
Franklin Bank Corp. (a)*               27,650         549,682
Glen Burnie Bancorp                       480           8,290
GS Financial Corp.                      1,070          19,688
Guaranty Federal Bancshares,
  Inc.                                  2,370          67,900
Habersham Bancorp, Inc.                 7,400         180,190
HF Financial Corp.                      5,526          89,797
HMN Financial, Inc.                     2,097          72,892
Home Federal Bancorp                    1,618          44,899
Hopfed Bancorp, Inc.                      675          10,935
Horizon Bancorp                         3,511          91,971
Independent Bank Corp. Michigan             1              12
Integra Bank Corp.                     42,019       1,062,240
Intervest Bancshares Corp. (a)*        19,467         847,983
ITLA Capital Corp. (a)                 10,356         556,739
Lakeland Financial Corp. (a)            2,018          47,443
Leesport Financial Corp.                4,446         103,147
LSB Bancshares, Inc.                   17,500         298,375
LSB Financial Corp.                     4,500         121,500
Massbank Corp.                         10,420         339,484
Meta Financial Group, Inc.                140           3,444
MFB Corp.                               2,000          64,000
MidWestOne Financial Group, Inc.       10,600         203,997
Monroe Bancorp                            113           1,885
MutualFirst Financial, Inc.               164           3,390
National Mercantile Bancorp *           3,777          46,740
New Hampshire Thrift Bancshares,
  Inc.                                  1,200          19,500
Northeast Bancorp                       1,200          23,460
Northrim BanCorp, Inc.                  1,816          47,942
Northway Financial, Inc.                1,400          47,250
OceanFirst Financial Corp.              8,083         173,380
PAB Bankshares, Inc.                    2,510          49,849
Pacific Capital Bancorp                 5,403         145,719
Pacific Premier Bancorp, Inc. *           147           1,764
Park Bancorp, Inc.                        905          30,752
Parkvale Financial Corp.                9,402         301,334
Peoples Bancorp of North
  Carolina                             10,242         279,146
Peoples Bancorp, Inc.                     500          10,025

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Peoples BancTrust Co., Inc.             1,790          34,055
Peoples Community Bancorp, Inc.         1,155          21,945
PFF Bancorp, Inc.                       4,310         159,642
Pinnacle Bancshares, Inc.               1,600          23,360
Premier Community Bankshares,
  Inc.                                    997          21,136
Premier Financial Bancorp, Inc.           100           1,480
Princeton National Bancorp, Inc.        2,961          97,713
Provident Financial Holdings,
  Inc.                                 12,970         390,916
Republic First Bancorp, Inc. *         12,361         163,907
Royal Bancshares of Pennsylvania
  (a)                                     700          18,963
Shore Bancshares, Inc. (a)             10,911         313,691
Simmons First National Corp.,
  Class A (a)                           8,190         237,592
South Street Financial Corp. (a)          133           1,214
Southern Missouri Bancorp, Inc.           100           1,501
Southwest Bancorp, Inc.                 1,080          27,886
Sterling Financial Corp.
  Pennsylvania (a)                     10,381         228,278
Team Financial, Inc.                    1,050          16,264
Teche Holding Co.                       1,000          54,250
Temple-Inland, Inc.                   194,600       7,803,460
TF Financial Corp.                      2,600          79,664
The First Marblehead Corp. (a)*        25,860       1,791,064
Timberland Bancorp, Inc.                3,477         122,043
United Bancshares, Inc.                 1,140          18,799
United Community Financial Corp.
  (a)                                  28,277         348,373
United Financial Corp.                  1,480          31,228
United Security Bancshares, Inc.
  (a)                                     972          27,119
United Western Bancorp, Inc.
  (a)*                                 14,800         314,944
Unity Bancorp, Inc.                     7,534         114,969
Wainwright Bank & Trust Co.             2,683          28,279
Washington Banking Co.                  5,017          89,553
Washington Savings Bank, F.S.B.         9,870          92,679
Willow Financial Bancorp, Inc.
  (a)                                   1,380          21,611
Wright Express Corp. (a)*              59,720       1,436,863
WSFS Financial Corp. (a)               10,177         632,908
WVS Financial Corp.                     1,900          31,720
                                                  ---------------
                                                   46,889,322

BASIC MINERALS & METALS 5.0%
-----------------------------------------------------------------
Allegheny Technologies, Inc. (a)       36,410       2,264,338
Brush Engineered Materials, Inc.
  (a)*                                  1,680          41,782
Carpenter Technology Corp. (a)         66,000       7,095,660
Chaparral Steel Co. *                  72,133       2,456,850
Commercial Metals Co.                 139,042       2,826,724
CommScope, Inc. (a)*                    1,250          41,075
Encore Wire Corp. (a)*                 84,780       2,991,886
Friedman Industries, Inc.              12,690         105,961
General Cable Corp. (a)*               53,069       2,027,766
Gibraltar Industries, Inc. (a)          1,110          24,620
Harsco Corp.                           43,746       3,396,877
Mueller Industries, Inc. (a)          143,400       5,043,378
Northwest Pipe Co. *                   21,700         651,000
Olympic Steel, Inc. (a)                15,509         385,554
OM Group, Inc. *                       52,600       2,311,244
Oregon Steel Mills, Inc. *                140           6,842
Reliance Steel & Aluminum Co.         141,508       4,548,067

See the accompanying notes to the financial statements.
                                             Laudus Trust Semiannual Report   41

LAUDUS ROSENBERG U.S. DISCOVERY FUND

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Ryerson Tull, Inc. (a)                 25,892         566,776
Southern Copper Corp. (a)                 500          46,250
Steel Dynamics, Inc. (a)               26,858       1,354,986
Superior Essex, Inc. (a)*              43,445       1,487,991
Titanium Metals Corp. (a)*            100,343       2,536,671
Walter Industries, Inc. (a)            56,893       2,428,193
                                                  ---------------
                                                   44,640,491

BIOTECHNOLOGY 0.2%
-----------------------------------------------------------------
Digene Corp. (a)*                      50,000       2,157,500
Harvard Bioscience, Inc. *              1,200           5,400
                                                  ---------------
                                                    2,162,900

CELLULAR & WIRELESS 0.6%
-----------------------------------------------------------------
NII Holdings, Inc. (a)*                88,200       5,482,512

CHEMICALS & RUBBER 2.3%
-----------------------------------------------------------------
A. Schulman, Inc.                      33,693         792,122
Arch Chemicals, Inc. (a)               52,370       1,489,926
Bairnco Corp. (a)                       7,950          95,400
FMC Corp.                             127,152       8,146,629
Hercules, Inc. *                      113,530       1,790,368
ICO, Inc. *                             1,149           7,606
Innospec, Inc.                         15,340         455,598
Landec Corp. (a)*                       8,460          91,368
LSB Industries, Inc. (a)*               5,520          49,680
NewMarket Corp.                        43,630       2,537,521
PolyOne Corp. (a)*                    284,040       2,366,053
Stepan Co.                             20,720         605,646
The Scotts Miracle-Gro Co.,
  Class A (a)                          20,930         931,176
Westlake Chemical Corp. (a)            40,660       1,301,527
                                                  ---------------
                                                   20,660,620
COMMERCIAL AIRCRAFT & COMPONENTS 0.3%
-----------------------------------------------------------------
Ducommun, Inc. *                        2,230          41,612
Ladish Co., Inc. (a)*                  21,600         623,808
Sequa Corp., Class A *                 11,240       1,054,986
Triumph Group, Inc. (a)                30,990       1,312,427
                                                  ---------------
                                                    3,032,833

COMMUNICATIONS UTILITIES 1.5%
-----------------------------------------------------------------
Alaska Communications Systems
  Group, Inc. (a)                      15,770         209,268
Atlantic Tele-Network, Inc.             4,150          76,692
CenturyTel, Inc. (a)                   71,410       2,832,835
CT Communications, Inc. (a)            56,678       1,231,046
D&E Communications, Inc.               14,467         182,429
FairPoint Communications, Inc.
  (a)                                   2,600          45,240
General Communication, Inc.,
  Class A (a)*                        149,531       1,852,689
Gilat Satellite Networks Ltd. *         4,560          41,496
Golden Telecom, Inc. (a)                5,461         165,195
HickoryTech Corp. (a)                   1,160           8,120
Knology, Inc. *                           980           9,722
RCN Corp. *                            23,125         654,438
The Knot, Inc. (a)*                     8,719         192,951
Time Warner Telecom, Inc., Class
  A (a)*                              131,431       2,498,503
United Online, Inc. (a)                74,265         904,548
US LEC Corp., Class A (a)*              2,882          19,857

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Vignette Corp. *                       54,063         732,013
Windstream Corp. (a)*                 126,100       1,663,259
                                                  ---------------
                                                   13,320,301

CONSTRUCTION & HOMEBUILDING 1.1%
-----------------------------------------------------------------
Cavalier Homes, Inc. (a)*              39,355         125,542
Comfort Systems USA, Inc. (a)          74,831         857,563
EMCOR Group, Inc. (a)*                 82,200       4,507,848
Granite Construction, Inc. (a)         29,710       1,585,028
Insituform Technologies, Inc.,
  Class A (a)*                         41,403       1,005,265
Meadow Valley Corp. *                  10,385         105,512
Perini Corp. (a)*                      68,490       1,430,071
Quanta Services, Inc. (a)*             20,289         342,073
Skyline Corp. (a)                       2,790         106,606
                                                  ---------------
                                                   10,065,508

CONSTRUCTION MATERIALS 0.9%
-----------------------------------------------------------------
Ameron International Corp.              4,430         294,329
MDU Resources Group, Inc.             334,017       7,461,940
Oil-Dri Corp. of America               10,000         151,500
Patrick Industries, Inc. *             14,395         179,074
United States Lime & Minerals,
  Inc. *                                4,400         135,080
                                                  ---------------
                                                    8,221,923

CONSUMER DURABLES 0.4%
-----------------------------------------------------------------
Koss Corp.                                200           3,890
Thor Industries, Inc. (a)*             54,400       2,239,648
Universal Electronics, Inc. *          44,109         838,071
                                                  ---------------
                                                    3,081,609

DRUGS & PHARMACEUTICALS 1.1%
-----------------------------------------------------------------
Alpharma, Inc., Class A               131,390       3,073,212
Cephalon, Inc. (a)*                    98,676       6,093,243
E-Z-EM, Inc. *                          5,800          91,524
King Pharmaceuticals, Inc. (a)*           550           9,366
Natural Alternative
  International, Inc. *                10,061          92,461
Nutraceutical International
  Corp. *                                 500           6,830
Schiff Nutrition International,
  Inc. *                                8,400          58,464
                                                  ---------------
                                                    9,425,100

ELECTRIC UTILITIES 3.5%
-----------------------------------------------------------------
Alliant Energy Corp. (a)              213,972       7,645,220
Central Vermont Public Service
  Corp.                                 2,820          62,350
CH Energy Group, Inc. (a)               5,276         271,556
Cleco Corp. (a)                       121,670       3,070,951
Foster Wheeler Ltd. (a)*               59,605       2,300,157
Green Mountain Power Corp.             10,880         363,066
Northeast Utilities                    40,770         948,718
OGE Energy Corp. (a)                  100,810       3,640,249
Pepco Holdings, Inc.                  232,550       5,620,733
Pinnacle West Capital Corp. (a)         3,436         154,792
Puget Sound Energy, Inc.               26,570         603,936
UIL Holdings Corp. (a)                 33,449       1,254,337
Unisource Energy Corp. (a)             33,110       1,103,556

                         See the accompanying notes to the financial statements. 42 Laudus Trust Semiannual Report

LAUDUS ROSENBERG U.S. DISCOVERY FUND

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Unitil Corp.                            2,580          62,694
Westar Energy, Inc. (a)               186,033       4,373,636
                                                  ---------------
                                                   31,475,951
FINANCIAL INVESTMENTS 0.5%
-----------------------------------------------------------------
Aaron Rents, Inc. (a)                  13,580         312,069
Allis-Chalmers Energy, Inc. (a)*        3,840          56,218
Ampal-American Israel Corp.,
  Class A *                             2,180          10,115
California First National
  Bancorp                               2,138          31,856
Electro Rent Corp. *                      505           8,590
ePlus, Inc. *                          19,220         187,395
Jackson Hewitt Tax Service, Inc.       44,939       1,348,619
PICO Holdings, Inc. (a)*               24,977         813,001
Rent-A-Center, Inc. *                  21,081         617,463
SRS Labs, Inc. *                        7,380          45,756
Utek Corp. (a)                         28,940         579,668
Willis Lease Finance Corp. *           21,670         200,231
                                                  ---------------
                                                    4,210,981

FOREST PRODUCTS & PAPER 0.2%
-----------------------------------------------------------------
American Woodmark Corp. (a)            10,082         339,663
Cenveo, Inc. (a)*                      15,820         297,732
CSS Industries, Inc.                    3,400         101,048
Lydall, Inc. *                         39,940         355,466
Mod-Pac Corp. *                         4,643          51,073
Nashua Corp. *                          5,700          39,843
Universal Forest Products, Inc.
  (a)                                   7,034         345,018
                                                  ---------------
                                                    1,529,843
FURNITURE & HOUSEHOLD ITEMS 2.9%
-----------------------------------------------------------------
A.T. Cross Co., Class A *               2,003          12,739
Acuity Brands, Inc.                    56,600       2,569,640
AEP Industries, Inc. *                  6,323         265,250
Aldila, Inc.                           11,811         182,480
AZZ, Inc. *                             6,530         238,345
Bassett Furniture Industries,
  Inc.                                 16,230         263,575
Callaway Golf Co. (a)                 266,670       3,496,044
Chase Corp.                             1,300          23,283
Chromcraft Revington, Inc. *            2,700          26,676
Communications Systems, Inc.           10,040          93,774
Craftmade International, Inc.           2,220          38,029
Cybex International, Inc. (a)*         39,640         263,606
Ethan Allen Interiors, Inc. (a)       116,220       4,028,185
Flexsteel Industries, Inc.                100           1,300
Furniture Brands International,
  Inc.                                  5,120          97,485
GameTech International, Inc.
  (a)*                                 15,174         151,588
Genlyte Group, Inc. *                   1,894         134,853
Griffon Corp. (a)*                     33,390         797,019
Hillenbrand Industries, Inc.            2,820         160,684
Hooker Furniture Corp.                 35,655         522,702
JAKKS Pacific, Inc. (a)*               65,110       1,160,911
La-Z-Boy, Inc. (a)                     93,199       1,301,058
Mity Enterprises, Inc. *                  610          11,102
Movado Group, Inc. (a)                 61,330       1,559,009
Myers Industries, Inc.                 12,227         207,859
National Presto Industries, Inc.       13,060         721,826
Preformed Line Products Co. (a)         4,200         150,108
Steelcase, Inc., Class A (a)           65,133       1,021,937
The Lamson & Sessions Co. (a)*         18,300         435,906
Thomas & Betts Corp. *                124,540       5,941,803

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Tredegar Corp.                            800          13,392
UFP Technologies, Inc. *                2,270          12,076
West Pharmaceutical Services,
  Inc. (a)                              3,740         146,870
                                                  ---------------
                                                   26,051,114

GAS & OTHER PUBLIC UTILITIES 1.4%
-----------------------------------------------------------------
American States Water Co. (a)          10,110         386,707
Artesian Resources Corp., Class
  A                                     5,052          95,028
California Water Service Group
  (a)                                   8,990         332,001
Casella Waste Systems, Inc.,
  Class A (a)*                          6,981          72,184
Copano Energy LLC                       1,940         104,353
Delta Natural Gas Co., Inc.             6,123         153,381
Energy West, Inc.                         210           2,310
Florida Public Utilites Co.             8,640         119,232
Industrial Services of America,
  Inc. (a)*                               200           1,158
New Jersey Resources Corp. (a)         55,340       2,728,262
Nicor, Inc. (a)                       108,740       4,649,722
Northwest Natural Gas Co. (a)          12,010         471,753
RGC Resources, Inc.                     3,037          78,658
SJW Corp. (a)                          28,840         862,604
The Laclede Group, Inc. (a)            20,440         655,715
Vectren Corp.                          46,568       1,250,351
Waste Industries USA, Inc.             22,318         603,256
WGL Holdings, Inc.                        170           5,328
                                                  ---------------
                                                   12,572,003

GOVERNMENT AIRCRAFT & DEFENSE 0.0%
-----------------------------------------------------------------
Reinhold Industries, Inc., Class
  A *                                   2,400          29,280
Smith & Wesson Holding Corp.
  (a)*                                  9,630         133,664
                                                  ---------------
                                                      162,944

HEALTH CARE & HOSPITAL 2.5%
-----------------------------------------------------------------
Almost Family, Inc. *                   6,400         148,544
American Shared Hospital
  Services                             13,430          87,295
Genesis HealthCare Corp. (a)*          23,607       1,124,401
Gentiva Health Services, Inc. *         2,440          40,114
IntegraMed America, Inc. *              2,080          19,739
Manor Care, Inc. (a)                  198,648      10,385,317
MEDTOX Scientific, Inc. *              15,480         152,168
National Dentex Corp. *                 2,470          48,536
National Healthcare Corp. (a)           6,724         361,281
National Home Health Care Corp.         1,891          18,721
NovaMed, Inc. *                        30,580         240,970
Pediatric Services of America,
  Inc. *                                9,832         118,869
Pediatrix Medical Group, Inc.
  (a)*                                124,100       5,658,960
Res-Care, Inc. (a)*                    37,974         762,898
VCA Antech, Inc. (a)*                  85,153       3,070,617
                                                  ---------------
                                                   22,238,430

INFORMATION & SERVICES 5.3%
-----------------------------------------------------------------
Ablest, Inc. *                          1,510           9,740
ABM Industries, Inc.                      720          13,507
Bioanalytical Systems, Inc. *           7,400          38,924
Carriage Services, Inc. (a)*            8,870          41,334

See the accompanying notes to the financial statements.
                                             Laudus Trust Semiannual Report   43

LAUDUS ROSENBERG U.S. DISCOVERY FUND

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Cass Information Systems, Inc.
  (a)                                     112           3,708
CBIZ, Inc. (a)*                        89,932         656,504
CDI Corp. (a)                          37,859         784,060
Ceridian Corp. *                        7,450         166,582
Convergys Corp. *                      92,740       1,915,081
Corrections Corp. of America
  (a)*                                144,667       6,256,869
CPI Corp. (a)                          10,680         518,407
Ecology & Environment, Inc.             4,050          41,391
Exponent, Inc. *                       49,520         825,498
Forrester Research, Inc. *             40,484       1,065,134
Franklin Covey Co. *                   53,390         293,111
Gartner, Inc. *                        14,190         249,602
ICT Group, Inc. (a)*                   21,617         680,287
Jones Lang LaSalle, Inc. (a)            5,557         475,012
Kelly Services, Inc., Class A
  (a)                                  55,467       1,520,351
Kforce, Inc. *                         55,482         661,900
Layne Christensen Co. (a)*             10,792         308,327
Mac-Gray Corp. *                       10,490         123,258
Metal Management, Inc.                 86,840       2,417,626
Michael Baker Corp. *                  11,990         244,116
Monro Muffler Brake, Inc. (a)          26,447         899,463
MPS Group, Inc. (a)*                  191,574       2,894,683
National Technical Systems, Inc.
  *                                    12,880          86,554
Nobel Learning Communities, Inc.
  *                                    16,300         167,890
PAREXEL International Corp. (a)*       48,053       1,590,074
PDI, Inc. *                             5,020          58,332
Pharmaceutical Product
  Development, Inc. (PPD)             107,652       3,842,100
RCM Technologies, Inc. *                7,818          39,637
Schnitzer Steel Industries,
  Inc., Class A (a)                    63,561       2,004,714
Security National Financial
  Corp., Class A *                      1,443           6,190
Silverleaf Resorts, Inc. (a)*             630           2,407
Sotheby's (a)                             450          14,508
Spherion Corp. (a)*                   128,240         916,916
SRI/Surgical Express, Inc. *            7,739          33,665
TeleTech Holdings, Inc. (a)*          108,755       1,699,841
The Brink's Co. (a)                   126,322       6,702,645
The Shaw Group, Inc. (a)*              52,280       1,235,899
URS Corp. *                           115,565       4,494,323
Vertrue, Inc. (a)*                      3,669         144,265
Viad Corp.                              3,230         114,374
Volt Information Sciences, Inc.
  (a)*                                 24,083         856,151
Xanser Corp. *                            100             585
                                                  ---------------
                                                   47,115,545

INSTRUMENTS 4.8%
-----------------------------------------------------------------
Aeroflex, Inc. (a)*                     1,640          16,859
Allied Healthcare Products, Inc.
  *                                    19,700         103,228
Angeion Corp. (a)*                      5,244          35,135
Armor Holdings, Inc. (a)*             108,614       6,226,841
Arthrocare Corp. (a)*                     550          25,773
Astro-Med, Inc.                         2,066          20,639
Atrion Corp.                              770          59,791
Bio-Rad Laboratories, Inc.,
  Class A (a)*                         10,980         776,615
Checkpoint Systems, Inc. *                 42             693
Coherent, Inc. (a)*                   102,561       3,554,764
Data I/O Corp. *                          200             750

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Datascope Corp.                        33,275       1,113,714
DJ Orthopedics, Inc. *                 57,429       2,385,026
Enpath Medical, Inc. *                  1,239          13,282
FEI Co. (a)*                            3,943          83,237
Frequency Electronics, Inc.               581           7,536
Hurco Cos., Inc. *                     20,200         485,406
IDEXX Laboratories, Inc. (a)*          12,079       1,100,880
Immucor, Inc. *                         4,970         111,378
Input/Output, Inc. (a)*                 3,790          37,635
Integra LifeSciences Holdings
  (a)*                                  3,198         119,861
K-Tron International, Inc. *            2,400         151,728
LeCroy Corp. *                         31,535         434,552
Mentor Corp. (a)                       53,520       2,696,873
Meridian Bioscience, Inc. (a)          46,872       1,101,961
Mesa Laboratories, Inc.                 2,188          37,524
MOCON, Inc.                             3,253          31,424
New Brunswick Scientific Co.,
  Inc. *                                7,124          55,781
O.I. Corp. (a)                          4,685          46,850
Oakley, Inc. (a)                        6,100         104,005
OSI Systems, Inc. (a)*                 47,154         924,218
Palomar Medical Technologies,
  Inc. (a)*                             5,936         250,499
Perceptron, Inc. *                     19,660         168,683
PerkinElmer, Inc.                     325,903       6,169,344
Span-America Medical Systems,
  Inc.                                  7,600         104,272
Steris Corp.                          143,045       3,441,663
Teleflex, Inc.                        128,880       7,170,883
The Spectranetics Corp. (a)*           26,060         304,902
Tollgrade Communications, Inc. *       26,340         235,743
Universal Security Instruments,
  Inc. *                                5,010         136,522
Viasys Healthcare, Inc. (a)*           97,900       2,666,796
Vital Signs, Inc. (a)                   9,978         564,855
ZEVEX International, Inc. (a)*         14,925         134,176
Zoll Medical Corp. *                    1,512          54,266
Zygo Corp. *                           12,170         155,167
                                                  ---------------
                                                   43,421,730

INSURANCE 7.3%
-----------------------------------------------------------------
21st Century Holding Co.                  300           5,538
Alleghany Corp. *                         640         184,966
American Equity Investment Life
  Holding Co.                           8,950         109,817
American Financial Group, Inc.        175,373       8,230,255
American National Insurance Co.        15,033       1,742,325
American Physicians Service
  Group, Inc.                           7,700         130,014
American Safety Insurance
  Holdings Ltd. *                       3,200          58,560
Arch Capital Group Ltd. *             118,954       7,552,389
Argonaut Group, Inc. *                 12,667         393,057
Baldwin & Lyons, Inc., Class B
  (a)                                   4,275         103,541
Conseco, Inc. (a)*                     84,790       1,779,742
Delphi Financial Group, Inc.,
  Class A (a)                          17,699         705,836
FBL Financial Group, Inc., Class
  A                                     1,300          43,511
Great American Financial
  Resources, Inc.                      26,160         547,529
Harleysville Group, Inc. (a)            4,070         142,409
HCC Insurance Holdings, Inc.          280,859       9,234,644

                         See the accompanying notes to the financial statements. 44 Laudus Trust Semiannual Report

LAUDUS ROSENBERG U.S. DISCOVERY FUND

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Horace Mann Educators Corp.            94,580       1,818,773
Investors Title Co.                     2,411         108,857
Kansas City Life Insurance Co.
  (a)                                   7,343         334,400
LandAmerica Financial Group,
  Inc. (a)                             11,000         723,690
Max Re Capital Ltd.                   110,366       2,534,003
Meadowbrook Insurance Group,
  Inc. *                               48,311         543,982
Mercer Insurance Group, Inc.            6,690         172,870
Merchants Group, Inc.                   4,310         129,257
National Western Life Insurance
  Co., Class A *                        3,398         781,166
NYMAGIC, Inc. (a)                      13,390         424,463
Odyssey Re Holdings Corp. (a)           1,080          36,482
Old Republic International Corp.      154,760       3,427,934
Partnerre Ltd. (a)                      9,859         666,173
Philadelphia Consolidated
  Holding Corp. (a)*                  114,626       4,559,822
Presidential Life Corp.                41,757         934,104
ProCentury Corp. (a)                   36,600         549,000
Protective Life Corp. (a)              15,800         722,850
Radian Group, Inc.                     63,642       3,818,520
Reinsurance Group of America,
  Inc. (a)                             96,640       5,018,515
RTW, Inc. *                             4,400          44,748
Safety Insurance Group, Inc. (a)       33,245       1,617,702
Selective Insurance Group, Inc.
  (a)                                  10,600         557,666
StanCorp Financial Group, Inc.         24,810       1,107,270
The Midland Co. (a)                     5,465         236,744
Unico American Corp. *                 10,910         112,919
United America Indemnity Ltd.,
  Class A *                            26,483         595,073
USI Holdings Corp. (a)*                 6,721          91,070
Wesco Financial Corp.                   2,110         922,070
Zenith National Insurance Corp.
  (a)                                  43,815       1,747,780
                                                  ---------------
                                                   65,302,036

IT HARDWARE 6.2%
-----------------------------------------------------------------
Advanced Energy Industries, Inc.
  (a)*                                 91,581       1,560,540
American Technical Ceramics
  Corp. *                              10,770         132,471
Anaren, Inc. *                         55,428       1,167,868
Applied Innovation, Inc. *              4,280          13,482
Arris Group, Inc. (a)*                273,840       3,138,206
AVX Corp. (a)                          38,310         677,704
Cobra Electronics Corp.                12,051         102,434
Comarco, Inc. *                         1,496          13,314
CTS Corp. (a)                          51,835         714,286
Cymer, Inc. (a)*                       35,067       1,539,792
Digi International, Inc. (a)*           1,040          14,040
DSP Group, Inc. *                      56,334       1,287,232
EMS Technologies, Inc. *               25,204         473,331
Espey Manufacturing &
  Electronics Corp.                     3,600          61,200
Exar Corp. *                          107,911       1,434,137
Fairchild Semiconductor
  International, Inc. (a)*              9,720         181,764
Globecomm Systems, Inc. (a)*           28,188         240,726
Imation Corp. (a)                     110,998       4,456,570

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Integrated Device Technology,
  Inc. *                               30,634         491,982
Intersil Corp., Class A (a)           370,030       9,084,236
Kimball International, Inc.,
  Class B (a)                             768          14,822
LSI Logic Corp. (a)*                1,018,064       8,368,486
Merrimac Industries, Inc. *             1,400          14,301
MKS Instruments, Inc. (a)*             34,713         705,021
ON Semiconductor Corp. (a)*           327,970       1,928,464
Oplink Communications, Inc. *          16,032         320,319
Park Electrochemical Corp.             52,220       1,654,330
Performance Technologies, Inc. *          400           2,720
Pericom Semiconductor Corp. *           1,720          16,770
Semitool, Inc. (a)*                    76,033         786,181
Sigmatron International, Inc.
  (a)*                                  5,000          41,400
SonicWALL, Inc. (a)*                  162,280       1,772,098
Sparton Corp. *                         8,804          73,513
Spectrum Control, Inc. *               31,270         293,938
Standard Microsystems Corp. *          26,903         764,583
Sycamore Networks, Inc. (a)*          152,469         576,333
Technitrol, Inc.                      152,370       4,548,245
ViaSat, Inc. (a)*                       1,820          45,646
Vishay Intertechnology, Inc.
  (a)*                                502,040       7,048,642
Vodavi Technology, Inc. *               1,772          10,809
White Electronic Designs Corp. *       11,130          55,316
                                                  ---------------
                                                   55,827,252

LAND & WATER TRANSPORTATION 1.7%
-----------------------------------------------------------------
Arkansas Best Corp. (a)                77,657       3,341,581
B & H Ocean Carriers Ltd. *             2,390          37,762
Celadon Group, Inc. (a)*                4,981          82,884
Hub Group, Inc., Class A *             12,800         291,584
Laidlaw International, Inc.           129,673       3,543,963
Old Dominion Freight Line *            34,461       1,034,864
Seacor Holdings, Inc. (a)*             53,626       4,424,145
Smithway Motor Xpress Corp.,
  Class A *                             2,210          18,321
Swift Transportation Co., Inc.
  (a)*                                 65,959       1,564,547
Werner Enterprises, Inc. (a)           67,702       1,266,704
                                                  ---------------
                                                   15,606,355

MAINFRAME & MINICOMPUTERS 0.1%
-----------------------------------------------------------------
Omnicell, Inc. *                       27,111         485,016

METAL PRODUCTS & MACHINERY 4.4%
-----------------------------------------------------------------
AGCO Corp. (a)*                        53,855       1,365,224
Allied Motion Technologies, Inc.
  *                                     4,146          19,901
Ampco-Pittsburgh Corp. (a)              1,734          53,633
Baldor Electric Co. (a)                 2,800          86,324
Bonso Electronic International,
  Inc. (a)                             11,533          39,443
Chicago Rivet & Machine Co.               420           9,918
CompX International, Inc.               5,800          90,422
Cummins, Inc. (a)                      32,233       3,843,141
Eastern Co.                             3,280          91,840
Electro Scientific Industries,
  Inc. *                               47,439         977,243
EnPro Industries, Inc. (a)*            64,300       1,932,858
Evans & Sutherland Computer
  Corp. *                               6,153          27,689
Flow International Corp. (a)*         123,326       1,599,538
Freightcar America, Inc. (a)           44,469       2,356,857
Gardner Denver, Inc. (a)*              40,940       1,354,295

See the accompanying notes to the financial statements.
                                             Laudus Trust Semiannual Report   45

LAUDUS ROSENBERG U.S. DISCOVERY FUND

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Gerber Scientific, Inc. (a)*           76,620       1,147,768
Hardinge, Inc.                          7,952         105,762
International Aluminum Corp.            3,120         116,532
JLG Industries, Inc. (a)                4,800          95,088
Kadant, Inc. *                         50,900       1,250,104
Kennametal, Inc.                       41,499       2,350,918
Lincoln Electric Holdings, Inc.
  (a)                                  15,848         862,924
Material Sciences Corp. *              35,120         349,795
MFRI, Inc. (a)*                           250           3,700
Newport Corp. (a)*                     14,260         232,438
NN, Inc.                               10,609         125,505
Nordson Corp.                           1,390          55,405
North American Galvanizing &
  Coatings, Inc. *                     21,162         133,956
P & F Industries, Inc. *                3,250          33,410
Q.E.P. Co., Inc. *                      1,679          10,997
Regal Beloit Corp. (a)                 76,330       3,320,355
Robbins & Myers, Inc. (a)              23,760         734,659
SL Industries, Inc. (a)*               10,470         201,024
SPX Corp.                              22,570       1,206,141
Standex International Corp. (a)        16,690         465,317
TB Wood's Corp.                        13,687         159,454
Tennant Co. (a)                         5,920         144,093
Terex Corp. *                          27,220       1,230,888
The Timken Co. (a)                    209,474       6,238,136
Trinity Industries, Inc. (a)            3,295         106,000
Twin Disc, Inc.                         3,360         109,670
Varian Semiconductor Equipment
  Associates, Inc. *                   49,232       1,806,814
Veeco Instruments, Inc. (a)*           86,941       1,751,861
Velcro Industries N.V.                 17,743         251,330
Woodward Governor Co.                  26,610         892,499
                                                  -----------
                                                   39,340,869

MISCELLANEOUS FINANCE 2.4%
-----------------------------------------------------------------
A.G. Edwards, Inc.                    199,160      10,611,245
Knight Capital Group, Inc.,
  Class A *                           348,063       6,334,747
Piper Jaffray Cos., Inc. (a)*             300          18,186
Raymond James Financial, Inc.
  (a)                                 128,265       3,750,469
SWS Group, Inc. (a)                    42,104       1,047,968
Value Line, Inc. (a)                    2,407         112,190
                                                  -----------
                                                   21,874,805

OIL & COAL RESOURCES 1.1%
-----------------------------------------------------------------
Bois d'Arc Energy, Inc. (a)*            4,400          67,320
Callon Petroleum Co. (a)*              52,510         712,036
Cimarex Energy Co. (a)                 59,382       2,089,653
Forest Oil Corp. (a)*                  15,390         486,170
Mariner Energy, Inc. *                 69,147       1,270,230
Penn Virginia Corp.                     8,484         537,970
Range Resources Corp.                  23,053         581,858
Swift Energy Co. (a)*                  12,200         510,204
Teton Energy Corp. *                  101,220         490,917
Unit Corp. *                           19,460         894,576
W&T Offshore, Inc. (a)                 35,030       1,023,226
Whiting Petroleum Corp. (a)*           19,277         773,008
                                                  -----------
                                                    9,437,168

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)

OIL DISTRIBUTION 1.5%
-----------------------------------------------------------------
Adams Resources & Energy, Inc.          9,259         322,676
Frontier Oil Corp. (a)                207,013       5,502,406
Tesoro Corp.                           97,080       5,628,698
Western Refining, Inc. (a)             78,272       1,819,041
                                                  -----------
                                                   13,272,821

OIL DRILLING & SERVICES 4.3%
-----------------------------------------------------------------
Bolt Technology Corp. (a)*             11,780         157,734
Dril-Quip, Inc. (a)*                   16,600       1,123,488
Helix Energy Solutions Group,
  Inc. (a)*                            40,434       1,350,496
Helmerich & Payne, Inc.               202,438       4,662,147
Lufkin Industries, Inc. (a)            29,340       1,552,673
Oil States International, Inc.
  (a)*                                  8,030         220,825
Pride International, Inc. (a)*         37,990       1,041,686
Rowan Cos., Inc. (a)                  193,045       6,106,013
TETRA Technologies, Inc. (a)*         241,796       5,841,791
Tidewater, Inc. (a)                   181,780       8,032,858
Todco (a)*                            199,761       6,911,731
W-H Energy Services, Inc. (a)*         34,750       1,441,083
                                                  -----------
                                                   38,442,525

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 0.4%
-----------------------------------------------------------------
Baldwin Technology Co., Inc.,
  Class A *                            43,210         250,186
Ballantyne of Omaha, Inc. *                10              44
Hypercom Corp. (a)*                   113,450         769,191
Key Tronic Corp. (a)*                  25,147         147,613
SimpleTech, Inc. (a)*                  49,430         450,307
Western Digital Corp. *               113,935       2,062,223
                                                  -----------
                                                    3,679,564

PUBLISHING, BROADCASTING & CINEMA 0.3%
-----------------------------------------------------------------
Banta Corp.                            36,840       1,753,584
Champion Industries, Inc.               7,808          56,608
Media General, Inc., Class A (a)        8,270         311,944
Regent Communications, Inc. *          59,604         225,899
Source Interlink Cos., Inc. (a)*       26,856         255,132
Tufco Technologies, Inc. *              2,242          15,313
World Wrestling Entertainment,
  Inc. (a)                              8,160         134,069
                                                  -----------
                                                    2,752,549

REAL ESTATE DEVELOPMENT 0.6%
-----------------------------------------------------------------
American Spectrum Realty, Inc. *          300           6,525
AMREP Corp. (a)                        11,150         544,900
Avatar Holdings, Inc. (a)*              9,659         570,461
IHOP Corp.                             19,650         910,777
ILX Resorts, Inc.                       5,160          47,214
J.W. Mays, Inc. (b)*                      500           9,200
Service Corp. International           162,820       1,520,739
Stewart Enterprises, Inc., Class
  A                                   297,324       1,742,319
Stratus Properties, Inc. *                400          12,944
United Capital Corp. (a)*               8,880         237,007
Wellsford Real Properties, Inc.
  *                                    14,100         103,776
Wilshire Enterprises, Inc. *            1,630           7,824
                                                  -----------
                                                    5,713,686

                         See the accompanying notes to the financial statements. 46 Laudus Trust Semiannual Report

LAUDUS ROSENBERG U.S. DISCOVERY FUND

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
REAL ESTATE INVESTMENT TRUSTS 4.9%
-----------------------------------------------------------------
Ashford Hospitality Trust (a)         104,146       1,242,462
Associated Estates Realty Corp.        57,780         893,857
Colonial Properties Trust               6,032         288,390
Commercial Net Lease Realty            59,426       1,283,602
Eagle Hospitality Properties
  Trust, Inc.                          61,950         576,135
Entertainment Properties Trust
  (a)                                  14,830         731,416
Equity One, Inc. (a)                    3,980          95,401
Extra Space Storage, Inc. (a)          35,130         608,100
Gladstone Commercial Corp. (a)          1,680          33,768
Highland Hospitality Corp. (a)        158,943       2,277,653
Home Properties, Inc.                  34,730       1,985,167
Hospitality Properties Trust (a)      116,220       5,485,584
HRPT Properties Trust (a)             655,080       7,828,206
Innkeepers USA Trust                   12,210         198,901
iStar Financial, Inc.                  18,260         761,442
LaSalle Hotel Properties (a)           13,390         580,323
LTC Properties, Inc.                   32,580         790,065
Mission West Properties, Inc.
  (a)                                  24,940         284,565
Monmouth Capital Corp.                  3,030          16,059
Monmouth Real Estate Investment
  Corp., Class A                       54,900         439,200
National Health Investors, Inc.
  (a)                                  49,300       1,396,669
National Health Realty, Inc. (a)        9,800         195,118
New Plan Excel Realty Trust (a)        19,790         535,319
Omega Healthcare Investors, Inc.      164,890       2,474,999
One Liberty Properties, Inc.           21,600         483,840
Senior Housing Properties Trust
  (a)                                  30,680         654,711
Strategic Hotel & Resorts, Inc.
  (a)                                 107,280       2,132,726
Sunstone Hotel Investors, Inc.
  (a)                                 211,391       6,282,541
Supertel Hospitality, Inc.              5,864          39,054
Weingarten Realty Investors            43,943       1,890,428
Winston Hotels, Inc. (a)               87,054       1,072,505
Winthrop Realty Trust                  73,970         477,106
                                                  ---------------
                                                   44,035,312

RESTAURANTS, HOTELS & THEATERS 2.2%
-----------------------------------------------------------------
Analogic Corp. (a)                        358          18,372
Avalon Holdings Corp., Class A *        1,500           8,250
Benihana, Inc. *                        7,446         215,189
Bob Evans Farms, Inc.                  27,964         846,750
Brinker International, Inc. (a)        90,600       3,632,154
CBRL Group, Inc. (a)                  109,064       4,409,457
Frisch's Restaurants, Inc.              4,190         100,728
Interstate Hotels & Resorts,
  Inc. (a)*                            85,100         917,378
J. Alexander's Corp.                   10,580          92,046
Jack in the Box, Inc. (a)*             41,087       2,143,920
Landry's Restaurants, Inc. (a)         10,400         313,560
Marcus Corp.                           43,460         998,276
Mexican Restaurants, Inc. *             1,344          13,978
Nathan's Famous, Inc. *                 5,324          71,874
O'Charley's, Inc. *                       280           5,312
Papa John's International, Inc.
  (a)*                                 41,335       1,492,607
Pinnacle Entertainment, Inc. *         14,125         397,195
Red Lion Hotels Corp. *                32,700         351,852
Speedway Motorsports, Inc.             35,840       1,304,934

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Star Buffet, Inc.                       3,900          30,693
Vail Resorts, Inc. (a)*                63,650       2,547,273
                                                  ---------------
                                                   19,911,798

RETAIL 6.7%
-----------------------------------------------------------------
1-800-FLOWERS.COM, Inc., Class A
  *                                    80,900         425,534
AnnTaylor Stores Corp. *              206,319       8,636,513
Arden Group, Inc. (a)                     220          25,608
Barnes & Noble, Inc.                   41,520       1,575,269
Big Lots, Inc. (a)*                   339,606       6,727,595
Books-A-Million, Inc. (a)              10,219         182,409
Casey's General Stores, Inc. (a)          100           2,227
Cash America International, Inc.
  (a)                                  38,880       1,519,430
Charming Shoppes, Inc. (a)*           235,104       3,357,285
Circuit City Stores, Inc. (a)          16,960         425,866
Coldwater Creek, Inc. (a)*             79,617       2,289,785
Cost-U-Less, Inc. *                     7,770          67,288
Deb Shops, Inc. (a)                     4,206         107,842
Dillard's, Inc., Class A (a)           89,356       2,924,622
EZCORP, Inc., Class A (a)*             37,702       1,458,313
First Cash Financial Services,
  Inc. *                               30,236         622,559
Gaiam, Inc. (a)*                        6,825          88,111
Gottschalks, Inc. (a)*                 22,057         198,293
GSI Commerce, Inc. (a)*                41,361         613,797
Hastings Entertainment, Inc.
  (a)*                                 26,860         181,305
Haverty Furniture Cos., Inc. (a)       80,070       1,277,117
Insight Enterprises, Inc. *             7,640         157,460
Jennifer Convertibles, Inc. *           1,290           7,946
Lithia Motors, Inc., Class A (a)       31,630         781,894
Longs Drug Stores Corp. (a)           107,810       4,960,338
Nutri/System, Inc. (a)*                54,370       3,386,707
OfficeMax, Inc. (a)                    38,010       1,548,527
PC Connection, Inc. (a)*                  200           2,310
Restoration Hardware, Inc. *            1,060           9,190
REX Stores Corp. *                      2,650          37,365
Ruddick Corp. (a)                         460          11,974
Rush Enterprises, Inc., Class A
  (a)*                                  5,406          90,172
Rush Enterprises, Inc., Class B
  *                                    32,497         506,628
Sabre Holdings Corp., Class A
  (a)                                 357,170       8,354,206
Shoe Carnival, Inc. *                  29,500         743,990
Smart & Final, Inc. (a)*               15,070         257,245
Spartan Stores, Inc. (a)               79,874       1,349,871
Stage Stores, Inc. (a)                 58,523       1,717,065
Stein Mart, Inc.                          475           7,225
Syms Corp. (a)*                         1,400          28,504
Systemax, Inc. *                       19,776         316,812
The Buckle, Inc. (a)                      500          18,970
The Cato Corp., Class A                86,060       1,885,575
The Men's Wearhouse, Inc.               6,330         235,539
Village Super Market, Inc.,
  Class A (a)                           1,000          66,900
Weis Markets, Inc. (a)                 31,490       1,253,302
Zones, Inc. (a)*                          300           3,096
                                                  ---------------
                                                   60,445,579

See the accompanying notes to the financial statements.
                                             Laudus Trust Semiannual Report   47

LAUDUS ROSENBERG U.S. DISCOVERY FUND

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
SOAPS & COSMETICS 0.0%
-----------------------------------------------------------------
CCA Industries, Inc. (a)                  930           8,975
CPAC, Inc.                              7,963          52,954
Parlux Fragrances, Inc. (a)*           25,102         127,769
                                                  ---------------
                                                      189,698
SOFTWARE 6.0%
-----------------------------------------------------------------
Allscripts Healthcare Solutions,
  Inc. (a)*                             4,650         104,393
American Software, Inc., Class A       16,950         116,108
Ansoft Corp. *                         25,060         624,245
Black Box Corp. (a)                    47,851       1,862,361
Blackbaud, Inc.                        71,447       1,571,120
BMC Software, Inc. (a)*               543,900      14,804,958
Captaris, Inc. *                        2,141          12,546
CIBER, Inc. (a)*                       57,450         380,893
Computer Task Group, Inc. (a)*          5,095          20,278
CSP, Inc. *                             7,852          69,098
Document Sciences Corp. *                 619           3,714
Edgewater Technology, Inc. (a)*        11,133          63,458
Emdeon Corp. *                        734,728       8,603,665
First American Corp. (a)              151,543       6,416,331
First Consulting Group, Inc.
  (a)*                                    890           8,678
Harris Interactive, Inc. *             37,658         229,714
Imergent, Inc. (a)*                    33,250         469,822
Inforte Corp. *                         6,870          28,373
Integral Systems, Inc. (a)                348          10,878
JDA Software Group, Inc. (a)*          18,412         283,913
Keane, Inc. (a)*                          300           4,323
Lawson Software, Inc. (a)*            148,206       1,074,493
Lightbridge, Inc. (a)*                 57,625         675,365
MapInfo Corp. *                        26,451         339,366
Moldflow Corp. *                       13,449         160,178
Ness Technologies, Inc. (a)*            1,832          24,457
NetScout Systems, Inc. (a)*            23,411         151,937
PC-Tel, Inc. *                         14,726         154,623
Perot Systems Corp., Class A *        208,860       2,880,179
Quality Systems, Inc. (a)*             25,515         989,727
Quest Software, Inc. (a)*                  21             300
RealNetworks, Inc. (a)*               321,127       3,407,157
SPSS, Inc. *                           47,920       1,194,646
Sybase, Inc. (a)*                     243,961       5,913,615
Sykes Enterprises, Inc. (a)*           49,049         998,147
Syntel, Inc. (a)                       14,401         326,183
TSR, Inc.                               4,099          16,949
Tyler Technologies, Inc. *              3,200          41,376
                                                  ---------------
                                                   54,037,567

TEXTILES & APPAREL 2.5%
-----------------------------------------------------------------
Albany International Corp.,
  Class A (a)                          88,911       2,829,148
Culp, Inc. *                            4,260          23,643
Cutter & Buck, Inc.                     3,080          29,784
Decorator Industries, Inc. (a)          3,640          31,814
Guess?, Inc. (a)*                      74,480       3,614,514
Hampshire Group Ltd. *                 10,430         129,123
Interface, Inc., Class A *             10,240         131,891
Lacrosse Footwear, Inc. *               2,350          28,741
Perry Ellis International, Inc.
  (a)*                                  8,730         269,582
Phillips-Van Heusen Corp.             133,490       5,575,877
R.G. Barry Corp. *                      3,780          24,948

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Skechers U.S.A., Inc., Class A
  (a)*                                 61,000       1,434,110
Steven Madden Ltd. *                   74,537       2,924,832
Stride Rite Corp.                     105,567       1,473,715
The Gymboree Corp. (a)*                61,560       2,596,601
Weyco Group, Inc.                      12,204         273,004
Wolverine World Wide, Inc. (a)         48,120       1,362,277
                                                  ---------------
                                                   22,753,604

WHOLESALE 3.7%
-----------------------------------------------------------------
ADDvantage Technologies Group,
  Inc. *                               16,600          69,720
Adesa, Inc. (a)                        74,920       1,731,401
Anixter International, Inc. (a)*       24,884       1,405,199
Applied Industrial Technologies,
  Inc.                                 71,827       1,752,579
Arrow Electronics, Inc. (a)*          247,291       6,783,192
Avnet, Inc. (a)*                      417,640       8,194,097
Brown Shoe Co., Inc.                   61,905       2,218,675
Coast Distribution System, Inc.        10,030          97,592
Delta Apparel, Inc.                     5,370         104,769
Huttig Building Products, Inc.
  (a)*                                 40,871         226,017
IKON Office Solutions, Inc.             8,800         118,272
Industrial Distribution Group,
  Inc. *                               13,683         120,958
Keystone Automotive Industries,
  Inc. *                               46,171       1,755,421
Lawson Products, Inc.                   3,368         141,186
LKQ Corp. (a)*                         32,008         703,216
Man Sang Holdings, Inc. *               8,840          36,244
NACCO Industries, Inc., Class A        13,200       1,794,012
Nu Horizons Electronics Corp.
  (a)*                                  4,118          52,463
Park-Ohio Holdings Corp. (a)*           4,690          64,675
TESSCO Technologies, Inc. *             8,730         257,186
Traffix, Inc.                           6,490          34,008
UAP Holding Corp. (a)                     960          20,515
Valley National Gases, Inc.            11,800         294,646
WESCO International, Inc. (a)*         94,600       5,489,638
                                                  ---------------
                                                   33,465,681
                                                  ---------------
TOTAL COMMON STOCK (COST $816,266,634)            897,254,983

END OF INVESTMENTS.

COLLATERAL INVESTED FOR SECURITIES ON LOAN 8.7% OF NET ASSETS
State Street Navigator Security
  Lending Prime Portfolio          78,297,131      78,297,131
                                                  ---------------
TOTAL COLLATERAL INVESTED FOR SECURITIES ON
  LOAN
  (COST $78,297,131)                               78,297,131
-----------------------------------------------------------------
END OF COLLATERAL INVESTED FOR SECURITIES ON LOAN.

At September 30, 2006 the tax basis cost of the fund's investments was $817,011,878 and the unrealized appreciation and depreciation were $104,544,529 and ($24,301,424), respectively, with a net unrealized appreciation of $80,243,105.

 * Non-income producing security.

(a) All or a portion of this security is on loan.

(b) Illiquid security.

                         See the accompanying notes to the financial statements. 48 Laudus Trust Semiannual Report

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS as of September 30, 2006, (Unaudited)

                                        COST            VALUE
HOLDINGS BY CATEGORY                     ($)             ($)
-----------------------------------------------------------------
 99.6%     COMMON STOCK              899,105,357    1,111,671,840
  0.3%     SHORT-TERM INVESTMENTS      3,875,000        3,875,000
-----------------------------------------------------------------
 99.9%     TOTAL INVESTMENTS         902,980,357    1,115,546,840
  8.8%     COLLATERAL INVESTED FOR
           SECURITIES ON LOAN         97,855,221       97,855,221
 (8.7)%    OTHER ASSETS AND
           LIABILITIES                                (97,036,502)
-----------------------------------------------------------------
100.0%     NET ASSETS                               1,116,365,559

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
COMMON STOCK 99.6% OF NET ASSETS

AGRICULTURE, FOOD & BEVERAGE 1.5%
------------------------------------------------------------------
Diedrich Coffee, Inc. (a)*              7,616           31,530
Flowers Foods, Inc. (a)               248,034        6,667,154
J & J Snack Foods Corp.                16,508          513,399
Lance, Inc.                           156,800        3,452,736
National Beverage Corp. (a)*           69,400          826,554
Penford Corp.                             200            3,028
Reddy Ice Holdings, Inc. (a)            8,590          207,878
Seaboard Corp. (a)                      4,580        5,518,900
Seneca Foods Corp., Class B *             400           11,008
Tasty Baking Co. (a)                      470            4,291
                                                 -----------------
                                                    17,236,478

AIRLINES 1.5%
------------------------------------------------------------------
Air Methods Corp. (a)*                 18,014          425,130
AirNet Systems, Inc. *                 38,280          132,832
Alaska Air Group, Inc. (a)*           257,500        9,795,300
SkyWest, Inc. (a)                     248,461        6,092,264
                                                 -----------------
                                                    16,445,526

AUTOS 0.4%
------------------------------------------------------------------
Aftermarket Technology Corp.
  (a)*                                165,745        2,943,631
Spartan Motors, Inc.                   10,634          200,238
Strattec Security Corp. *               2,500           95,675
Supreme Industries, Inc., Class
  A (a)                                35,644          235,963
Sypris Solutions, Inc. (a)             93,419          780,049
                                                 -----------------
                                                     4,255,556

BANKS & CREDIT INSTITUTIONS 7.3%
------------------------------------------------------------------
1st Source Corp. (a)                   24,129          712,288
Advanta Corp., Class A                148,677        5,050,558
Advanta Corp., Class B (a)             25,735          949,621
American Community Bancshares,
  Inc.                                  8,100           91,854
Anchor Bancorp Wisconsin, Inc.
  (a)                                  15,921          454,704
Auburn National Bancorporation,
  Inc.                                    100            2,700
BancFirst Corp.                        37,375        1,746,160
Bank of Granite Corp.                     534            9,357
BankUnited Financial Corp.,
  Class A (a)                         281,264        7,332,552
Berkshire Bancorp, Inc.                20,100          321,600
Berkshire Hills Bancorp, Inc.          15,681          558,087

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
Beverly Hills Bancorp, Inc.            41,988          342,622
Blue River Bancshares, Inc.               100              622
BNCCORP, Inc. *                        10,667          129,604
BOE Financial Services of
  Virginia, Inc.                          301            9,384
Britton & Koontz Capital Corp.          5,473          108,940
Brunswick Bancorp *                       760            9,747
Camco Financial Corp.                     540            7,171
Capital Crossing Bank *                26,937          783,867
Cardinal Financial Corp. (a)            6,666           73,059
Carver Bancorp, Inc.                   22,600          376,290
Central Bancorp, Inc.                     320            9,856
Centrue Financial Corp. *              10,100          232,906
CFS Bancorp, Inc. (a)                  24,552          363,124
Codorus Valley Bancorp, Inc.              268            5,253
Community Bank Shares of
  Indiana, Inc.                         1,030           22,969
Community Capital Corp.                 3,588           77,842
Community Central Bank Corp.              100            1,175
Community Financial Corp.               4,350           51,374
Community Shores Bank Corp. *             180            2,241
Community West Bancshares              11,100          174,547
Consumer Portfolio Services,
  Inc. (a)*                            45,762          264,962
Cooperative Bankshares, Inc.              433            7,872
Corus Bankshares, Inc. (a)            344,159        7,695,395
Cowlitz Bancorp *                      36,907          601,953
Credit Acceptance Corp. *               6,518          193,454
Crescent Banking Co.                    1,473           66,285
Delta Financial Corp. (a)             125,440        1,149,030
Desert Community Bank                  39,358          711,986
Dollar Financial Corp. (a)*           112,558        2,456,016
ECB Bancorp, Inc.                       2,089           68,216
Elmira Savings Bank, FSB               11,999          361,530
Exchange National Bancshares,
  Inc.                                  4,080          124,032
Federal Agricultural Mortgage
  Corp., Class C (a)                   34,590          915,597
Fidelity Bancorp, Inc.                     60            1,140
Fidelity Southern Corp.                 9,457          172,732
First Bancorp of Indiana, Inc.          3,391           64,005
First Bancshares, Inc.                 12,121          197,875
First BancTrust Corp.                  12,550          151,855
First Citizens BancShares,
  Inc., Class A                        14,941        2,855,225
First Defiance Financial Corp.          3,262           93,065
First Federal Bancshares of
  Arkansas, Inc.                       14,584          343,089
First Federal Bancshares, Inc.          1,250           24,844
First Federal Bankshares, Inc.          5,999          131,228
First Financial Service Corp.             110            3,297
First Indiana Corp. (a)                 2,191           56,988
First Mariner Bancorp, Inc. *             660           12,837
First Niagra Financial Group,
  Inc. (a)                             11,032          160,847
First Place Financial Corp. (a)        70,703        1,602,130
First Regional Bancorp (a)*            10,200          347,514
First West Virginia Bancorp,
  Inc.                                    330            6,435
FirstFed Financial Corp. (a)*          99,480        5,642,506
FirstMerit Corp. (a)                   53,594        1,241,773
FMS Financial Corp.                       580           12,702
FNB Corp. of North Carolina             7,564          140,917

See the accompanying notes to the financial statements.
                                             Laudus Trust Semiannual Report   49

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
FNB Corp. of Virginia (a)                 700           25,207
Franklin Bank Corp. (a)*               32,842          652,899
Glen Burnie Bancorp                       360            6,217
Great Pee Dee Bancorp, Inc.             1,560           24,570
Greene County Bancshares, Inc.
  (a)                                     120            4,387
GS Financial Corp.                      8,660          159,344
Guaranty Federal Bancshares,
  Inc.                                  3,052           87,440
Habersham Bancorp, Inc.                25,078          610,649
Hanmi Financial Corp. (a)              35,465          695,114
HF Financial Corp.                     25,416          413,010
Hingham Institution for Savings         9,400          359,080
HMN Financial, Inc.                    17,130          595,439
Horizon Bancorp                         6,123          160,392
Integra Bank Corp. (a)                 14,818          374,599
Intervest Bancshares Corp. (a)*        50,500        2,199,780
ITLA Capital Corp.                      7,008          376,750
Lincoln Bancorp                         2,000           37,000
LSB Financial Corp.                     3,882          104,814
Massbank Corp.                         12,262          399,496
Mayflower Co-operative Bank                40              537
Meta Financial Group, Inc. (a)          2,000           49,200
MFB Corp.                               3,400          108,800
MidWestOne Financial Group,
  Inc.                                 22,442          431,896
Municipal Mortgage & Equity,
  L.L.C.                                9,430          267,906
National Mercantile Bancorp *          13,770          170,404
New Hampshire Thrift
  Bancshares, Inc.                     10,030          162,987
North Central Bancshares, Inc.            300           12,263
North Valley Bancorp                   12,220          215,072
Northeast Bancorp                         100            1,955
Northway Financial, Inc.               14,700          496,125
OceanFirst Financial Corp. (a)          1,460           31,317
Ocwen Financial Corp. *                 2,310           34,419
Pacific Capital Bancorp (a)           257,044        6,932,477
Park Bancorp, Inc.                     12,608          428,420
Parkvale Financial Corp.               28,640          917,912
Patriot National Bancorp, Inc.          6,850          164,948
Peoples Bancorp of North
  Carolina                              1,599           43,581
Peoples Bancorp, Inc.                     900           18,045
Peoples BancTrust Co., Inc.            14,700          279,667
Peoples Community Bancorp, Inc.         2,700           51,300
Pinnacle Bancshares, Inc.               1,830           26,718
Premier Financial Bancorp, Inc.         2,300           34,040
Princeton National Bancorp,
  Inc.                                    327           10,791
Provident Community Bancshares,
  Inc.                                    400            7,460
Provident Financial Holdings,
  Inc.                                 40,331        1,215,576
PSB Bancorp, Inc. *                    41,601          663,120
QCR Holdings, Inc. (a)                  8,250          142,312
Renasant Corp. (a)                      8,830          247,858
Republic Bancorp, Inc., Class A            60            1,269
Republic First Bancorp, Inc. *          5,677           75,277
Royal Bancshares of
  Pennsylvania (a)                        200            5,418
South Street Financial Corp.
  (a)                                     393            3,586
Southern Missouri Bancorp, Inc.        12,548          188,345

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
Team Financial, Inc. (a)               16,278          252,146
Teche Holding Co.                       3,900          211,575
TF Financial Corp. (a)                 10,266          314,550
Timberland Bancorp, Inc.               20,500          719,550
United Bancshares, Inc.                11,438          188,613
United Community Financial
  Corp.                                25,781          317,622
United Financial Corp.                  4,608           97,229
United Security Bancshares,
  Inc. (a)                              1,180           32,922
United Western Bancorp, Inc. *          1,280           27,238
Unity Bancorp, Inc.                    19,111          291,634
Wainwright Bank & Trust Co.            52,304          551,284
Washington Banking Co.                 10,496          187,354
Washington Savings Bank, F.S.B.        12,850          120,662
Willow Financial Bancorp, Inc.          2,861           44,803
World Acceptance Corp. (a)*           100,118        4,403,190
Wright Express Corp. (a)*             184,880        4,448,213
WSFS Financial Corp.                   10,204          634,587
WVS Financial Corp. (a)                   252            4,207
                                                 -----------------
                                                    81,465,973

BASIC MINERALS & METALS 3.9%
------------------------------------------------------------------
A.M. Castle & Co. (a)                     940           25,230
Carpenter Technology Corp. (a)          4,500          483,795
Chaparral Steel Co. *                 137,622        4,687,405
CommScope, Inc. (a)*                  177,780        5,841,851
Encore Wire Corp. (a)*                191,132        6,745,048
General Cable Corp. (a)*               49,393        1,887,307
Gibraltar Industries, Inc. (a)          8,247          182,918
L.B. Foster Co., Class A (a)*          57,420          924,462
Mueller Industries, Inc. (a)          228,100        8,022,277
Northwest Pipe Co. *                   43,927        1,317,810
Olympic Steel, Inc. (a)                68,385        1,700,051
OM Group, Inc. (a)*                    67,004        2,944,156
Ryerson Tull, Inc. (a)                209,346        4,582,584
Superior Essex, Inc. (a)*             115,222        3,946,353
Synalloy Corp. *                        1,000           14,195
Universal Stainless & Alloy
  Products, Inc. (a)*                   1,040           23,400
                                                 -----------------
                                                    43,328,842

BIOTECHNOLOGY 0.4%
------------------------------------------------------------------
Digene Corp. (a)*                      81,587        3,520,479
Harvard Bioscience, Inc. *             99,729          448,781
                                                 -----------------
                                                     3,969,260

CHEMICALS & RUBBER 1.9%
------------------------------------------------------------------
A. Schulman, Inc. (a)                 354,582        8,336,223
Arch Chemicals, Inc. (a)              183,504        5,220,689
Bairnco Corp.                          14,680          176,160
Bandag, Inc. (a)                       17,160          704,246
Hercules, Inc. *                      284,410        4,485,146
ICO, Inc. *                             9,709           64,273
Innospec, Inc. (a)                     25,240          749,628
NewMarket Corp. (a)                     1,800          104,688
PolyOne Corp. (a)*                     40,910          340,780
Stepan Co.                             20,000          584,600
Westlake Chemical Corp. (a)             3,690          118,117
                                                 -----------------
                                                    20,884,550

                         See the accompanying notes to the financial statements. 50 Laudus Trust Semiannual Report

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
COMMERCIAL AIRCRAFT & COMPONENTS 0.2%
------------------------------------------------------------------
Ducommun, Inc. *                       11,250          209,925
Ladish Co., Inc. *                      7,372          212,903
Sequa Corp., Class A (a)*              11,030        1,035,276
Triumph Group, Inc. (a)                10,320          437,052
                                                 -----------------
                                                     1,895,156

COMMUNICATIONS UTILITIES 2.5%
------------------------------------------------------------------
Alaska Communications Systems
  Group, Inc. (a)                      57,580          764,086
Atlantic Tele-Network, Inc. (a)        67,050        1,239,084
CT Communications, Inc. (a)           172,300        3,742,356
D&E Communications, Inc.               48,964          617,436
Gilat Satellite Networks Ltd. *        93,717          852,825
Golden Telecom, Inc. (a)              168,629        5,101,027
Knology, Inc. *                         9,461           93,853
RCN Corp. (a)*                        237,319        6,716,128
The Knot, Inc. (a)*                    31,728          702,141
United Online, Inc. (a)               515,555        6,279,460
Vignette Corp. *                      143,386        1,941,446
                                                 -----------------
                                                    28,049,842

CONSTRUCTION & HOMEBUILDING 2.2%
------------------------------------------------------------------
Cavalier Homes, Inc. (a)*             148,330          473,173
Comfort Systems USA, Inc. (a)           1,000           11,460
EMCOR Group, Inc. *                     2,900          159,036
Granite Construction, Inc. (a)        346,300       18,475,105
Insituform Technologies, Inc.,
  Class A (a)*                          9,644          234,156
MasTec, Inc. (a)*                      27,040          299,333
Meadow Valley Corp. *                  21,781          221,295
Perini Corp. *                        227,280        4,745,606
Skyline Corp.                           3,020          115,394
                                                 -----------------
                                                    24,734,558
CONSTRUCTION MATERIALS 0.4%
------------------------------------------------------------------
Ameron International Corp. (a)         52,780        3,506,703
Continental Materials Corp.
  (a)*                                  6,600          172,920
Oil-Dri Corp. of America                8,475          128,396
Patrick Industries, Inc. *             13,544          168,488
Rock of Ages Corp. *                   44,900          205,193
                                                 -----------------
                                                     4,181,700

CONSUMER DURABLES 0.2%
------------------------------------------------------------------
Universal Electronics, Inc.
  (a)*                                110,184        2,093,496

DRUGS & PHARMACEUTICALS 1.2%
------------------------------------------------------------------
Alpharma, Inc., Class A (a)           397,270        9,292,145
E-Z-EM, Inc. *                         72,140        1,138,369
Natural Alternative
  International, Inc. (a)*             11,576          106,383
NBTY, Inc. (a)*                         9,190          268,991
Nutraceutical International
  Corp. *                              16,580          226,483
Perrigo Co.                            23,160          393,025
Polydex Pharmaceuticals Ltd. *          1,552           12,750
Savient Pharmaceuticals, Inc. *           200            1,302

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
Schiff Nutrition International,
  Inc. *                              120,000          835,200
Sciele Pharma, Inc. (a)*               75,747        1,427,074
                                                 -----------------
                                                    13,701,722

ELECTRIC UTILITIES 2.3%
------------------------------------------------------------------
Central Vermont Public Service
  Corp.                                 2,460           54,391
CH Energy Group, Inc. (a)             148,449        7,640,670
Green Mountain Power Corp.             10,350          345,380
UIL Holdings Corp. (a)                229,666        8,612,475
Unisource Energy Corp.                262,613        8,752,891
Unitil Corp.                              200            4,860
Westar Energy, Inc. (a)                 7,420          174,444
                                                 -----------------
                                                    25,585,111

FINANCIAL INVESTMENTS 1.5%
------------------------------------------------------------------
Aaron Rents, Inc. (a)                 147,045        3,379,094
Allis-Chalmers Energy, Inc.
  (a)*                                    740           10,834
Ampal-American Israel Corp.,
  Class A *                               500            2,320
California First National
  Bancorp (a)                          36,431          542,822
Electro Rent Corp. (a)*                39,645          674,361
ePlus, Inc. *                          39,279          382,970
Jackson Hewitt Tax Service,
  Inc.                                283,389        8,504,504
Macrovision Corp. (a)*                  8,370          198,285
PICO Holdings, Inc. (a)*               31,522        1,026,041
Rent-A-Center, Inc. (a)*               10,196          298,641
SRS Labs, Inc. *                       32,260          200,012
The Enstar Group, Inc. (a)*               340           32,484
Universal Compression Holdings,
  Inc. *                               11,150          595,967
UTEK Corp. (a)                          4,850           97,146
Willis Lease Finance Corp. *           77,928          720,055
                                                 -----------------
                                                    16,665,536

FOREST PRODUCTS & PAPER 1.4%
------------------------------------------------------------------
American Woodmark Corp. (a)            48,210        1,624,195
Cenveo, Inc. (a)*                     515,700        9,705,474
CSS Industries, Inc. (a)                3,000           89,160
Lydall, Inc. *                         67,800          603,420
Mod-Pac Corp. *                           529            5,819
Nashua Corp. *                          2,410           16,846
Universal Forest Products, Inc.
  (a)                                  73,717        3,615,819
                                                 -----------------
                                                    15,660,733

FURNITURE & HOUSEHOLD ITEMS 3.7%
------------------------------------------------------------------
A.T. Cross Co., Class A *               1,040            6,614
Acuity Brands, Inc. (a)               100,090        4,544,086
AEP Industries, Inc. *                    655           27,477
Aldila, Inc. (a)                       23,619          364,913
American Biltrite, Inc. *              19,310          193,100
Bassett Furniture Industries,
  Inc.                                103,716        1,684,348
Callaway Golf Co. (a)                 114,380        1,499,522
Channell Commercial Corp. (a)*          3,197            9,815
Chase Corp.                             8,700          155,817
Chromcraft Revington, Inc. *           12,200          120,536
Communications Systems, Inc.           59,900          559,466
Cybex International, Inc. (a)*         71,780          477,337

See the accompanying notes to the financial statements.
                                             Laudus Trust Semiannual Report   51

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
Ethan Allen Interiors, Inc. (a)        40,412        1,400,680
Flexsteel Industries, Inc.             20,710          269,230
Furniture Brands International,
  Inc. (a)                            163,548        3,113,954
GameTech International, Inc.
  (a)*                                  9,999           99,890
Genlyte Group, Inc. (a)*              131,450        9,359,240
Griffon Corp. (a)*                    196,434        4,688,880
Hooker Furniture Corp. (a)             51,935          761,367
JAKKS Pacific, Inc. (a)*              217,760        3,882,661
La-Z-Boy, Inc. (a)                      2,190           30,572
Movado Group, Inc. (a)                175,100        4,451,042
National Presto Industries,
  Inc. (a)                             13,280          733,986
Preformed Line Products Co. (a)           965           34,489
Tredegar Corp. (a)                     10,280          172,087
UFP Technologies, Inc. *                2,350           12,502
West Pharmaceutical Services,
  Inc. (a)                             67,873        2,665,373
                                                 -----------------
                                                    41,318,984

GAS & OTHER PUBLIC UTILITIES 1.0%
------------------------------------------------------------------
American States Water Co. (a)          58,686        2,244,739
Artesian Resources Corp., Class
  A                                     5,285           99,411
California Water Service Group
  (a)                                   8,350          308,366
Casella Waste Systems, Inc.,
  Class A (a)*                         25,609          264,797
Clean Harbors, Inc. (a)*                4,395          191,402
Copano Energy LLC                       2,387          128,397
Delta Natural Gas Co., Inc.               499           12,500
Energy West, Inc.                       1,710           18,810
Florida Public Utilites Co.               600            8,280
Industrial Services of America,
  Inc. (a)*                             3,175           18,383
New Jersey Resources Corp. (a)         50,790        2,503,947
Nicor, Inc. (a)                           300           12,828
Northwest Natural Gas Co. (a)          11,510          452,113
RGC Resources, Inc.                     2,500           64,750
SJW Corp. (a)                          25,000          747,750
The Laclede Group, Inc. (a)            70,990        2,277,359
Waste Industries USA, Inc. (a)         36,869          996,569
WCA Waste Corp. *                     101,770          572,965
                                                 -----------------
                                                    10,923,366

GOVERNMENT AIRCRAFT & DEFENSE 0.1%
------------------------------------------------------------------
Todd Shipyards Corp.                   42,776          772,535

HEALTH CARE & HOSPITAL 1.8%
------------------------------------------------------------------
Almost Family, Inc. *                  18,600          431,706
American Shared Hospital
  Services                             47,400          308,100
Genesis HealthCare Corp. (a)*         185,815        8,850,368
Gentiva Health Services, Inc.
  (a)*                                  3,878           63,754
Hanger Orthopedic Group, Inc. *        74,170          488,039
IntegraMed America, Inc. *             13,236          125,610
Kindred Healthcare, Inc. *             82,170        2,442,914
MEDTOX Scientific, Inc. *               9,202           90,456
National Dentex Corp. *                56,400        1,108,260
National Healthcare Corp. (a)          12,399          666,198
National Home Health Care Corp.        63,292          626,591
NovaMed, Inc. *                       107,576          847,699

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
Pediatric Services of America,
  Inc. (a)*                            45,714          552,682
Res-Care, Inc. *                      158,725        3,188,785
                                                 -----------------
                                                    19,791,162

INFORMATION & SERVICES 6.0%
------------------------------------------------------------------
Ablest, Inc. *                          2,560           16,512
Bioanalytical Systems, Inc. *          10,900           57,334
Carriage Services, Inc. (a)*           42,150          196,419
CBIZ, Inc. (a)*                       506,713        3,699,005
CDI Corp. (a)                         116,700        2,416,857
CPI Corp. (a)                          10,520          510,641
Devcon International Corp. *              870            5,116
Ecology & Environment, Inc.            25,210          257,646
Exponent, Inc. (a)*                   105,200        1,753,684
Forrester Research, Inc. (a)*          28,431          748,020
Franklin Covey Co. *                  189,350        1,039,531
Gartner, Inc. (a)*                     32,131          565,184
ICT Group, Inc. (a)*                   44,667        1,405,670
Kelly Services, Inc., Class A
  (a)                                 223,895        6,136,962
Kendle International, Inc. (a)*       118,021        3,779,032
Kforce, Inc. *                          7,720           92,100
Layne Christensen Co. (a)*             56,162        1,604,548
Mac-Gray Corp. (a)*                    15,240          179,070
Metal Management, Inc. (a)            129,255        3,598,459
Michael Baker Corp. *                  63,380        1,290,417
Monro Muffler Brake, Inc. (a)          99,882        3,396,987
MPS Group, Inc. (a)*                  824,508       12,458,316
National Technical Systems,
  Inc. *                                9,626           64,687
Nobel Learning Communities,
  Inc.                                  4,980           51,294
Parexel International Corp.
  (a)*                                129,759        4,293,725
PDI, Inc. *                            10,280          119,454
RCM Technologies, Inc. (a)*           103,793          526,231
Schnitzer Steel Industries,
  Inc., Class A (a)                   173,546        5,473,641
Security National Financial
  Corp., Class A *                     36,588          156,963
Silverleaf Resorts, Inc. (a)*           1,940            7,411
Sotheby's (a)                          83,260        2,684,302
Spherion Corp. (a)*                   428,483        3,063,653
SRI/Surgical Express, Inc. *            3,322           14,451
Standard Parking Corp. (a)*             1,700           53,346
TeleTech Holdings, Inc. *             332,800        5,201,664
The Geo Group, Inc. *                     820           34,645
Vertrue, Inc. (a)*                      1,104           43,409
Volt Information Sciences, Inc.
  (a)*                                  8,280          294,354
VSE Corp.                               8,441          254,074
Westaff, Inc. *                           100              409
                                                 -----------------
                                                    67,545,223

INSTRUMENTS 5.4%
------------------------------------------------------------------
Aeroflex, Inc. (a)*                    91,590          941,545
Allied Healthcare Products,
  Inc. *                               78,652          412,136
Angeion Corp. (a)*                      2,479           16,609
Armor Holdings, Inc. (a)*             109,660        6,286,808
Arthrocare Corp. (a)*                  28,765        1,347,928
Atrion Corp.                           12,370          960,530
Bio-Rad Laboratories, Inc.,
  Class A *                            30,570        2,162,216

                         See the accompanying notes to the financial statements. 52 Laudus Trust Semiannual Report

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
Bruker BioSciences Corp. (a)*          17,870          125,269
Checkpoint Systems, Inc. *            279,323        4,611,623
Coherent, Inc. (a)*                     4,162          144,255
Datascope Corp. (a)                   145,114        4,856,966
DJ Orthopedics, Inc. (a)*             182,700        7,587,531
Enpath Medical, Inc. *                  4,104           43,995
Escalon Medical Corp. (a)*                395            1,612
Esterline Technologies Corp.
  (a)*                                 84,986        2,869,127
Frequency Electronics, Inc.             1,960           25,421
Hurco Cos., Inc. *                      3,190           76,656
ICU Medical, Inc. (a)*                  3,522          160,181
Illumina, Inc. (a)*                     1,765           58,316
Immucor, Inc. *                         4,950          110,930
Input/Output, Inc. (a)*                79,338          787,826
Integra LifeSciences Holdings
  (a)*                                  3,558          133,354
IntriCon Corp. *                        3,960           19,265
Iridex Corp. (a)*                      30,125          263,594
K-Tron International, Inc. *           25,210        1,593,776
Kewaunee Scientific Corp.              25,868          206,427
LeCroy Corp. *                         54,971          757,500
Lifecell Corp. (a)*                    34,487        1,111,171
Mentor Corp. (a)                       34,370        1,731,904
Meridian Bioscience, Inc. (a)          85,938        2,020,402
Mesa Laboratories, Inc.                 1,700           29,155
Misonix, Inc. (a)*                      8,098           29,882
Molecular Devices Corp. (a)*           26,635          492,481
New Brunswick Scientific Co.,
  Inc. *                               51,549          403,629
O.I. Corp.                             29,264          292,640
Oakley, Inc. (a)                       47,990          818,230
OSI Systems, Inc. (a)*                129,632        2,540,787
Palomar Medical Technologies,
  Inc. (a)*                            77,990        3,291,178
Perceptron, Inc. *                     64,037          549,437
Schmitt Industries, Inc. *              6,508           44,124
Span-America Medical Systems,
  Inc.                                 27,300          374,556
The Spectranetics Corp. (a)*          106,638        1,247,665
Varian, Inc. (a)*                       7,876          361,272
Viasys Healthcare, Inc. *             273,560        7,451,774
Vicon Industries, Inc. *               35,120          115,545
ZEVEX International, Inc. (a)*         39,975          359,375
Zoll Medical Corp. (a)*                13,798          495,210
Zygo Corp. (a)*                         2,996           38,199
                                                 -----------------
                                                    60,360,012

INSURANCE 5.6%
------------------------------------------------------------------
American Equity Investment Life
  Holding Co.                          22,970          281,842
American National Insurance Co.         3,630          420,717
American Physicians Service
  Group, Inc.                          22,300          376,535
American Safety Insurance
  Holdings Ltd. *                      76,900        1,407,270
Argonaut Group, Inc. *                 53,751        1,667,894
Delphi Financial Group, Inc.,
  Class A (a)                         358,125       14,282,025
FBL Financial Group, Inc.,
  Class A (a)                          42,500        1,422,475
FPIC Insurance Group, Inc. (a)*        83,400        3,303,474

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
Great American Financial
  Resources, Inc. (a)                  84,200        1,762,306
Harleysville Group, Inc.               12,251          428,662
Horace Mann Educators Corp. (a)       402,421        7,738,556
Kansas City Life Insurance Co.         38,701        1,762,444
LandAmerica Financial Group,
  Inc. (a)                                469           30,855
Max Re Capital Ltd. (a)               351,323        8,066,376
Meadowbrook Insurance Group,
  Inc. (a)*                            26,950          303,457
Mercer Insurance Group, Inc.           18,157          469,177
Merchants Group, Inc.                  11,410          342,186
National Western Life Insurance
  Co., Class A *                       24,363        5,600,810
NYMAGIC, Inc.                          31,310          992,527
Odyssey Re Holdings Corp. (a)           1,770           59,791
Ohio Casualty Corp.                    50,969        1,318,568
Presidential Life Corp.                73,083        1,634,867
RTW, Inc. (a)*                         41,410          421,140
SCPIE Holdings, Inc. *                  4,300          101,222
Selective Insurance Group, Inc.
  (a)                                  95,013        4,998,634
The Midland Co.                        13,926          603,274
Unico American Corp. *                 50,686          524,600
United America Indemnity Ltd.,
  Class A *                            30,370          682,414
Wesco Financial Corp.                   3,500        1,529,500
                                                 -----------------
                                                    62,533,598

IT HARDWARE 7.6%
------------------------------------------------------------------
Advanced Energy Industries,
  Inc. *                              291,669        4,970,040
American Technical Ceramics
  Corp. *                               2,490           30,627
Amkor Technology, Inc. (a)*           482,351        2,488,931
Amtech Systems, Inc. (a)*              28,500          189,525
Anaren, Inc. (a)*                      21,098          444,535
Arris Group, Inc. (a)*                444,397        5,092,790
Avocent Corp. (a)*                    131,066        3,947,708
Cobra Electronics Corp.                63,985          543,872
Comarco, Inc. *                         5,316           47,312
CTS Corp. (a)                          13,420          184,928
Cymer, Inc. (a)*                      173,461        7,616,673
Digi International, Inc. (a)*          22,100          298,350
DSP Group, Inc. (a)*                  220,449        5,037,260
EMS Technologies, Inc. (a)*           133,302        2,503,412
Espey Manufacturing &
  Electronics Corp.                    21,600          367,200
Exar Corp. (a)*                       277,963        3,694,128
Globecomm Systems, Inc. *              50,780          433,661
Imation Corp. (a)                     262,260       10,529,739
IXYS Corp. (a)*                        35,145          294,867
Kimball International, Inc.,
  Class B (a)                           2,041           39,391
Merix Corp. (a)*                        5,530           53,143
Merrimac Industries, Inc. *            34,300          350,374
Microsemi Corp. (a)*                       25              471
MKS Instruments, Inc. *               245,446        4,985,008
ON Semiconductor Corp. (a)*           420,049        2,469,888
Oplink Communications, Inc. *          10,436          208,511
Orbital Sciences Corp. *               40,870          767,130
Park Electrochemical Corp.             15,413          488,284

See the accompanying notes to the financial statements.
                                             Laudus Trust Semiannual Report   53

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
Performance Technologies, Inc.
  (a)*                                  8,590           58,412
Pericom Semiconductor Corp. *           5,281           51,490
Planar Systems, Inc. (a)*               2,300           26,105
Plexus Corp. (a)*                       5,824          111,821
Powerwave Technologies, Inc.
  (a)*                                 53,540          406,904
Rudolph Technologies, Inc. (a)*        44,470          815,135
Semitool, Inc. (a)*                   144,508        1,494,213
Sigmatron International, Inc.
  (a)*                                  5,983           49,539
Sirenza Microdevices, Inc. (a)*       217,771        1,720,391
SonicWALL, Inc. (a)*                  470,715        5,140,208
Sparton Corp.                           1,050            8,767
Spectrum Control, Inc. *               95,516          897,850
Standard Microsystems Corp. *         106,835        3,036,251
Stratos International, Inc.
  (a)*                                    947            6,553
Sycamore Networks, Inc. (a)*          366,829        1,386,614
Technitrol, Inc.                      308,000        9,193,800
ViaSat, Inc. (a)*                       7,550          189,354
Vodavi Technology, Inc. *               1,912           11,663
White Electronic Designs Corp.
  *                                    44,880          223,054
Zoran Corp. (a)*                      136,996        2,202,896
                                                 -----------------
                                                    85,108,778

LAND & WATER TRANSPORTATION 1.4%
------------------------------------------------------------------
Arkansas Best Corp. (a)                63,564        2,735,159
B & H Ocean Carriers Ltd. *            10,410          164,478
Celadon Group, Inc. (a)*               66,357        1,104,181
EGL, Inc. (a)*                        305,478       11,131,618
Frozen Food Express Industries,
  Inc. (a)*                            12,880           97,759
Hub Group, Inc., Class A (a)*          15,600          355,368
Isramco, Inc. *                        10,725          195,195
Smithway Motor Xpress Corp.,
  Class A *                             1,248           10,346
Werner Enterprises, Inc. (a)              400            7,484
                                                 -----------------
                                                    15,801,588

MAINFRAME & MINICOMPUTERS 0.2%
------------------------------------------------------------------
Omnicell, Inc. (a)*                   113,139        2,024,057

METAL PRODUCTS & MACHINERY 4.3%
------------------------------------------------------------------
Allied Motion Technologies,
  Inc. *                               44,926          215,645
Ampco-Pittsburgh Corp. (a)              1,120           34,642
Bonso Electronic International,
  Inc.                                 51,296          175,432
Chicago Rivet & Machine Co.             5,110          120,673
CompX International, Inc.               6,610          103,050
Eastern Co.                               900           25,200
Electro Scientific Industries,
  Inc. (a)*                               200            4,120
EnPro Industries, Inc. (a)*           209,137        6,286,658
Evans & Sutherland Computer
  Corp. *                              63,701          286,654
Flow International Corp. (a)*          40,885          530,278
Freightcar America, Inc. (a)           50,303        2,666,059
Gerber Scientific, Inc. *             139,800        2,094,204
Hardinge, Inc.                         85,092        1,131,724
International Aluminum Corp.           37,100        1,385,685
Kadant, Inc. (a)*                      48,560        1,192,634
Material Sciences Corp. *               7,310           72,808

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
Middleby Corp. (a)*                    15,339        1,182,023
Newport Corp. (a)*                      4,227           68,900
NN, Inc. (a)                            9,761          115,473
North American Galvanizing &
  Coatings, Inc. *                        200            1,266
P & F Industries, Inc. *                9,350           96,118
Q.E.P. Co., Inc. (a)*                   7,748           50,749
Regal Beloit Corp. (a)                239,960       10,438,260
Robbins & Myers, Inc. (a)              10,550          326,206
Rofin-Sinar Technologies, Inc.
  *                                         2              122
Sauer-Danfoss, Inc. (a)                 2,760           66,185
SL Industries, Inc. *                  35,600          683,520
Standex International Corp. (a)        87,930        2,451,488
TB Wood's Corp.                            60              699
Tech/Ops Sevcon, Inc.                     300            2,076
Technology Research Corp. (a)             470            1,997
Twin Disc, Inc.                        63,000        2,056,320
Varian Semiconductor Equipment
  Associates, Inc. (a)*                38,040        1,396,068
Veeco Instruments, Inc. (a)*          221,878        4,470,842
Velcro Industries N.V. (a)                875           12,394
Woodward Governor Co. (a)             253,722        8,509,836
Xerium Technologies, Inc. (a)           1,660           18,393
                                                 -----------------
                                                    48,274,401

MISCELLANEOUS FINANCE 1.5%
------------------------------------------------------------------
Knight Capital Group, Inc.,
  Class A *                           703,373       12,801,388
Piper Jaffray Cos. (a)*                17,030        1,032,359
SWS Group, Inc. (a)                   123,219        3,066,921
                                                 -----------------
                                                    16,900,668

OIL & COAL RESOURCES 1.5%
------------------------------------------------------------------
Bois d'Arc Energy, Inc. (a)*          105,720        1,617,516
Callon Petroleum Co. (a)*             106,200        1,440,072
Mariner Energy, Inc. (a)*              96,030        1,764,071
Penn Virginia Corp.                     3,040          192,766
Prime-Energy, Inc. (a)*                 6,800          484,704
Swift Energy Co. (a)*                 210,320        8,795,583
Teton Energy Corp. *                   49,550          240,318
W&T Offshore, Inc. (a)                 40,030        1,169,276
Whiting Petroleum Corp. (a)*           18,801          753,920
                                                 -----------------
                                                    16,458,226

OIL DISTRIBUTION 0.5%
------------------------------------------------------------------
Adams Resources & Energy, Inc.
  (a)                                  11,550          402,517
Western Refining, Inc. (a)            229,511        5,333,836
                                                 -----------------
                                                     5,736,353

OIL DRILLING & SERVICES 2.7%
------------------------------------------------------------------
Atwood Oceanics, Inc. (a)*             21,840          982,145
Basic Energy Services, Inc.
  (a)*                                119,820        2,923,608
Dawson Geophysical Co. (a)*            54,968        1,632,550
Dril-Quip, Inc. (a)*                    4,881          330,346
Global Industries Ltd. *              395,791        6,158,508
Lufkin Industries, Inc. (a)            71,246        3,770,338
NATCO Group, Inc., Class A *          153,900        4,432,320
Oceaneering International, Inc.
  *                                        13              400
Oil States International, Inc.
  (a)*                                165,670        4,555,925
Todco (a)*                              2,170           75,082

                         See the accompanying notes to the financial statements. 54 Laudus Trust Semiannual Report

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
Veritas DGC, Inc. (a)*                 61,999        4,080,774
W-H Energy Services, Inc. (a)*         34,100        1,414,127
                                                 -----------------
                                                    30,356,123

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 0.4%
------------------------------------------------------------------
Baldwin Technology Co., Inc.,
  Class A (a)*                         51,430          297,779
Brocade Communications Systems,
  Inc. (a)*                            84,450          596,217
Electronics for Imaging, Inc.
  (a)*                                    919           21,027
Hypercom Corp. *                      403,450        2,735,391
Interphase Corp. *                        400            5,016
Key Tronic Corp. *                     20,670          121,333
Printronix, Inc.                       51,505          687,592
SimpleTech, Inc. (a)*                   6,081           55,398
                                                 -----------------
                                                     4,519,753

PUBLISHING, BROADCASTING & CINEMA 1.0%
------------------------------------------------------------------
Champion Industries, Inc.              20,690          150,002
Consolidated Graphics, Inc. *             620           37,305
Emak Worldwide, Inc. (a)*              11,115           70,025
Media General, Inc., Class A
  (a)                                 201,530        7,601,712
Regent Communications, Inc.
  (a)*                                102,779          389,532
Source Interlink Cos., Inc.
  (a)*                                260,720        2,476,840
Tufco Technologies, Inc. *             17,915          122,359
World Wrestling Entertainment,
  Inc. (a)                                 20              329
                                                 -----------------
                                                    10,848,104

REAL ESTATE DEVELOPMENT 0.5%
------------------------------------------------------------------
AMREP Corp. (a)                        34,825        1,701,898
Avatar Holdings, Inc. (a)*             36,096        2,131,830
ILX Resorts, Inc.                      28,300          258,945
J.W. Mays, Inc. (b)*                   17,100          314,640
Patriot Transportation Holding,
  Inc. (a)*                             3,184          240,583
Resource America, Inc., Class A
  (a)                                   1,400           29,120
Stewart Enterprises, Inc.,
  Class A (a)                          61,542          360,636
Tarragon Corp. (a)                      1,084           11,284
United Capital Corp. (a)*               7,750          206,848
Wellsford Real Properties, Inc.
  *                                    12,200           89,792
                                                 -----------------
                                                     5,345,576

REAL ESTATE INVESTMENT TRUSTS 4.4%
------------------------------------------------------------------
Ashford Hospitality Trust (a)         479,346        5,718,598
Associated Estates Realty Corp.
  (a)                                  20,900          323,323
Commercial Net Lease Realty (a)       118,300        2,555,280
Correctional Properties Trust
  (a)                                  42,450        1,347,787
Eagle Hospitality Properties
  Trust, Inc.                          16,780          156,054
Extra Space Storage, Inc. (a)           7,490          129,652
Gladstone Commercial Corp.              3,560           71,556
Highland Hospitality Corp. (a)        461,320        6,610,716
Innkeepers USA Trust                   28,330          461,496
LaSalle Hotel Properties (a)           63,434        2,749,230
LTC Properties, Inc. (a)              187,670        4,550,997
Mission West Properties, Inc.
  (a)                                 112,530        1,283,967

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
Monmouth Capital Corp.                    930            4,929
National Health Investors, Inc.       250,350        7,092,415
National Health Realty, Inc.
  (a)                                  10,200          203,082
One Liberty Properties, Inc.           17,660          395,584
Presidential Realty Corp.,
  Class B                                 650            4,550
Strategic Hotel & Resorts, Inc.
  (a)                                  46,248          919,410
Sunstone Hotel Investors, Inc.
  (a)                                 332,007        9,867,248
Supertel Hospitality, Inc. (a)          2,695           17,949
Windrose Medical Properties
  Trust (a)                            95,341        1,685,629
Winston Hotels, Inc. (a)               95,531        1,176,942
Winthrop Realty Trust                 264,320        1,704,864
                                                 -----------------
                                                    49,031,258

RESTAURANTS, HOTELS & THEATERS 2.9%
------------------------------------------------------------------
Ark Restaurants Corp.                  29,872          791,011
Avalon Holdings Corp., Class A
  *                                       490            2,695
Benihana, Inc. *                       10,604          306,456
Benihana, Inc., Class A *              42,826        1,241,954
Bob Evans Farms, Inc. (a)             170,939        5,176,033
CBRL Group, Inc. (a)                  102,782        4,155,476
Dover Motorsports, Inc. (a)             6,460           35,013
Frisch's Restaurants, Inc.             27,500          661,100
Interstate Hotels & Resorts,
  Inc. *                              196,260        2,115,683
J. Alexander's Corp.                   28,530          248,211
Jack in the Box, Inc. *                60,920        3,178,806
Lodgian, Inc. *                       191,430        2,542,190
Marcus Corp. (a)                      141,000        3,238,770
Max & Erma's Restaurants, Inc.
  *                                     4,223           35,431
Mexican Restaurants, Inc. (a)*          1,300           13,520
Nathan's Famous, Inc. *                35,277          476,239
Papa John's International, Inc.
  (a)*                                 67,550        2,439,230
Pinnacle Entertainment, Inc.
  (a)*                                 78,650        2,211,638
Red Lion Hotels Corp. *                   570            6,133
Speedway Motorsports, Inc. (a)          3,760          136,902
Star Buffet, Inc.                       8,323           65,502
Vail Resorts, Inc. (a)*                76,200        3,049,524
                                                 -----------------
                                                    32,127,517

RETAIL 5.3%
------------------------------------------------------------------
1-800-FLOWERS.COM, Inc., Class
  A (a)*                              259,953        1,367,353
Big Lots, Inc. (a)*                   240,220        4,758,758
Blair Corp.                            12,840          331,272
Books-A-Million, Inc. (a)              32,610          582,089
Cash America International,
  Inc. (a)                             52,241        2,041,578
Charlotte Russe Holding, Inc. *        17,861          491,892
Charming Shoppes, Inc. (a)*           885,605       12,646,439
Cost-U-Less, Inc. *                    38,049          329,504
EZCORP, Inc., Class A (a)*            107,491        4,157,752
Factory Card & Party Outlet
  Corp. *                               4,445           36,938
First Cash Financial Services,
  Inc. *                                6,010          123,746
Gottschalks, Inc. (a)*                 34,380          309,076
GSI Commerce, Inc. (a)*               123,794        1,837,103
Hastings Entertainment, Inc.
  (a)*                                 63,970          431,798

See the accompanying notes to the financial statements.
                                             Laudus Trust Semiannual Report   55

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
Haverty Furniture Cos., Inc.
  (a)                                 113,134        1,804,487
Insight Enterprises, Inc. *            37,219          767,084
Jennifer Convertibles, Inc. *           8,950           55,132
Lithia Motors, Inc., Class A
  (a)                                 113,698        2,810,615
Longs Drug Stores Corp. (a)           149,950        6,899,199
Nutri/System, Inc. (a)*                   472           29,401
Restoration Hardware, Inc. (a)*        17,390          150,771
Retail Ventures, Inc. (a)*             72,210        1,112,756
REX Stores Corp. *                     49,450          697,245
Rush Enterprises, Inc., Class A
  (a)*                                  7,260          121,097
Rush Enterprises, Inc., Class B
  *                                    12,100          188,639
Shoe Carnival, Inc. *                  15,068          380,015
Smart & Final, Inc. (a)*                9,540          162,848
Spartan Corp.                         168,244        2,843,324
Sport Chalet, Inc., Class A *          61,315          564,098
Sport Chalet, Inc., Class B *           4,499           40,491
Stage Stores, Inc. (a)                257,104        7,543,431
Stein Mart, Inc. (a)                   44,078          670,426
Systemax, Inc. (a)*                    37,588          602,160
The Children's Place Retail
  Stores, Inc. (a)*                       767           49,111
Village Super Market, Inc.,
  Class A (a)                          17,092        1,143,455
Weis Markets, Inc. (a)                 33,900        1,349,220
                                                 -----------------
                                                    59,430,303

SOAPS & COSMETICS 0.1%
------------------------------------------------------------------
Cascade International, Inc.
  (a)(c)(d)*                           39,200               --
CPAC, Inc.                             37,290          247,978
Elizabeth Arden, Inc. (a)*              2,905           46,945
Parlux Fragrances, Inc. (a)*          162,196          825,578
                                                 -----------------
                                                     1,120,501

SOFTWARE 7.4%
------------------------------------------------------------------
Allscripts Healthcare
  Solutions, Inc. (a)*                 54,930        1,233,178
American Software, Inc., Class
  A                                   221,600        1,517,960
Ansoft Corp. (a)*                      62,770        1,563,601
Black Box Corp. (a)                   168,550        6,559,966
Blackbaud, Inc. (a)                   126,835        2,789,102
Captaris, Inc. *                       10,100           59,186
CIBER, Inc. (a)*                       50,190          332,760
Computer Task Group, Inc. (a)*         52,658          209,579
CSP, Inc. *                            19,892          175,050
Edgewater Technology, Inc. *          111,194          633,806
Harris Interactive, Inc. *             96,901          591,096
Imergent, Inc. (a)*                    90,536        1,279,274
Informatica Corp. (a)*                153,552        2,086,772
Inforte Corp. *                        20,031           82,728
Interactive Intelligence, Inc.
  *                                    32,674          377,711
Intergraph Corp. (a)*                  12,534          537,458
JDA Software Group, Inc. (a)*         135,512        2,089,595
Lawson Software, Inc. (a)*          1,003,870        7,278,057
Lightbridge, Inc. (a)*                 79,915          936,604
Manatron, Inc. *                       25,071          174,243
MapInfo Corp. (a)*                     69,984          897,895
Mentor Graphics Corp. (a)*            674,800        9,501,184
Moldflow Corp. *                      116,090        1,382,632
Ness Technologies, Inc. (a)*           21,474          286,678
NetManage, Inc. *                       8,083           40,738

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
NetScout Systems, Inc. (a)*            59,589          386,733
Omtool Ltd. (a)*                          484            1,762
PC-Tel, Inc. *                         78,005          819,052
PDF Solutions, Inc. (a)*               32,629          357,614
Perot Systems Corp., Class A
  (a)*                                715,100        9,861,229
Quality Systems, Inc. (a)*             76,375        2,962,586
Quest Software, Inc. (a)*             246,433        3,519,063
RealNetworks, Inc. (a)*               684,318        7,260,614
Retalix Ltd. (a)*                       2,260           41,132
SPSS, Inc. *                          130,707        3,258,525
Stellent, Inc.                         45,365          491,757
Sybase, Inc. *                        133,820        3,243,797
Sykes Enterprises, Inc. (a)*          306,831        6,244,011
Syntel, Inc.                           12,613          285,684
Technology Solutions Co. *             14,000          118,580
TechTeam Global, Inc. *                71,954          569,156
TheStreet.com, Inc.                     6,700           71,288
TSR, Inc.                              51,100          211,298
Tyler Technologies, Inc. (a)*           1,300           16,809
Versant Corp. *                         2,510           25,828
webMethods, Inc. (a)*                  62,768          480,175
                                                 -----------------
                                                    82,843,546

TEXTILES & APPAREL 3.1%
------------------------------------------------------------------
Albany International Corp.,
  Class A (a)                         224,311        7,137,576
Culp, Inc. (a)*                        38,480          213,564
Cutter & Buck, Inc.                     6,724           65,021
Decorator Industries, Inc. (a)            710            6,205
G-III Apparel Group Ltd. (a)*          10,625          119,106
Guess?, Inc. (a)*                       7,320          355,240
Hallwood Group, Inc. *                  9,990          939,060
Hampshire Group Ltd. *                 68,212          844,465
Interface, Inc., Class A *             21,550          277,564
Lacrosse Footwear, Inc. *               1,188           14,529
Phillips-Van Heusen Corp. (a)         236,120        9,862,732
R.G. Barry Corp. *                      1,120            7,392
Skechers U.S.A., Inc., Class A
  (a)*                                 71,390        1,678,379
Steven Madden Ltd. *                  167,777        6,583,570
Stride Rite Corp. (a)                  46,090          643,416
The Gymboree Corp. (a)*               147,350        6,215,223
Weyco Group, Inc. (a)                   1,673           37,425
                                                 -----------------
                                                    35,000,467

WHOLESALE 2.4%
------------------------------------------------------------------
All American Semiconductor,
  Inc. (a)*                            21,373           64,119
Anixter International, Inc.
  (a)*                                    300           16,941
Applied Industrial
  Technologies, Inc. (a)               16,365          399,306
Brown Shoe Co., Inc.                  285,870       10,245,581
Coast Distribution System, Inc.        28,890          281,100
Delta Apparel, Inc.                    44,760          873,268
First Aviation Services, Inc. *         8,100           28,107
Huttig Building Products, Inc.
  *                                    23,260          128,628
IKON Office Solutions, Inc. (a)       164,810        2,215,046
Industrial Distribution Group,
  Inc. (a)*                            97,800          864,552
Keystone Automotive Industries,
  Inc. (a)*                            69,705        2,650,184

                         See the accompanying notes to the financial statements. 56 Laudus Trust Semiannual Report

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
Lawson Products, Inc. (a)               1,208           50,639
Lenox Group, Inc. (a)*                 77,850          470,993
LKQ Corp. (a)*                         19,167          421,099
Man Sang Holdings, Inc. *                 200              820
NACCO Industries, Inc., Class A        48,220        6,553,580
Nu Horizons Electronics Corp.
  (a)*                                 46,830          596,614
TESSCO Technologies, Inc. *            29,214          860,644
Traffix, Inc.                           1,160            6,078
UAP Holding Corp. (a)                   8,000          170,960
Valley National Gases, Inc. (a)        13,600          339,592
Watsco, Inc., Class B                   2,340          107,851
                                                 -----------------
                                                    27,345,702
                                                 -----------------
TOTAL COMMON STOCK (COST $899,105,357)           1,111,671,840
                                                 -----------------
SECURITY RATE,                    FACE AMOUNT        VALUE
MATURITY DATE                         ($)             ($)
SHORT-TERM INVESTMENTS 0.3% OF NET ASSETS

REPURCHASE AGREEMENT 0.3%
------------------------------------------------------------------
Fixed Income Clearing Corp.
  dated 09/29/06, due 10/02/06
  at 4.8%, with a maturity
  value of $3,876,550 (fully
  collateralized by Federal
  National Mortgage Association
  with a value of $3,957,094.)      3,875,000        3,875,000
                                                 -----------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $3,875,000)                                  3,875,000
------------------------------------------------------------------
END OF INVESTMENTS.

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)

COLLATERAL INVESTED FOR SECURITIES ON LOAN 8.8% OF NET ASSETS
State Street Navigator Security
  Lending Prime Portfolio          97,855,221       97,855,221
                                                    --------------
TOTAL COLLATERAL INVESTED FOR SECURITIES ON
  LOAN (COST $97,855,221)                           97,855,221
------------------------------------------------------------------
END OF COLLATERAL INVESTED FOR SECURITIES ON LOAN.

At September 30, 2006 the tax basis cost of the fund's investments was $904,544,482 and the unrealized gains and losses were $239,471,092 and ($28,468,734), respectively, with a net unrealized appreciation of $211,002,358.

*  Non-income producing security.

(a) All or a portion of this security is on loan.

(b) Illiquid security.

(c) Bankrupt security/delisted.

(d) Fair-valued by Management.

See the accompanying notes to the financial statements.
                                             Laudus Trust Semiannual Report   57

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND

PORTFOLIO HOLDINGS as of September 30, 2006, (Unaudited)

                                          COST           VALUE
HOLDINGS BY CATEGORY                       ($)            ($)
-----------------------------------------------------------------
 98.3%     COMMON STOCK                105,963,202    113,748,700
  0.8%     SHORT-TERM INVESTMENTS          967,000        967,000
-----------------------------------------------------------------
 99.1%     TOTAL INVESTMENTS           106,930,202    114,715,700
  0.9%     OTHER ASSETS AND
           LIABILITIES                                  1,064,974
-----------------------------------------------------------------
100.0%     NET ASSETS                                 115,780,674

                                     NUMBER          VALUE
SECURITY                            OF SHARES         ($)
COMMON STOCK 98.3% OF NET ASSETS

AUSTRALIA 4.8%
-----------------------------------------------------------------

AGRICULTURE, FOOD &
  BEVERAGE 0.1%
ABB Grain Ltd.                        11,800           58,810
Futuris Corp., Ltd.                   20,200           30,508
                                                  ---------------
                                                       89,318

AIRLINES 0.1%
Qantas Airways Ltd.                   50,100          146,046

BANKS & CREDIT INSTITUTIONS 1.9%
Australia and New Zealand
  Banking Group Ltd.                  24,600          491,659
Commonwealth Bank of Australia        21,600          736,031
National Australia Bank Ltd.          26,100          712,934
Westpac Banking Corp.                 16,600          280,749
                                                  ---------------
                                                    2,221,373

BASIC MINERALS & METALS 0.9%
BHP Billiton Ltd.                     20,500          388,608
Perilya Ltd.                           7,600           16,255
Rio Tinto Ltd.                         7,800          406,700
Smorgon Steel Group Ltd.              22,680           28,123
Straits Resources Ltd.                 8,200           24,423
Zinifex Ltd.                          20,600          180,008
                                                  ---------------
                                                    1,044,117

BEER, LIQUOR, & TOBACCO 0.1%
Lion Nathan Ltd.                      22,400          135,128

CELLULAR & WIRELESS 0.2%
Telstra Corp., Ltd.                   81,700          225,567

CONSTRUCTION & HOMEBUILDING 0.1%
Leighton Holdings Ltd.                 9,600          138,257
Sunland Group Ltd.                    21,800           38,449
                                                  ---------------
                                                      176,706

DRUGS & PHARMACEUTICALS 0.0%
Mayne Pharma Ltd. *                    4,870           15,578

FINANCIAL INVESTMENTS 0.0%
City Pacific Ltd.                      6,500           22,487

FOREST PRODUCTS & PAPER 0.3%
Amcor Ltd.                            36,400          201,582
PaperlinX Ltd.                        41,000          117,556
                                                  ---------------
                                                      319,138

                                     NUMBER          VALUE
SECURITY                            OF SHARES         ($)

HEALTH CARE & HOSPITAL 0.0%
DCA Group Ltd.                         2,500            6,387

INSURANCE 0.2%
Insurance Australia Group Ltd.        15,300           60,153
Promina Group Ltd.                    29,200          128,997
                                                  ---------------
                                                      189,150

OIL & COAL RESOURCES 0.2%
New Hope Corp., Ltd.                  33,494           34,128
Santos Ltd.                           23,400          194,732
                                                  ---------------
                                                      228,860

OIL DISTRIBUTION 0.1%
Caltex Australia Ltd.                  6,000          106,877

REAL ESTATE DEVELOPMENT 0.1%
Lend Lease Corp., Ltd.                 5,796           69,099

RESTAURANTS, HOTELS &
  THEATERS 0.1%
Amalgamated Holdings Ltd.              2,575            9,151
TABCORP Holdings Ltd.                 13,100          152,675
                                                  ---------------
                                                      161,826

RETAIL 0.3%
David Jones Ltd.                       3,900           10,117
Symbion Health Ltd.                    2,247            5,711
Woolworths Ltd.                       20,300          306,374
                                                  ---------------
                                                      322,202

WHOLESALE 0.1%
Sims Group Ltd.                        6,800          104,786
                                                  ---------------
                                                    5,584,645

AUSTRIA 0.1%
-----------------------------------------------------------------

BASIC MINERALS & METALS 0.1%
Boehler-Uddeholm AG                      164            9,231
Voestalpine AG                         1,212           50,106
                                                  ---------------
                                                       59,337

FOREST PRODUCTS & PAPER 0.0%
Mayr-Melnhof Karton AG                   103           17,686

REAL ESTATE DEVELOPMENT 0.0%
Immofinanz Immobilien Anlagen AG
  *                                    2,700           32,551
                                                  ---------------
                                                      109,574

BELGIUM 2.0%
-----------------------------------------------------------------

BANKS & CREDIT INSTITUTIONS 1.3%
Fortis                                36,400        1,476,391

CHEMICALS & RUBBER 0.2%
Solvay SA                              1,724          222,982

FINANCIAL INVESTMENTS 0.1%
Compagnie Nationale a
  Portefeuille (CNP)/Nationale
  Portefeuille Maatschappij
  (NPM)                                  200           69,666

                         See the accompanying notes to the financial statements. 58 Laudus Trust Semiannual Report

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND

                                     NUMBER          VALUE
SECURITY                            OF SHARES         ($)
INSTRUMENTS 0.1%
Agfa Gevaert N.V.                      8,000          189,618

RETAIL 0.3%
Delhaize Group                         4,800          403,234
                                                  ---------------
                                                    2,361,891

CHINA 0.1%
-----------------------------------------------------------------

IT HARDWARE 0.0%
Foxconn International Holdings
  Ltd. *                              15,000           46,137

MISCELLANEOUS FINANCE 0.1%
BOC Hong Kong (Holdings) Ltd.         32,000           71,843
                                                  ---------------
                                                      117,980

DENMARK 1.0%
-----------------------------------------------------------------

BANKS & CREDIT INSTITUTIONS 0.6%
Danske Bank A/S                       18,000          707,536

BEER, LIQUOR, & TOBACCO 0.2%
Carlsberg A/S                          2,418          203,229

INSURANCE 0.2%
Codan A/S (The Codan Group)            3,300          234,210
                                                  ---------------
                                                    1,144,975

FINLAND 1.8%
-----------------------------------------------------------------

AIRLINES 0.0%
Finnair Oyj                            1,001           16,353

BASIC MINERALS & METALS 0.1%
Rautaruukki Oyj                        2,387           68,471

CHEMICALS & RUBBER 0.2%
Kemira Oyj                             8,967          167,170

FOREST PRODUCTS & PAPER 0.4%
UPM-Kymmene Oyj                       21,692          514,243

IT HARDWARE 1.1%
Elcoteq Network Corp., Class A         1,600           22,268
Nokia Oyj                             63,722        1,255,248
                                                  ---------------
                                                    1,277,516
                                                  ---------------
                                                    2,043,753

FRANCE 9.6%
-----------------------------------------------------------------

AIRLINES 0.2%
Air France-KLM                         5,679          170,882

AUTOS 0.5%
PSA Peugeot Citroen                    9,600          541,244
Societe Fonciere Financiere et
  de Participations (FFP)                270           58,510
                                                  ---------------
                                                      599,754

                                     NUMBER          VALUE
SECURITY                            OF SHARES         ($)

BANKS & CREDIT INSTITUTIONS 1.2%
BNP Paribas                           11,800        1,268,093
Societe Generale                       1,000          158,872
                                                  ---------------
                                                    1,426,965

BASIC MINERALS & METALS 0.0%
Nexans S.A.                              280           24,356

CELLULAR & WIRELESS 1.1%
Vivendi                               36,000        1,296,514

CHEMICALS & RUBBER 0.3%
Compagnie Generale des
  Etablissements Michelin, Class
  B                                    5,080          372,222

COMMUNICATIONS UTILITIES 0.6%
France Telecom SA                     28,800          662,386

CONSTRUCTION MATERIALS 0.5%
Ciments Francais                         519           82,055
Compagnie de Saint-Gobain              7,400          536,489
                                                  ---------------
                                                      618,544

CONSUMER DURABLES 0.0%
Bacou-Dalloz                             119           13,944

DRUGS & PHARMACEUTICALS 1.4%
Sanofi-Aventis                        18,566        1,650,600

GAS & OTHER PUBLIC
  UTILITIES 0.4%
Gaz de France SA                      12,500          497,158

INFORMATION & SERVICES 0.2%
Compagnie Generale de
  Geophysique S.A. (CGG) *             1,300          199,889

INSURANCE 0.3%
CNP Assurances                         3,456          334,894

INTEGRATED OIL COMPANIES 0.5%
Total SA                               8,700          570,635

IT HARDWARE 0.6%
Alcatel SA                            32,000          390,264
STMicroelectronics N.V.               15,000          259,250
                                                  ---------------
                                                      649,514

METAL PRODUCTS & MACHINERY 0.1%
Valeo SA                               3,200          113,929

MISCELLANEOUS FINANCE 0.7%
Credit Agricole S.A.                  12,800          561,222
Natexis Banques Populaires               630          174,346
                                                  ---------------
                                                      735,568

OIL DISTRIBUTION 0.0%
Esso S.A.F.                               40            8,999

See the accompanying notes to the financial statements.
                                             Laudus Trust Semiannual Report   59

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND

PORTFOLIO HOLDINGS continued

                                     NUMBER          VALUE
SECURITY                            OF SHARES         ($)
RESTAURANTS, HOTELS &
  THEATERS 0.3%
Pierre & Vacances                        800           90,575
Sodexho Alliance SA                    4,800          265,561
                                                  ---------------
                                                      356,136

SOFTWARE 0.2%
Atos Origin SA *                       3,000          164,981
Cap Gemini SA                            900           47,633
                                                  ---------------
                                                      212,614

TEXTILES & APPAREL 0.5%
Christian Dior SA                      5,400          561,040
                                                  ---------------
                                                   11,076,543

GERMANY 7.9%
-----------------------------------------------------------------
AUTOS 1.0%
DaimlerChrysler AG                    23,400        1,166,837

BASIC MINERALS & METALS 0.2%
Norddeutsche Affinerie AG              1,211           29,106
ThyssenKrupp AG                        4,900          164,591
                                                  ---------------
                                                      193,697

CHEMICALS & RUBBER 1.8%
BASF AG                                5,000          399,784
Bayer AG                              26,996        1,375,050
Lanxess *                              6,000          257,200
                                                  ---------------
                                                    2,032,034

COMMUNICATIONS UTILITIES 0.0%
Mobilcom AG *                          1,884           43,683

DRUGS & PHARMACEUTICALS 0.2%
Merck KGaA                             2,241          237,309

ELECTRIC UTILITIES 1.0%
E.ON AG                                9,846        1,167,629

GOVERNMENT AIRCRAFT &
  DEFENSE 0.1%
Rheinmetall AG                         1,545          112,223

INSTRUMENTS 0.1%
Fresenius AG                             600          104,946

INSURANCE 1.2%
Allianz AG                             8,000        1,381,439

IT HARDWARE 0.3%
Infineon Technologies AG *            25,500          301,914

METAL PRODUCTS & MACHINERY 0.6%
Siemens AG                             8,400          730,899

MISCELLANEOUS FINANCE 1.3%
Deutsche Bank AG                      12,500        1,503,281

PHOTO-OPTICAL, MICROS & OFFICE
  MACHINERY 0.1%
Heidelberger Druckmaschinen AG         2,400           98,769

                                     NUMBER          VALUE
SECURITY                            OF SHARES         ($)

WHOLESALE 0.0%
GEA Group AG                             565           10,161
                                                  ---------------
                                                    9,084,821

GREECE 0.3%
-----------------------------------------------------------------

AGRICULTURE, FOOD &
  BEVERAGE 0.3%
Coca Cola Hellenic Bottling Co.,
  S.A.                                 8,400          289,096

BANKS & CREDIT INSTITUTIONS 0.0%
Bank of Greece                           479           56,762

RESTAURANTS, HOTELS &
  THEATERS 0.0%
OPAP S.A.                                479           16,119
                                                  ---------------
                                                      361,977

HONG KONG 1.8%
-----------------------------------------------------------------

AIRLINES 0.1%
Cathay Pacific Airways Ltd.           75,000          153,532

BANKS & CREDIT INSTITUTIONS 0.2%
Hang Seng Bank Ltd.                   15,600          197,166

ELECTRIC UTILITIES 0.3%
CLP Holdings Ltd.                     54,500          329,993

IT HARDWARE 0.1%
Vtech Holdings Ltd.                   19,000           97,416

LAND & WATER TRANSPORTATION 0.0%
Transport International Holdings
  Ltd.                                 1,600            7,892

MISCELLANEOUS FINANCE 0.2%
Guoco Group Ltd.                      10,000          127,653
Jardine Strategic Holdings Ltd.       11,000          125,152
                                                  ---------------
                                                      252,805

PUBLISHING, BROADCASTING &
  CINEMA 0.0%
eSun Holdings Ltd. *                  24,000           23,728

REAL ESTATE DEVELOPMENT 0.9%
Cheung Kong (Holdings) Ltd.           31,000          332,461
Hang Lung Group Ltd.                  27,000           69,443
Hang Lung Properties Ltd.             78,000          166,440
Henderson Investment Ltd.             10,909           19,695
Hopewell Holdings Ltd.                35,000           99,672
Hopson Development Holdings Ltd.      36,000           72,610
Kerry Properties Ltd.                 23,500           85,936
Swire Pacific Ltd.                     2,500           26,098
Wheelock & Co., Ltd.                  61,000          106,628
Wheelock Properties Ltd.               5,000            3,835
                                                  ---------------
                                                      982,818

SOFTWARE 0.0%
Tencent Holdings Ltd.                 12,000           27,588

                         See the accompanying notes to the financial statements. 60 Laudus Trust Semiannual Report

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND

                                     NUMBER          VALUE
SECURITY                            OF SHARES         ($)
WHOLESALE 0.0%
Yue Yuen Industrial (Holdings)
  Ltd.                                14,500           45,012
                                                  ---------------
                                                    2,117,950

IRELAND 0.2%
-----------------------------------------------------------------

AGRICULTURE, FOOD &
  BEVERAGE 0.1%
Kerry Group plc                        2,342           55,189

BANKS & CREDIT INSTITUTIONS 0.0%
Allied Irish Banks plc (AIB)             369            9,824

OIL & COAL RESOURCES 0.0%
Dragon Oil plc *                       2,322            6,699

PUBLISHING, BROADCASTING &
  CINEMA 0.0%
Independent News & Media plc          15,109           45,359

WHOLESALE 0.1%
DCC plc                                5,374          134,529
                                                  ---------------
                                                      251,600

ITALY 3.9%
-----------------------------------------------------------------

AIRLINES 0.1%
Alitalia SpA *                       108,000          111,035

AUTOS 0.4%
Fiat S.p.A. *                         31,327          499,011

BANKS & CREDIT INSTITUTIONS 1.6%
Banca Intesa S.p.A.                  105,000          690,377
Banca Popolare di Milano Scarl
  (BPM)                               27,231          359,932
Banche Popolari Unite Scpa            11,200          301,451
SanPaolo IMI S.p.A.                   13,047          275,824
UniCredito Italiano S.p.A.            24,000          199,174
                                                  ---------------
                                                    1,826,758

COMMUNICATIONS UTILITIES 0.1%
Telecom Italia S.p.A.                 30,000           85,071

CONSTRUCTION MATERIALS 0.3%
Caltagirone S.p.A.                    11,106          117,376
Italcementi S.p.A.                     7,252          183,690
Italmobiliare S.p.A.                     743           66,139
                                                  ---------------
                                                      367,205

ELECTRIC UTILITIES 0.0%
C.I.R. S.p.A. -- Compagnie
  Industriali Riunite                  3,549           10,538

GOVERNMENT AIRCRAFT &
  DEFENSE 0.4%
Finmeccanica S.p.A.                   19,200          428,797

INSURANCE 0.0%
Fondiaria-Sai S.p.A.                      56            2,455

INTEGRATED OIL COMPANIES 0.6%
Eni S.p.A.                            24,500          727,977

                                     NUMBER          VALUE
SECURITY                            OF SHARES         ($)

METAL PRODUCTS & MACHINERY 0.1%
Danieli & Co. S.p.A.                   4,353           44,525

OIL DISTRIBUTION 0.1%
ERG S.p.A.                             7,910          157,904

PUBLISHING, BROADCASTING &
  CINEMA 0.2%
Mondadori (Arnoldo) Editore
  S.p.A.                              22,000          203,682
                                                  ---------------
                                                    4,464,958

JAPAN 23.1%
-----------------------------------------------------------------

AGRICULTURE, FOOD &
  BEVERAGE 0.0%
Coca-Cola West Holdings Co.,
  Ltd.                                   702           14,040
Mikuni Coca-Cola Bottling Co.,
  Ltd.                                 1,700           17,954
                                                  ---------------
                                                       31,994

AIRLINES 0.1%
Japan Airlines Corp. *                39,000           76,242

AUTOS 2.0%
Fuji Heavy Industries Ltd.            40,000          228,085
Futaba Industrial Co., Ltd.            1,500           32,408
HI-LEX Corp.                             400            5,449
Honda Motor Co., Ltd.                 15,500          520,913
Kanto Auto Works Ltd.                  3,700           43,801
Mitsuba Corp.                          3,000           23,420
Nissan Shatai Co., Ltd.                9,000           48,678
Topre Corp.                            2,600           23,436
Toyota Auto Body Co., Ltd              5,700           99,167
Toyota Motor Corp.                    22,800        1,240,701
                                                  ---------------
                                                    2,266,058

BANKS & CREDIT INSTITUTIONS 1.6%
Acom Co., Ltd.                         3,010          128,351
The Hachijuni Bank Ltd.                8,000           57,988
Daishi Bank Ltd.                      10,000           43,486
Kagoshima Bank Ltd.                    2,000           14,693
Mizuho Financial Group, Inc.              74          574,556
Orient Corp.                          43,000          111,087
San-in Godo Bank Ltd.                  3,000           27,449
Sanyo Shinpan Finance Co., Ltd.        1,960           78,273
Shiga Bank Ltd.                        5,000           31,814
Shinki Co., Ltd.                       3,000           16,502
Sumitomo Mitsui Financial Group,
  Inc.                                    45          472,539
Takefuji Corp.                         2,330          106,984
The Sumitomo Trust & Banking
  Co., Ltd.                           17,000          178,312
                                                  ---------------
                                                    1,842,034

BASIC MINERALS & METALS 1.6%
JFE Holdings, Inc.                    10,900          427,544
Kobe Steel Ltd.                      117,000          367,680
Maruichi Steel Tube Ltd.               3,900           92,606
Nakayama Steel Works Ltd.              5,000           17,080

See the accompanying notes to the financial statements.
                                             Laudus Trust Semiannual Report   61

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND

PORTFOLIO HOLDINGS continued

                                     NUMBER          VALUE
SECURITY                            OF SHARES         ($)
Nippon Steel Corp.                   118,000          485,777
Nisshin Steel Co., Ltd.               43,000          127,464
Osaka Steel Co., Ltd.                  1,700           29,097
Sumitomo Electric Industries
  Ltd.                                 3,100           41,927
Sumitomo Metal Mining Co., Ltd.       14,000          183,842
Tokyo Steel Manufacturing Co.,
  Ltd.                                   700           11,016
Yodogawa Steel Works Ltd.              8,000           38,341
                                                  ---------------
                                                    1,822,374

BEER, LIQUOR, & TOBACCO 1.0%
Asahi Breweries Ltd.                  22,600          329,407
Japan Tobacco, Inc.                      103          400,929
Kirin Brewery Co., Ltd.               28,000          374,075
                                                  ---------------
                                                    1,104,411

CELLULAR & WIRELESS 0.7%
KDDI Corp.                                98          611,762
NTT DoCoMo, Inc.                         131          201,817
                                                  ---------------
                                                      813,579

CHEMICALS & RUBBER 0.9%
Dainippon Ink & Chemicals, Inc.       47,000          171,346
Mitsubishi Chemical Holdings
  Corp.                               48,000          300,671
Mitsui Chemicals, Inc.                14,000          100,835
Sakai Chemical Industry Co.,
  Ltd.                                 3,000           15,228
Teijin Ltd.                           51,000          275,084
Toagosei Co., Ltd.                    14,000           55,921
Tosoh Corp.                           36,000          145,964
                                                  ---------------
                                                    1,065,049

COMMUNICATIONS UTILITIES 0.6%
Nippon Telegraph & Telephone
  Corp. (NTT)                            150          733,318

CONSTRUCTION & HOMEBUILDING 0.1%
Maeda Corp.                            3,000           13,106
Nippo Corp.                            7,000           57,000
Yurtec Corp.                           2,000            9,300
                                                  ---------------
                                                       79,406
CONSTRUCTION MATERIALS 0.0%
Maeda Road Construction Co.,
  Ltd.                                 3,000           21,735

CONSUMER DURABLES 0.8%
Matsushita Electric Industrial
  Co., Ltd.                           44,000          930,444

DRUGS & PHARMACEUTICALS 1.2%
Astellas Pharma, Inc.                 13,600          547,530
Cawachi Ltd.                             900           27,278
Daiichi Sankyo Co., Ltd.              13,500          382,367
Kaken Pharmaceutical Co., Ltd.         5,000           34,053
Kyowa Hakko Kogyo Co., Ltd.           24,000          168,944
Nippon Shinyaku Co., Ltd.              3,000           24,454
Ono Pharmaceutical Co., Ltd.           1,300           58,017
Taisho Pharmaceutical Co., Ltd.        9,000          172,314
Torii Pharmaceutical Co., Ltd.         1,200           22,074
                                                  ---------------
                                                    1,437,031

                                     NUMBER          VALUE
SECURITY                            OF SHARES         ($)

ELECTRIC UTILITIES 1.0%
Kyushu Electric Power Co., Inc.       13,400          316,603
The Tokyo Electric Power Co.,
  Inc.                                29,800          858,029
                                                  ---------------
                                                    1,174,632

FINANCIAL INVESTMENTS 1.3%
Mitsubishi UFJ Financial Group,
  Inc.                                   120        1,544,127

FURNITURE & HOUSEHOLD ITEMS 0.5%
Citizen Watch Co., Ltd.               23,300          191,640
NIFCO, Inc.                            1,500           32,554
Sankyo Co., Ltd.                       5,000          266,983
Sumitomo Bakelite Co., Ltd.           14,000          105,891
                                                  ---------------
                                                      597,068

GAS & OTHER PUBLIC
  UTILITIES 0.3%
Osaka Gas Co., Ltd.                   93,000          324,521

INFORMATION & SERVICES 0.0%
AUTOBACS SEVEN Co., Ltd.                 300           11,289
TKC Corp.                                700           13,307
                                                  ---------------
                                                       24,596

INSTRUMENTS 0.0%
Hitachi Medical Corp.                  2,000           21,307

INSURANCE 0.5%
Millea Holdings, Inc.                     17          309,060
Mitsui Sumitomo Insurance Co.,
  Ltd.                                15,000          187,851
Sompo Japan Insurance, Inc.            2,000           26,223
                                                  ---------------
                                                      523,134

IT HARDWARE 0.6%
Alps Electric Co., Ltd.               10,900          114,064
Brother Industries Ltd.               12,000          150,959
Sanyo Electric Co., Ltd. *            34,000           69,079
Sumitomo Wiring Systems Ltd            3,000           56,307
Toshiba Corp.                         41,000          266,040
Toshiba Tec Corp.                     12,000           56,027
                                                  ---------------
                                                      712,476

LAND & WATER TRANSPORTATION 0.4%
Nippon Konpo Unyu Soko Co., Ltd.       4,000           51,973
Seino Holdings Co., Ltd.              12,000          141,172
West Japan Railway Co.                    75          320,438
                                                  ---------------
                                                      513,583

METAL PRODUCTS & MACHINERY 1.2%
Amada Co., Ltd.                        2,000           20,108
Ebara Corp.                           26,000           94,323
Fuji Electric Holdings Co., Ltd.      10,000           51,632
Fuji Machine Manufacturing Co.,
  Ltd                                  2,400           46,098
Heiwa Corp.                            2,200           28,611
Hitachi Construction Machinery
  Co., Ltd.                            2,300           51,522
Hitachi Ltd.                          98,000          570,760

                         See the accompanying notes to the financial statements. 62 Laudus Trust Semiannual Report

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND

                                     NUMBER          VALUE
SECURITY                            OF SHARES         ($)
Ishikawajima-Harima Heavy
  industries Co., Ltd.                14,000           42,847
Mitsubishi Heavy Industries Ltd.      97,000          401,826
Sekisui Jushi Corp.                    3,000           20,910
Toyo Seikan Kaisha Ltd.                3,000           57,458
                                                  ---------------
                                                    1,386,095

MISCELLANEOUS FINANCE 1.3%
Daiwa Securities Group, Inc.          38,000          444,572
Mitsubishi UFJ Securities Co.,
  Ltd.                                11,000          138,199
Nikko Cordial Corp.                   25,500          296,361
Okasan Holdings, Inc.                 11,000           97,048
Shinko Securities Co., Ltd.           45,000          178,526
Shinsei Bank Ltd.                     55,000          335,668
                                                  ---------------
                                                    1,490,374

OIL & COAL RESOURCES 0.1%
INPEX Holdings, Inc. *                    22          175,025

OIL DISTRIBUTION 0.4%
Cosmo Oil Co., Ltd.                   29,000          119,864
Nippon Mining Holdings, Inc.          43,000          304,739
                                                  ---------------
                                                      424,603

PHOTO-OPTICAL, MICROS & OFFICE
  MACHINERY 2.4%
Canon, Inc.                           21,050        1,100,060
Eizo Nanao Corp.                         800           20,652
Fuji Photo Film Co., Ltd.             14,000          510,474
Konica Minolta Holdings, Inc. *       28,000          375,420
NEC Corp.                             61,000          334,215
Ricoh Co., Ltd.                       20,000          397,972
                                                  ---------------
                                                    2,738,793

PUBLISHING, BROADCASTING &
  CINEMA 0.6%
Dai Nippon Printing Co., Ltd.         22,000          339,418
Toppan Printing Co., Ltd.             29,000          321,345
                                                  ---------------
                                                      660,763

REAL ESTATE DEVELOPMENT 0.4%
Hankyu Hanshin Holdings, Inc.         48,000          300,256
Tokyu Land Corp.                      14,000          132,888
Towa Real Estate Development
  Co., Ltd. *                          1,500            8,472
                                                  ---------------
                                                      441,616

RESTAURANTS, HOTELS &
  THEATERS 0.0%
Tokyo Dome Corp.                      10,000           50,326

RETAIL 0.4%
Aichi Toyota Motor Co., Ltd.           2,000           35,701
Aoki International Co., Ltd.           2,000           34,463
Aoyama Trading Co., Ltd.               4,100          131,161
Daiichikosho Co., Ltd.                 2,800           33,895
Hankyu Department Stores, Inc.         9,000           76,105
Uny Co., Ltd.                         12,000          159,586
Valor Co., Ltd.                        1,200           20,819
                                                  ---------------
                                                      491,730

                                     NUMBER          VALUE
SECURITY                            OF SHARES         ($)

SOAPS & COSMETICS 0.1%
KOSE Corp.                             2,900           93,604

SOFTWARE 0.4%
Fujitsu Business Systems Ltd.            200            3,177
Fujitsu Ltd.                          53,000          437,276
                                                  ---------------
                                                      440,453

TEXTILES & APPAREL 0.2%
Japan Wool Textile Co., Ltd.           3,000           25,279
Kurabo Industries Ltd.                 9,000           24,441
ONWARD KASHIYAMA Co., Ltd.             8,000          115,142
Sazaby, Inc.                             500           14,478
Tokyo Style Co., Ltd.                  1,000           12,050
                                                  ---------------
                                                      191,390

WHOLESALE 0.4%
Itochu Corp.                          46,000          356,918
Kamei Corp.                            2,000           14,314
Ryosan Co., Ltd.                       1,900           48,710
Sojitz Corp. *                        24,700           80,420
Trusco Nakayama Corp.                    300            5,698
                                                  ---------------
                                                      506,060
                                                  ---------------
                                                   26,749,951

NETHERLANDS 2.1%
-----------------------------------------------------------------

AGRICULTURE, FOOD &
  BEVERAGE 1.1%
Unilever NV                           53,200        1,307,913

BANKS & CREDIT INSTITUTIONS 0.4%
ABN AMRO Holding N.V.                  8,085          235,743
ING Groep N.V.                         6,000          263,678
                                                  ---------------
                                                      499,421

BASIC MINERALS & METALS 0.1%
Mittal Steel Co. N.V.                  1,750           61,114

FURNITURE & HOUSEHOLD ITEMS 0.0%
Hunter Douglas N.V.                      135            9,467

INFORMATION & SERVICES 0.1%
Koninklijke (Royal) Philips
  Electronics N.V.                     3,600          126,004

OIL & COAL RESOURCES 0.4%
Koninklijke DSM N.V.                  10,400          456,054

WHOLESALE 0.0%
Univar N.V.                              316           13,236
                                                  ---------------
                                                    2,473,209

NEW ZEALAND 0.0%
-----------------------------------------------------------------

LAND & WATER TRANSPORTATION 0.0%
Mainfreight Ltd.                       6,641           28,382

See the accompanying notes to the financial statements.
                                             Laudus Trust Semiannual Report   63

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND

PORTFOLIO HOLDINGS continued

                                     NUMBER          VALUE
SECURITY                            OF SHARES         ($)
OIL DISTRIBUTION 0.0%
The New Zealand Refining Co.,
  Ltd.                                 3,468           14,260
                                                  ---------------
                                                       42,642

NORWAY 0.6%
-----------------------------------------------------------------

INTEGRATED OIL COMPANIES 0.3%
Statoil ASA                           16,100          383,389

OIL & COAL RESOURCES 0.3%
Norsk Hydro ASA                       15,300          342,847
                                                  ---------------
                                                      726,236

PORTUGAL 0.6%
-----------------------------------------------------------------

BANKS & CREDIT INSTITUTIONS 0.2%
Banco Espirito Santo, S.A. (BES)      16,000          244,322

FINANCIAL INVESTMENTS 0.4%
Banco Comercial Portugues S.A.       140,948          437,968
                                                  ---------------
                                                      682,290

SINGAPORE 0.9%
-----------------------------------------------------------------

AGRICULTURE, FOOD &
  BEVERAGE 0.0%
Asia Food & Properties Ltd.           26,000           13,820
Golden Agri-Resources Ltd.            12,000            6,691
                                                  ---------------
                                                       20,511

AIRLINES 0.2%
Singapore Airlines Ltd.               22,000          201,894

AUTOS 0.1%
Jardine Cycle & Carriage Ltd.         13,000           97,963

BANKS & CREDIT INSTITUTIONS 0.3%
United Overseas Bank Ltd.             33,000          338,163

ELECTRIC UTILITIES 0.1%
SembCorp Industries Ltd.              63,000          133,027

MISCELLANEOUS FINANCE 0.2%
DBS Group Holdings Ltd.               20,000          241,419

REAL ESTATE DEVELOPMENT 0.0%
Guocoland Ltd.                         8,000           12,019
                                                  ---------------
                                                    1,044,996

SPAIN 6.0%
-----------------------------------------------------------------

AIRLINES 0.1%
Iberia Lineas Aereas de Espana
  S.A.                                44,277          118,978

                                     NUMBER          VALUE
SECURITY                            OF SHARES         ($)

BANKS & CREDIT INSTITUTIONS 1.9%
Banco Bilbao Vizcaya Argentaria
  S.A.                                10,400          240,501
Banco Popular Espanol SA               6,000           98,378
Banco Santander Central Hispano
  S.A.                               119,000        1,879,313
                                                  ---------------
                                                    2,218,192

COMMUNICATIONS UTILITIES 1.2%
Telefonica S.A.                       76,154        1,318,302

CONSTRUCTION & HOMEBUILDING 0.2%
Fomento de Construcciones y
  Contratas S.A.                       3,282          262,200

ELECTRIC UTILITIES 1.3%
Endesa S.A.                            6,667          283,742
Iberdrola S.A.                        28,000        1,250,324
                                                  ---------------
                                                    1,534,066

INTEGRATED OIL COMPANIES 0.8%
Repsol YPF S.A.                       31,800          945,311

LAND & WATER TRANSPORTATION 0.4%
Altadis S.A.                          10,500          498,828

MISCELLANEOUS FINANCE 0.0%
Corporacion Financiera Alba S.A.         103            6,162

REAL ESTATE DEVELOPMENT 0.1%
Inmobiliaria Urbis S.A.                1,532           50,237

RESTAURANTS, HOTELS &
  THEATERS 0.0%
Sol Melia S.A.                         1,063           19,088
                                                  ---------------
                                                    6,971,364

SWEDEN 2.0%
-----------------------------------------------------------------

AGRICULTURE, FOOD &
  BEVERAGE 0.0%
Kinnevik Investment AB                 3,063           36,111

AIRLINES 0.1%
SAS AB *                               6,702           87,517

AUTOS 0.7%
Volvo AB                              13,500          804,316

CELLULAR & WIRELESS 0.6%
TeliaSonera AB                       102,000          652,883

COMMUNICATIONS UTILITIES 0.1%
Tele2 AB, Class B                     12,000          121,190

GOVERNMENT AIRCRAFT &
  DEFENSE 0.0%
Saab AB                                  411           10,328

                         See the accompanying notes to the financial statements. 64 Laudus Trust Semiannual Report

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND

                                     NUMBER          VALUE
SECURITY                            OF SHARES         ($)
METAL PRODUCTS & MACHINERY 0.5%
AB SKF, Class B                       16,000          233,953
SSAB Svenskt Stal AB -- Class B       16,800          298,221
                                                  ---------------
                                                      532,174

REAL ESTATE DEVELOPMENT 0.0%
Lennart Wallenstam Byggnads AB,
  Class B                                217            3,214
                                                  ---------------
                                                    2,247,733

SWITZERLAND 8.1%
-----------------------------------------------------------------

AGRICULTURE, FOOD &
  BEVERAGE 1.4%
Barry Callebaut AG *                     250          119,190
Nestle S.A.                            4,500        1,568,015
                                                  ---------------
                                                    1,687,205

AIRLINES 0.0%
Swissair Group (a)(b)                     30               --

BANKS & CREDIT INSTITUTIONS 0.2%
Banque Cantonale Vaudoise (BCV)          600          241,002

BIOTECHNOLOGY 0.3%
Serono S.A., Class B                     360          310,158

CHEMICALS & RUBBER 0.3%
Ciba Specialty Chemicals AG            5,600          337,839

CONSTRUCTION MATERIALS 0.1%
Holcim Ltd.                            1,163           94,982

DRUGS & PHARMACEUTICALS 1.2%
Novartis AG -- Reg'd                  13,500          787,633
Roche Holdings AG                      3,572          617,124
                                                  ---------------
                                                    1,404,757

FINANCIAL INVESTMENTS 0.1%
Swissfirst AG                          1,244           76,564

FURNITURE & HOUSEHOLD ITEMS 0.1%
Compagnie Financiere Richemont
  AG, Series A                         2,185          105,227

INSURANCE 1.5%
Baloise Holding AG, Class R            1,200          117,705
Swiss Life Holding *                   1,760          411,231
Zurich Financial Services AG           4,800        1,178,506
                                                  ---------------
                                                    1,707,442

METAL PRODUCTS & MACHINERY 0.1%
Saurer AG *                              191           17,410
Sulzer AG                                122           97,334
                                                  ---------------
                                                      114,744

MISCELLANEOUS FINANCE 2.8%
Credit Suisse Group                   25,600        1,480,343
UBS AG, Reg'd                         29,875        1,785,828
                                                  ---------------
                                                    3,266,171

                                     NUMBER          VALUE
SECURITY                            OF SHARES         ($)

RETAIL 0.0%
Charles Vogele Holding AG *              107            8,468
                                                  ---------------
                                                    9,354,559

UNITED KINGDOM 21.4%
-----------------------------------------------------------------

AGRICULTURE, FOOD &
  BEVERAGE 1.2%
Tate & Lyle plc                       27,019          363,914
Unilever plc                          43,200        1,064,192
                                                  ---------------
                                                    1,428,106

AIRLINES 0.0%
British Airways plc *                    110              879

BANKS & CREDIT INSTITUTIONS 4.0%
Barclays plc                          20,800          262,301
HBOS plc                              52,631        1,040,721
HSBC Holdings plc                     53,626          978,274
Lloyds TSB Group plc                  17,000          171,884
Royal Bank of Scotland Group plc      63,300        2,178,034
                                                  ---------------
                                                    4,631,214

BASIC MINERALS & METALS 2.4%
Anglo American plc                    18,466          776,410
Antofagasta plc                       25,500          218,517
BHP Billiton plc                       5,878          101,285
Corus Group plc                       58,000          421,515
Rio Tinto plc                         20,652          977,307
Vedanta Resources plc                 14,000          304,811
                                                  ---------------
                                                    2,799,845

BEER, LIQUOR, & TOBACCO 0.6%
Gallaher Group plc                    35,400          578,885
Scottish & Newcastle plc              13,111          139,888
                                                  ---------------
                                                      718,773

CELLULAR & WIRELESS 0.8%
The Carphone Warehouse plc             1,273            7,321
Vodafone Group plc                   406,000          927,381
                                                  ---------------
                                                      934,702

COMMUNICATIONS UTILITIES 0.6%
BT Group plc                         123,823          622,025

DRUGS & PHARMACEUTICALS 1.5%
AstraZeneca plc                        5,400          337,276
GlaxoSmithKline plc                   38,400        1,021,245
Shire Pharmaceuticals plc             23,732          392,604
                                                  ---------------
                                                    1,751,125

ELECTRIC UTILITIES 0.3%
British Energy Group plc *            16,891          183,166
Scottish Power plc                    16,241          197,823
                                                  ---------------
                                                      380,989

FINANCIAL INVESTMENTS 0.2%
3i Group plc                             118            2,064
F&C Asset Management plc              42,000          159,767
                                                  ---------------
                                                      161,831

See the accompanying notes to the financial statements.
                                             Laudus Trust Semiannual Report   65

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND

PORTFOLIO HOLDINGS continued

                                     NUMBER          VALUE
SECURITY                            OF SHARES         ($)
GAS & OTHER PUBLIC
  UTILITIES 0.1%
United Utilities plc                   4,000           52,810

GOVERNMENT AIRCRAFT &
  DEFENSE 0.8%
BAE Systems plc                      116,789          863,748

INFORMATION & SERVICES 0.1%
AMEC plc                              17,600          118,053

INSURANCE 2.8%
Aviva plc                             82,600        1,210,219
Friends Provident plc                 30,000          108,676
Old Mutual plc                       234,000          733,460
Prudential plc                        87,000        1,078,068
Royal & Sun Alliance Insurance
  Group plc                           22,117           61,659
                                                  ---------------
                                                    3,192,082

INTEGRATED OIL COMPANIES 4.2%
BP plc                                96,427        1,054,174
Royal Dutch Shell plc, Class A        67,600        2,232,521
Royal Dutch Shell plc, Class B        47,400        1,612,483
                                                  ---------------
                                                    4,899,178

LAND & WATER TRANSPORTATION 0.0%
Arriva plc                               181            2,236

MISCELLANEOUS FINANCE 1.1%
Amvescap plc                          25,000          271,236
Investec plc                          27,000          265,235
Legal & General Group plc            288,000          767,292
                                                  ---------------
                                                    1,303,763

REAL ESTATE DEVELOPMENT 0.1%
Hammerson plc                          4,420          108,492
Liberty International plc                234            5,363
                                                  ---------------
                                                      113,855

RESTAURANTS, HOTELS &
  THEATERS 0.4%
Compass Group plc                     52,000          261,257
Greene King plc                        2,686           45,407

                                     NUMBER          VALUE
SECURITY                            OF SHARES         ($)
Luminar plc                              877            9,324
Millennium & Copthorne Hotel           8,198           73,847
Whitbread plc                          3,004           72,782
                                                  ---------------
                                                      462,617

RETAIL 0.1%
Tesco plc                             23,000          154,981

SOFTWARE 0.1%
LogicaCMG plc                         48,965          142,241
                                                  ---------------
                                                   24,735,053
                                                  ---------------
TOTAL COMMON STOCK
  (COST $105,963,202)                             113,748,700
                                                  ---------------

SECURITY RATE,                     FACE AMOUNT       VALUE
MATURITY DATE                          ($)            ($)
SHORT-TERM INVESTMENTS 0.8% OF NET ASSETS

REPURCHASE AGREEMENT 0.8%
-----------------------------------------------------------------
Fixed Income Clearing Corp.
  dated 09/29/06, due 10/02/06
  at 4.8%, with a maturity value
  of $967,387 (fully
  collateralized by Federal Home
  Loan Mortgage Corporation with
  a value of $993,370.)              967,000          967,000
                                                  ---------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $967,000)                                     967,000
-----------------------------------------------------------------
END OF INVESTMENTS.

At September 30, 2006 the tax basis cost of the fund's investments was $107,097,159, and the unrealized appreciation and depreciation were $9,622,453 and ($2,003,912), respectively, with a net unrealized appreciation of $7,618,541.

*  Non-income producing security.

(a) Bankrupt Security/Delisted.

(b) Fair-valued by Management.

                         See the accompanying notes to the financial statements. 66 Laudus Trust Semiannual Report

LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND

PORTFOLIO HOLDINGS as of September 30, 2006, (Unaudited)

                                          COST          VALUE
HOLDINGS BY CATEGORY                       ($)           ($)
----------------------------------------------------------------
 95.6%     COMMON STOCK                48,364,186     49,604,938
  1.2%     PREFERRED STOCK                606,594        638,563
  1.7%     SHORT-TERM INVESTMENT          852,000        852,000
----------------------------------------------------------------
 98.5%     TOTAL INVESTMENTS           49,822,780     51,095,501
  1.5%     OTHER ASSETS AND
           LIABILITIES                                   771,913
----------------------------------------------------------------
100.0%     NET ASSETS                                 51,867,414

                                      NUMBER         VALUE
SECURITY                             OF SHARES        ($)
COMMON STOCK 95.6% OF NET ASSETS

ARGENTINA 0.1%
-----------------------------------------------------------------
COMMUNICATIONS UTILITIES 0.1%
Telecom Argentina S.A. ADR *             2,200         30,250

AUSTRALIA 3.8%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.0%
Futuris Corp., Ltd.                     14,000         21,144

AIRLINES 0.2%
Qantas Airways Ltd.                     35,400        103,194

BANKS & CREDIT INSTITUTIONS 0.3%
Adelaide Bank Ltd.                         500          4,787
Bank of Queensland Ltd.                  3,400         39,179
Bendigo Bank Ltd.                        1,340         14,431
St. George Bank Ltd.                     5,200        117,210
                                                   ----------
                                                      175,607
BASIC MINERALS & METALS 0.2%
Downer EDI Ltd.                          3,100         13,844
Zinifex Ltd.                             8,000         69,906
                                                   ----------
                                                       83,750

BEER, LIQUOR, & TOBACCO 0.2%
Lion Nathan Ltd.                        13,300         80,232

CONSTRUCTION & HOMEBUILDING 0.1%
Leighton Holdings Ltd.                   5,300         76,329

CONSTRUCTION MATERIALS 0.0%
Adelaide Brighton Ltd.                  11,400         20,038

FINANCIAL INVESTMENTS 0.0%
Coates Hire Ltd.                         4,800         20,371

FOREST PRODUCTS & PAPER 0.4%
Amcor Ltd.                              26,200        145,094
PaperlinX Ltd.                          15,900         45,589
                                                   ----------
                                                      190,683
INSURANCE 1.2%
Insurance Australia Group Ltd.          43,600        171,415
Promina Group Ltd.                      31,000        136,949
QBE Insurance Group Ltd.                 2,800         51,075
Suncorp.-Metway Ltd.                    15,500        253,317
                                                   ----------
                                                      612,756

                                      NUMBER         VALUE
SECURITY                             OF SHARES        ($)

OIL & COAL RESOURCES 0.3%
Santos Ltd.                             17,400        144,800

OIL DISTRIBUTION 0.2%
Caltex Australia Ltd.                    5,300         94,408

REAL ESTATE DEVELOPMENT 0.3%
Lend Lease Corp., Ltd.                  11,200        133,526

RESTAURANTS, HOTELS & THEATERS
  0.2%
TABCORP Holdings Ltd.                    7,900         92,072

RETAIL 0.1%
David Jones Ltd.                        15,400         39,949
Symbion Health Ltd.                     15,700         39,905
                                                   ----------
                                                       79,854

WHOLESALE 0.1%
Sims Group Ltd.                          3,100         47,770
                                                   ----------
                                                    1,976,534

AUSTRIA 0.4%
-----------------------------------------------------------------
BASIC MINERALS & METALS 0.4%
Voestalpine AG                           5,400        223,244

BELGIUM 1.0%
-----------------------------------------------------------------
INSTRUMENTS 0.3%
Agfa Gevaert N.V.                        8,000        189,618

RESTAURANTS, HOTELS & THEATERS
  0.1%
S.A. D'Ieteren N.V.                         80         26,698

RETAIL 0.6%
Delhaize Group                           3,600        302,425
                                                   ----------
                                                      518,741

BRAZIL 0.4%
-----------------------------------------------------------------
BASIC MINERALS & METALS 0.2%
Arcelor Brasil S.A.                      1,800         31,790
Companhia Siderurgica Nacional
  S.A. (CSN)                             1,000         28,515
Sider Paulista Cos.                        800         27,227
                                                   ----------
                                                       87,532

BEER, LIQUOR, & TOBACCO 0.1%
Souza Cruz S.A.                          3,400         52,541

CHEMICALS & RUBBER 0.0%
Copesul-Companhia Petroquinica do
  Sul                                      400          5,478

GOVERNMENT AIRCRAFT & DEFENSE
  0.1%
Empresa Brasileira de Aeronautica
  S.A. (Embraer)                         6,500         63,676
                                                   ----------
                                                      209,227

CANADA 5.9%
-----------------------------------------------------------------

AGRICULTURE, FOOD & BEVERAGE 0.4%
Saputo, Inc.                             7,200        233,183

See the accompanying notes to the financial statements.
                                             Laudus Trust Semiannual Report   67

LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND

PORTFOLIO HOLDINGS continued

                                      NUMBER         VALUE
SECURITY                             OF SHARES        ($)
BANKS & CREDIT INSTITUTIONS 0.6%
National Bank of Canada                  5,500        300,156

BASIC MINERALS & METALS 1.6%
Agnico-Eagle Mines Ltd.                  5,400        167,205
Alcan, Inc.                              1,600         63,771
Inmet Mining Corp.                       3,700        139,890
IPSCO, Inc.                              2,500        216,708
Teck Cominco Ltd., Class B               4,200        263,028
Yamana Gold, Inc.                          600          5,529
                                                   --------------
                                                      856,131

CHEMICALS & RUBBER 0.4%
Methanex Corp.                           7,724        187,200

COMMERCIAL AIRCRAFT & COMPONENTS
  0.1%
ACE Aviation Holdings, Inc.,
  Class A *                              1,300         40,195

COMMUNICATIONS UTILITIES 0.8%
Corus Entertainment, Inc., Class
  B                                      1,000         38,130
Telus Corp.                              6,500        364,035
                                                   --------------
                                                      402,165

DRUGS & PHARMACEUTICALS 0.2%
Biovail Corp.                            7,200        109,506

ELECTRIC UTILITIES 0.6%
ATCO Ltd., Class I                         900         34,084
Canadian Utilities, Ltd.                 7,900        289,920
                                                   --------------
                                                      324,004

GOVERNMENT AIRCRAFT & DEFENSE
  0.1%
Bombardier Inc. *                       18,600         58,076

INSURANCE 0.0%
Industrial Alliance Insurance and
  Financial Services, Inc.                 700         19,984

IT HARDWARE 0.2%
ATI Technologies, Inc. *                 1,100         23,521
Celestica, Inc. *                          500          5,359
Nortel Networks Corp. *                 22,900         52,243
                                                   --------------
                                                       81,123

OIL DRILLING & SERVICES 0.2%
Trican Well Service Ltd.                 5,450         91,813

REAL ESTATE DEVELOPMENT 0.2%
MI Developments, Inc.                    3,100        112,601

REAL ESTATE INVESTMENT TRUSTS
  0.4%
RioCan Real Estate Investment
  Trust                                 10,000        214,806

RETAIL 0.0%
Sobeys, Inc.                               200          6,728

                                      NUMBER         VALUE
SECURITY                             OF SHARES        ($)

WHOLESALE 0.1%
George Weston Ltd.                         600         38,069
                                                   --------------
                                                    3,075,740

CHILE 0.5%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.1%
Embotelladora Andina S.A. ADR            2,100         29,610

AIRLINES 0.1%
Lan Airlines S.A. ADR                      600         22,866

BANKS & CREDIT INSTITUTIONS 0.1%
Banco de Chile ADR                       1,300         54,041
CorpBanca S.A. ADR                         500         12,060
                                                   --------------
                                                       66,101

BEER, LIQUOR, & TOBACCO 0.0%
Compania Cervecerias Unidas S.A.
  ADR                                      796         20,958

ELECTRIC UTILITIES 0.2%
Enersis S.A. ADR                         6,400         84,480

INSURANCE 0.0%
Administradora de Fondos de
  Pensiones Provida S.A. ADR               266          6,895
                                                   --------------
                                                      230,910

CHINA 0.7%
-----------------------------------------------------------------
CELLULAR & WIRELESS 0.0%
China Unicom Ltd.                        6,000          5,887

CHEMICALS & RUBBER 0.2%
Aluminum Corp. of China Ltd.           116,000         73,717

DRUGS & PHARMACEUTICALS 0.0%
Shanghai Industrial Holdings
  Ltd.                                   9,000         16,993

ELECTRIC UTILITIES 0.1%
Datang International Power
  Generation Co., Ltd.                  72,000         54,013

FINANCIAL INVESTMENTS 0.1%
Cosco Pacific Ltd.                      28,000         55,926

INSURANCE 0.1%
PICC Property & Casualty Co.,
  Ltd. *                               139,000         50,791

IT HARDWARE 0.0%
Foxconn International Holdings
  Ltd. *                                 7,000         21,531

LAND & WATER TRANSPORTATION 0.1%
Sinotrans Ltd.                          66,000         22,581

METAL PRODUCTS & MACHINERY 0.0%
Harbin Power Equipment Co., Ltd.        24,000         19,380

                         See the accompanying notes to the financial statements. 68 Laudus Trust Semiannual Report

LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND

                                      NUMBER         VALUE
SECURITY                             OF SHARES        ($)
TEXTILES & APPAREL 0.1%
Weiqiao Textile Co., Ltd.               38,000         50,333
                                                   --------------
                                                      371,152

DENMARK 0.4%
-----------------------------------------------------------------
BEER, LIQUOR, & TOBACCO 0.4%
Carlsberg A/S                            2,700        226,930

FINLAND 0.9%
-----------------------------------------------------------------
BASIC MINERALS & METALS 0.6%
Outokumpu Oyj                            6,300        160,708
Rautaruukki Oyj                          5,500        157,766
                                                   --------------
                                                      318,474

FOREST PRODUCTS & PAPER 0.3%
Metso Corp.                              1,200         44,163
UPM-Kymmene Oyj                          3,500         82,973
                                                   --------------
                                                      127,136
                                                   --------------
                                                      445,610

FRANCE 4.1%
-----------------------------------------------------------------
AIRLINES 0.5%
Air France-KLM                           8,000        240,722

AUTOS 0.2%
PSA Peugeot Citroen                      1,949        109,884

BASIC MINERALS & METALS 0.2%
Nexans S.A.                              1,400        121,778

CHEMICALS & RUBBER 0.6%
Compagnie Generale des
  Etablissements Michelin, Class
  B                                      4,200        307,743

INFORMATION & SERVICES 0.1%
Compagnie Generale de Geophysique
  S.A. *                                   184         28,292

INSURANCE 0.4%
CNP Assurances                           2,000        193,804

IT HARDWARE 0.2%
STMicroelectronics N.V.                  7,000        120,983

PUBLISHING, BROADCASTING & CINEMA
  0.0%
Thomson                                  1,000         15,734

REAL ESTATE DEVELOPMENT 0.2%
Gecina S.A.                                900        119,953

RESTAURANTS, HOTELS & THEATERS
  0.6%
Accor SA                                 1,200         81,673
Sodexho Alliance SA                      4,500        248,963
                                                   --------------
                                                      330,636
SOFTWARE 0.8%
Atos Origin SA *                         3,000        164,981
Cap Gemini SA                            4,800        254,042
                                                   --------------
                                                      419,023

                                      NUMBER         VALUE
SECURITY                             OF SHARES        ($)

TEXTILES & APPAREL 0.3%
Christian Dior SA                        1,306        135,688
                                                   --------------
                                                    2,144,240

GERMANY 4.1%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.3%
Suedzucker AG                            6,600        162,776

AIRLINES 0.5%
Deutsche Lufthansa AG                   11,200        236,767

BASIC MINERALS & METALS 0.6%
ThyssenKrupp AG                          9,000        302,309

DRUGS & PHARMACEUTICALS 0.3%
Merck KGaA                               1,600        169,431

INSURANCE 0.3%
AMB Generali Holding AG                  1,000        136,109

IT HARDWARE 0.5%
Infineon Technologies AG *              24,000        284,155

METAL PRODUCTS & MACHINERY 0.4%
Salzgitter AG                            2,200        206,290

PHOTO-OPTICAL, MICROS & OFFICE
  MACHINERY 0.3%
Heidelberger Druckmaschinen AG           3,300        135,808

RETAIL 0.3%
KarstadtQuelle AG *                      7,700        182,620

WHOLESALE 0.6%
GEA Group AG                            10,677        192,019
Metro AG                                 1,800        105,057
                                                   --------------
                                                      297,076
                                                   --------------
                                                    2,113,341

GREECE 0.6%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.1%
Coca Cola Hellenic Bottling Co.,
  S.A.                                   1,400         48,183

COMMUNICATIONS UTILITIES 0.3%
Hellenic Telecommunications
  Organization S.A. (OTE) *              6,000        146,882

RESTAURANTS, HOTELS & THEATERS
  0.2%
OPAP S.A.                                3,646        122,698
                                                   --------------
                                                      317,763

HONG KONG 2.8%
-----------------------------------------------------------------
AIRLINES 0.2%
Cathay Pacific Airways Ltd.             40,000         81,884

BANKS & CREDIT INSTITUTIONS 0.3%
The Bank of East Asia, Ltd.             32,400        147,814

See the accompanying notes to the financial statements.
                                             Laudus Trust Semiannual Report   69

LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND

PORTFOLIO HOLDINGS continued

                                      NUMBER         VALUE
SECURITY                             OF SHARES        ($)
ELECTRIC UTILITIES 0.2%
CLP Holdings Ltd.                        5,000         30,275
Hongkong Electric Holdings Ltd.         15,000         70,124
                                                   --------------
                                                      100,399
IT HARDWARE 0.1%
Vtech Holdings Ltd.                      9,000         46,144

LAND & WATER TRANSPORTATION 0.1%
Transport International Holdings
  Ltd.                                  10,400         51,297

MISCELLANEOUS FINANCE 0.2%
Guoco Group Ltd.                         6,000         76,592
Jardine Strategic Holdings Ltd.          4,000         45,510
                                                   --------------
                                                      122,102

REAL ESTATE DEVELOPMENT 1.4%
Citic Pacific Ltd.                      27,000         83,095
Hang Lung Group Ltd.                    35,000         90,018
Hang Lung Properties Ltd.               47,000        100,291
Henderson Investment Ltd.               24,000         43,328
Hongkong Land Holdings Ltd.              9,000         34,890
Hopewell Holdings Ltd.                  29,000         82,585
Hopson Development Holdings Ltd.        28,000         56,475
Kerry Properties Ltd.                   18,500         67,652
The Wharf Holdings Ltd.                 26,000         89,025
Wheelock & Co., Ltd.                    41,000         71,668
                                                   --------------
                                                      719,027
RESTAURANTS, HOTELS & THEATERS
  0.1%
Hongkong & Shanghai Hotels Ltd.         25,500         32,364

SOFTWARE 0.1%
Tencent Holdings Ltd.                   27,000         62,073

WHOLESALE 0.1%
Yue Yuen Industrial (Holdings)
  Ltd.                                  23,000         71,398
                                                   --------------
                                                    1,434,502

HUNGARY 0.3%
-----------------------------------------------------------------
COMMUNICATIONS UTILITIES 0.3%
Magyar Telekom Nyrt. *                  36,000        144,981

INDIA 0.9%
-----------------------------------------------------------------
AUTOS 0.2%
Tata Motors Ltd. ADR                     6,700        124,486

BANKS & CREDIT INSTITUTIONS 0.3%
State Bank of India GDR                  2,600        144,203

BASIC MINERALS & METALS 0.2%
Hindalco Industries Ltd. GDR            23,600         86,612

COMMUNICATIONS UTILITIES 0.0%
Mahanagar Telephone Nigam, Ltd.
  ADR                                    2,800         18,592

CONSTRUCTION & HOMEBUILDING 0.2%
Larsen & Toubro Ltd. GDR                 3,000         84,000

                                      NUMBER         VALUE
SECURITY                             OF SHARES        ($)

DRUGS & PHARMACEUTICALS 0.0%
Dr. Reddy's Laboratories Ltd. ADR        1,400         22,148
                                                   --------------
                                                      480,041

INDONESIA 0.8%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.1%
PT Astra Agro Lestari Tbk.              41,000         40,401

BANKS & CREDIT INSTITUTIONS 0.2%
PT Bank Central Asia Tbk.              199,000        103,854

BASIC MINERALS & METALS 0.1%
PT International Nickel Indonesia
  Tbk. (INCO)                           23,000         57,308

BEER, LIQUOR, & TOBACCO 0.0%
PT Gudang Garam Tbk.                     1,000          1,122
PT Hanjaya Mandala Sampoerna Tbk.       17,000         14,918
                                                   --------------
                                                       16,040

CONSTRUCTION MATERIALS 0.1%
PT Bank Rakyat Indonesia               123,000         65,185

WHOLESALE 0.3%
PT Astra International Tbk.             70,000         94,348
PT Unilever Indonesia Tbk.              52,000         25,929
                                                   --------------
                                                      120,277
                                                   --------------
                                                      403,065

IRELAND 0.6%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.4%
Kerry Group plc                          8,000        188,518

MISCELLANEOUS FINANCE 0.2%
Bank of Ireland                          6,000        117,308
                                                   --------------
                                                      305,826

ISRAEL 1.2%
-----------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 1.2%
Bank Hapoalim B.M.                      40,000        188,587
Bank Leumi Le-Israel                    49,000        191,823
Israel Discount Bank *                 117,000        220,268
                                                   --------------
                                                      600,678
                                                   --------------
                                                      600,678

ITALY 3.1%
-----------------------------------------------------------------
AUTOS 0.6%
Fiat S.p.A. *                           20,000        318,582

BANKS & CREDIT INSTITUTIONS 1.0%
Banca Piccolo Credito
  Valtellinese Scarl                       635          9,307
Banca Popolare di Milano Scarl
  (BPM)                                 16,757        221,490
Banche Popolari Unite Scpa              10,500        282,610
                                                   --------------
                                                      513,407

CONSTRUCTION MATERIALS 0.4%
Italcementi S.p.A.                       7,200        182,373

                         See the accompanying notes to the financial statements. 70 Laudus Trust Semiannual Report

LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND

                                      NUMBER         VALUE
SECURITY                             OF SHARES        ($)
GAS & OTHER PUBLIC UTILITIES 0.1%
Snam Rete Gas S.p.A.                     8,000         38,841

GOVERNMENT AIRCRAFT & DEFENSE
  0.5%
Finmeccanica S.p.A.                     12,254        273,671

INSURANCE 0.4%
Fondiaria-Sai S.p.A.                     4,500        197,288

PUBLISHING, BROADCASTING & CINEMA
  0.0%
Mediaset S.p.A.                          2,000         21,494

WHOLESALE 0.1%
Aem Torino S.p.A.                       21,000         61,067
                                                   --------------
                                                    1,606,723

JAPAN 24.8%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.3%
Nisshin Seifun Group, Inc.              12,500        130,439

AIRLINES 0.5%
All Nippon Airways Co., Ltd.            58,000        234,752

AUTOS 1.1%
Fuji Heavy Industries Ltd.              52,000        296,510
Kawasaki Heavy Industries Ltd.          87,000        288,357
                                                   --------------
                                                      584,867

BANKS & CREDIT INSTITUTIONS 2.9%
Acom Co., Ltd.                           2,840        121,102
Higo Bank Ltd.                           3,000         20,997
Orient Corp.                            50,000        129,171
Sanyo Shinpan Finance Co., Ltd.          2,000         79,870
Sumitomo Mitsui Financial Group,
  Inc.                                       1         10,501
Takefuji Corp.                           4,130        189,633
The 77 Bank Ltd.                        25,000        173,385
The Bank of Kyoto Ltd.                   7,000         70,801
The Chugoku Bank Ltd.                   13,000        182,864
The Hachijuni Bank Ltd.                 28,000        202,957
The Iyo Bank Ltd.                        2,000         20,270
The Joyo Bank Ltd.                      23,000        136,486
The Yamaguchi Bank Ltd.                 13,000        183,969
                                                   --------------
                                                    1,522,006

BASIC MINERALS & METALS 3.0%
Fujikura Ltd.                           13,000        142,485
Kobe Steel Ltd.                        105,000        329,969
Maruichi Steel Tube Ltd.                 4,400        104,478
Mitsui Mining & Smelting Co.,
  Ltd.                                  16,000         82,645
Nisshin Steel Co., Ltd.                 58,000        171,929
Sumitomo Electric Industries
  Ltd.                                  21,500        290,787
Sumitomo Metal Mining Co., Ltd.         25,000        328,289
Tokyo Steel Manufacturing Co.,
  Ltd.                                   5,400         84,982
                                                   --------------
                                                    1,535,564

BEER, LIQUOR, & TOBACCO 0.6%
Asahi Breweries Ltd.                    22,800        332,322

                                      NUMBER         VALUE
SECURITY                             OF SHARES        ($)

CHEMICALS & RUBBER 2.3%
Asahi Kasei Corp.                       48,000        307,729
Kanera Corp.                            12,000        113,533
Mitsubishi Chemical Holdings
  Corp.                                 46,000        288,144
Mitsui Chemicals, Inc.                  39,000        280,897
Teijin                                  30,000        161,814
Tosoh Corp.                             11,000         44,600
                                                   --------------
                                                    1,196,717

DRUGS & PHARMACEUTICALS 1.4%
Kyowa Hakko Kogyo Co., Ltd.             30,000        211,180
Ono Pharmaceutical Co., Ltd.             3,500        156,199
Santen Pharmaceutical Co., Ltd.          3,500         88,935
Taisho Pharmaceutical Co., Ltd.         13,000        248,898
                                                   --------------
                                                      705,212

ELECTRIC UTILITIES 0.2%
Kyushu Electric Power Co., Inc.          5,300        125,224

FURNITURE & HOUSEHOLD ITEMS 1.1%
Citizen Watch Co., Ltd.                 17,200        141,468
Matsushita Electric Works, Ltd.         10,000        105,827
NAMCO BANDAI Holdings, Inc.              4,800         75,562
Sankyo Co., Ltd.                         3,900        208,247
Sumitomo Bakelite Co., Ltd.              8,000         60,509
                                                   --------------
                                                      591,613

GAS & OTHER PUBLIC UTILITIES 0.6%
Osaka Gas Co., Ltd.                     87,000        303,584

GOVERNMENT AIRCRAFT & DEFENSE
  0.2%
Mitsui Engineering & Shipbuilding
  Co., Ltd.                             30,000         97,720

IT HARDWARE 1.8%
Alps Electric Co., Ltd.                 13,000        136,039
Brother Industries, Ltd.                20,000        251,597
Omron Corp.                             10,200        250,284
Rohm Co., Ltd.                             400         37,238
Seiko Epson Corp.                        9,700        264,272
                                                   --------------
                                                      939,430

LAND & WATER TRANSPORTATION 1.5%
Seino Transportation Co., Ltd.          13,000        152,937
West Japan Railway Co.                      79        337,528
Yamato Holdings Co., Ltd.               18,000        260,447
                                                   --------------
                                                      750,912

METAL PRODUCTS & MACHINERY 1.7%
Amada Co., Ltd.                         26,000        261,407
Fuji Electric Holdings Co., Ltd.        46,000        237,507
Hitachi Construction Machinery
  Co., Ltd.                              6,900        154,565
Ishikawajima-Harima Heavy
  Industries Co., Ltd.                  46,000        140,782
Toyo Seikan Kaisha Ltd.                  5,600        107,255
                                                   --------------
                                                      901,516

See the accompanying notes to the financial statements.
                                             Laudus Trust Semiannual Report   71

LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND

PORTFOLIO HOLDINGS continued

                                      NUMBER         VALUE
SECURITY                             OF SHARES        ($)
MISCELLANEOUS FINANCE 1.6%
Mitsubishi UFJ Securities Co.,
  Ltd.                                  13,000        163,326
Okasan Holdings, Inc.                   13,000        114,693
Shinko Securities Co., Ltd.             58,000        230,100
Shinsei Bank Ltd.                       50,000        305,153
                                                   --------------
                                                      813,272

OIL & COAL RESOURCES 0.2%
Japan Petroleum Exploration Co.,
  Ltd.                                   2,000        121,581

OIL DISTRIBUTION 0.9%
Nippon Mining Holdings, Inc.            37,500        265,761
Nippon Oil Corp.                        26,000        191,885
                                                   --------------
                                                      457,646

PHOTO-OPTICAL, MICROS & OFFICE
  MACHINERY 0.8%
Konica Minolta Holdings, Inc. *         27,500        368,716
NEC Corp.                               10,000         54,789
                                                   --------------
                                                      423,505

PUBLISHING, BROADCASTING & CINEMA
  0.2%
Toppan Printing Co., Ltd.                9,000         99,728

REAL ESTATE DEVELOPMENT 0.7%
Daito Trust Construction Co.,
  Ltd.                                     600         32,590
Hankyu Hanshin Holdings, Inc.           17,000        106,341
Tokyu Land Corp.                        23,000        218,316
                                                   --------------
                                                      357,247

RETAIL 0.6%
Aoyama Trading Co., Ltd.                 3,800        121,564
Uny Co., Ltd.                           14,000        186,184
                                                   --------------
                                                      307,748

SOAPS & COSMETICS 0.1%
KOSE Corp.                                 900         29,050

TEXTILES & APPAREL 0.3%
ONWARD KASHIYAMA Co., Ltd.              12,000        172,713

WHOLESALE 0.2%
SUZUKEN Co., Ltd.                        3,100        116,236
                                                   --------------
                                                   12,850,604

MALAYSIA 1.1%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.1%
Golden Hope Plantations Berhad          23,000         29,190
PPB Group Berhad                        20,000         23,861
                                                   --------------
                                                       53,051

BANKS & CREDIT INSTITUTIONS 0.2%
AMMB Holdings Berhad                    71,000         47,725
Hong Leong Credit Berhad                11,000         13,899
RHB Capital Berhad                      59,000         45,401
                                                   --------------
                                                      107,025

CELLULAR & WIRELESS 0.2%
Maxis Communications Berhad             35,000         84,440

                                      NUMBER         VALUE
SECURITY                             OF SHARES        ($)

FINANCIAL INVESTMENTS 0.2%
Bumiputra-Commerce Holdings
  Berhad                                54,900         98,916
Hong Leong Bank Berhad                  13,000         18,858
                                                   --------------
                                                      117,774

OIL DISTRIBUTION 0.1%
Petronas Dagangan Berhad                24,000         27,974

RESTAURANTS, HOTELS & THEATERS
  0.2%
Genting Berhad                          16,000        104,504

WHOLESALE 0.1%
Sime Darby Berhad                       50,000         81,332
                                                   --------------
                                                      576,100

MEXICO 0.9%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.2%
Embotelladoras Arca S.A.                 3,900         11,352
Fomento Economico Mexicano S.A.          7,400         71,859
Grupo Bimbo SA                           7,700         26,972
Grupo Continental, S.A.                  6,700         12,463
                                                   --------------
                                                      122,646

BANKS & CREDIT INSTITUTIONS 0.0%
Grupo Financiero Banorte S.A. de
  C.V.                                   4,000         12,519

BASIC MINERALS & METALS 0.3%
Grupo IMSA S.A. de C.V.                  6,200         27,069
Grupo Mexico SAB                        26,800         83,930
Grupo Simec, S.A.                        4,800         22,616
                                                   --------------
                                                      133,615

BEER, LIQUOR, & TOBACCO 0.1%
Grupo Modelo S.A. de C.V.                6,700         29,246

RETAIL 0.2%
Grupo Carso S.A. de C.V.                20,800         60,542
Grupo Sanborns S.A. *                   12,100         28,561
Organizacion Soriana S.A.                8,100         40,522
                                                   --------------
                                                      129,625

TEXTILES & APPAREL 0.1%
Alfa, S.A.                              10,300         56,297
                                                   --------------
                                                      483,948

NETHERLANDS 1.3%
-----------------------------------------------------------------
CHEMICALS & RUBBER 0.3%
Akzo Nobel N.V.                          2,400        147,772

INFORMATION & SERVICES 0.2%
Koninklijke BAM Groep N.V.               6,538        115,267

OIL & COAL RESOURCES 0.6%
Koninklijke DSM N.V.                     7,200        315,730

                         See the accompanying notes to the financial statements. 72 Laudus Trust Semiannual Report

LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND

                                      NUMBER         VALUE
SECURITY                             OF SHARES        ($)
WHOLESALE 0.2%
Buhrmann N.V.                            6,000         90,339
                                                   --------------
                                                      669,108

PHILIPPINES 0.1%
-----------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 0.1%
Metropolitan Bank & Trust Co.           58,000         47,730

POLAND 0.8%
-----------------------------------------------------------------
BASIC MINERALS & METALS 0.5%
KGHM Polska Miedz S.A.                   7,200        230,825

COMMUNICATIONS UTILITIES 0.3%
Telekomunikacja Polska S.A.             28,000        177,765
                                                   --------------
                                                      408,590

PORTUGAL 1.0%
-----------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 0.5%
Banco Espirito Santo, S.A. (BES)        16,000        244,322

FINANCIAL INVESTMENTS 0.5%
Banco Comercial Portugues S.A.          90,000        279,657
                                                   --------------
                                                      523,979

RUSSIA 0.7%
-----------------------------------------------------------------
COMMUNICATIONS UTILITIES 0.3%
Mobile TeleSystems ADR                   3,800        143,526

OIL & COAL RESOURCES 0.4%
Tatneft ADR                              2,700        229,500
                                                   --------------
                                                      373,026
SINGAPORE 0.9%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.1%
Asia Food & Properties Ltd.             66,000         35,083
Golden Agri-Resources Ltd.              40,000         22,303
                                                   --------------
                                                       57,386

AIRLINES 0.3%
Singapore Airlines Ltd.                 15,000        137,655

AUTOS 0.1%
Jardine Cycle & Carriage Ltd.            7,000         52,749

BANKS & CREDIT INSTITUTIONS 0.2%
United Overseas Bank Ltd.               11,000        112,721

ELECTRIC UTILITIES 0.1%
SembCorp Industries Ltd.                38,000         80,239

INSURANCE 0.1%
Great Eastern Holding Ltd.               3,000         31,130

REAL ESTATE DEVELOPMENT 0.0%
Singapore Press Holdings Ltd.            2,000          5,150

                                      NUMBER         VALUE
SECURITY                             OF SHARES        ($)

RESTAURANTS, HOTELS & THEATERS
  0.0%
Raffles Holdings Ltd.                   12,000          5,516
                                                   --------------
                                                      482,546

SOUTH AFRICA 1.6%
-----------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 0.4%
Nedbank Group Ltd.                      14,000        205,038

BASIC MINERALS & METALS 0.9%
African Rainbow Minerals Ltd. *         27,000        237,349
AngloGold Ashanti Ltd.                   1,500         56,339
Harmony Gold Mining Co Ltd. *           12,000        155,168
                                                   --------------
                                                      448,856

COMMUNICATIONS UTILITIES 0.3%
Telkom South Africa Ltd.                 9,000        155,134
                                                   --------------
                                                      809,028

SOUTH KOREA 3.7%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.1%
Lotte Confectionery Co., Ltd.               40         48,787

AUTOS 0.5%
Hyundai Motor Co.                        1,590        135,984
Kia Motors Corp.                         6,000         97,293
                                                   --------------
                                                      233,277

BANKS & CREDIT INSTITUTIONS 0.4%
Industrial Bank Of Korea (IBK)           5,280         90,342
Woori Finance Holdings Co., Ltd.         5,460        115,073
                                                   --------------
                                                      205,415

BASIC MINERALS & METALS 0.1%
Korea Zinc Co., Ltd.                       550         49,773

BEER, LIQUOR, & TOBACCO 0.1%
KT&G Corp.                                 940         57,122

COMMUNICATIONS UTILITIES 0.2%
KT Freetel Co., Ltd.                     3,670        112,457

CONSTRUCTION & HOMEBUILDING 0.3%
Daelim Industrial Co., Ltd.              1,160         78,860
Hyundai Development Co.                  1,770         79,021
                                                   --------------
                                                      157,881

GOVERNMENT AIRCRAFT & DEFENSE
  0.6%
Hyundai Heavy Industries Co.,
  Ltd.                                   1,260        174,398
Samsung Heavy Industries Co.,
  Ltd.                                   5,310        129,577
                                                   --------------
                                                      303,975

INFORMATION & SERVICES 0.1%
Doosan Heavy Industries &
  Construction Co., Ltd.                 1,860         77,375

IT HARDWARE 0.1%
Samsung Techwin Co., Ltd.                1,770         72,405

See the accompanying notes to the financial statements.
                                             Laudus Trust Semiannual Report   73

LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND

PORTFOLIO HOLDINGS continued

                                      NUMBER         VALUE
SECURITY                             OF SHARES        ($)
MISCELLANEOUS FINANCE 0.8%
Samsung Securities Co., Ltd.             1,690         95,948
Shinhan Financial Group Co.,
  Ltd.                                   6,560        294,978
                                                   --------------
                                                      390,926
OIL DISTRIBUTION 0.2%
S-Oil Corp.                              1,400         93,518

RESTAURANTS, HOTELS & THEATERS
  0.1%
Kangwon Land, Inc.                       3,030         63,956

SOFTWARE 0.1%
NHN Corp. *                                690         72,261
                                                   --------------
                                                    1,939,128

SPAIN 2.1%
-----------------------------------------------------------------
AIRLINES 0.4%
Iberia Lineas Aereas de Espana
  S.A.                                  78,000        209,595

BANKS & CREDIT INSTITUTIONS 0.8%
Banco de Sabadell SA                     7,000        251,482
Banco Popular Espanol SA                 8,000        131,171
                                                   --------------
                                                      382,653

CONSTRUCTION & HOMEBUILDING 0.2%
Fomento de Construcciones y
  Contratas S.A.                         1,478        118,078

GAS & OTHER PUBLIC UTILITIES 0.1%
Enagas                                   2,800         67,872

LAND & WATER TRANSPORTATION 0.2%
Altadis S.A.                             2,184        103,756

MISCELLANEOUS FINANCE 0.3%
Corporacion Financiera Alba S.A.         2,851        170,563

REAL ESTATE DEVELOPMENT 0.1%
Inmobiliaria Urbis S.A.                  1,152         37,776
                                                   --------------
                                                    1,090,293

SWEDEN 2.2%
-----------------------------------------------------------------
BASIC MINERALS & METALS 0.3%
Boliden AB                               8,000        151,784

COMMUNICATIONS UTILITIES 0.3%
Tele2 AB, Class B                       16,000        161,587

GOVERNMENT AIRCRAFT & DEFENSE
  0.3%
Saab AB                                  6,000        150,766

                                      NUMBER         VALUE
SECURITY                             OF SHARES        ($)

METAL PRODUCTS & MACHINERY 1.2%
AB SKF, Class B                         16,711        244,349
Electrolux AB-Series B                  13,000        211,037
SSAB Svenskt Stal AB-Class B            10,493        186,264
                                                   --------------
                                                      641,650
OIL & COAL RESOURCES 0.1%
Vostok Nafta Investment Ltd.-SDR
  *                                        550         35,040
                                                   --------------
                                                    1,140,827

SWITZERLAND 3.2%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.3%
Barry Callebaut AG *                       350        166,865

BANKS & CREDIT INSTITUTIONS 0.3%
Banque Cantonale Vaudoise                  350        140,585

BASIC MINERALS & METALS 0.1%
Georg Fischer AG-Reg'd. *                  160         75,038

BIOTECHNOLOGY 0.4%
Serono S.A., Class B                       210        180,925

CHEMICALS & RUBBER 0.4%
Ciba Specialty Chemicals AG              3,300        199,084
Clariant AG *                            1,773         23,923
                                                   --------------
                                                      223,007

FURNITURE & HOUSEHOLD ITEMS 0.2%
Swatch Group AG                            426         82,274

INSURANCE 1.5%
Baloise Holding AG, Class R              2,400        235,411
Helvetia Patria Holding                    840        263,246
Swiss Life Holding *                     1,200        280,385
                                                   --------------
                                                      779,042
                                                   --------------
                                                    1,647,736

TAIWAN 3.6%
-----------------------------------------------------------------
AUTOS 0.1%
China Motor Corp.                       48,600         42,297

BANKS & CREDIT INSTITUTIONS 0.7%
China Development Financial
  Holding Corp.                        337,840        140,236
Hua Nan Financial Holdings Co.,
  Ltd.                                  48,000         31,509
Mega Financial Holding Co., Ltd.       252,000        178,159
                                                   --------------
                                                      349,904

BASIC MINERALS & METALS 0.1%
Walsin Lihwa Corp. *                   101,000         45,268

CELLULAR & WIRELESS 0.1%
Taiwan Mobile Co., Ltd.                 84,000         80,282

CHEMICALS & RUBBER 0.7%
Formosa Chemicals & Fibre Corp.         93,730        138,765
Formosa Plastics Corp.                 155,000        221,273
                                                   --------------
                                                      360,038

                         See the accompanying notes to the financial statements. 74 Laudus Trust Semiannual Report

LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND

                                      NUMBER         VALUE
SECURITY                             OF SHARES        ($)
COMMUNICATIONS UTILITIES 0.1%
Far EasTone Telecommunications
  Co., Ltd.                             65,000         70,402

INSTRUMENTS 0.4%
High Tech Computer Corp.                 7,200        190,335

IT HARDWARE 1.0%
Advanced Semiconductor
  Engineering Inc.                     110,000        102,308
AU Optronics Corp.                         780          1,103
Lite-On Technology Corp.                   437            540
Nan Ya Plastics Corp.                  174,070        243,406
Powerchip Semiconductor Corp.          183,119        116,798
Siliconware Precision Industries
  Co.                                    7,501          8,923
Sunplus Technology Co., Ltd.            25,000         23,872
Vanguard International
  Semiconductor Corp.                   49,379         31,490
                                                   --------------
                                                      528,440

LAND & WATER TRANSPORTATION 0.1%
Yang Ming Marine Transport              64,000         32,858

MAINFRAME & MINICOMPUTERS 0.1%
Compal Electronics, Inc.                 3,320          2,936
Quanta Computer, Inc.                   31,550         45,167
                                                   --------------
                                                       48,103
PHOTO-OPTICAL, MICROS & OFFICE
  MACHINERY 0.2%
Acer, Inc.                              46,460         78,613
Wistron Corp.                           40,000         45,269
                                                   --------------
                                                      123,882
                                                   --------------
                                                    1,871,809

THAILAND 0.6%
-----------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 0.2%
Bangkok Bank Public Co., Ltd.            2,000          5,688
Bank of Ayudhya Public Co., Ltd.        91,000         41,619
Krung Thai Bank Public Co., Ltd.       269,000         81,499
                                                   --------------
                                                      128,806

ELECTRIC UTILITIES 0.1%
Ratchaburi Electricity Generating
  Holding Public Co., Ltd.              40,000         37,237

OIL & COAL RESOURCES 0.2%
Banpu Public Co., Ltd.                   7,000         27,172
PTT Exploration & Production
  Public Co., Ltd.                      36,000        101,584
                                                   --------------
                                                      128,756

OIL DISTRIBUTION 0.1%
Thai Petrochemical Industry
  Public Co., Ltd. ADR *               157,000         28,585
                                                   --------------
                                                      323,384

TURKEY 0.4%
-----------------------------------------------------------------
AUTOS 0.3%
Koc Holding AS *                        48,000        153,671

                                      NUMBER         VALUE
SECURITY                             OF SHARES        ($)

BANKS & CREDIT INSTITUTIONS 0.1%
Turkiye Garanti Bankasi A.S.            20,000         59,004

CELLULAR & WIRELESS 0.0%
Turkcell Iletisim Hizmetleri AS          3,165         16,259
                                                   --------------
                                                      228,934

UNITED KINGDOM 14.0%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.5%
Dairy Crest Group plc                      946         10,414
Tate & Lyle plc                         18,900        254,560
                                                   --------------
                                                      264,974

AIRLINES 0.4%
British Airways plc *                   25,515        203,904

AUTOS 0.4%
GKN plc                                 38,000        204,418

BANKS & CREDIT INSTITUTIONS 0.8%
Bradford & Bingley plc                  26,000        230,279
Close Brothers Group plc                 7,500        143,322
Intermediate Capital Group plc           1,612         43,057
                                                   --------------
                                                      416,658

BASIC MINERALS & METALS 1.5%
Antofagasta plc                         24,000        205,663
Corus Group plc                         30,000        218,025
Kazakhmys plc                            7,200        154,348
Vedanta Resources plc                    8,241        179,425
                                                   --------------
                                                      757,461

BEER, LIQUOR, & TOBACCO 0.9%
Gallaher Group plc                      13,800        225,667
Scottish & Newcastle plc                24,000        256,068
                                                   --------------
                                                      481,735

CELLULAR & WIRELESS 0.3%
The Carphone Warehouse plc              30,000        172,526

DRUGS & PHARMACEUTICALS 0.0%
Shire Pharmaceuticals plc                1,228         20,315

ELECTRIC UTILITIES 0.6%
British Energy Group plc *              22,500        243,990
International Power plc                 12,000         70,282
                                                   --------------
                                                      314,272

FOREST PRODUCTS & PAPER 0.3%
DS Smith plc                            54,000        155,783

GAS & OTHER PUBLIC UTILITIES 0.7%
Kelda Group plc                         11,452        182,307
Severn Trent plc                         6,792        169,671
                                                   --------------
                                                      351,978

GOVERNMENT AIRCRAFT & DEFENSE
  0.4%
Vt Group plc                            23,000        208,365

See the accompanying notes to the financial statements.
                                             Laudus Trust Semiannual Report   75

LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND

PORTFOLIO HOLDINGS continued

                                      NUMBER         VALUE
SECURITY                             OF SHARES        ($)
INFORMATION & SERVICES 0.8%
AMEC plc                                33,765        226,480
Group 4 Securicor plc                   54,000        171,007
                                                   --------------
                                                      397,487

INSURANCE 2.4%
Brit Insurance Holdings plc             40,482        228,677
Catlin Group Ltd.                       21,091        188,951
Old Mutual plc                         117,000        366,730
Resolution plc                          19,125        221,010
Royal & Sun Alliance Insurance
  Group plc                             88,000        245,332
                                                   --------------
                                                    1,250,700

MISCELLANEOUS FINANCE 1.2%
Amvescap plc                            29,000        314,634
Investec plc                            20,000        196,471
Legal & General Group plc               48,000        127,882
                                                   --------------
                                                      638,987
PHOTO-OPTICAL, MICROS & OFFICE
  MACHINERY 0.2%
Laird Group plc                         11,000         77,470

PUBLISHING, BROADCASTING & CINEMA
  0.2%
WPP Group plc                            9,900        122,632

REAL ESTATE DEVELOPMENT 0.6%
Brixton plc                              8,000         79,202
Hammerson plc                            9,600        235,639
                                                   --------------
                                                      314,841
RESTAURANTS, HOTELS & THEATERS
  1.8%
Compass Group plc                       54,000        271,306
Greene King plc                         13,300        224,837
Millennium & Copthorne Hotel plc         6,375         57,426
Punch Taverns plc                        8,400        152,539
Whitbread plc *                          9,000        218,056
                                                   --------------
                                                      924,164
                                                   --------------
                                                    7,278,670
                                                   --------------
TOTAL COMMON STOCK
  (COST $48,364,186)                               49,604,938
                                                   --------------

                                      NUMBER         VALUE
SECURITY                             OF SHARES        ($)

PREFERRED STOCK 1.2% OF NET ASSETS

BRAZIL 1.1%
-----------------------------------------------------------------
Centrais Eletricas Brasileiras
  S.A.                               1,368,000         28,312
Companhia Brasileira de Petroleo
  Ipiranga                               1,200          9,493
Companhia Energetica de Minas
  Gerais                             2,307,000         90,506
Companhia Paranaense de Energia-
  Copel *                            2,894,000         32,610
Embratel Participacoes S.A.         10,910,000         34,572
Gerdau S.A.                              2,800         37,654
Itausa-Investimentos Itau S.A. *        16,800         69,153
Metalurgica Gerdau S.A.                  3,800         63,144
Sadia S.A.                               7,700         20,929
Sao Paulo Alpargatas S.A.                  200          8,279
Tele Norte Leste Participacoes
  S.A.                                   6,900         94,251
Telemar Norte Leste S.A.                 2,600         54,779
Ultrapar Participacoes S.A.              1,000         17,661
                                                   --------------
                                                      561,343

COLUMBIA 0.1%
-----------------------------------------------------------------
BanColombia S.A. ADR                     2,700         77,220
                                                   --------------
TOTAL PREFERRED STOCK
  (COST $606,594)                                     638,563
                                    FACE AMOUNT      VALUE
SECURITY                                ($)           ($)
SHORT-TERM INVESTMENT 1.7% OF NET ASSETS

REPURCHASE AGREEMENT 1.7%
-----------------------------------------------------------------
Fixed Income Clearing Corp. dated
  09/29/06, due 10/02/06 at 4.8%,
  with a maturity value of
  $852,341 (fully collateralized
  by Federal National Mortgage
  Association with a value of
  $871,562).                           852,000        852,000
                                                   --------------
TOTAL SHORT-TERM INVESTMENT
  (COST $852,000)                                     852,000
-----------------------------------------------------------------
END OF INVESTMENTS.

At September 30, 2006 the tax basis cost of the fund's investments was $49,835,903 and the unrealized appreciation and depreciation was $2,728,413 and ($1,468,814), respectively, with a net unrealized appreciation of $1,259,599.

*  Non-income producing security.
   ADR -- American Depositary Receipt
   GDR -- Global Depositary Receipt
   SDR -- Special Drawing Rights

                         See the accompanying notes to the financial statements. 76 Laudus Trust Semiannual Report

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS as of September 30, 2006, (Unaudited)

                                       COST             VALUE
HOLDINGS BY CATEGORY                    ($)              ($)
-----------------------------------------------------------------
 97.9%     COMMON STOCK            1,324,213,256    1,487,024,617
  0.1%     PREFERRED STOCK             1,308,341        1,573,665
   --%     RIGHTS                             --           13,067
   --%     WARRANTS                           --            5,037
  0.7%     SHORT-TERM INVESTMENTS     10,413,000       10,413,000
-----------------------------------------------------------------
 98.7%     TOTAL INVESTMENTS       1,335,934,597    1,499,029,386
  8.3%     COLLATERAL INVESTED
           FOR SECURITIES ON LOAN    125,044,405      125,044,405
 (7.0)%    OTHER ASSETS AND
           LIABILITIES                               (105,797,312)
-----------------------------------------------------------------
100.0%     NET ASSETS                               1,518,276,479

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
COMMON STOCK 97.9% OF NET ASSETS

AUSTRALIA 3.9%
------------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.4%
ABB Grain Ltd.                        219,332        1,093,117
Auspine Ltd. (a)                       12,200           38,818
AWB Ltd. (a)                          506,316        1,232,792
Forest Enterprises Australia
  Ltd.                                291,389          125,872
Futuris Corp., Ltd. (a)             1,091,969        1,649,206
Great Southern Plantations
  Ltd. (a)                            642,000        1,191,039
McGuigan Simeon Wines Ltd.             55,300          101,009
Ridley Corp., Ltd.                    326,100          275,372
Timbercorp Ltd. (a)                    75,510          157,179
                                                 -----------------
                                                     5,864,404

AUTOS 0.0%
Pacifica Group Ltd. (a)               177,002          197,330

BANKS & CREDIT INSTITUTIONS 0.4%
Adelaide Bank Ltd. (a)                173,947        1,665,395
Bank of Queensland Ltd. (a)           180,000        2,074,187
Bendigo Bank Ltd. (a)                 175,214        1,886,921
                                                 -----------------
                                                     5,626,503

BASIC MINERALS & METALS 1.0%
Ausdrill Ltd.                         556,300          588,320
CBH Resources Ltd. (a)*             2,386,714          816,424
Consolidated Rutile Ltd.              400,075          175,973
Downer EDI Ltd.                       349,616        1,561,352
Equigold NL                           392,304          412,695
Felix Resources Ltd. (a)*             373,215          767,545
Independence Group NL                 353,935        1,053,006
Macmahon Holdings Ltd.              1,699,900          988,317
Mincor Resources NL                 1,034,384        1,070,322
Perilya Ltd.                          115,371          246,760
Portman Ltd. *                        106,301          376,324
Resolute Mining Ltd. *                336,079          362,078
Sally Malay Mining Ltd. *             428,110          406,166
Smorgon Steel Group Ltd.            1,422,508        1,763,905
Sons Of Gwalia Ltd.
  (a)(b)(c)*                           58,024               --

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
Straits Resources Ltd.                330,522          984,441
Zinifex Ltd.                          495,700        4,331,538
                                                 -----------------
                                                    15,905,166

BEER, LIQUOR, & TOBACCO 0.1%
Lion Nathan Ltd.                      264,000        1,592,582

COMMUNICATIONS UTILITIES 0.0%
B Digital Ltd.                        928,940          107,313

CONSTRUCTION & HOMEBUILDING 0.0%
Sunland Group Ltd.                    421,578          743,545

CONSTRUCTION MATERIALS 0.1%
Adelaide Brighton Ltd.                777,231        1,366,148

DRUGS & PHARMACEUTICALS 0.1%
Mayne Pharma Ltd. (a)*                407,708        1,304,181

FINANCIAL INVESTMENTS 0.2%
City Pacific Ltd. (a)                  84,449          292,150
Coates Hire Ltd.                      484,844        2,057,642
National Hire Group Ltd.               74,300          105,080
                                                 -----------------
                                                     2,454,872

FOREST PRODUCTS & PAPER 0.1%
PaperlinX Ltd. (a)                    295,813          848,161

GAS & OTHER PUBLIC UTILITIES 0.0%
Hastings Diversified
  Utilities Fund                      110,700          253,781

HEALTH CARE & HOSPITAL 0.2%
DCA Group Ltd. (a)                    921,792        2,354,913
Ramsay Health Care Ltd.                29,200          218,639
                                                 -----------------
                                                     2,573,552

INFORMATION & SERVICES 0.1%
Candle Australia Ltd.                  50,173          124,953
Spotless Group Ltd. (a)               358,100        1,231,169
Vision Systems Ltd. (a)               140,451          331,418
                                                 -----------------
                                                     1,687,540

INSTRUMENTS 0.1%
Ansell Ltd.                           157,092        1,239,328

INSURANCE 0.0%
OAMPS Ltd.                            131,899          441,704

LAND & WATER TRANSPORTATION 0.0%
K & S Corp., Ltd.                       4,644           12,447

OIL & COAL RESOURCES 0.1%
ARC Energy Ltd. *                     763,650          818,664
Centennial Coal Co., Ltd.              99,800          273,555
New Hope Corp., Ltd.                  521,437          531,317
                                                 -----------------
                                                     1,623,536

PUBLISHING, BROADCASTING & CINEMA 0.1%
Austereo Group Ltd.                   619,305          848,540
PMP Ltd. *                            730,998          815,989
Village Roadshow Ltd. *               185,339          338,243
                                                 -----------------
                                                     2,002,772

REAL ESTATE DEVELOPMENT 0.0%
AVJennings Ltd.                         6,100            5,162

See the accompanying notes to the financial statements.
                                             Laudus Trust Semiannual Report   77

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
RESTAURANTS, HOTELS & THEATERS 0.0%
Amalgamated Holdings Ltd.             118,887          422,490

RETAIL 0.3%
Brazin Ltd.                           450,913          433,870
David Jones Ltd. (a)                  893,500        2,317,809
Symbion Health Ltd.                   920,497        2,339,626
                                                 -----------------
                                                     5,091,305

SOFTWARE 0.1%
HPAL Ltd.                             325,379          390,750
UXC Ltd.                              607,092          590,142
                                                 -----------------
                                                       980,892

TEXTILES & APPAREL 0.1%
Pacific Brands Ltd. (a)               863,085        1,626,268

WHOLESALE 0.4%
Alesco Corp., Ltd.                    158,740        1,111,561
Australian Pharmaceutical
  Industries Ltd. (a)                 620,700        1,027,340
Crane Group Ltd.                          226            2,009
Funtastic Ltd. (a)                    465,795          554,970
Housewares International Ltd.          11,413           14,743
Sims Group Ltd. (a)                   202,873        3,126,206
                                                 -----------------
                                                     5,836,829
                                                 -----------------
                                                    59,807,811
AUSTRIA 1.3%
------------------------------------------------------------------

AIRLINES 0.0%
Austrian Airlines (a)*                 11,918          109,862

BASIC MINERALS & METALS 0.9%
Boehler-Uddeholm AG                    98,560        5,548,030
Voestalpine AG (a)                    173,120        7,157,020
                                                 -----------------
                                                    12,705,050
COMMUNICATIONS UTILITIES 0.1%
Telekom Austria AG                     66,400        1,674,578

CONSTRUCTION & HOMEBUILDING 0.0%
Allgemeine Baugesellschaft-A.
  Porr AG                                 393           64,286

FOREST PRODUCTS & PAPER 0.0%
Mayr-Melnhof Karton AG                  1,420          243,823

REAL ESTATE DEVELOPMENT 0.3%
Immofinanz Immobilien Anlagen
  AG *                                417,600        5,034,590

TEXTILES & APPAREL 0.0%
Linz Textil Hdg AG                         57           10,119

WHOLESALE 0.0%
Ottakringer Brauerei AG                   564           66,870
                                                 -----------------
                                                    19,909,178

BELGIUM 1.4%
------------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.0%
Floridienne S.A.                          666           65,808

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)

COMMERCIAL AIRCRAFT & COMPONENTS 0.0%
Societe Anonyme Belge de
  Constructions Aeronautques
  (SABCA)                                 666           17,731

CONSTRUCTION & HOMEBUILDING 0.1%
Compagnie Francois d'
  Enterprises (CFE)                     1,013          949,757

CONSTRUCTION MATERIALS 0.0%
Carrieres Unies de Porphyre
  S.A.                                     11           31,817

FINANCIAL INVESTMENTS 0.2%
Atenor Group                           11,372          427,561
Econocom Group                         62,739          455,061
GIMV N.V.                              42,852        2,559,960
Quest For Growth                       22,000          251,074
                                                 -----------------
                                                     3,693,656

INSTRUMENTS 0.5%
Agfa Gevaert N.V. (a)                 265,000        6,281,104
Ion Bearn Applications *               43,530          786,651
                                                 -----------------
                                                     7,067,755

METAL PRODUCTS & MACHINERY 0.0%
Laundry Systems Group *                31,418          454,316
Picanol *                               6,540          107,836
                                                 -----------------
                                                       562,152

REAL ESTATE DEVELOPMENT 0.0%
Cofinimmo                                 605          114,665

RESTAURANTS, HOTELS & THEATERS 0.2%
S.A. D'Ieteren N.V.                     7,928        2,645,755

RETAIL 0.4%
Brantano Group N.V. (a)                 4,261          196,724
Delhaize Group (a)                     69,956        5,876,795
                                                 -----------------
                                                     6,073,519

SOFTWARE 0.0%
Dolmen Computer Applications
  N.V.                                  5,289           69,766

WHOLESALE 0.0%
SAPEC S.A.                              2,737          299,552
                                                 -----------------
                                                    21,591,933

CANADA 6.1%
------------------------------------------------------------------

AGRICULTURE, FOOD & BEVERAGE 0.3%
Canada Bread Co., Ltd.                 39,600        2,102,670
Saputo, Inc.                           59,600        1,930,235
                                                 -----------------
                                                     4,032,905

AIRLINES 0.2%
ACE Aviation Holdings, Inc.,
  Class A *                            72,300        2,235,463
Transat A.T., Inc., Class A            17,300          379,199
                                                 -----------------
                                                     2,614,662

                         See the accompanying notes to the financial statements. 78 Laudus Trust Semiannual Report

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
BANKS & CREDIT INSTITUTIONS 0.0%
Canadian Western Bank                   8,100          306,970
Laurentian Bank of Canada               9,000          231,492
                                                 -----------------
                                                       538,462

BASIC MINERALS & METALS 1.2%
Agnico-Eagle Mines Ltd.               107,400        3,325,533
Algoma Steel, Inc. *                   29,500          826,343
Aur Resources Inc.                    210,400        3,388,235
Gerdau Ameristeel Corp.               194,600        1,767,112
Inmet Mining Corp.                    136,100        5,145,682
IPSCO, Inc.                            30,256        2,622,683
Northgate Minerals Corp. *             70,600          226,754
Teck Cominco Ltd., Class B              5,000          312,450
Yamana Gold, Inc.                      49,100          452,454
                                                 -----------------
                                                    18,067,246

BIOTECHNOLOGY 0.1%
QLT, Inc. *                           171,584        1,295,611

CHEMICALS & RUBBER 0.4%
Agrium, Inc.                           19,900          537,669
Methanex Corp.                        228,300        5,533,122
                                                 -----------------
                                                     6,070,791

COMMUNICATIONS UTILITIES 0.4%
Cogeco Cable, Inc.                     75,400        1,745,786
Corus Entertainment, Inc.,
  Class B                             119,000        4,537,490
                                                 -----------------
                                                     6,283,276
DRUGS & PHARMACEUTICALS 0.1%
Angiotech Pharmaceuticals,
  Inc. *                              180,100        1,579,047
Patheon, Inc. *                        85,500          388,584
                                                 -----------------
                                                     1,967,631

ELECTRIC UTILITIES 0.4%
ATCO Ltd., Class I                    158,900        6,017,658

FOREST PRODUCTS & PAPER 0.5%
Canfor Corp. *                         87,200          869,855
Cascades, Inc.                        182,200        1,987,043
Domtar, Inc. *                        202,200        1,186,698
Intertape Polymer Group,
  Inc. *                              133,100        1,026,457
Norbord, Inc.                         188,600        1,359,978
West Fraser Timber Co., Ltd.           45,400        1,449,226
                                                 -----------------
                                                     7,879,257
GAS & OTHER PUBLIC UTILITIES 0.0%
Newalta Income Fund                     2,500           71,863

INFORMATION & SERVICES 0.1%
FirstService Corp. *                   89,000        2,118,005

INSURANCE 0.3%
Industrial Alliance Insurance
  and Financial Services,
  Inc.                                132,600        3,785,521
Kingsway Financial Services,
  Inc.                                 20,600          468,119
                                                 -----------------
                                                     4,253,640

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)

IT HARDWARE 0.2%
ATI Technologies, Inc. *               52,800        1,128,982
CAE, Inc.                             148,900        1,269,530
Celestica, Inc. *                     112,400        1,204,699
                                                 -----------------
                                                     3,603,211

METAL PRODUCTS & MACHINERY 0.1%
Husky Injection Molding
  Systems Ltd. *                        4,800           20,141
Linamar Corp.                         198,600        2,274,283
                                                 -----------------
                                                     2,294,424

MISCELLANEOUS FINANCE 0.2%
Dundee Corp., Class A *                15,400          664,773
Dundee Wealth Management,
  Inc.                                157,400        1,689,823
                                                 -----------------
                                                     2,354,596

OIL DRILLING & SERVICES 0.4%
Compton Petroleum Corp. *              24,200          241,405
Flint Energy Services Ltd. *            2,100          111,843
Real Resources, Inc. *                 91,300        1,559,308
Trican Well Service Ltd.              220,400        3,712,934
                                                 -----------------
                                                     5,625,490

PUBLISHING, BROADCASTING & CINEMA 0.7%
Astral Media, Inc.                    140,700        5,065,326
Torstar Corp., Class B                 77,400        1,388,387
Transcontinental, Inc.,
  Class A                             217,200        3,557,980
                                                 -----------------
                                                    10,011,693

REAL ESTATE DEVELOPMENT 0.0%
BPO Properties Ltd.                     4,400          212,373

RETAIL 0.2%
Empire Co., Ltd., Class A              22,500          820,286
Sobeys, Inc.                           83,800        2,818,949
                                                 -----------------
                                                     3,639,235

SOAPS & COSMETICS 0.1%
CCL Industries, Inc., Class B          61,000        1,501,329

SOFTWARE 0.2%
CGI Group, Inc. *                       3,600           23,576
Open Text Corp. *                     148,200        2,651,756
                                                 -----------------
                                                     2,675,332
                                                 -----------------
                                                    93,128,690

CHINA 0.3%
------------------------------------------------------------------

DRUGS & PHARMACEUTICALS 0.1%
Shanghai Industrial Holdings
  Ltd.                                509,000          961,070

FINANCIAL INVESTMENTS 0.0%
Asia Satellite
  Telecommunications Holdings
  Ltd.                                 46,498           77,561

See the accompanying notes to the financial statements.
                                             Laudus Trust Semiannual Report   79

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
LAND & WATER TRANSPORTATION 0.1%
GZI Transportation Ltd.               614,000          291,432
Sichuan Expressway Co., Ltd.        3,560,146          612,145
Sinotrans Ltd.                         16,000            5,474
                                                 -----------------
                                                       909,051

METAL PRODUCTS & MACHINERY 0.1%
Harbin Power Equipment Co.,
  Ltd.                              1,544,000        1,246,751
Jingwei Textile Machinery
  Co., Ltd., Class H                   36,000            8,780
                                                 -----------------
                                                     1,255,531
OIL DRILLING & SERVICES (0.1)%
Shandong Molong Petroleum
  Machinery Co., Ltd.                   5,000            1,412

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 0.0%
Great Wall Technology Co.,
  Ltd., Class H                       509,320           85,658

TEXTILES & APPAREL 0.1%
Weiqiao Textile Co., Ltd.             915,000        1,211,961
                                                 -----------------
                                                     4,502,244

DENMARK 1.5%
------------------------------------------------------------------

AGRICULTURE, FOOD & BEVERAGE 0.3%
Danisco A/S (a)                        60,493        4,909,100

BANKS & CREDIT INSTITUTIONS 0.4%
Ostjydsk Bank A/S                         982          185,473
Sydbank A/S (a)                       149,400        5,501,013
                                                 -----------------
                                                     5,686,486

BEER, LIQUOR, & TOBACCO 0.4%
Carlsberg A/S                          62,697        5,269,577

CONSTRUCTION & HOMEBUILDING 0.0%
Arkil Holding A/S                       1,015          166,011

FINANCIAL INVESTMENTS 0.0%
SmallCap Danmark A/S                   13,872          178,190

FOREST PRODUCTS & PAPER 0.0%
Brodrene Hartmann A/S                   1,270           53,914

FURNITURE & HOUSEHOLD ITEMS 0.0%
ITH Industri Invest A/S                   245            9,625

INFORMATION & SERVICES 0.0%
PER Aarsleff A/S, Class B               7,416          635,191

INSURANCE 0.2%
Codan A/S (The Codan Group)            42,300        3,002,142

IT HARDWARE 0.1%
Thrane & Thrane A/S                    18,139        1,065,793

LAND & WATER TRANSPORTATION 0.0%
DFDS A/S                                6,009          537,256

METAL PRODUCTS & MACHINERY 0.0%
GPV Industri A/S                        4,000          187,100

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)

PUBLISHING, BROADCASTING & CINEMA 0.0%
Gyldendalske Boghandel                    325           61,906
SKAKO Industries A/S                    4,500          219,649
                                                 -----------------
                                                       281,555

REAL ESTATE DEVELOPMENT 0.1%
Keops A/S (a)                         232,086          702,453

WHOLESALE 0.0%
Sanistaal A/S, Class B                  4,394          581,543
                                                 -----------------
                                                    23,265,936

FINLAND 1.2%
------------------------------------------------------------------

AGRICULTURE, FOOD & BEVERAGE 0.0%
Lannen Tehtaat Oyi                     13,978          370,920
Raisio plc, Class K                     4,381            8,339
Raisio plc, Class V                    21,400           39,563
                                                 -----------------
                                                       418,822

AIRLINES 0.3%
Finnair Oyj                           224,000        3,659,327

BASIC MINERALS & METALS 0.6%
Outokumpu Oyj (a)                     108,752        2,774,173
Rautaruukki Oyj                       191,825        5,502,470
                                                 -----------------
                                                     8,276,643

CHEMICALS & RUBBER 0.0%
Kemira Oyj                              7,264          135,421

FINANCIAL INVESTMENTS 0.0%
Amanda Capital Oyj                      1,400            5,130

FOREST PRODUCTS & PAPER 0.2%
Huhtamaki Oyj (a)                     138,554        2,398,029

INSTRUMENTS 0.0%
Larox Oyj                              26,000          260,617

IT HARDWARE 0.0%
Elcoteq Network Corp.,
  Class A (a)                           1,894           26,360
Okmetic Oyj *                          60,000          249,701
                                                 -----------------
                                                       276,061

MISCELLANEOUS FINANCE 0.0%
Neomarkka Oyj                          21,000          201,905
Norvestia Oyj, Class B                 35,995          381,116
                                                 -----------------
                                                       583,021

REAL ESTATE DEVELOPMENT 0.1%
Sponda Oyj                            148,831        1,679,655

SOFTWARE 0.0%
Tekla Oyj                              23,003          164,649
                                                 -----------------
                                                    17,857,375

FRANCE 8.2%
------------------------------------------------------------------

AGRICULTURE, FOOD & BEVERAGE 0.1%
Bongrain S.A.                           4,174          322,863
Evialis                                 8,700          398,094
Fromageries Bel S.A.                        1              189
Provimi SA                                295           10,973

                         See the accompanying notes to the financial statements. 80 Laudus Trust Semiannual Report

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
Rougier SA                                265           34,376
Sucriere de Pithiviers Le
  Vieil                                   255          229,452
                                                 -----------------
                                                       995,947

AIRLINES 0.5%
Air France-KLM                        273,000        8,214,632

AUTOS 0.9%
MGI Coutier                               644           20,121
PSA Peugeot Citroen (a)               169,930        9,580,578
Societe Fonciere, Financiere
  et de Participations (FFP)           19,440        4,212,730
                                                 -----------------
                                                    13,813,429

BANKS & CREDIT INSTITUTIONS 0.0%
Caisse Regionale du Credit
  Agricole Mutuel Loire
  Haute-Loire                             815           70,120
Societe de Development
  Regional de la Bretagne               8,106           37,518
                                                 -----------------
                                                       107,638

BEER, LIQUOR, & TOBACCO 0.3%
Pernod Ricard SA                        9,433        1,962,065
Remy Cointreau S.A. (a)                56,603        2,844,025
                                                 -----------------
                                                     4,806,090

CHEMICALS & RUBBER 1.4%
Compagnie Generale des
  Etablissements Michelin,
  Class B (a)                         204,000       14,947,519
Eramet                                 40,800        6,337,165
Societe Anonyme d'Explosifs
  et de Produits Chimiques                572          287,881
                                                 -----------------
                                                    21,572,565

CONSTRUCTION MATERIALS 0.3%
Ciments Francais                       24,316        3,844,440

CONSUMER DURABLES 0.1%
Bacou-Dalloz                           14,164        1,659,674

FINANCIAL INVESTMENTS 0.1%
Altamir et Compagnie                    1,676          350,320
IDI                                     1,727           71,808
Societe Alsacienne et
  Lorraine de Valeurs
  d'Entreprises et de
  Participations                        4,000          529,092
                                                 -----------------
                                                       951,220

FURNITURE & HOUSEHOLD ITEMS 0.0%
Plastivaloire                             300            8,370

INFORMATION & SERVICES 0.4%
A Novo *                              102,365          103,506
ADLPartner *                            7,132          132,235
Compagnie Generale de
  Geophysique S.A. (a)*                34,700        5,335,502
Ginger *                                8,835          166,529
Groupe Crit                             8,927          373,982
Groupe Diffusion Plus                      85            3,617
Groupe ONET                               602          309,948

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
Prodef S.A.                               270          148,333
Tessi SA                                   90            5,256
                                                 -----------------
                                                     6,578,908

INSURANCE 0.6%
CNP Assurances (a)                     88,100        8,537,073

LAND & WATER TRANSPORTATION 0.0%
Geodis SA                               2,222          357,836
Touax                                   4,023          124,180
                                                 -----------------
                                                       482,016

METAL PRODUCTS & MACHINERY 0.4%
Constructions Industrielles
  dela Mediterranee SA                  1,056          148,076
Gevelot                                 3,516          252,820
Groupe Finuchem                        18,200          397,599
Securidev SA                              356            8,306
Valeo SA (a)                          155,202        5,525,611
                                                 -----------------
                                                     6,332,412

MISCELLANEOUS FINANCE 0.8%
ABC Arbitrage                           7,941           28,805
Natexis Banques Populaires             39,510       10,933,958
Viel et Compagnie                      72,979          420,137
                                                 -----------------
                                                    11,382,900

OIL DISTRIBUTION 0.0%
Esso S.A.F                                613          137,910

PUBLISHING, BROADCASTING & CINEMA 0.2%
Havas SA (a)                          544,747        2,532,886

REAL ESTATE DEVELOPMENT 0.0%
Compagnie Industrielle et
  Financiere d' Entreprises               598          130,426
Icade Fonciere des Pimonts
  S.A.                                     40            5,326
                                                 -----------------
                                                       135,752

RESTAURANTS, HOTELS & THEATERS 0.7%
Club Mediterranee SA *                    225           11,989
Compagnie des Alpes                     2,065          177,421
Groupe Flo *                           44,837          467,070
Pierre & Vacances                       3,129          354,263
Sodexho Alliance SA (a)               185,200       10,246,218
                                                 -----------------
                                                    11,256,961

RETAIL 0.2%
Nissan France SA *                        404           58,401
Rallye SA (a)                          59,724        2,823,826
Vet' Affaires *                         6,000          164,148
                                                 -----------------
                                                     3,046,375

SOAPS & COSMETICS 0.0%
Jacques Bogart S.A. (c)                    16            1,897

SOFTWARE 1.1%
Atos Origin SA *                       91,534        5,033,786
Cap Gemini SA                         208,500       11,034,944
GFI Informatique                       37,935          263,210
Jet Multimedia                            432            8,060
Lectra                                  5,256           31,509

See the accompanying notes to the financial statements.
                                             Laudus Trust Semiannual Report   81

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
Prosodie S.A.                          19,014          494,422
XRT                                   110,000          211,736
                                                 -----------------
                                                    17,077,667

WHOLESALE 0.1%
Guillin Emballages                        181           16,975
L.D.C. S.A. (a)                         7,255          624,096
                                                 -----------------
                                                       641,071
                                                 -----------------
                                                   124,117,833

GERMANY 6.3%
------------------------------------------------------------------

AGRICULTURE, FOOD & BEVERAGE 0.3%
Frosta AG                              10,062          193,724
Sachsenmilch AG                            31          102,160
Suedzucker AG (a)                     165,264        4,075,905
                                                 -----------------
                                                     4,371,789

AIRLINES 0.1%
Deutsche Lufthansa AG                  78,559        1,660,728

BASIC MINERALS & METALS 0.4%
Norddeutsche Affinerie AG (a)         100,172        2,407,617
ThyssenKrupp AG                        96,294        3,234,511
                                                 -----------------
                                                     5,642,128

BEER, LIQUOR, & TOBACCO 0.0%
Sektkellerei Schloss
  Wachenheim AG                        26,488          327,146

CELLULAR & WIRELESS 0.1%
Drillisch AG                          108,870          655,533
Funkwerk AG                            11,006          203,194
                                                 -----------------
                                                       858,727

CHEMICALS & RUBBER 0.5%
Lanxess *                             169,243        7,254,887

COMMUNICATIONS UTILITIES 0.2%
Mobilcom AG (a)*                      129,290        2,997,720

CONSTRUCTION & HOMEBUILDING 0.0%
Strabag AG                                373           60,903

CONSTRUCTION MATERIALS 0.0%
Augusta Technologie AG *                9,326          137,889

DRUGS & PHARMACEUTICALS 0.4%
Merck KGaA (a)                         62,735        6,643,267

FINANCIAL INVESTMENTS 0.1%
Deutsche Beteiligungs AG               32,909          738,057
Edel Music AG *                        49,860          214,965
                                                 -----------------
                                                       953,022

GOVERNMENT AIRCRAFT & DEFENSE 0.4%
Rheinmetall AG (a)                     85,000        6,174,099

HEALTH CARE & HOSPITAL 0.0%
Maternus-Kliniken AG *                 36,915           70,683
Mediclin AG *                          17,756           90,062
                                                 -----------------
                                                       160,745

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)

INFORMATION & SERVICES 0.0%
D. Logistics AG (a)*                  120,000          279,991
Ruecker AG                             28,950          234,945
                                                 -----------------
                                                       514,936

INSTRUMENTS 0.6%
Fresenius AG (a)                       51,200        8,955,355
Wavelight AG (a)*                       5,239           38,233
                                                 -----------------
                                                     8,993,588

INSURANCE 0.1%
DBV-Winterthur Holding AG                 277           21,973
Wuerttembergische
  Lebensversicherung AG                32,600        1,632,869
                                                 -----------------
                                                     1,654,842

IT HARDWARE 0.9%
ADCapital AG                              498            6,480
Infineon Technologies AG *          1,124,000       13,307,915
                                                 -----------------
                                                    13,314,395

METAL PRODUCTS & MACHINERY 0.8%
Deutz AG (a)*                          18,561          196,058
Duerr AG *                             37,500          914,426
Gesco AG                                  508           25,095
Gildemeister AG (a)                   170,000        1,715,919
KSB AG *                                3,420        1,148,814
Salzgitter AG                          93,876        8,802,576
                                                 -----------------
                                                    12,802,888

OIL DISTRIBUTION 0.1%
Fuchs Petrolub AG                      16,955          879,832

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 0.4%
Heidelberger Druckmaschinen
  AG (a)                              150,600        6,197,774
Koenig & Bauer AG                       9,040          286,662
                                                 -----------------
                                                     6,484,436

REAL ESTATE DEVELOPMENT 0.0%
Deutsche Real Estate AG *              17,939           69,320

RESTAURANTS, HOTELS & THEATERS 0.0%
IFA Hotel & Touristik AG *             25,000          234,906

RETAIL 0.3%
Hornback Baumarkt
  Aktiengesellschaft                   37,600        1,954,665
KarstadtQuelle AG (a)*                128,466        3,046,820
                                                 -----------------
                                                     5,001,485

SOFTWARE 0.0%
Brain Force Holding AG                  4,740           17,551
ComBOTS AG *                            5,459           66,800
Computerlinks Comp                     10,306          163,433
GFT Technologies AG *                  18,063           54,682
Mensch + Maschine                       7,903           54,115
PC- Ware AG                            12,805          194,452
PSI AG fuer Produkte und
  Systeme der
  Informationstechnologie *             1,395            7,722
                                                 -----------------
                                                       558,755

                         See the accompanying notes to the financial statements. 82 Laudus Trust Semiannual Report

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
WHOLESALE 0.6%
GEA Group AG                          368,331        6,624,186
Herlitz AG *                           35,558          203,763
INTERSEROH AG                          35,017        1,242,140
KAP Beteiligungs AG                     1,223           42,338
VBH Holding AG *                        4,348           21,061
WMF-Wuerttemebgische
  Metallwarenfabrik AG                  6,000          189,714
                                                 -----------------
                                                     8,323,202
                                                 -----------------
                                                    96,075,635

GREECE 0.6%
------------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 0.2%
Bank of Greece                         26,314        3,118,222

COMMUNICATIONS UTILITIES 0.1%
Hellenic Telecommunications
  Organization S.A. (OTE) *            49,110        1,202,232

CONSTRUCTION & HOMEBUILDING 0.0%
Aegek S.A. *                           22,055           30,414

OIL DISTRIBUTION 0.2%
Hellenic Petroleum S.A.               246,873        2,955,104

RESTAURANTS, HOTELS & THEATERS 0.1%
OPAP S.A.                              42,106        1,416,985

RETAIL 0.0%
Nirefs Aquaculture S.A.               125,987          568,713
                                                 -----------------
                                                     9,291,670

HONG KONG 1.6%
------------------------------------------------------------------

BANKS & CREDIT INSTITUTIONS 0.2%
Asia Financial Holdings Ltd.        1,008,000          592,484
Fubon Bank (Hong Kong) Ltd.           998,000          386,565
Liu Chong Hing Bank Ltd.              285,000          632,230
Public Financial Holdings
  Ltd.                                152,000          117,094
Wing Lung Bank Ltd.                    93,800          924,235
                                                 -----------------
                                                     2,652,608

BASIC MINERALS & METALS 0.0%
China Oriental Group Co.,
  Ltd.                                 25,000            5,006

CELLULAR & WIRELESS 0.0%
SmarTone Telecommunications
  Holdings Ltd.                        23,500           22,554

CONSUMER DURABLES 0.0%
Alco Holdings Ltd.                     66,000           33,149

FINANCIAL INVESTMENTS 0.0%
Peregrine Investment Holdings
  Ltd. (b)(c)                          84,000               --

FURNITURE & HOUSEHOLD ITEMS 0.0%
Chow Sang Sang Holdings
  International Ltd.                   28,000           15,577

INFORMATION & SERVICES 0.0%
USI Holdings Ltd.                     292,727          162,834
Wai Kee Holdings Ltd.                  64,000           20,937
                                                 -----------------
                                                       183,771

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)

IT HARDWARE 0.2%
Man Yue International
  Holdings Ltd.                       218,000           49,242
Moulin Global Eyecare
  Holdings Ltd. (b)(c)*               268,000               --
Truly International Holdings
  Ltd.                                718,760          800,008
Vtech Holdings Ltd.                   361,000        1,850,896
                                                 -----------------
                                                     2,700,146

LAND & WATER TRANSPORTATION 0.1%
Jinhui Holdings Ltd. *                235,000           61,482
Transport International
  Holdings Ltd.                       406,400        2,004,536
                                                 -----------------
                                                     2,066,018

MISCELLANEOUS FINANCE 0.3%
Allied Properties HK Ltd.             340,000          365,779
COL Capital Ltd.                      480,000          184,503
Guoco Group Ltd.                      252,000        3,216,856
Hongkong Chinese Ltd.                 180,000           25,148
                                                 -----------------
                                                     3,792,286

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 0.0%
Proview International
  Holdings Ltd.                     2,102,000          280,310

PUBLISHING, BROADCASTING & CINEMA 0.1%
eSun Holdings Ltd. *                1,261,000        1,246,702
Next Media Ltd.                       772,000          420,841
                                                 -----------------
                                                     1,667,543

REAL ESTATE DEVELOPMENT 0.5%
Allied Group Ltd.                     185,600          545,151
Chevalier International
  Holdings Ltd.                       350,000          405,577
China Motor Bus Co., Ltd.               4,000           29,293
Goldlion Holdings Ltd.                300,000           46,944
Hong Kong Ferry (Holdings)
  Co., Ltd.                           294,280          321,534
Hopewell Holdings Ltd.                 21,000           59,803
Hopson Development Holdings
  Ltd.                                864,000        1,742,648
Keck Seng Investments                 340,000          106,487
Kerry Properties Ltd.                 590,000        2,157,543
Lippo Ltd.                             21,000            7,278
Polytec Asset Holdings Ltd.           250,000           71,797
Tai Cheung Holdings Ltd.            1,423,520          714,090
Wheelock Properties Ltd.            1,364,000        1,046,186
Wing On Co. International
  Ltd.                                256,500          407,955
                                                 -----------------
                                                     7,662,286

RESTAURANTS, HOTELS & THEATERS 0.1%
Harbour Centre Development
  Ltd.                                180,000          279,945
Hongkong & Shanghai Hotels
  Ltd.                                952,192        1,208,516
                                                 -----------------
                                                     1,488,461

See the accompanying notes to the financial statements.
                                             Laudus Trust Semiannual Report   83

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
SOFTWARE 0.1%
Champion Technology Holdings
  Ltd.                              4,273,582          712,765
SUNeVision Holdings Ltd.            1,050,280          250,752
                                                 -----------------
                                                       963,517
WHOLESALE 0.0%
Huabao International Holdings
  Ltd. *                              614,000          248,259
Tan Chong International Ltd.        1,236,000          293,506
                                                 -----------------
                                                       541,765
                                                 -----------------
                                                    24,074,997

IRELAND 0.8%
------------------------------------------------------------------

AGRICULTURE, FOOD & BEVERAGE 0.4%
Kerry Group plc                       277,832        6,547,030

IT HARDWARE 0.0%
Vislink plc                           263,135          387,254

LAND & WATER TRANSPORTATION 0.1%
Irish Continental Group plc *          60,000          838,572

OIL & COAL RESOURCES 0.1%
Dragon Oil plc *                      482,888        1,393,043

WHOLESALE 0.2%
DCC plc                                94,556        2,367,056
                                                 -----------------
                                                    11,532,955
ITALY 4.7%
------------------------------------------------------------------

AGRICULTURE, FOOD & BEVERAGE 0.0%
Centrale del Latte di Torino
  & C S.p.A.                              693            3,859
La Doria S.p.A.                       107,874          332,220
                                                 -----------------
                                                       336,079

BANKS & CREDIT INSTITUTIONS 1.4%
Banca Piccolo Credito
  Valtellinese Scarl                   65,224          955,991
Banca Popolare dell'Etruria e
  del Lazio Scrl                       20,574          408,103
Banca Popolare di Milano
  Scarl (BPM)                         670,200        8,858,530
Banche Popolari Unite Scpa            389,200       10,475,404
Meliorbanca S.p.A.                     28,174          134,337
                                                 -----------------
                                                    20,832,365

BASIC MINERALS & METALS 0.1%
KME Group *                         1,191,104          582,745

BEER, LIQUOR, & TOBACCO 0.2%
Davide Campari -- Milano
  S.p.A.                              362,993        3,325,727

CHEMICALS & RUBBER 0.0%
Montefibre S.p.A. *                   431,574          186,068

CONSTRUCTION & HOMEBUILDING 0.1%
Vianini Lavori S.p.A.                 134,442        1,586,761

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)

CONSTRUCTION MATERIALS 1.0%
Buzzi Unicem S.p.A. (a)                11,099          262,541
Caltagirone S.p.A.                    118,192        1,249,136
Cementir S.p.A.                        11,808           91,292
Italcementi S.p.A. (a)                321,974        8,155,475
Italmobiliare S.p.A.                   50,802        4,522,186
                                                 -----------------
                                                    14,280,630

ELECTRIC UTILITIES 0.4%
ACEA S.p.A (a)                          8,068          131,803
C.I.R. S.p.A. -- Compagnie
  Industriali Riunite (a)           1,620,000        4,810,464
Cofide S.p.A. -- Compagnia
  Finanziaria de Benedetti
  (a)                               1,096,853        1,445,953
                                                 -----------------
                                                     6,388,220

FINANCIAL INVESTMENTS 0.0%
Mondo TV S.p.A. *                      13,970          395,541

FURNITURE & HOUSEHOLD ITEMS 0.0%
Targetti Sankey S.p.A.                 61,225          454,532

GAS & OTHER PUBLIC UTILITIES 0.0%
ACSM Como S.p.A                        47,000          145,961

GOVERNMENT AIRCRAFT & DEFENSE 0.5%
Finmeccanica S.p.A.                   344,800        7,700,475

INFORMATION & SERVICES 0.1%
Cam Finanziaria S.p.A.                784,000        1,383,629
I Grandi Viaggi S.p.A.                113,000          326,700
                                                 -----------------
                                                     1,710,329

INSTRUMENTS 0.0%
El.En. S.p.A.                             295           10,586
Gefran S.p.A.                          52,276          306,163
                                                 -----------------
                                                       316,749

INSURANCE 0.0%
Premafin Finanziaria S.p.A.             5,633           16,788

IT HARDWARE 0.2%
Sirti S.p.A. *                        646,000        1,990,561

METAL PRODUCTS & MACHINERY 0.2%
Biesse S.p.A.                          66,578        1,052,619
Danieli & Co. S.p.A. (a)              143,186        1,464,591
                                                 -----------------
                                                     2,517,210

MISCELLANEOUS FINANCE 0.1%
Mittel S.p.A.                         113,850          784,482

PUBLISHING, BROADCASTING & CINEMA 0.0%
Monrif S.p.A.                         278,068          391,491

REAL ESTATE DEVELOPMENT 0.2%
Aedes S.p.A                           254,403        1,657,238
Beni Stabili S.p.A.                   814,560          908,753
IPI S.p.A.                              9,935          102,674
Vittoria Assicurazioni S.p.A.           1,289           19,255
                                                 -----------------
                                                     2,687,920

                         See the accompanying notes to the financial statements. 84 Laudus Trust Semiannual Report

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
RESTAURANTS, HOTELS & THEATERS 0.0%
ITALJOLLY -- Compagnia
  Italiana dei Jolly Hotels
  S.p.A *                              15,623          376,429

RETAIL 0.1%
Gruppo Coin S.p.A. *                  383,923        1,984,560

SOAPS & COSMETICS 0.0%
Mirato S.p.A.                          30,644          338,288

SOFTWARE 0.1%
Banco di Sardegna S.p.A.                1,532           36,302
Digital Bros S.p.A.                     6,281           32,673
Engineering Ingegneria
  Informatica S.p.A.                   16,899          654,542
                                                 -----------------
                                                       723,517

TEXTILES & APPAREL 0.0%
Stefanel S.p.A.                        99,576          458,574

WHOLESALE 0.0%
Aem Torino S.p.A.                       8,214           23,886
Boero Bartolomeo S.p.A.                15,300          322,059
                                                 -----------------
                                                       345,945
                                                 -----------------
                                                    70,857,947

JAPAN 19.4%
------------------------------------------------------------------

AGRICULTURE, FOOD & BEVERAGE 0.9%
Calpis Co., Ltd.                       21,000          157,333
Coca-Cola Central Japan Co.,
  Ltd.                                    262        2,178,277
Coca-Cola West Holdings Co.,
  Ltd.                                     10              200
DyDo Drinco, Inc.                      46,600        1,821,614
Fuji Foods, Inc.                       14,000           54,234
Mikuni Coca-Cola Bottling
  Co., Ltd.                           110,500        1,166,996
Morinaga & Co., Ltd.                  862,000        2,111,934
Morinaga Milk Industry Co.,
  Ltd.                                489,000        1,871,468
Nichiwa Sangyo Co., Ltd.               17,000           71,306
Nisshin Seifun Group, Inc.
  (a)                                 241,500        2,520,081
QP Corp.                               78,700          744,249
Tokatsu Foods Co., Ltd.                32,000          152,679
Yonekyu Corp.                          17,000          177,512
                                                 -----------------
                                                    13,027,883

AIRLINES 0.0%
Kintetsu World Express, Inc.           16,100          371,407

AUTOS 0.9%
Aichi Machine Industry Co.,
  Ltd. (a)                            331,000          890,302
Daido Metal Co., Ltd.                 388,000        2,841,212
Fuji Heavy Industries Ltd.
  (a)                                 523,000        2,982,204
Futaba Industrial Co., Ltd.            68,000        1,469,158
HI-LEX Corp.                           26,700          363,747
Kanto Auto Works Ltd. (a)             107,600        1,273,792
Kyokuto Kaihatsu Kogyo Co.,
  Ltd.                                 52,300          408,562
Mitsuba Corp. (a)                     129,000        1,007,059
Nissan Shatai Co., Ltd.               108,000          584,140

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
Pacific Industrial Co., Ltd.           40,000          237,314
Topre Corp.                            14,400          129,801
Topy Industries Ltd. (a)              421,000        1,614,758
                                                 -----------------
                                                    13,802,049

BANKS & CREDIT INSTITUTIONS 1.7%
Aichi Bank Ltd.                        22,300        2,505,963
Akita Bank Ltd.                       250,000        1,316,646
Daishi Bank Ltd.                      427,000        1,856,852
Higo Bank Ltd.                         39,000          272,963
Hyakugo Bank Ltd.                     282,000        1,819,202
Kagawa Bank Ltd.                      124,000          722,289
Kita-Nippon Bank Ltd.                  11,600          563,372
Kyushu-Shinwa Holdings, Inc.
  (a)*                                711,000          910,069
Miyazaki Bank Ltd.                    164,000          832,784
Nanto Bank Ltd.                        40,000          218,492
Orient Corp. (a)                      709,000        1,831,643
San-in Godo Bank Ltd.                  46,000          420,888
Sanyo Shinpan Finance Co.,
  Ltd. (a)                             50,430        2,013,921
Shiga Bank Ltd.                       251,000        1,597,081
Shimizu Bank Ltd.                       5,400          227,232
Shinki Co., Ltd.                      231,400        1,272,884
Sumitomo Mitsui Financial
  Group, Inc.                             150        1,575,129
Taiko Bank Ltd.                       156,000          414,693
The Bank of Iwate Ltd.                 14,000          825,242
The Eighteenth Bank Ltd.               50,000          252,090
The Higashi-Nippon Bank, Ltd.          32,000          136,540
The Kumamoto Family Bank Ltd.          48,000           97,229
The Mie Bank Ltd.                     322,000        1,628,102
Toho Bank Ltd.                        378,000        1,634,958
Tomato Bank Ltd.                       75,000          173,510
Yamagata Bank Ltd.                    128,000          681,182
                                                 -----------------
                                                    25,800,956

BASIC MINERALS & METALS 2.8%
Ahresty Corp.                          60,400        1,702,381
Asahi Industries Co., Ltd.                199          457,140
Chubu Steel Plate Co Ltd.             106,500        1,166,559
Dowa Holdings, Co., Ltd.              391,000        3,384,075
Fujikura Ltd. (a)                     303,000        3,320,983
Hitachi Cable Ltd. (a)                328,000        1,482,420
Kurimoto Ltd. (a)                     177,000          446,344
Mitsui Mining & Smelting Co.,
  Ltd.                                446,000        2,303,728
Nakayama Steel Works Ltd.             454,000        1,550,825
Nichia Steel Works Ltd.               154,000          565,260
Nippon Light Metal Co., Ltd.
  (a)                               1,075,000        2,708,493
Nippon Yakin Kogyo Co., Ltd.          300,500        1,370,178
Nisshin Steel Co., Ltd. (a)         1,216,000        3,604,577
Osaka Steel Co., Ltd. (a)             128,200        2,194,246
Ryobi Ltd.                            334,000        2,504,298
Showa Electric Wire & Cable
  Co., Ltd.                           348,000          489,490
Sumitomo Pipe & Tube Co.,
  Ltd.                                 98,000          485,046
Sumitomo Titanium Corp. (a)            34,000        4,055,931
The Furukawa Electric Co.,
  Ltd.                                 54,000          357,321
Toho Titanium Co., Ltd.                   400           24,799

See the accompanying notes to the financial statements.
                                             Laudus Trust Semiannual Report   85

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
Tokyo Steel Manufacturing
  Co., Ltd.                           177,400        2,791,827
Tokyo Tekko Co Ltd                     82,000          672,868
Toyo Kohan Co., Ltd.                  127,000          484,056
Yamato Kogyo Co., Ltd. (a)            126,200        2,716,953
Yodogawa Steel Works Ltd.             460,000        2,204,591
                                                 -----------------
                                                    43,044,389

BEER, LIQUOR, & TOBACCO 0.2%
Asahi Breweries Ltd.                  232,400        3,387,357
Mercian Corp.                          21,000           53,211
Oenon Holdings, Inc.                   63,000          233,520
                                                 -----------------
                                                     3,674,088

CHEMICALS & RUBBER 0.8%
Arakawa Chemical Industries
  Ltd.                                 18,200          192,396
Atomix Co., Ltd.                        3,000           13,202
Dainippon Ink & Chemicals,
  Inc. (a)                            617,000        2,249,375
Kureha Chemical Industry Co.,
  Ltd. (a)                            409,000        1,839,663
Nippon Shokubai Co., Ltd.               5,000           60,634
Sakai Chemical Industry Co.,
  Ltd.                                183,000          928,892
SOFT99 Corp.                           21,000          177,770
Sunstar, Inc.                          39,000          183,550
Teijin (a)                            454,000        2,448,784
Tokyo Ohka Kogyo Co., Ltd.            108,300        2,880,481
Tokyo Printing Ink
  Manufacturing Co., Ltd.               1,000            2,852
Toyo Tire & Rubber Co., Ltd.           85,000          364,106
                                                 -----------------
                                                    11,341,705

COMMERCIAL AIRCRAFT & COMPONENTS  0.1%
Sumitomo Precision Products
  Co., Ltd. (a)                       157,000          807,556

COMMUNICATIONS UTILITIES 0.0%
JSAT Corp.                                205          482,718

CONSTRUCTION & HOMEBUILDING 0.6%
Asanuma Corp.                          92,000          176,257
C-Cube Corp.                           53,000          194,112
Dai-Dan Co., Ltd.                      13,000           72,673
Daiichi Kensetu Corp.                  24,000          171,792
Daiwa House Industry Co.,
  Ltd.                                    364            6,297
Hazama Corp. (a)                        2,400            4,262
Koatsu Kogyo Co., Ltd.                 13,000           47,377
Kodensha Co., Ltd.                     33,000          105,955
Kyudenko Corp.                         83,000          429,655
Maeda Corp.                           210,000          917,413
Nippo Corp.                            18,000          146,573
Nippon Densetsu Kogyo Co.,
  Ltd.                                 60,000          389,303
Nippon Dentsu Co., Ltd.                30,000          103,456
Nippon Road Co., Ltd.                 284,000          635,638
Nishimatsu Construction Co.,
  Ltd. (a)                            743,000        2,776,740

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
Ohmoto Gumi Co., Ltd.                  13,000           87,086
Oki Wintech Co., Ltd.                  28,000          140,718
PanaHome Corp. (a)                     94,000          672,051
Sanyo Engineering &
  Construction, Inc.                   17,000           88,964
Seibu Electric Industry Co.,
  Ltd.                                 61,000          331,659
Taisei Oncho Co., Ltd.                 45,000          168,211
Taisei Rotec Corp.                    212,000          395,354
Takamatsu Corp.                        38,300          665,721
Techno Ryowa Ltd.                       2,300           13,411
Tsuchiya Home Co., Ltd.                10,700           25,457
Wakachiku Construction Co.,
  Ltd.                                  8,000           13,007
Yondenko Corp.                         60,000          310,281
Yurtec Corp.                           50,000          232,494
Zenitaka Corp.                         57,000          159,257
                                                 -----------------
                                                     9,481,174

CONSTRUCTION MATERIALS 0.2%
Maeda Road Construction Co.,
  Ltd.                                152,000        1,101,218
Mitani Sekisan Co., Ltd.                1,300            8,362
Nihon Yamamura Glaaa Co.,
  Ltd. (a)                            378,000        1,080,879
Noritake Co., Ltd.                     64,000          356,716
Sankyo Rikagaku Co., Ltd.               4,000           43,733
Sumitomo Osaka Cement Co.,
  Ltd. (a)                            227,000          674,004
Taiheiyo Cement Corp. (a)              24,000           88,878
                                                 -----------------
                                                     3,353,790

CONSUMER DURABLES 0.0%
Zojirushi Corp.                         2,000           16,594

DRUGS & PHARMACEUTICALS 0.5%
Cawachi Ltd.                           65,900        1,997,363
Kaken Pharmaceutical Co.,
  Ltd. (a)                            324,000        2,206,649
Mochida Pharmaceutical Co.,
  Ltd.                                 68,000          560,549
Nippon Shinyaku Co., Ltd.             174,000        1,418,314
Nissui Pharmaceutical Co.,
  Ltd.                                  5,000           36,832
Seikagaku Corp.                        31,400          337,843
Sumitomo Seika Chemicals Co.,
  Ltd.                                  5,000           29,164
Torii Pharmaceutical Co.,
  Ltd.                                 91,600        1,685,026
                                                 -----------------
                                                     8,271,740

ELECTRIC UTILITIES 0.0%
The Okinawa Electric Power
  Co., Inc.                             9,200          539,933

FINANCIAL INVESTMENTS 0.3%
Gecoss Corp. (a)                       43,300          247,957
Hitachi Capital Corp.                  94,500        1,802,516
Ricoh Leasing Co., Ltd.                17,200          436,913
Sankyo Frontier Co., Ltd.              39,000          132,288
Sanyo Electric Credit Co.,
  Ltd.                                 12,200          216,494

                         See the accompanying notes to the financial statements. 86 Laudus Trust Semiannual Report

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
STB Leasing Co., Ltd.                  43,900          551,869
UFJ Central Leasing Co., Ltd.          14,500          665,740
                                                 -----------------
                                                     4,053,777

FOREST PRODUCTS & PAPER 0.1%
Daio Paper Corp.                       96,000          852,918
Nihon Decoluxe Co., Ltd.                2,000           12,699
                                                 -----------------
                                                       865,617

FURNITURE & HOUSEHOLD ITEMS 0.6%
Citizen Watch Co., Ltd. (a)           255,700        2,103,101
Hodogaya Chemical Co., Ltd.           142,000          458,733
Mitsubishi Plastics, Inc.             194,000          562,841
Paramount Bed Co., Ltd. (a)            41,500          713,471
Roland Corp.                           82,400        1,958,830
Sumitomo Bakelite Co., Ltd.           290,000        2,193,466
Tachikawa Corp.                        60,600          394,676
Toso Co., Ltd.                         21,000           60,147
Tsutsunaka Plastic Industry
  Co., Ltd.                            59,000          219,241
                                                 -----------------
                                                     8,664,506

GAS & OTHER PUBLIC UTILITIES 0.0%
Keiyo Gas Co., Ltd.                    44,000          216,122
Otaki Gas Co., Ltd.                    19,000           97,483
                                                 -----------------
                                                       313,605

GOVERNMENT AIRCRAFT & DEFENSE 0.2%
Mitsui Engineering &
  Shipbuilding Co., Ltd. (a)        1,037,000        3,377,856

INFORMATION & SERVICES 0.4%
Autobacs Seven Co., Ltd. (a)           24,400          918,160
Chodai Co., Ltd.                       20,500           90,291
CTI Engineering Co., Ltd.              49,500          341,865
Eight Consultants Co., Ltd.                 9           28,922
Eikoh, Inc.                            52,100          247,115
Horipro, Inc.                             400            3,867
Ichishin Co., Ltd.                     18,000           76,946
Itohchu Enex Co., Ltd.                239,800        1,386,819
Johnan Academic Preparatory
  Institute, Inc.                      24,000           69,008
Keiiyu Co., Ltd.                       30,700          206,726
NEC Networks & System
  Integration Corp.                    80,300          849,145
Original Engineering
  Consultants Co., Ltd.                13,000           51,696
Secom Joshinetsu Co., Ltd.             14,600          279,163
TKC Corp.                              81,500        1,549,373
Wesco, Inc.                            55,400          231,248
                                                 -----------------
                                                     6,330,344

INSTRUMENTS 0.2%
Furuno Electric Co., Ltd                3,000           26,640
Hitachi Medical Corp. (a)             102,000        1,086,655
Nipro Corp.                            76,000        1,386,113
                                                 -----------------
                                                     2,499,408

INSURANCE 0.1%
The Fuji Fire & Marine
  Insurance Co., Ltd.                 180,000          722,552

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)

IT HARDWARE 1.4%
Alps Electric Co., Ltd. (a)           183,400        1,919,200
Brother Industries, Ltd.              250,000        3,144,966
Dainippon Screen Mfg. Co.,
  Ltd. (a)                            360,000        3,274,773
Daishinku Corp.                        12,000           65,590
Enplas Corp. (a)                       71,500        1,138,718
Futaba Corp. (a)                       48,600        1,291,654
Hitachi Kokusai Electric,
  Inc. (a)                              1,000           11,635
Minebea Co., Ltd.                     317,000        1,736,595
Nippon Antenna Co., Ltd.               19,000          137,241
Nippon Signal Co., Ltd                 78,400          538,497
Sanyo Electric Co., Ltd. (a)*         632,000        1,284,064
Shindengen Electric
  Manufacturing Co., Ltd.             289,000        1,406,238
Shinkawa Ltd.                          71,100        1,599,022
Tamura Corp.                          191,000          665,732
Teikoku Tsushin Kogyo Co.,
  Ltd                                   4,000           21,024
Toshiba Tec Corp. (a)                 626,000        2,922,751
                                                 -----------------
                                                    21,157,700

LAND & WATER TRANSPORTATION 0.7%
Hitachi Transport System Ltd.          88,900          869,402
Isewan Terminal Service Co.,
  Ltd.                                 75,000          501,504
K.R.S. Corp.                            7,000          101,972
Kawanishi Warehouse Co., Ltd.           7,000           76,300
Meiko Trans Co., Ltd.                  26,000          285,456
Nagoya Railroad Co., Ltd. (a)         267,000          860,542
Nippon Konpo Unyu Soko Co.,
  Ltd.                                204,000        2,650,607
Seino Transportation Co.,
  Ltd.                                272,000        3,199,900
Tokyo Kisen Co., Ltd.                  10,000           60,688
West Japan Railway Co.                    383        1,636,370
Yusen Air & Sea Service Co.,
  Ltd. (a)                              7,100          178,653
                                                 -----------------
                                                    10,421,394

METAL PRODUCTS & MACHINERY 1.8%
ABILIT Corp. (a)                       51,100          229,381
Aida Engineering Ltd.                  13,000           80,446
Amada Co., Ltd.                       181,000        1,819,792
Asahi Diamond Industrial Co.,
  Ltd.                                144,000        1,021,565
Corona Corp. (a)                       49,100          862,002
Daido Metal Co., Ltd. (a)             161,000          870,256
Ebara Corp. (a)                       706,000        2,561,239
Fuji Electric Holdings Co.,
  Ltd.                                503,000        2,597,090
Fuji Machine Manufacturing
  Co., Ltd                            124,200        2,385,570
Fujitec Co., Ltd.                      94,000          587,357
Heiwa Corp. (a)                        86,500        1,124,917
Hokkan Holdings, Ltd.                  19,000           66,150
Ishikawajima Transportation
  Machinery Co., Ltd.                  16,000           67,759
Ishikawajima-Harima Heavy
  industries Co., Ltd. (a)          1,010,000        3,091,084
Kioritz Corp.                         247,000          667,308
Komori Corp.                          148,000        3,011,465
Nakano Refrigerators Co.,
  Ltd.                                  2,000           26,074
Nippon Thompson Co., Ltd. (a)         154,000        1,494,669
Nireco Corp.                            1,000            8,776

See the accompanying notes to the financial statements.
                                             Laudus Trust Semiannual Report   87

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
Nissei Plastic Industrial
  Co., Ltd.                            41,600          335,641
NOHMI BOSAI Ltd.                        5,000           34,267
Piolax Inc.                             8,800          163,173
Sanso Electric Co., Ltd.               15,000           73,625
Sekisui Jushi Corp.                   138,000          961,879
Shibuya Kogyo Co Ltd.                   2,700           25,051
ShinMaywa Industries Ltd.             378,000        1,810,702
Sinko Kogyo Co., Ltd.                  74,000          275,697
Sintokogio Ltd.                       108,000        1,140,374
Tsurumi Manufacturing Co Ltd.           4,000           41,834
Wakita & Co., Ltd.                     50,000          400,212
                                                 -----------------
                                                    27,835,355

MISCELLANEOUS FINANCE 0.6%
Matsui Securities Co., Ltd.
  (a)                                   6,800           56,939
Mito Securities Co., Ltd.             167,000          855,311
Mitsubishi UFJ Securities
  Co., Ltd.                            48,000          603,048
Okasan Holdings, Inc. (a)             281,000        2,479,136
Osaka Securities Finance Co.,
  Ltd.                                 36,500          191,438
Shinsei Bank Ltd. (a)                 671,000        4,095,148
Takagi Securities Co., Ltd.
  (a)                                  32,000          139,535
Toyo Securities Co., Ltd.             198,000          947,396
                                                 -----------------
                                                     9,367,951

OIL DISTRIBUTION 0.1%
Cosmo Oil Co., Ltd. (a)               212,000          876,246

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 0.5%
Canon Finetech, Inc.                   93,200        1,636,141
Eizo Nanao Corp. (a)                   45,700        1,179,721
Japan Digital Laboratory Co.,
  Ltd.                                 16,000          248,586
Konica Minolta Holdings, Inc.
  *                                   326,500        4,377,662
Noritsu Koki Co., Ltd. (a)              2,400           49,058
Riso Kagaku Corp.                      36,200          654,238
                                                 -----------------
                                                     8,145,406

PUBLISHING, BROADCASTING & CINEMA 0.0%
Chubu-Nippon Broadcasting
  Co., Ltd.                               300            3,170
RKB Mainichi Broadcasting
  Corp.                                12,000          106,883
                                                 -----------------
                                                       110,053

REAL ESTATE DEVELOPMENT 0.4%
Airport Facilties Co., Ltd.           171,000        1,017,466
Aoki Marine Co., Ltd.                   5,000           17,520
Cosmos Initia Co., Ltd.                 5,000           28,529
Cowboy Co., Ltd.                       55,000          163,544
Hankyu Hanshin Holdings, Inc.
  (a)                                 215,000        1,344,898
Hosoda Corp.                           49,000          230,397
Japan Airport Terminal Co.,
  Ltd.                                 52,100          568,059
Keihanshin Real Estate Co.,
  Ltd.                                 21,000          147,478
Meiwa Estate Co., Ltd.                 45,000          691,368
Nisshin Fudosan Co., Ltd.              68,700          985,706

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
Takara Leben Co., Ltd.                 38,600          653,430
Yuraku Real Estate Co., Ltd.           39,000          246,042
                                                 -----------------
                                                     6,094,437

RESTAURANTS, HOTELS & THEATERS 0.4%
Daisyo Corp.                           71,900        1,008,058
Friendly Corp.                          9,000           39,819
Gourmet Kineya Co., Ltd.               45,000          356,997
H.I.S. Co., Ltd.                       19,100          483,462
Matsuya Foods Co., Ltd.                 4,300           59,908
Shidax Corp.                            1,128        1,196,393
Tokyo Dome Corp. (a)                  497,000        2,501,192
                                                 -----------------
                                                     5,645,829

RETAIL 1.1%
Aichi Toyota Motor Co., Ltd.           20,000          357,015
Aoki International Co., Ltd.          105,700        1,821,349
Aoyama Trading Co., Ltd.              103,600        3,314,226
Blue Grass Co., Ltd.                   15,000          208,927
Daiichikosho Co., Ltd.                200,000        2,421,058
Daiwa Co., Ltd.                        59,000          161,314
Hankyu Department Stores,
  Inc. (a)                             14,000          118,385
Haruyama Trading Co., Ltd.             21,900          292,330
Heiwado Co., Ltd.                      46,400          816,949
Izumiya Co., Ltd. (a)                   2,000           13,443
Jeans Mate Corp.                       24,400          241,584
Kasumi Co Ltd.                         66,000          379,178
Maxvalu Nishinihon Co., Ltd.            8,900          117,470
Okuwa Co., Ltd (a)                    125,000        1,566,685
Poplar Co., Ltd.                        2,300           22,014
Sanei-International Co Ltd.
  (a)                                   3,800          116,564
Senshukai Co., Ltd.                    75,000          844,938
Uny Co., Ltd. (a)                     251,000        3,338,011
                                                 -----------------
                                                    16,151,440

SOAPS & COSMETICS 0.0%
ADERANS Co., Ltd.                          85            2,201

SOFTWARE 0.1%
Daikoku Denki Co., Ltd. (a)             7,600          184,380
Fujitsu Business Systems Ltd.          76,900        1,221,743
Japan Process Development
  Co., Ltd.                             9,600           81,211
Oki Electric Industry Co.,
  Ltd. (a)                             98,000          220,496
                                                 -----------------
                                                     1,707,830

TEXTILES & APPAREL 0.6%
Fuji Corp.                             11,000          101,922
Fujix Ltd.                              9,000           52,073
Ichikawa Co., Ltd.                     79,000          321,478
Japan Wool Textile Co., Ltd.          235,000        1,980,217
Jichodo Co., Ltd.                       6,000           52,950
King Co., Ltd.                         45,000          148,662
Kurabo Industries Ltd.                790,000        2,145,349
Morishita Co., Ltd.                     7,000           76,444
ONWARD KASHIYAMA Co., Ltd.             20,000          287,855
Sazaby, Inc.                           42,300        1,224,864
Tokyo Style Co., Ltd.                 250,000        3,012,505
                                                 -----------------
                                                     9,404,319

                         See the accompanying notes to the financial statements. 88 Laudus Trust Semiannual Report

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
WHOLESALE 1.1%
Daiwabo Information System
  Co., Ltd.                             6,000           76,700
Denkyosha Co., Ltd.                    12,000           91,468
Fujitsu Devices, Inc.                   1,000           12,778
Hanwa Co., Ltd. (a)                     1,000            3,635
Japan Pulp & Paper Co., Ltd.           54,000          208,098
Kaga Electronics Co.,
  Ltd. (a)                             15,200          285,528
Kamei Corp.                            93,000          665,612
Kanaden Corp.                          91,000          581,979
Kato Sangyo Co., Ltd.                  64,900          874,138
Macnica, Inc.                          14,000          399,749
Mitani Corp.                           15,000          163,526
Mitsuuroko Co., Ltd.                   65,000          450,313
Nagahori Corp.                         53,000          260,622
Onoken Co., Ltd.                       57,300          681,560
Ryoden Trading Co., Ltd.              159,000        1,131,637
Ryosan Co., Ltd. (a)                   73,100        1,874,047
Ryoyo Electro Corp.                    10,800          151,019
Sanshin Electronics Co., Ltd.          77,000          789,970
Shinko Shoji Co., Ltd.                 10,000          144,691
Sinanen Co., Ltd.                     235,000        1,169,330
Sojitz Corp. (a)*                     887,700        2,890,225
SUZUKEN Co., Ltd. (a)                  69,600        2,609,693
TEN ARROWS Co., Ltd.                    6,700           46,601
Tokiwa Yakuhin Co., Ltd.               10,000           44,201
Totech Corp.                           22,000          155,067
Trusco Nakayama Corp.                  30,900          586,916
Tsuzuki Densan Co., Ltd.               19,200           95,359
Uehara Sei Shoji Co., Ltd.             43,000          243,668
Yuasa Funashoku Co., Ltd.               2,000            5,980
                                                 -----------------
                                                    16,694,110
                                                 -----------------
                                                   294,457,918

MALAYSIA 0.0%
------------------------------------------------------------------

REAL ESTATE DEVELOPMENT 0.0%
Rekapacific Berhad (b)(c)*             24,000               --

NETHERLANDS 2.5%
------------------------------------------------------------------

AGRICULTURE, FOOD & BEVERAGE 0.2%
Koninklijke Wessanen N.V.             220,026        3,046,082

BANKS & CREDIT INSTITUTIONS 0.1%
Kas Bank N.V.                          54,000        1,421,631

BASIC MINERALS & METALS 0.0%
Draka Holding (a)*                      3,500           68,527

FINANCIAL INVESTMENTS 0.0%
Delta Lloyd Jade Fonds N.V. *           1,377           15,018

FOREST PRODUCTS & PAPER 0.0%
Crown Van Gelder N.V.                   8,400          179,032

FURNITURE & HOUSEHOLD ITEMS 0.3%
Hunter Douglas N.V.                    61,859        4,337,751

INFORMATION & SERVICES 0.1%
Koninklijke BAM Groep N.V.            102,316        1,803,867

IT HARDWARE 0.2%
ASM International N.V. *              155,564        2,851,927

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)

LAND & WATER TRANSPORTATION 0.0%
H.E.S. Beheer N.V.                     14,562          263,580

METAL PRODUCTS & MACHINERY 0.1%
BE Semiconductor Industries
  N.V. (a)*                            70,783          404,139
Koninklijke Nedschroef
  Holding N.V.                          4,789          267,834
                                                 -----------------
                                                       671,973

MISCELLANEOUS FINANCE 0.0%
Van der Moolen Holding N.V.            86,141          559,996

OIL & COAL RESOURCES 0.8%
Koninklijke DSM N.V.                  291,000       12,760,729

PUBLISHING, BROADCASTING & CINEMA 0.0%
DOCdata N.V.                           26,000          233,592

SOFTWARE 0.2%
Getronics N.V. (a)                    354,000        2,384,422

WHOLESALE 0.5%
Amsterdam Commodities N.V.             52,986          254,627
Buhrmann N.V. (a)                     301,000        4,532,010
Neways Electronic
  International N.V.                   29,321          315,899
Univar N.V.                            55,200        2,312,148
                                                 -----------------
                                                     7,414,684
                                                 -----------------
                                                    38,012,811

NEW ZEALAND 0.2%
------------------------------------------------------------------

AGRICULTURE, FOOD & BEVERAGE 0.1%
AFFCO Holdings Ltd.                   887,761          214,207
Sanford Ltd.                           93,757          290,945
                                                 -----------------
                                                       505,152

COMMUNICATIONS UTILITIES 0.0%
Sky Network Television
  Ltd. (a)                            106,735          376,105

ELECTRIC UTILITIES 0.0%
TrustPower Ltd.                         5,277           22,796

LAND & WATER TRANSPORTATION 0.1%
Mainfreight Ltd.                      234,510        1,002,233
Tourism Holdings Ltd.                 217,789          277,456
                                                 -----------------
                                                     1,279,689

RESTAURANTS, HOTELS & THEATERS 0.0%
Millennium & Capthorne Hotels
  New Zealand Ltd.                  1,147,522          456,848

RETAIL 0.0%
Hallenstein Glasson Holdings
  Ltd.                                 52,084          179,161
The Warehouse Group Ltd. (a)           43,000          180,238
                                                 -----------------
                                                       359,399
                                                 -----------------
                                                     2,999,989

NORWAY 0.5%
------------------------------------------------------------------

BANKS & CREDIT INSTITUTIONS 0.0%
Sparebanken Vest                        6,024          185,831

See the accompanying notes to the financial statements.
                                             Laudus Trust Semiannual Report   89

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
GOVERNMENT AIRCRAFT & DEFENSE 0.4%
Aker Yards A/S (a)                     52,400        4,009,251
Kongsberg Gruppen A/S                  55,613        1,278,528
                                                 -----------------
                                                     5,287,779

LAND & WATER TRANSPORTATION 0.1%
Fosen Trafikklag ASA                      187           15,401
Stolt-Nielsen S.A. (a)                 80,307        2,082,127
                                                 -----------------
                                                     2,097,528

MISCELLANEOUS FINANCE 0.0%
Skiens Aktiemolle ASA                   8,622          147,958

OIL DRILLING & SERVICES 0.0%
Petrolia Drilling ASA (a)*            172,118           85,795
TGS Nopec Geophysical Co.
  ASA *                                11,825          187,952
                                                 -----------------
                                                       273,747
                                                 -----------------
                                                     7,992,843

PORTUGAL 0.8%
------------------------------------------------------------------

BANKS & CREDIT INSTITUTIONS 0.4%
Banco Espirito Santo, S.A.
  (BES)                               403,298        6,158,399

FINANCIAL INVESTMENTS 0.4%
Banco Comercial Portugues
  S.A.                              1,794,895        5,577,282

REAL ESTATE DEVELOPMENT 0.0%
Teixeira Duarte -- Engenharia
  Construcoes S.A.                     45,792          103,939

RESTAURANTS, HOTELS & THEATERS 0.0%
Ibersol SGPS S.A.                      35,747          430,286
Solverde                                    1               13
                                                 -----------------
                                                       430,299
                                                 -----------------
                                                    12,269,919

SINGAPORE 0.8%
------------------------------------------------------------------

AGRICULTURE, FOOD & BEVERAGE 0.2%
Asia Food & Properties Ltd.         2,182,000        1,159,865
Golden Agri-Resources Ltd.          1,784,200          994,821
                                                 -----------------
                                                     2,154,686

AUTOS 0.2%
Jardine Cycle & Carriage Ltd.         286,000        2,155,188

FINANCIAL INVESTMENTS 0.1%
K1 Ventures Ltd. *                  2,343,000          574,045
Kim Eng Holdings Ltd.               1,108,513          976,412
                                                 -----------------
                                                     1,550,457
FURNITURE & HOUSEHOLD ITEMS 0.0%
Fu Yu Corp., Ltd.                      95,000           20,889
HTL International Holdings
  Ltd.                                335,000          238,344
                                                 -----------------
                                                       259,233

IT HARDWARE 0.0%
WBL Corp., Ltd. (a)                   185,160          579,557

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)

LAND & WATER TRANSPORTATION 0.0%
Chuan Hup Holdings Ltd.               129,000           25,964
SBS Transit Ltd.                      151,500          209,819
Singapore Shipping Corp.,
  Ltd.                                724,000          175,433
                                                 -----------------
                                                       411,216

METAL PRODUCTS & MACHINERY 0.0%
Amtek Engineering Ltd.                148,120           51,208

MISCELLANEOUS FINANCE 0.1%
G.K. Goh Holdings Ltd.                496,083          263,811
Hotung Investment Holdings
  Ltd. *                              622,000           74,450
UOB-Kay Hian Holdings Ltd.          1,331,850        1,080,736
                                                 -----------------
                                                     1,418,997

OIL DISTRIBUTION 0.1%
Singapore Petroleum Co.,
  Ltd. (a)                            619,000        1,828,685

REAL ESTATE DEVELOPMENT 0.1%
China Merchants Holdings
  Pacific Ltd.                         10,000            4,909
Guocoland Ltd.                        520,000          781,255
Haw Par Corp., Ltd.                    11,000           43,896
SC Global Developments Ltd. *         161,000          225,743
                                                 -----------------
                                                     1,055,803

RESTAURANTS, HOTELS & THEATERS 0.0%
Amara Holdings Ltd.                   269,000           46,366
Hotel Grand Central Ltd.               13,000            5,803
Hotel Plaza Ltd.                      231,000          193,052
Raffles Holdings Ltd.                  12,000            5,516
Stamford Land Corp., Ltd.             660,000          124,402
                                                 -----------------
                                                       375,139

WHOLESALE 0.0%
GP Industries Ltd.                     68,000           25,486
                                                 -----------------
                                                    11,865,655

SOUTH KOREA 3.6%
------------------------------------------------------------------

AGRICULTURE, FOOD & BEVERAGE 0.1%
Dongwon F&B Co., Ltd.                   8,173          446,546
Lotte Confectionery Co., Ltd.           1,061        1,294,066
Namyang Dairy Products Co.,
  Ltd.                                    593          444,377
Ottogi Corp.                              130           13,549
Samyang Corp.                             320           19,889
Samyang Genex Co Ltd.                   1,940          162,923
                                                 -----------------
                                                     2,381,350

BASIC MINERALS & METALS 0.2%
Korea Iron & Steel Co., Ltd.           17,020          605,451
Korea Zinc Co., Ltd.                   27,950        2,529,386
                                                 -----------------
                                                     3,134,837

                         See the accompanying notes to the financial statements. 90 Laudus Trust Semiannual Report

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
CHEMICALS & RUBBER 0.2%
Hankook Tire Manft                    114,880        1,509,079
Honam Petrochemical Corp.              28,110        1,750,559
                                                 -----------------
                                                     3,259,638

COMMUNICATIONS UTILITIES 0.1%
Dacom Corp.                            11,480          277,402
KTHitel Co., Ltd. *                    40,232          280,965
SKC Co., Ltd.                          56,100        1,225,978
                                                 -----------------
                                                     1,784,345

CONSTRUCTION & HOMEBUILDING 0.6%
Daelim Industrial Co., Ltd.            33,070        2,248,186
Dongwon Development Co., Ltd.           5,941           64,007
Hanjin Heavy Industries &
  Construction Co., Ltd.              101,710        2,807,860
Hwa Sung Industrial Co., Ltd.          44,620          612,703
Hyundai Development Co.                40,900        1,825,977
Poonglim Industrial Co., Ltd.          87,450          689,156
Sam Whan Corp.                         23,760          531,804
Sambu Construction Co., Ltd.           15,500          417,665
                                                 -----------------
                                                     9,197,358

CONSTRUCTION MATERIALS 0.1%
Asia Cement Co., Ltd.                  19,410          732,298
Hyundai Cement Co., Ltd.               10,980          323,743
                                                 -----------------
                                                     1,056,041

DRUGS & PHARMACEUTICALS 0.1%
Green Cross Holdings Corp.              5,512          346,865
Handok Pharmaceuticals Co.,
  Ltd.                                  3,970           56,682
Il Dong Pharmaceutical Co.,
  Ltd.                                 21,990          801,370
                                                 -----------------
                                                     1,204,917

FOREST PRODUCTS & PAPER 0.0%
Hansol Paper Co., Ltd.                 18,200          257,566

GAS & OTHER PUBLIC UTILITIES 0.1%
E1 Corp.                               11,490          502,601
KyungDong City Gas Co., Ltd.              410           15,451
Pusan City Gas Co., Ltd.                3,000           64,410
Samchully Co., Ltd.                     7,800          898,494
Seoul City Gas Co., Ltd.                8,380          561,471
                                                 -----------------
                                                     2,042,427

GOVERNMENT AIRCRAFT & DEFENSE 0.1%
Hyundai Mipo Dock Co., Ltd.             6,280          782,599

INFORMATION & SERVICES 0.1%
Doosan Heavy Industries &
  Construction Co., Ltd.               42,520        1,768,813
Samho International Co., Ltd.          22,550          315,370
                                                 -----------------
                                                     2,084,183

INSTRUMENTS 0.1%
INTOPS Co., Ltd.                       33,570        1,027,877

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)

INSURANCE 0.3%
First Fire & Marine Insurance
  Co., Ltd. *                         107,530          463,987
Korean Reinsurance Co.                199,501        2,463,878
Meritz Fire & Marine
  Insurance Co., Ltd.                 172,530        1,133,632
                                                 -----------------
                                                     4,061,497

IT HARDWARE 0.3%
LG Micron Ltd.                          2,604          128,942
Sam Young Electronics Co.,
  Ltd.                                 19,760          175,749
Samsung Techwin Co., Ltd.              97,150        3,974,078
                                                 -----------------
                                                     4,278,769

LAND & WATER TRANSPORTATION 0.2%
Hyundai Merchant Marine Co.,
  Ltd.                                109,420        2,105,461
Korea Line Corp.                       15,880          603,869
Sebang Co., Ltd.                        2,220           16,634
                                                 -----------------
                                                     2,725,964

METAL PRODUCTS & MACHINERY 0.0%
Doosan Corp. *                            660           28,952
SFA Engineering Corp.                   3,420          110,983
                                                 -----------------
                                                       139,935

MISCELLANEOUS FINANCE 0.3%
Samsung Securities Co., Ltd.           25,840        1,467,034
Woori Investment & Securities
  Co., Ltd.                           181,000        3,850,253
                                                 -----------------
                                                     5,317,287

RESTAURANTS, HOTELS & THEATERS 0.0%
Paradise Co., Ltd.                    114,542          459,831

RETAIL 0.1%
Hyundai Department Store Co.,
  Ltd.                                 26,800        1,924,622

SOFTWARE 0.2%
NHN Corp. *                            23,550        2,466,281

TEXTILES & APPAREL 0.2%
Cheil Industries, Inc.                 59,880        2,596,874
Ilshin Spinning Co., Ltd.               1,820           84,739
                                                 -----------------
                                                     2,681,613

WHOLESALE 0.2%
DC Chemical Co., Ltd.                  30,250        1,455,740
Dong Ah Tire & Rubber Co.,
  Ltd.                                  6,440           36,730
Samsung Fine Chemicals Co.,
  Ltd.                                 36,790        1,075,174
                                                 -----------------
                                                     2,567,644
                                                 -----------------
                                                    54,836,581

SPAIN 3.5%
------------------------------------------------------------------

AIRLINES 0.3%
Iberia Lineas Aereas de
  Espana S.A. (a)                   1,914,000        5,143,148

See the accompanying notes to the financial statements.
                                             Laudus Trust Semiannual Report   91

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
BANKS & CREDIT INSTITUTIONS 0.4%
Banco de Sabadell SA (a)               75,595        2,715,823
Bankinter S.A.                         55,954        3,974,381
                                                 -----------------
                                                     6,690,204

CONSTRUCTION & HOMEBUILDING 0.1%
Fomento de Construcciones y
  Contratas S.A. (a)                    9,889          790,034

CONSTRUCTION MATERIALS 0.2%
Cementos Portland Valderrivas
  S.A.                                 24,910        2,668,502

FINANCIAL INVESTMENTS 0.0%
Dinamia Capital Privado.
  Sociedad de Capital Riesgo
  S.A.                                 21,731          662,275

INSTRUMENTS 0.0%
Indo Internacional S.A.                23,290          248,372

LAND & WATER TRANSPORTATION 0.9%
Altadis S.A.                          175,563        8,340,540
Compania de Distribucion
  Integral Logista S.A.                80,424        4,902,065
                                                 -----------------
                                                    13,242,605

METAL PRODUCTS & MACHINERY 0.1%
Construcciones y Auxiliar de
  Ferrocarriles S.A.                    9,115        1,206,793

MISCELLANEOUS FINANCE 0.4%
Corporacion Financiera Alba
  S.A.                                103,975        6,220,388

REAL ESTATE DEVELOPMENT 0.2%
Fadesa Inmobiliaria SA                  3,963          176,492
Inmobiliaria Urbis S.A.               101,555        3,330,170
                                                 -----------------
                                                     3,506,662

RESTAURANTS, HOTELS & THEATERS 0.8%
NH Hoteles S.A. (a)                   279,000        5,922,380
Sol Melia S.A. (a)                    308,762        5,544,351
                                                 -----------------
                                                    11,466,731

WHOLESALE 0.1%
Unipapel S.A.                          24,988          672,378
                                                 -----------------
                                                    52,518,092
SWEDEN 2.1%
------------------------------------------------------------------

AGRICULTURE, FOOD & BEVERAGE 0.1%
Kinnevik Investment AB (a)             63,988          754,386

AIRLINES 0.3%
SAS AB (a)*                           360,000        4,701,018

BASIC MINERALS & METALS 0.6%
Boliden AB (a)                        469,000        8,898,318
Profilgruppen AB                        3,615           41,906
                                                 -----------------
                                                     8,940,224

CELLULAR & WIRELESS 0.0%
Partnertech AB                          6,597          122,249

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)

CHEMICALS & RUBBER 0.0%
Geveko AB                              10,368          282,908

COMMUNICATIONS UTILITIES 0.3%
Tele2 AB, Class B (a)                 510,000        5,150,586

FINANCIAL INVESTMENTS 0.0%
Novestra AB                            72,878          198,854

GOVERNMENT AIRCRAFT & DEFENSE 0.4%
Saab AB                               213,000        5,352,182

INFORMATION & SERVICES 0.0%
Active Biotech AB *                     3,172           35,702

LAND & WATER TRANSPORTATION 0.0%
Rederi AB Transatlantic                65,778          373,649

METAL PRODUCTS & MACHINERY 0.1%
AB SKF, Class B                        71,935        1,051,838
AB Traction, Shares B                  10,890          100,366
Electrolux AB -- Series B               1,745           28,328
Midway Holdings AB                     37,868          299,736
                                                 -----------------
                                                     1,480,268

MISCELLANEOUS FINANCE 0.0%
Svolder AB                             26,509          283,942

OIL & COAL RESOURCES 0.2%
Vostok Nafta Investment
  Ltd. -- SDR *                        41,992        2,675,273

REAL ESTATE DEVELOPMENT 0.0%
Home Properties AB                      3,078           45,942
L E Lundbergforetagen AB,
  Class B                               1,291           66,308
Lennart Wallenstam Byggnads
  AB                                    3,434           50,867
                                                 -----------------
                                                       163,117

RESTAURANTS, HOTELS & THEATERS 0.0%
Cherryforetagen AB *                   95,500          249,321
Cherryforetagen AB *                    3,989            6,124
                                                 -----------------
                                                       255,445

SOFTWARE 0.0%
Addnode AB *                           34,730          117,638
Bure Equity AB *                    1,095,228          441,954
IBS AB                                  4,816           16,336
Observer AB *                          14,464           70,984
                                                 -----------------
                                                       646,912

WHOLESALE 0.1%
Beijer AB G&L                          13,443          318,718
OEM International AB                   20,200          450,849
                                                 -----------------
                                                       769,567
                                                 -----------------
                                                    32,186,282

SWITZERLAND 8.5%
------------------------------------------------------------------

AGRICULTURE, FOOD & BEVERAGE 0.4%
Barry Callebaut AG *                   10,895        5,194,284
Groupe Minoteries S.A.                    844          161,711
                                                 -----------------
                                                     5,355,995

                         See the accompanying notes to the financial statements. 92 Laudus Trust Semiannual Report

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
AUTOS 0.2%
Rieter Holding AG                       6,461        2,781,972

BANKS & CREDIT INSTITUTIONS 0.7%
Banque Cantonale de Geneve              1,484          285,081
Banque Cantonale du Jura                  187           66,996
Banque Cantonale Vaudoise              13,960        5,607,320
Graubunder Kantonalbank                   902          812,081
Liechtenstein Landesbank AG                52           41,447
St. Galler Kantonalbank                   504          193,258
Verwaltungs- und Privat-Bank
  AG                                   15,200        3,620,623
                                                 -----------------
                                                    10,626,806
BASIC MINERALS & METALS 0.2%
Georg Fischer AG -- Reg'd. *            4,700        2,204,250
Swiss Steel AG                          7,800          454,485
UMS Schweizerische
  Metallwerke Holding AG *             18,631          357,719
                                                 -----------------
                                                     3,016,454
BIOTECHNOLOGY 0.6%
Serono S.A., Class B (a)               11,384        9,807,872

CHEMICALS & RUBBER 1.0%
Ciba Specialty Chemicals AG           133,899        8,077,920
Clariant AG *                         518,000        6,989,498
                                                 -----------------
                                                    15,067,418

COMMUNICATIONS UTILITIES 0.0%
Ascom Holding AG                        6,800           77,764

CONSTRUCTION MATERIALS 0.2%
Forbo Holding AG *                      7,335        2,211,634
Vetropack Holding S.A.                    546          565,016
                                                 -----------------
                                                     2,776,650

DRUGS & PHARMACEUTICALS 0.2%
Schweizerhall Holding AG               10,924        1,090,347
Siegfried Holding AG                    8,385        1,169,213
                                                 -----------------
                                                     2,259,560

ELECTRIC UTILITIES 0.1%
Energiedienst Holding AG *              2,595        1,033,726

FINANCIAL INVESTMENTS 0.0%
AIG Private Equity Ltd. *               4,493          546,652
OZ Holding AG                             146           10,122
                                                 -----------------
                                                       556,774

FOREST PRODUCTS & PAPER 0.1%
Harwanne Compagnie de
  participations industielles
  et financieres S.A.                   1,663          328,491
Industrieholding Cham AG                2,117          600,960
                                                 -----------------
                                                       929,451

FURNITURE & HOUSEHOLD ITEMS 0.1%
Daetwyler Holding AG                      445        1,925,382

INFORMATION & SERVICES 0.2%
Kuoni Reisen Holding AG *               5,747        2,955,193

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)

INSTRUMENTS 0.1%
Carlo Gavazzi Holding AG *              2,007          389,330
Comet Holding AG                        2,000          289,607
Inficon Holding AG                      8,287        1,098,727
                                                 -----------------
                                                     1,777,664

INSURANCE 1.9%
Baloise Holding AG, Class R            99,600        9,769,533
Helvetia Patria Holding                16,608        5,204,754
Schweiz Natl-Vers-Ges                   3,206        1,822,089
Swiss Life Holding *                   48,240       11,271,471
Vaudoise Assurances Holding
  S.A.                                  4,126          584,717
                                                 -----------------
                                                    28,652,564

IT HARDWARE 0.1%
Huber & Suhner AG                      15,445        1,786,055
Lem Holding AG                          1,755          214,173
Schaffner Holding AG *                    660           93,911
SEZ Holding AG *                        6,476          165,073
                                                 -----------------
                                                     2,259,212

LAND & WATER TRANSPORTATION 0.1%
Jungfraubahn Holding AG                16,574          570,610
LO Holding Lausanne-Ouchy
  S.A.                                    243          212,285
                                                 -----------------
                                                       782,895

METAL PRODUCTS & MACHINERY 1.2%
Bucher Industries AG                   31,196        2,972,677
Conzzeta Holding AG                     1,075        1,752,614
Feintool International
  Holding AG (a)                        1,932          500,795
Phoenix Mecano AG                         560          219,588
Saurer AG *                            43,200        3,937,860
SIG Holding AG *                        3,972        1,145,786
Sulzer AG                               7,172        5,721,948
Tornos S.A. *                          45,301          507,956
WMH Walter Meier AG                     4,038          423,509
Zehnder Group AG                          750        1,204,955
                                                 -----------------
                                                    18,387,688

REAL ESTATE DEVELOPMENT 0.5%
Flughafen AG                           14,297        3,431,520
Intershop Holdings AG                   6,982        1,619,069
MCH Messe Schweiz Holdings AG           1,293          382,135
Pax-Anlage AG                              60           37,972
PSP Swiss Property AG *                37,600        1,907,665
Zueblin Immobilien Holding
  AG *                                 84,889          709,578
                                                 -----------------
                                                     8,087,939

RESTAURANTS, HOTELS & THEATERS 0.0%
Moevenpick Holding AG *                 1,855          523,977

RETAIL 0.1%
Charles Vogele Holding AG *            20,648        1,634,051

SOFTWARE 0.0%
Crealogix Holding AG *                    137            9,798
Kardex AG *                            17,835          714,502
                                                 -----------------
                                                       724,300

See the accompanying notes to the financial statements.
                                             Laudus Trust Semiannual Report   93

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
WHOLESALE 0.5%
Also Holding AG                        15,840          764,207
Bobst Group AG                         60,400        2,653,156
Eichhof Holding AG                        420          538,894
Metraux Services Holding AG             1,633          280,204
Valora Holding AG                      11,250        2,622,689
                                                 -----------------
                                                     6,859,150
                                                 -----------------
                                                   128,860,457

UNITED KINGDOM 18.1%
------------------------------------------------------------------

AGRICULTURE, FOOD & BEVERAGE 0.8%
Anglo-Eastern Plantations              24,668          148,278
Carr's Milling Industries plc          27,358          307,855
Dairy Crest Group plc                   7,384           81,285
Inter Link Foods plc                   20,618          191,091
Nichols plc                            99,000          466,187
Robert Wiseman Dairies plc              7,470           60,876
Tate & Lyle plc                       790,200       10,643,057
Uniq plc                               35,866          120,292
                                                 -----------------
                                                    12,018,921

AIRLINES 0.7%
British Airways plc *                 611,170        4,884,179
easyJet plc *                         562,313        5,113,168
John Menzies plc                       32,022          265,906
                                                 -----------------
                                                    10,263,253

BANKS & CREDIT INSTITUTIONS 0.2%
Hitachi Capital UK plc                 79,897          347,521
Kensington Group plc                   69,366        1,076,353
Provident Financial plc                95,217        1,116,657
                                                 -----------------
                                                     2,540,531

BASIC MINERALS & METALS 2.0%
Antofagasta plc                     1,149,000        9,846,091
Avocet Mining plc *                   288,000          550,022
Bodycote International                864,000        3,839,836
Castings plc                           91,893          460,680
Corus Group plc                     1,101,000        8,001,520
Golden Prospect plc                   191,471          199,864
Vedanta Resources plc (a)             341,085        7,426,183
                                                 -----------------
                                                    30,324,196

BEER, LIQUOR, & TOBACCO 0.5%
Scottish & Newcastle plc              711,713        7,593,634

CELLULAR & WIRELESS 0.3%
The Carphone Warehouse
  plc (a)                             911,592        5,242,443

CHEMICALS & RUBBER 0.0%
Elementis plc                         372,704          619,245

COMMERCIAL AIRCRAFT & COMPONENTS 0.0%
Senior plc                            590,528          613,650

COMMUNICATIONS UTILITIES 0.1%
COLT Telecom Group plc*               325,917          767,365
Kingston Communications
  (Hull) plc                        1,165,693        1,350,652
                                                 -----------------
                                                     2,118,017

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)

DRUGS & PHARMACEUTICALS 0.6%
Goldshield Group plc                   67,220          301,767
Shire Pharmaceuticals plc             572,539        9,471,651
                                                 -----------------
                                                     9,773,418

ELECTRIC UTILITIES 0.3%
British Energy Group plc*             441,807        4,790,954

FINANCIAL INVESTMENTS 0.3%
3i Group plc                           31,354          548,538
City Merchants High Yield
  Trust plc                            84,831          293,024
Compel Group plc                      108,000          201,962
F&C Asset Management plc              921,000        3,503,452
Lavendon Group plc                     34,732          179,809
NewMedia SPARK plc*                    62,796           18,812
                                                 -----------------
                                                     4,745,597

FOREST PRODUCTS & PAPER 0.1%
DS Smith plc                          366,234        1,056,539

FURNITURE & HOUSEHOLD ITEMS 0.3%
British Polythene Industries
  plc                                  28,873          224,266
Carclo plc                            184,000          253,217
F.W. Thorpe plc                        35,881          401,411
MFI Furniture Group plc(a)          1,789,736        3,216,973
Volex Group plc*                       78,379          175,370
                                                 -----------------
                                                     4,271,237

GAS & OTHER PUBLIC UTILITIES 0.1%
AEA Technology plc*                     9,516           17,448
Hunting plc                            64,726          540,011
Severn Trent plc                       42,400        1,059,198
                                                 -----------------
                                                     1,616,657

GOVERNMENT AIRCRAFT & DEFENSE 0.5%
Babcock International Group
  plc                                 286,563        1,872,912
Chemring Group plc                     60,323        1,694,187
Raymarine plc                         100,520          719,444
Trafficmaster plc*                    252,362          289,413
Vt Group plc                          398,329        3,608,599
                                                 -----------------
                                                     8,184,555

INFORMATION & SERVICES 1.1%
Alfred McAlpine plc                   105,640          991,498
AMEC plc                              746,000        5,003,820
Anite Group plc*                      866,101        1,170,636
Chime Communications plc               48,561           40,006
Christie Group plc                     92,000          374,657
Communisis plc                        397,462          565,583
Creston plc                           114,869          382,417
Glotel plc                            132,000          143,180
Group 4 Securicor plc                 492,718        1,560,341
Harvey Nash Group plc*                182,138          219,962
Huntsworth plc                        287,787          489,724
Interior Services Group plc            14,474           69,923
Keller Group plc                      171,789        2,151,078
Macfarlane Group plc                  106,162           61,620
Management Consulting Group
  plc                                 416,977          439,159
Metnor Group plc                       44,000          259,508
MICE Group plc                        648,992          461,464

                         See the accompanying notes to the financial statements. 94 Laudus Trust Semiannual Report

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
Next Fifteen Communications
  plc                                 156,902          180,322
Nord Anglia Education plc*            127,950          375,059
Tenon Group plc                       416,000          274,562
Tribal Group plc                      133,542          435,065
Waterman Group plc                    104,000          300,023
Wincanton Plc                         195,915        1,141,691
XKO Group plc                         104,000          192,777
                                                 -----------------
                                                    17,284,075

INSTRUMENTS 0.1%
Dialight plc                          108,000          461,950
Oxford Instruments plc                 69,597          265,355
                                                 -----------------
                                                       727,305

INSURANCE 1.8%
Brit Insurance Holdings plc           414,477        2,341,318
Chaucer Holdings plc                  873,000        1,190,811
Friends Provident plc               1,872,000        6,781,377
Highway Insurance Holdings
  plc                                  33,060           38,997
Kiln plc                              416,738          721,759
Old Mutual plc                      3,794,458       11,893,517
Resolution plc                        360,458        4,165,484
Windsor plc                           170,000          154,375
                                                 -----------------
                                                    27,287,638

IT HARDWARE 0.2%
E2V Technologies plc                   67,748          361,407
Filtronic plc(a)                      200,809          806,229
Pace Micro Technology plc*             59,344           65,221
TT electronics plc                    323,433        1,190,522
Vitec Group plc                         4,763           48,475
Zetex plc                             338,707          455,023
                                                 -----------------
                                                     2,926,877

LAND & WATER TRANSPORTATION 0.5%
Arriva plc                            465,300        5,749,250
Braemar Seascope Group plc             64,440          507,276
Clarkson plc                           14,765          242,864
Ocean Wilsons Holdings Ltd.             1,461           11,493
TDG plc                               149,266          600,878
                                                 -----------------
                                                     7,111,761

METAL PRODUCTS & MACHINERY 0.1%
Alumasc Group plc                      88,000          290,252
Eleco plc                             126,539          159,925
FKI plc                               315,005          531,394
MS International Plc                    5,526           16,568
The 600 Group plc *                    34,272           35,935
Trifast plc                           258,457          291,563
Wagon plc                             103,148          392,535
                                                 -----------------
                                                     1,718,172

MISCELLANEOUS FINANCE 2.1%
Amvescap plc                          760,776        8,254,007
Henderson Group plc *               1,524,153        2,606,021
Investec plc                          761,460        7,480,220
Legal & General Group plc           4,996,000       13,310,378
                                                 -----------------
                                                    31,650,626

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)

OIL DRILLING & SERVICES 0.2%
Abbot Group plc                       540,000        2,846,902
Expro International Group plc          10,633          132,829
                                                 -----------------
                                                     2,979,731

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 0.0%
Laird Group plc                        92,612          652,242

PUBLISHING, BROADCASTING & CINEMA 0.0%
Media Square plc                      298,731           85,135

REAL ESTATE DEVELOPMENT 2.1%
British Land Co., plc *               301,140        7,682,045
Brixton plc                           586,688        5,808,368
Hammerson plc                         447,200       10,976,842
Land Securities Group plc             179,385        6,603,839
Rugby Estates plc                      11,400          106,078
                                                 -----------------
                                                    31,177,172

RESTAURANTS, HOTELS & THEATERS 2.1%
Compass Group plc                   1,828,000        9,184,214
Greene King plc                       351,631        5,944,337
Luminar plc                             1,176           12,503
Millennium & Copthorne Hotel
  plc                                 566,489        5,102,878
Regent Inns plc *                     348,000          479,646
Sportech plc *                      1,777,556          307,859
Ultimate Leisure Group plc             90,000          318,487
Whitbread plc *                       383,350        9,287,982
Wolverhampton & Dudley
  Breweries plc                        43,477        1,173,380
                                                 -----------------
                                                    31,811,286

RETAIL 0.1%
C.I. Traders Ltd.                      16,485           23,557
Clinton Cards plc                      42,009           52,306
Jacques Vert plc *                    281,723          100,523
John David Group plc                  122,000          728,110
Woolworths Group plc                  607,322          404,109
                                                 -----------------
                                                     1,308,605

SOAPS & COSMETICS 0.1%
McBride plc                           241,592          778,033

SOFTWARE 0.6%
Alphameric plc                        356,395          474,160
Computacenter plc                     436,666        2,044,880
Dimension Data Holdings plc *       3,734,795        2,430,552
Eckoh Technologies plc *              960,000          215,695
Horizon Technology Group
  plc *                                77,652           96,352
Intec Telecom Systems plc *         1,048,000          797,840
InTechnology plc *                    350,000          250,502
iSOFT Group plc (a)*                  157,421          147,311
LogicaCMG plc                         576,704        1,675,293
Microgen plc                          175,541          147,904
Morse plc                             434,485          822,700
nCipher plc *                           9,455           41,442
Northgate Information
  Solutions plc                        25,306           38,412
RM plc                                 39,188          132,150
                                                 -----------------
                                                     9,315,193

See the accompanying notes to the financial statements.
                                             Laudus Trust Semiannual Report   95

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
TEXTILES & APPAREL 0.0%
Alexon Group plc                       50,356          118,499

WHOLESALE 0.2%
Abacus Group plc                      131,031          408,595
Acal plc                               82,250          545,621
Andrews Sykes Group plc *               3,497            9,167
Arla Foods UK plc                     627,317          640,134
Dawson Holdings plc                   194,763          334,577
Fayrewood plc                          71,615          112,299
James Latham plc                       62,804          221,747
Lambert Howarth Group plc              30,614           32,529
                                                 -----------------
                                                     2,304,669
                                                 -----------------
                                                   275,009,866
                                                 ------------------
TOTAL COMMON STOCK (COST $1,324,213,256)         1,487,024,617
                                                 ------------------

PREFERRED STOCK 0.1% OF NET ASSETS

AUSTRIA 0.0%
------------------------------------------------------------------
MIBA AG                                 1,600          218,217

DENMARK 0.0%
------------------------------------------------------------------
Brodrene A&O Johansen A/S                 342           83,207

GERMANY 0.1%
------------------------------------------------------------------
Jungheinrich AG                        47,379        1,272,241
                                                 -----------------
TOTAL PREFERRED STOCK (COST $1,308,341)              1,573,665

RIGHTS 0.0% OF NET ASSETS

JAPAN 0.0%
------------------------------------------------------------------
Dowa Mining                           391,000               --

UNITED KINGDOM 0.0%
------------------------------------------------------------------
Senior plc *                           55,830           13,067
                                                 -----------------
TOTAL RIGHTS (COST $ -- )                               13,067

WARRANTS 0.0% OF NET ASSETS

HONG KONG 0.0%
------------------------------------------------------------------
Allied Properties HK Ltd. *            43,600            5,037
                                                 -----------------
TOTAL WARRANTS (COST $ -- )                              5,037

SECURITY RATE,                   FACE AMOUNT         VALUE
MATURITY DATE                        ($)              ($)

SHORT-TERM INVESTMENTS 0.7% OF NET ASSETS

REPURCHASE AGREEMENT 0.7%
------------------------------------------------------------------
Fixed Income Clearing Corp.
  dated 09/29/06, due
  10/02/06 at 4.8%, with a
  maturity value of
  $10,417,165 (fully
  collateralized by Federal
  National Mortgage
  Association with a value of
  $10,623,525.)                    10,413,000       10,413,000
                                                 -----------------
TOTAL SHORT-TERM INVESTMENTS (COST
  $10,413,000)                                      10,413,000
------------------------------------------------------------------
END OF INVESTMENTS.

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
COLLATERAL INVESTED FOR SECURITIES ON LOAN 8.3% OF NET ASSETS

State Street Navigator
  Security Lending Prime
  Portfolio                       125,044,405      125,044,405
                                                 -----------------
TOTAL COLLATERAL INVESTED FOR SECURITIES ON
  LOAN (COST $125,044,405)                         125,044,405
------------------------------------------------------------------
END OF COLLATERAL INVESTED FOR SECURITIES ON LOAN.

At September 30, 2006 the tax basis cost of the fund's investments was $1,337,236,494 and the unrealized appreciation and depreciation were $214,978,570 and ($53,185,678), respectively, with a net unrealized appreciation of $161,792,892.

*  Non-income producing security.

(a) All or a portion of this security is on loan.

(b) Bankrupt security/delisted.

(c) Fair-valued by Management.

TAN -- Tax anticipation note

                         See the accompanying notes to the financial statements. 96 Laudus Trust Semiannual Report

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND

PORTFOLIO HOLDINGS as of September 30, 2006, (Unaudited)

                                           COST           VALUE
HOLDINGS BY CATEGORY                        ($)            ($)
------------------------------------------------------------------
 96.9%     COMMON STOCK                  25,471,648     28,301,059
  0.9%     SHORT-TERM INVESTMENTS           275,163        275,163
------------------------------------------------------------------
 97.8%     TOTAL INVESTMENTS             25,746,811     28,576,222
(94.3)%    SHORT SALES                  (27,620,468)   (27,572,255)
 97.3%     DEPOSITS WITH BROKER AND
           CUSTODIAN BANK FOR
           SECURITIES SOLD SHORT         28,444,112     28,444,112
 (0.8)%    OTHER ASSETS AND
           LIABILITIES                                    (224,302)
------------------------------------------------------------------
100.0%     NET ASSETS                                   29,223,777

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
COMMON STOCK (A) 96.9% OF NET ASSETS

AGRICULTURE, FOOD & BEVERAGE 3.4%
-----------------------------------------------------------------
Archer Daniels Midland Co.              6,200         234,856
Dean Foods Co. *                        3,800         159,676
General Mills, Inc.                     4,390         248,474
Kellogg Co.                             3,800         188,176
The Pepsi Bottling Group, Inc.          4,780         169,690
                                                  ---------------
                                                    1,000,872

BANKS & CREDIT INSTITUTIONS 8.8%
-----------------------------------------------------------------
Bank of America Corp.                  24,300       1,301,751
Capital One Financial Corp.             2,000         157,320
Comerica, Inc.                          5,600         318,752
Countrywide Financial Corp.            17,840         625,114
Wachovia Corp.                          2,850         159,030
                                                  ---------------
                                                    2,561,967

BASIC MINERALS & METALS 1.9%
-----------------------------------------------------------------
Allegheny Technologies, Inc.              200          12,438
Freeport-McMoRan Copper & Gold,
  Inc., Class B                           300          15,978
Nucor Corp.                             6,060         299,909
United States Steel Corp.               4,200         242,256
                                                  ---------------
                                                      570,581

BEER, LIQUOR, & TOBACCO 1.0%
-----------------------------------------------------------------
Altria Group, Inc.                      3,700         283,235

BIOTECHNOLOGY 3.2%
-----------------------------------------------------------------
Celgene Corp. *                         2,675         115,828
Gilead Sciences, Inc. *                11,800         810,660
                                                  ---------------
                                                      926,488

CELLULAR & WIRELESS 0.9%
-----------------------------------------------------------------
NII Holdings, Inc. *                    4,470         277,855

CHEMICALS & RUBBER 0.8%
-----------------------------------------------------------------
The Sherwin-Williams Co.                4,500         251,010

COMMUNICATIONS UTILITIES 4.9%
-----------------------------------------------------------------
AT&T Corp.                             22,700         739,112
Google, Inc., Class A *                 1,600         643,040
The DIRECTV Group, Inc. *               2,000          39,360
                                                  ---------------
                                                    1,421,512

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)

CONSUMER DURABLES 1.3%
-----------------------------------------------------------------
Harley-Davidson, Inc.                   6,010         377,128

ELECTRIC UTILITIES 5.0%
-----------------------------------------------------------------
Consolidated Edison, Inc.               9,150         422,730
Edison International                    8,250         343,530
Entergy Corp.                             920          71,972
PG&E Corp.                             12,100         503,965
TXU Corp.                               1,900         118,788
                                                  ---------------
                                                    1,460,985

INFORMATION & SERVICES 0.3%
-----------------------------------------------------------------
Manpower, Inc.                          1,360          83,327

INSTRUMENTS 4.6%
-----------------------------------------------------------------
Becton Dickinson & Co.                  8,300         586,561
Honeywell International, Inc.          18,600         760,740
                                                  ---------------
                                                    1,347,301

INSURANCE 7.9%
-----------------------------------------------------------------
ACE Ltd.                               10,200         558,246
Loews Corp.                            15,000         568,500
MGIC Investment Corp.                   3,200         191,904
Prudential Financial, Inc.              1,110          84,637
The Allstate Corp.                     13,620         854,383
UnumProvident Corp.                     2,500          48,475
                                                  ---------------
                                                    2,306,145

INTEGRATED OIL COMPANIES 7.6%
-----------------------------------------------------------------
ChevronTexaco Corp.                     8,200         531,852
Exxon Mobil Corp.                      15,850       1,063,535
Marathon Oil Corp.                      8,140         625,966
                                                  ---------------
                                                    2,221,353

IT HARDWARE 8.0%
-----------------------------------------------------------------
Amphenol Corp.                          3,600         222,948
Cisco Systems, Inc. *                     230           5,290
Harris Corp.                            5,260         234,018
Lam Research Corp. *                    2,700         122,391
MEMC Electronic Materials,
  Inc. *                                5,600         205,128
Motorola, Inc.                         20,051         501,275
NVIDIA Corp. *                         12,180         360,406
Texas Instruments, Inc.                20,560         683,620
                                                  ---------------
                                                    2,335,076

LAND & WATER TRANSPORTATION 3.4%
-----------------------------------------------------------------
C.H. Robinson Worldwide, Inc.             378          16,851
CSX Corp.                               8,300         272,489
Union Pacific Corp.                     7,900         695,200
                                                  ---------------
                                                      984,540

MAINFRAME & MINICOMPUTERS 1.4%
-----------------------------------------------------------------
Apple Computer, Inc. *                  5,170         398,245

METAL PRODUCTS & MACHINERY 2.1%
-----------------------------------------------------------------
Cummins, Inc.                           1,900         226,537
Dover Corp.                             2,400         113,856
Parker Hannifin Corp.                   3,740         290,710
                                                  ---------------
                                                      631,103

See the accompanying notes to the financial statements.
                                             Laudus Trust Semiannual Report   97

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
MISCELLANEOUS FINANCE 7.1%
-----------------------------------------------------------------
Chicago Mercantile Exchange
  Holdings, Inc.                        1,200         573,900
Citigroup, Inc.                           100           4,967
JPMorgan Chase & Co.                    7,830         367,697
Merrill Lynch & Co., Inc.               7,200         563,184
Morgan Stanley                          7,720         562,865
                                                  ---------------
                                                    2,072,613
OIL & COAL RESOURCES 1.6%
-----------------------------------------------------------------
Apache Corp.                            5,080         321,056
Questar Corp.                           1,890         154,545
                                                  ---------------
                                                      475,601

OIL DRILLING & SERVICES 2.8%
-----------------------------------------------------------------
ENSCO International, Inc.               5,520         241,942
Schlumberger Ltd.                       9,520         590,525
                                                  ---------------
                                                      832,467

PUBLISHING, BROADCASTING & CINEMA 1.6%
-----------------------------------------------------------------
Gannett Co., Inc.                       7,800         443,274
Time Warner, Inc.                         900          16,407
                                                  ---------------
                                                      459,681

RESTAURANTS, HOTELS & THEATERS 2.8%
-----------------------------------------------------------------
Darden Restaurants, Inc.                5,380         228,489
McDonald's Corp.                       14,870         581,714
                                                  ---------------
                                                      810,203

RETAIL 5.8%
-----------------------------------------------------------------
Abercrombie & Fitch Co., Class A        2,900         201,492
AutoZone, Inc. *                        1,900         196,270
CVS Corp.                              19,800         635,976
Home Depot, Inc.                          100           3,627
Limited Brands, Inc.                   12,900         341,721
Nordstrom, Inc.                         3,060         129,438
The Kroger Co.                          7,700         178,178
                                                  ---------------
                                                    1,686,702

SOAPS & COSMETICS 1.5%
-----------------------------------------------------------------
Colgate-Palmolive Co.                   6,900         428,490
The Estee Lauder Cos., Inc.,
  Class A                                 140           5,646
                                                  ---------------
                                                      434,136

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)

SOFTWARE 6.4%
-----------------------------------------------------------------
BMC Software, Inc. *                    8,400         228,648
Cognizant Technology Solutions
  Corp., Class A *                      4,593         340,158
Computer Sciences Corp. *               6,150         302,088
International Business Machines
  Corp.                                 7,720         632,577
Intuit, Inc. *                          8,549         274,337
Oracle Corp. *                          5,050          89,587
                                                  ---------------
                                                    1,867,395

TEXTILES & APPAREL 0.1%
-----------------------------------------------------------------
VF Corp.                                  400          29,180

WHOLESALE 0.7%
-----------------------------------------------------------------
W.W. Grainger, Inc.                     2,900         194,358
                                                   --------------
TOTAL COMMON STOCK (COST $25,471,648)              28,301,059
                                                   --------------

SECURITY RATE,                     FACE AMOUNT       VALUE
MATURITY DATE                         ($)             ($)

SHORT-TERM INVESTMENTS 0.9% OF NET ASSETS

REPURCHASE AGREEMENT 0.9%
-----------------------------------------------------------------
Custodian Trust Company, dated
  09/29/06, due 10/02/06 at
  5.25% with a maturity value of
  $275,283 (fully collateralized
  by U.S. Treasury Note with a
  value of $288,133)                  275,163         275,163
                                                   --------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $275,163)                                     275,163
-----------------------------------------------------------------
END OF INVESTMENTS.

At September 30, 2006 the tax basis cost of the fund's investments was $25,976,674, and the unrealized appreciation and depreciation was $4,276,858 and ($1,677,310), respectively, with a net unrealized appreciation of $2,599,548.

*  Non-income producing security.

(a) All long positions are pledged as collateral for securities sold short.

                         See the accompanying notes to the financial statements. 98 Laudus Trust Semiannual Report

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
SHORT SALES 94.3% OF NET ASSETS

AGRICULTURE, FOOD & BEVERAGE 4.6%
-----------------------------------------------------------------
Bunge Ltd.                               4,400        254,980
The Coca-Cola Co.                       14,200        634,456
The Hershey Co.                          3,200        171,040
Wm. Wrigley Jr. Co.                      5,100        234,906
Wm. Wrigley Jr. Co., Class B             1,275         58,650
                                                   --------------
                                                    1,354,032

AUTOS 1.9%
-----------------------------------------------------------------
Ford Motor Co.                          63,600        514,524
General Motors Corp.                     1,300         43,238
                                                   --------------
                                                      557,762

BANKS & CREDIT INSTITUTIONS 7.7%
-----------------------------------------------------------------
American Express Co.                     9,680        542,854
Commerce Bancorp, Inc.                   6,800        249,628
Fifth Third Bancorp                     14,500        552,160
Freddie Mac                              7,160        474,923
Popular, Inc.                            9,600        186,624
Sovereign Bancorp, Inc.                 11,200        240,912
                                                   --------------
                                                    2,247,101

BIOTECHNOLOGY 2.9%
-----------------------------------------------------------------
Amgen, Inc. *                            9,000        643,770
Amylin Pharmaceuticals, Inc. *           4,570        201,400
                                                   --------------
                                                      845,170

CHEMICALS & RUBBER 0.6%
-----------------------------------------------------------------
The Dow Chemical Co.                     4,500        175,410

COMMUNICATIONS UTILITIES 2.5%
-----------------------------------------------------------------
Verizon Communications, Inc.             3,100        115,103
Yahoo! Inc. *                           24,200        611,776
                                                   --------------
                                                      726,879

CONSTRUCTION & HOMEBUILDING 1.4%
-----------------------------------------------------------------
Centex Corp.                             4,550        239,421
Pulte Homes, Inc.                        5,130        163,442
                                                   --------------
                                                      402,863

CONSUMER DURABLES 0.4%
-----------------------------------------------------------------
Harman International Industries,
  Inc.                                   1,600        133,504

DRUGS & PHARMACEUTICALS 3.0%
-----------------------------------------------------------------
Abbott Laboratories                      7,410        359,830
Forest Laboratories, Inc. *             10,000        506,100
                                                   --------------
                                                      865,930

ELECTRIC UTILITIES 5.2%
-----------------------------------------------------------------
Dominion Resources, Inc.                 8,600        657,814
PPL Corp.                               13,100        430,990
The AES Corp. *                         21,200        432,268
                                                   --------------
                                                    1,521,072

FURNITURE & HOUSEHOLD ITEMS 4.6%
-----------------------------------------------------------------
Procter & Gamble Co.                    21,700      1,344,966

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)

HEALTH CARE & HOSPITAL 1.0%
-----------------------------------------------------------------
HCA, Inc.                                6,100        304,329

INFORMATION & SERVICES 0.8%
-----------------------------------------------------------------
Apollo Group, Inc., Class A *            4,900        241,276

INSTRUMENTS 3.9%
-----------------------------------------------------------------
Biomet, Inc.                             8,900        286,491
Medtronic, Inc.                          4,000        185,760
St. Jude Medical, Inc. *                 4,300        151,747
Zimmer Holdings, Inc. *                  7,600        513,000
                                                   --------------
                                                    1,136,998

INSURANCE 4.0%
-----------------------------------------------------------------
Everest Re Group Ltd.                    2,500        243,825
The Progressive Corp.                   22,800        559,512
White Mountains Insurance Group
  Ltd.                                     500        248,480
Willis Group Holdings Ltd.               3,500        133,000
                                                   --------------
                                                    1,184,817

IT HARDWARE 8.1%
-----------------------------------------------------------------
Altera Corp. *                          12,800        235,264
Analog Devices, Inc.                    10,100        296,839
Avaya, Inc. *                              300          3,432
Broadcom Corp., Class A *                4,030        122,270
Intel Corp.                             34,400        707,608
KLA-Tencor Corp.                         6,600        293,502
Linear Technology Corp.                 12,400        385,888
Maxim Integrated Products, Inc.          1,100         30,877
Microchip Technology, Inc.                 457         14,816
QUALCOMM, Inc.                           7,300        265,355
Xilinx, Inc.                             1,200         26,340
                                                   --------------
                                                    2,382,191

LAND & WATER TRANSPORTATION 4.1%
-----------------------------------------------------------------
Carnival Corp.                          14,500        681,935
United Parcel Service, Inc.,
  Class B                                7,020        505,019
                                                   --------------
                                                    1,186,954

MAINFRAME & MINICOMPUTERS 1.0%
-----------------------------------------------------------------
Dell, Inc. *                            12,344        281,937

METAL PRODUCTS & MACHINERY 4.2%
-----------------------------------------------------------------
General Electric Co.                    34,500      1,217,850

MISCELLANEOUS FINANCE 1.9%
-----------------------------------------------------------------
E*TRADE Financial Corp. *                5,180        123,906
Legg Mason, Inc.                         4,200        423,612
                                                   --------------
                                                      547,518

OIL & COAL RESOURCES 0.6%
-----------------------------------------------------------------
EOG Resources, Inc.                        660         42,933
Southwestern Energy Co. *                4,110        124,432
Ultra Petroleum Corp. *                    200          9,622
                                                   --------------
                                                      176,987

See the accompanying notes to the financial statements.
                                             Laudus Trust Semiannual Report   99

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND

PORTFOLIO HOLDINGS continued

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
OIL DRILLING & SERVICES 1.0%
-----------------------------------------------------------------
GlobalSantaFe Corp.                      2,500        124,975
Noble Corp.                              2,780        178,420
                                                   --------------
                                                      303,395

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 2.2%
-----------------------------------------------------------------
Eastman Kodak Co.                        8,360        187,264
Lexmark International, Inc.,
  Class A *                              5,300        305,598
NCR Corp. *                              3,990        157,525
                                                   --------------
                                                      650,387

PUBLISHING, BROADCASTING & CINEMA 0.7%
-----------------------------------------------------------------
Clear Channel Communications,
  Inc.                                   1,060         30,581
Sirius Satellite Radio, Inc. *          43,900        171,649
                                                   --------------
                                                      202,230

REAL ESTATE INVESTMENT TRUSTS 8.0%
-----------------------------------------------------------------
Archstone-Smith Trust                    7,480        407,211
Developers Diversified Realty
  Corp.                                    310         17,286
Equity Residential                       9,500        480,510
General Growth Properties, Inc.          6,700        319,255
Kimco Realty Corp.                       7,700        330,099
Plum Creek Timber Co., Inc.              6,800        231,472
Simon Property Group, Inc.               5,700        516,534
The Macerich Co.                           300         22,908
                                                   --------------
                                                    2,325,275

RESTAURANTS, HOTELS & THEATERS 0.8%
-----------------------------------------------------------------
Starwood Hotels & Resorts
  Worldwide, Inc.                        3,940        225,328

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)

RETAIL 6.8%
-----------------------------------------------------------------
Amazon.com, Inc. *                      11,050        354,926
Bed, Bath & Beyond, Inc. *               1,901         72,732
eBay, Inc. *                            21,020        596,127
SUPERVALU, INC.                            100          2,965
Wal-Mart Stores, Inc.                   13,700        675,684
Walgreen Co.                               140          6,215
Whole Foods Market, Inc.                 4,860        288,830
                                                   --------------
                                                    1,997,479

SOAPS & COSMETICS 1.5%
-----------------------------------------------------------------
Avon Products, Inc.                     14,200        435,372

SOFTWARE 7.5%
-----------------------------------------------------------------
Adobe Systems, Inc. *                   14,744        552,163
Electronic Arts, Inc. *                  8,500        473,280
Microsoft Corp.                         42,639      1,165,324
                                                   --------------
                                                    2,190,767

TEXTILES & APPAREL 0.8%
-----------------------------------------------------------------
Cintas Corp.                             5,500        224,565

WHOLESALE 0.6%
-----------------------------------------------------------------
Omnicare, Inc.                           1,500         64,635
Sysco Corp.                              3,506        117,276
                                                   --------------
                                                      181,911
                                                   --------------
TOTAL SHORT SALES (PROCEEDS $27,620,468)           27,572,255
-----------------------------------------------------------------
END OF SHORT SALE POSITIONS.

*  Non-income producing security.

                         See the accompanying notes to the financial statements. 100 Laudus Trust Semiannual Report

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND

PORTFOLIO HOLDINGS as of September 30, 2006, (Unaudited)

                                           COST           VALUE
HOLDINGS BY CATEGORY                        ($)            ($)
------------------------------------------------------------------
 94.0%     COMMON STOCK                  30,644,284     33,817,411
   --%     RIGHTS                                --             --
------------------------------------------------------------------
 94.0%     TOTAL INVESTMENTS             30,644,284     33,817,411
(94.4)%    SHORT SALES                  (32,807,166)   (33,975,634)
 75.3%     DEPOSITS WITH BROKER AND
           CUSTODIAN BANK FOR
           SECURITIES SOLD SHORT         27,108,627     27,108,627
 25.1%     OTHER ASSETS AND
           LIABILITIES                                   9,049,367
------------------------------------------------------------------
100.0%     NET ASSETS                                   35,999,771

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)
COMMON STOCK (A) 94.0% OF NET ASSETS

AUSTRIA 0.2%
-------------------------------------------------------------------
COMMUNICATIONS UTILITIES 0.0%
Telekom Austria AG                           400         10,088

METAL PRODUCTS & MACHINERY 0.1%
Andritz AG                                   210         32,122

REAL ESTATE DEVELOPMENT 0.1%
Immofinanz Immobilien Anlagen AG *         3,600         43,401
                                                    ---------------
                                                         85,611

BELGIUM 1.0%
-------------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 0.3%
Fortis                                     2,800        113,539

BASIC MINERALS & METALS 0.2%
Umicore                                      500         73,905

INSTRUMENTS 0.2%
Agfa Gevaert N.V.                          2,450         58,071

RESTAURANTS, HOTELS & THEATERS 0.1%
S.A. D'Ieteren N.V.                          160         53,396

RETAIL 0.2%
Delhaize Group                               900         75,606
                                                    ---------------
                                                        374,517

DENMARK 0.7%
-------------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.2%
Danisco A/S                                  800         64,921

BANKS & CREDIT INSTITUTIONS 0.3%
Danske Bank A/S                            3,000        117,923

BEER, LIQUOR, & TOBACCO 0.2%
Carlsberg A/S                                600         50,429
                                                    ---------------
                                                        233,273

FINLAND 0.6%
-------------------------------------------------------------------
BASIC MINERALS & METALS 0.1%
Outokumpu Oyj                              2,000         51,018

CHEMICALS & RUBBER 0.1%
Kemira Oyj                                 1,800         33,557

FOREST PRODUCTS & PAPER 0.3%
UPM-Kymmene Oyj                            4,200         99,568

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)

WHOLESALE 0.1%
Orion Oyj *                                1,800         34,238
                                                    ---------------
                                                        218,381

FRANCE 3.2%
-------------------------------------------------------------------
AIRLINES 0.2%
tSAir France-KLM                           1,800         54,162

AUTOS 0.3%
PSA Peugeot Citroen                        1,800        101,483
Societe Fonciere, Financiere et de
  Participations (FFP)                        81         17,553
                                                    ---------------
                                                        119,036

CHEMICALS & RUBBER 0.4%
Compagnie Generale des
  Etablissements Michelin, Class B         1,500        109,908
Rhodia S.A. *                             18,668         41,627
                                                    ---------------
                                                        151,535

INFORMATION & SERVICES 0.1%
Compagnie Generale de Geophysique
  S.A. *                                     300         46,128

INSURANCE 0.1%
CNP Assurances                               200         19,380

IT HARDWARE 0.7%
Alcatel SA, Class A                       10,000        121,957
STMicroelectronics NV                      8,000        138,391
                                                    ---------------
                                                        260,348

METAL PRODUCTS & MACHINERY 0.1%
Valeo SA                                   1,200         42,723

MISCELLANEOUS FINANCE 0.3%
Natexis Banques Populaires                   400        110,696

RESTAURANTS, HOTELS & THEATERS 0.2%
Sodexho Alliance SA                        1,464         80,996

SOFTWARE 0.4%
Atos Origin SA *                             800         43,995
Cap Gemini SA                              1,500         79,388
                                                    ---------------
                                                        123,383
TEXTILES & APPAREL 0.4%
Christian Dior SA                          1,200        124,676
                                                    ---------------
                                                      1,133,063

GERMANY 2.4%
-------------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.1%
Suedzucker AG                              1,200         29,596

BANKS & CREDIT INSTITUTIONS 0.1%
Bankgesellschaft Berlin AG *               6,544         49,208

BASIC MINERALS & METALS 0.3%
ThyssenKrupp AG                            2,800         94,052

CHEMICALS & RUBBER 0.1%
Lanxess *                                  1,200         51,440

COMMUNICATIONS UTILITIES 0.1%
Mobilcom AG *                              1,200         27,823

See the accompanying notes to the financial statements.
                                            Laudus Trust Semiannual Report   101

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND

PORTFOLIO HOLDINGS continued

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)
DRUGS & PHARMACEUTICALS 0.2%
Merck KGaA                                   600         63,536

GOVERNMENT AIRCRAFT & DEFENSE 0.1%
Rheinmetall AG                               600         43,582

INSTRUMENTS 0.2%
Fresenius AG                                 360         62,967

INSURANCE 0.1%
DBV-Winterthur Holding AG                    341         27,050

IT HARDWARE 0.2%
Infineon Technologies AG *                 7,714         91,332

METAL PRODUCTS & MACHINERY 0.2%
Salzgitter AG                                600         56,261

MISCELLANEOUS FINANCE 0.4%
Deutsche Bank AG                           1,100        132,289

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 0.1%
Heidelberger Druckmaschinen AG             1,200         49,385

RETAIL 0.1%
KarstadtQuelle AG *                        1,400         33,204

WHOLESALE 0.1%
GEA Group AG                               3,000         53,953
                                                    ---------------
                                                        865,678

IRELAND 0.3%
-------------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.2%
Kerry Group plc                            2,700         64,066

OIL & COAL RESOURCES 0.1%
Dragon Oil plc *                          14,000         39,621
                                                    ---------------
                                                        103,687

ITALY 1.8%
-------------------------------------------------------------------
AUTOS 0.3%
Fiat S.p.A. *                              6,000         95,575

BANKS & CREDIT INSTITUTIONS 0.6%
Banca Popolare di Milano Scarl
  (BPM)                                    5,000         66,089
Banche Popolari Unite Scpa                 1,400         37,681
Capitalia S.p.A.                          14,000        115,822
                                                    ---------------
                                                        219,592

BEER, LIQUOR, & TOBACCO 0.2%
Davide Campari-Milano S.p.A.               6,000         54,972

ELECTRIC UTILITIES 0.1%
C.I.R. S.p.A.-Compagnie
  Industriali Riunite                     18,000         53,450

GAS & OTHER PUBLIC UTILITIES 0.2%
Hera S.p.A.                               18,000         67,237

GOVERNMENT AIRCRAFT & DEFENSE 0.2%
Finmeccanica S.p.A.                        2,700         60,299

OIL DISTRIBUTION 0.1%
ERG S.p.A.                                 2,700         53,899

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)

REAL ESTATE DEVELOPMENT 0.1%
Beni Stabili S.p.A.                       30,000         33,469
                                                    ---------------
                                                        638,493

JAPAN 24.0%
-------------------------------------------------------------------
AIRLINES 0.1%
All Nippon Airways Co., Ltd.               5,000         20,237

AUTOS 0.3%
Fuji Heavy Industries Ltd.                19,000        108,340

BANKS & CREDIT INSTITUTIONS 1.1%
Daishi Bank Ltd.                          10,000         43,486
Hyakugo Bank Ltd.                          7,000         45,158
Orient Corp.                              18,000         46,502
San-in Godo Bank Ltd.                      6,000         54,898
Sanyo Shinpan Finance Co., Ltd.              600         23,961
Shiga Bank Ltd.                            6,000         38,177
Takefuji Corp.                               400         18,366
The Hokkoku Bank Ltd.                     10,000         44,811
The Yamaguchi Bank Ltd.                    6,000         84,909
                                                    ---------------
                                                        400,268

BASIC MINERALS & METALS 3.9%
Dowa Holdings, Co., Ltd.                  11,000         95,204
Hitachi Cable Ltd.                         7,000         31,637
Hitachi Metals Ltd.                        7,000         66,091
JFE Holdings, Inc.                         5,200        203,966
Kobe Steel Ltd.                           54,000        169,698
Maruichi Steel Tube Ltd.                   2,900         68,861
Mitsui Mining & Smelting Co., Ltd.        19,000         98,141
Nippon Light Metal Co., Ltd.              13,000         32,754
Nippon Steel Corp.                        48,000        197,604
Nisshin Steel Co., Ltd.                   27,000         80,036
Sumitomo Electric Industries Ltd.         11,700        158,242
Sumitomo Metal Mining Co., Ltd.           14,000        183,842
Tokyo Steel Manufacturing Co.,
  Ltd.                                     2,000         31,475
                                                    ---------------
                                                      1,417,551

BEER, LIQUOR, & TOBACCO 1.1%
Asahi Breweries Ltd.                       9,100        132,638
Japan Tobacco, Inc.                           53        206,303
Kirin Brewery Co., Ltd.                    4,000         53,439
                                                    ---------------
                                                        392,380

CELLULAR & WIRELESS 0.6%
NTT DoCoMo, Inc.                             130        200,276

CHEMICALS & RUBBER 2.3%
Daicel Chemical Industries, Ltd.          11,000         76,437
Dainippon Ink & Chemicals, Inc.           23,000         83,850
Kanera Corp.                               8,000         75,689
Mitsubishi Chemical Holdings Corp.        27,000        169,128
Mitsui Chemicals, Inc.                    17,000        122,442
Sumitomo Chemical Co., Ltd.               16,000        119,450
Teijin                                    21,000        113,270
Tosoh Corp.                               18,000         72,982
                                                    ---------------
                                                        833,248

COMMUNICATIONS UTILITIES 0.6%
Nippon Telegraph & Telephone Corp.
  (NTT)                                       43        210,218

                         See the accompanying notes to the financial statements. 102 Laudus Trust Semiannual Report

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)
CONSUMER DURABLES 0.5%
Matsushita Electric Industrial
  Co., Ltd.                                9,000        190,318

DRUGS & PHARMACEUTICALS 1.1%
Kyorin Co., Ltd.                           3,000         32,461
Kyowa Hakko Kogyo Co., Ltd.               12,000         84,472
Mochida Pharmaceutical Co., Ltd.           2,000         16,487
Ono Pharmaceutical Co., Ltd.               2,400        107,108
Taisho Pharmaceutical Co., Ltd.            7,000        134,021
                                                    ---------------
                                                        374,549

ELECTRIC UTILITIES 0.2%
The Tokyo Electric Power Co., Inc.         1,900         54,707

FINANCIAL INVESTMENTS 0.5%
Mitsubishi UFJ Financial Group,
  Inc.                                        15        193,016

FURNITURE & HOUSEHOLD ITEMS 0.4%
Sankyo Co., Ltd.                           1,800         96,114
Sumitomo Bakelite Co., Ltd.                8,000         60,509
                                                    ---------------
                                                        156,623

GAS & OTHER PUBLIC UTILITIES 0.4%
Osaka Gas Co., Ltd.                       42,000        146,558

INSURANCE 0.7%
Millea Holdings, Inc.                          7        127,260
Mitsui Sumitomo Insurance Co.,
  Ltd.                                    11,000        137,757
                                                    ---------------
                                                        265,017
IT HARDWARE 1.2%
Alps Electric Co., Ltd.                    5,700         59,648
Brother Industries, Ltd. *                11,000        138,378
Futaba Corp.                                 700         18,604
Sanyo Electric Co., Ltd. *                36,000         73,143
Seiko Epson Corp.                          4,400        119,876
Toshiba Tec Corp.                          5,000         23,345
                                                    ---------------
                                                        432,994

LAND & WATER TRANSPORTATION 1.0%
Seino Transportation Co., Ltd.             7,000         82,351
West Japan Railway Co.                        36        153,810
Yamato Holdings Co., Ltd.                  8,000        115,754
                                                    ---------------
                                                        351,915

METAL PRODUCTS & MACHINERY 1.4%
Ebara Corp.                               13,000         47,161
Heiwa Corp.                                1,800         23,409
Hitachi Ltd.                              33,000        192,195
Mitsubishi Heavy Industries Ltd.          44,000        182,271
Toyo Seikan Kaisha Ltd.                    3,600         68,950
                                                    ---------------
                                                        513,986
MISCELLANEOUS FINANCE 1.4%
Daiwa Securities Group, Inc.              16,000        187,188
Mitsubishi UFJ Securities Co.,
  Ltd.                                     2,000         25,127
Nikko Cordial Corp.                       13,500        156,897
Okasan Holdings, Inc.                      3,000         26,468
Shinko Securities Co., Ltd.               25,000         99,181
                                                    ---------------
                                                        494,861

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)

OIL DISTRIBUTION 0.3%
Nippon Mining Holdings, Inc.              14,500        102,761

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 2.6%
Canon, Inc.                                4,200        219,489
Fuji Photo Film Co., Ltd.                  5,500        200,543
Konica Minolta Holdings, Inc. *            9,500        127,375
NEC Corp.                                 30,000        164,368
Noritsu Koki Co., Ltd.                       700         14,309
Ricoh Co., Ltd.                           10,000        198,986
                                                    ---------------
                                                        925,070

PUBLISHING, BROADCASTING & CINEMA 0.9%
Dai Nippon Printing Co., Ltd.             12,000        185,137
Toppan Printing Co., Ltd.                 13,000        144,052
                                                    ---------------
                                                        329,189

REAL ESTATE DEVELOPMENT 0.3%
Tokyu Land Corp.                          12,000        113,904

RETAIL 0.4%
Aoyama Trading Co., Ltd.                   1,900         60,782
Seven & I Holdings Co., Ltd.                  80          2,578
Uny Co., Ltd.                              6,000         79,793
                                                    ---------------
                                                        143,153

SOFTWARE 0.5%
Fujitsu Ltd.                              22,000        181,511

TEXTILES & APPAREL 0.2%
ONWARD KASHIYAMA Co., Ltd.                 6,000         86,356
                                                    ---------------
                                                      8,639,006

NETHERLANDS 0.7%
-------------------------------------------------------------------
FURNITURE & HOUSEHOLD ITEMS 0.1%
Hunter Douglas N.V.                          600         42,074

INFORMATION & SERVICES 0.3%
Koninklijke (Royal) Philips
  Electronics N.V.                         3,200        112,004

OIL & COAL RESOURCES 0.2%
Koninklijke DSM N.V.                       1,600         70,162

WHOLESALE 0.1%
Buhrmann N.V.                              2,000         30,113
                                                    ---------------
                                                        254,353

NORWAY 0.3%
-------------------------------------------------------------------
OIL & COAL RESOURCES 0.3%
Norsk Hydro ASA *                          1,600         35,731
Norsk Hydro ASA                            3,400         76,188
                                                    ---------------
                                                        111,919

SPAIN 1.7%
-------------------------------------------------------------------
AIRLINES 0.2%
Iberia Lineas Aereas de Espana
  S.A.                                    21,000         56,429

BANKS & CREDIT INSTITUTIONS 0.1%
Bankinter S.A.                               600         42,618

ELECTRIC UTILITIES 0.4%
Iberdrola S.A.                             3,500        156,291

See the accompanying notes to the financial statements.
                                            Laudus Trust Semiannual Report   103

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND

PORTFOLIO HOLDINGS continued

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)
INTEGRATED OIL COMPANIES 0.2%
Repsol YPF S.A.                            2,400         71,344

LAND & WATER TRANSPORTATION 0.3%
Altadis S.A.                               2,100         99,765

MISCELLANEOUS FINANCE 0.2%
Corporacion Financiera Alba S.A.             900         53,843

REAL ESTATE DEVELOPMENT 0.1%
Fadesa Inmobiliaria SA                     1,000         44,535

RESTAURANTS, HOTELS & THEATERS 0.2%
NH Hoteles S.A.                            1,600         33,964
Sol Melia S.A.                             3,000         53,870
                                                    ---------------
                                                         87,834
                                                    ---------------
                                                        612,659

SWEDEN 1.6%
-------------------------------------------------------------------
AIRLINES 0.1%
SAS AB *                                   4,000         52,234

BANKS & CREDIT INSTITUTIONS 0.4%
Nordea Bank AB                            10,000        130,976

BASIC MINERALS & METALS 0.2%
Boliden AB                                 3,600         68,303

CELLULAR & WIRELESS 0.3%
TeliaSonera AB                            17,000        108,814

COMMUNICATIONS UTILITIES 0.2%
Tele2 AB, Class B                          6,000         60,595

GOVERNMENT AIRCRAFT & DEFENSE 0.1%
Saab AB                                    2,000         50,255

METAL PRODUCTS & MACHINERY 0.2%
SSAB Svenskt Stal AB -- Class B            3,200         56,804

OIL & COAL RESOURCES 0.1%
Vostok Nafta Investment Ltd. --
  SDR *                                      800         50,967
                                                    ---------------
                                                        578,948

SWITZERLAND 2.5%
-------------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.2%
Barry Callebaut AG *                         100         47,676

AUTOS 0.1%
Rieter Holding AG                            105         45,211

BANKS & CREDIT INSTITUTIONS 0.3%
Banque Cantonale Vaudoise                    150         60,251
Liechtenstein Landesbank AG                   60         47,823
                                                    ---------------
                                                        108,074

BIOTECHNOLOGY 0.2%
Serono S.A., Class B                          90         77,539

CHEMICALS & RUBBER 0.3%
Ciba Specialty Chemicals AG                  900         54,295
Clariant AG *                              3,000         40,480
                                                    ---------------
                                                         94,775

FURNITURE & HOUSEHOLD ITEMS 0.3%
Swatch Group AG                              500         96,566

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)

INSURANCE 0.9%
Baloise Holding AG, Class R                  600         58,852
Swiss Life Holding *                         320         74,769
Swiss Re                                     833         63,674
Zurich Financial Services AG                 540        132,582
                                                    ---------------
                                                        329,877

METAL PRODUCTS & MACHINERY 0.1%
SIG Holding AG *                             160         46,154

REAL ESTATE DEVELOPMENT 0.1%
PSP Swiss Property AG *                      800         40,589
                                                    ---------------
                                                        886,461

UNITED KINGDOM 6.7%
-------------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.2%
Tate & Lyle plc                            6,000         80,813

AIRLINES 0.3%
British Airways plc *                      7,000         55,941
easyJet plc *                              6,000         54,558
                                                    ---------------
                                                        110,499

BANKS & CREDIT INSTITUTIONS 0.2%
Close Brothers Group plc                   1,800         34,397
Provident Financial plc                    4,000         46,910
                                                    ---------------
                                                         81,307

BASIC MINERALS & METALS 0.7%
Antofagasta plc                            9,000         77,124
Corus Group plc                            2,000         14,535
Kazakhmys plc                              4,000         85,749
Vedanta Resources plc                      3,200         69,671
                                                    ---------------
                                                        247,079

BEER, LIQUOR, & TOBACCO 0.2%
Gallaher Group plc                         5,400         88,305

CELLULAR & WIRELESS 0.1%
The Carphone Warehouse plc                 7,334         42,177

COMMUNICATIONS UTILITIES 0.1%
COLT Telecom Group plc *                  16,000         37,672

DRUGS & PHARMACEUTICALS 0.3%
Shire Pharmaceuticals plc                  5,400         89,333

ELECTRIC UTILITIES 0.2%
British Energy Group plc *                 6,300         68,317

FINANCIAL INVESTMENTS 0.1%
F&C Asset Management plc                   9,000         34,236

GOVERNMENT AIRCRAFT & DEFENSE 0.3%
BAE Systems plc                           16,000        118,333

INFORMATION & SERVICES 0.1%
First Choice Holidays plc                  9,000         33,644

INSURANCE 1.0%
Aviva plc                                  7,700        112,817
Friends Provident plc                     15,000         54,338
Old Mutual plc                            36,000        112,840

                         See the accompanying notes to the financial statements. 104 Laudus Trust Semiannual Report

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)
Prudential plc                             3,600         44,610
Resolution plc                             3,200         36,979
                                                    ---------------
                                                        361,584

MISCELLANEOUS FINANCE 0.7%
Amvescap plc                               8,000         86,796
Investec plc                               5,000         49,117
Legal & General Group plc                 44,000        117,225
                                                    ---------------
                                                        253,138

REAL ESTATE DEVELOPMENT 0.6%
British Land Co., plc *                    2,400         61,224
Brixton plc                                4,000         39,601
Land Securities Group plc                  2,700         99,397
                                                    ---------------
                                                        200,222

RESTAURANTS, HOTELS & THEATERS 1.0%
Compass Group plc                         19,750         99,228
Greene King plc                            1,400         23,667
Millennium & Copthorne Hotel plc           5,000         45,039
Punch Taverns plc                          3,600         65,374
Rank Group plc                            10,000         43,937
Whitbread plc                              2,550         61,783
Wolverhampton & Dudley Breweries
  plc                                      1,200         32,386
                                                    ---------------
                                                        371,414

RETAIL 0.3%
J Sainsburys plc                          13,000         91,340

SOFTWARE 0.3%
Informa plc                                6,000         55,550
LogicaCMG plc                             18,000         52,289
                                                    ---------------
                                                        107,839
                                                    ---------------
                                                      2,417,252

UNITED STATES 46.3%
-------------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.6%
Archer Daniels Midland Co.                   620         23,485
Hansen Natural Corp. *                     1,400         45,472
Kellogg Co.                                1,640         81,213
Medifast, Inc. *                             400          3,472
The Pepsi Bottling Group, Inc.             1,610         57,155
                                                    ---------------
                                                        210,797

AIRLINES 0.4%
Air Methods Corp. *                          400          9,440
AMR Corp. *                                2,300         53,222
Continental Airlines, Inc., Class
  B *                                      1,690         47,844
Midwest Air Group, Inc. *                    600          4,728
US Airways Group, Inc. *                     500         22,165
                                                    ---------------
                                                        137,399

BANKS & CREDIT INSTITUTIONS 2.2%
Bank of America Corp.                      7,730        414,096
Countrywide Financial Corp.                5,526        193,631
Dollar Financial Corp. *                     500         10,910
PNC Financial Services Group, Inc.           230         16,661
The First Marblehead Corp. *               1,000         69,260
Wachovia Corp.                             1,390         77,562
                                                    ---------------
                                                        782,120

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)

BASIC MINERALS & METALS 0.9%
CommScope, Inc. *                          1,300         42,718
Encore Wire Corp. *                          700         24,703
Freeport-McMoRan Copper & Gold,
  Inc., Class B                            1,900        101,194
General Cable Corp. *                        140          5,349
Nucor Corp.                                1,740         86,113
Phelps Dodge Corp.                           100          8,470
United States Steel Corp.                  1,200         69,216
                                                    ---------------
                                                        337,763

BEER, LIQUOR, & TOBACCO 0.2%
Altria Group, Inc.                         1,000         76,550

BIOTECHNOLOGY 1.6%
Biogen Idec, Inc. *                        3,100        138,508
Celgene Corp. *                            4,270        184,891
Digene Corp. *                               600         25,890
Gilead Sciences, Inc. *                    3,500        240,450
                                                    ---------------
                                                        589,739

CELLULAR & WIRELESS 0.5%
NII Holdings, Inc. *                       2,900        180,264

CHEMICALS & RUBBER 1.0%
Innospec, Inc.                               300          8,910
LSB Industries, Inc. *                       500          4,500
Monsanto Co.                               4,600        216,246
PPG Industries, Inc.                         610         40,919
The Sherwin-Williams Co.                   1,400         78,092
                                                    ---------------
                                                        348,667

COMMERCIAL AIRCRAFT & COMPONENTS 0.1%
Ladish Co., Inc. *                           500         14,440
LMI Aerospace, Inc. *                        200          3,700
                                                    ---------------
                                                         18,140

COMMUNICATIONS UTILITIES 2.5%
American Tower Corp., Class A *            2,800        102,200
AT&T Corp.                                 5,510        179,405
Broadwing Corp. *                          1,500         18,930
Google, Inc., Class A *                      480        192,912
Knology, Inc. *                              800          7,936
Qwest Communications
  International, Inc. *                   17,400        151,728
The DIRECTV Group, Inc. *                 12,400        244,032
The Knot, Inc. *                             590         13,057
                                                    ---------------
                                                        910,200

CONSTRUCTION & HOMEBUILDING 0.0%
Perini Corp. *                               600         12,528

CONSUMER DURABLES 0.9%
Harley-Davidson, Inc.                      4,900        307,475

DRUGS & PHARMACEUTICALS 0.6%
Allergan, Inc.                             1,300        146,393
Cephalon, Inc. *                           1,000         61,750
Indevus Pharmaceuticals, Inc. *            1,400          8,288
Matrixx Initiatives, Inc. *                  300          5,709
                                                    ---------------
                                                        222,140

See the accompanying notes to the financial statements.
                                            Laudus Trust Semiannual Report   105

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND

PORTFOLIO HOLDINGS continued

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)
ELECTRIC UTILITIES 2.3%
Consolidated Edison, Inc.                  2,700        124,740
Edison International                       3,300        137,412
Entergy Corp.                                190         14,864
Foster Wheeler Ltd. *                        998         38,513
Ormat Technologies, Inc.                     800         26,176
PG&E Corp.                                 3,390        141,193
TXU Corp.                                  5,600        350,112
                                                    ---------------
                                                        833,010

FINANCIAL INVESTMENTS 0.1%
Allis-Chalmers Energy, Inc. *                590          8,638
Iconix Brand Group, Inc. *                   400          6,440
UTEK Corp.                                   300          6,009
                                                    ---------------
                                                         21,087

FOREST PRODUCTS & PAPER 0.1%
Cenveo, Inc. *                             1,400         26,348

FURNITURE & HOUSEHOLD ITEMS 0.2%
Cybex International, Inc. *                  600          3,990
GameTech International, Inc. *               400          3,996
Genlyte Group, Inc. *                        300         21,360
International Game Technology                490         20,335
The Lamson & Sessions Co. *                  500         11,910
Thomas & Betts Corp. *                       600         28,626
                                                    ---------------
                                                         90,217

GAS & OTHER PUBLIC UTILITIES 0.0%
Hanover Compressor Co. *                       7            128

GOVERNMENT AIRCRAFT & DEFENSE 0.8%
Northrop Grumman Corp.                     1,900        129,333
Smith & Wesson Holding Corp. *             1,100         15,268
Textron, Inc.                              1,500        131,250
                                                    ---------------
                                                        275,851

HEALTH CARE & HOSPITAL 0.6%
Advocat, Inc. *                              100          1,968
Humana, Inc. *                             1,700        112,353
Laboratory Corp. of America
  Holdings *                               1,500         98,355
                                                    ---------------
                                                        212,676

INFORMATION & SERVICES 0.9%
American Reprographics Co. *               1,100         35,266
Caterpillar, Inc.                          1,720        113,176
CBIZ, Inc. *                               2,300         16,790
Corrections Corp. of America *             1,200         51,900
CPI Corp.                                    300         14,562
ICT Group, Inc. *                            500         15,735
Jones Lang LaSalle, Inc.                     200         17,096
Manpower, Inc.                                10            613
Parexel International Corp. *                800         26,472
Rainmaker Systems, Inc. *                    400          2,288
Standard Parking Corp. *                     400         12,552
Thomas Group, Inc.                           400          4,108
Xanser Corp. *                             1,000          5,850
                                                    ---------------
                                                        316,408

INSTRUMENTS 2.0%
Aetrium Inc *                                400          1,996
Angeion Corp. *                              200          1,340

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)
Applied Biosystems Group-Applera
  Corp.                                    2,000         66,220
Becton Dickinson & Co.                     4,800        339,216
Bovie Medical Corp. *                        400          2,816
Bruker BioSciences Corp. *                 2,800         19,628
FormFactor, Inc. *                            31          1,306
Honeywell International, Inc.              5,500        224,950
Illumina, Inc. *                           1,100         36,344
NumereX Corp, Class A *                      400          4,036
OYO Geospace Corp. *                         300         17,025
The Spectranetics Corp. *                    800          9,360
                                                    ---------------
                                                        724,237

INSURANCE 2.7%
ACE Ltd.                                   3,100        169,663
Aon Corp.                                    500         16,935
Loews Corp.                                3,900        147,810
MGIC Investment Corp.                      1,000         59,970
Pacific Ethanol, Inc. *                      200          2,808
Philadelphia Consolidated Holding
  Corp. *                                  1,300         51,714
Prudential Financial, Inc.                 2,201        167,826
The Allstate Corp.                         4,140        259,702
The Chubb Corp.                              630         32,735
Tower Group, Inc.                            600         20,010
UnumProvident Corp.                        2,100         40,719
                                                    ---------------
                                                        969,892

INTEGRATED OIL COMPANIES 1.0%
ChevronTexaco Corp.                          800         51,888
Exxon Mobil Corp.                          2,510        168,421
Marathon Oil Corp.                         2,020        155,338
                                                    ---------------
                                                        375,647

IT HARDWARE 5.3%
Aehr Test Systems *                          300          2,220
Agere Systems, Inc. *                      3,230         48,224
Amphenol Corp.                             1,500         92,895
Anadigics, Inc. *                          1,100          7,876
Asyst Technologies, Inc. *                 1,500         10,140
Atheros Communications *                   1,500         27,195
Atmel Corp. *                              9,100         54,964
Avici Systems, Inc. *                        500          4,325
BTU International, Inc. *                    300          3,609
Cisco Systems, Inc. *                     18,340        421,820
Comtech Group, Inc. *                        800         11,976
Diodes, Inc. *                               490         21,153
Freescale Semiconductor, Inc.,
  Class A *                                3,900        148,395
Harris Corp.                               1,510         67,180
Lam Research Corp. *                       1,500         67,995
MEMC Electronic Materials, Inc. *          3,100        113,553
Micron Technology, Inc. *                  7,200        125,280
Molex, Inc.                                2,200         85,734
Motorola, Inc.                             6,400        160,000
NVIDIA Corp. *                             5,934        175,587
Sirenza Microdevices, Inc. *               1,000          7,900
Stratex Networks, Inc. *                   2,600         11,544
Technitrol, Inc.                           1,100         32,835
Texas Instruments, Inc.                    6,300        209,475
Zoran Corp. *                                 99          1,592
                                                    ---------------
                                                      1,913,467

                         See the accompanying notes to the financial statements. 106 Laudus Trust Semiannual Report

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)
LAND & WATER TRANSPORTATION 0.7%
C.H. Robinson Worldwide, Inc.                590         26,302
Celadon Group, Inc. *                        730         12,147
Union Pacific Corp.                        2,380        209,440
                                                    ---------------
                                                        247,889

MAINFRAME & MINICOMPUTERS 1.1%
Apple Computer, Inc. *                     4,420        340,473
Cray, Inc. *                                 700          7,784
Omnicell, Inc. *                             800         14,312
Sun Microsystems, Inc. *                   3,690         18,339
                                                    ---------------
                                                        380,908

METAL PRODUCTS & MACHINERY 0.9%
Cummins, Inc.                                600         71,538
Flow International Corp. *                 1,000         12,970
Gerber Scientific, Inc. *                    700         10,486
Parker Hannifin Corp.                      1,140         88,612
Terex Corp. *                              1,470         66,474
The Manitowoc Co., Inc.                      860         38,519
Veeco Instruments, Inc. *                    900         18,135
Zoltek Cos., Inc. *                          600         15,330
                                                    ---------------
                                                        322,064

MISCELLANEOUS FINANCE 2.2%
Chicago Mercantile Exchange
  Holdings, Inc.                             600        286,950
Citigroup, Inc.                              460         22,848
Diamond Hill Investment Group *              200         12,650
International Assets Holding Corp.
  *                                          300          7,005
JPMorgan Chase & Co.                       3,420        160,603
Merrill Lynch & Co., Inc.                  2,200        172,084
Morgan Stanley                             1,640        119,572
T. Rowe Price Group, Inc.                    170          8,135
                                                    ---------------
                                                        789,847

OIL & COAL RESOURCES 0.7%
Apache Corp.                               2,730        172,536
Prime-Energy, Inc. *                         200         14,256
Questar Corp.                              1,000         81,770
                                                    ---------------
                                                        268,562

OIL DRILLING & SERVICES 2.9%
Cameron International Corp. *              1,200         57,972
Diamond Offshore Drilling, Inc.            1,500        108,555
ENSCO International, Inc.                  2,600        113,958
GlobalSantaFe Corp.                        2,300        114,977
Helix Energy Solutions Group, Inc.
  *                                        1,400         46,760
McDermott International, Inc. *            1,500         62,700
Omni Energy Services Corp. *                 500          3,790
Schlumberger Ltd.                          1,500         93,045
Superior Energy Services, Inc. *           1,600         42,016
TETRA Technologies, Inc. *                 1,600         38,656
Transocean, Inc. *                         2,800        205,044
W-H Energy Services, Inc. *                  600         24,882
Weatherford International Ltd. *           3,400        141,848
                                                    ---------------
                                                      1,054,203

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 1.1%
Brocade Communications Systems,
  Inc. *                                   5,800         40,948
EMC Corp. *                                  900         10,782

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)
Hewlett-Packard Co.                        9,500        348,555
LaserCard Corp. *                            400          5,216
Seagate Technology *                           7            162
                                                    ---------------
                                                        405,663

PUBLISHING, BROADCASTING & CINEMA 0.7%
Gannett Co., Inc.                          2,300        130,709
Lamar Advertising Co., Class A *           1,300         69,433
Time Warner, Inc.                          2,950         53,779
                                                    ---------------
                                                        253,921

REAL ESTATE DEVELOPMENT 0.0%
American Spectrum Realty, Inc. *             200          4,350

REAL ESTATE INVESTMENT TRUSTS 0.5%
Global Signal, Inc.                          600         30,348
Host Hotels & Resorts, Inc.                3,700         84,841
Public Storage, Inc.                         700         60,193
                                                    ---------------
                                                        175,382

RESTAURANTS, HOTELS & THEATERS 1.1%
Century Casinos, Inc. *                      500          4,970
Choice Hotels International, Inc.          1,200         49,080
Darden Restaurants, Inc.                   1,100         46,717
Empire Resorts, Inc. *                       800          5,720
McDonald's Corp.                           5,300        207,336
Wynn Resorts Ltd. *                        1,000         68,010
                                                    ---------------
                                                        381,833

RETAIL 2.2%
Abercrombie & Fitch Co., Class A           1,080         75,038
AnnTaylor Stores Corp. *                   1,400         58,604
AutoZone, Inc. *                              50          5,165
Charlotte Russe Holding, Inc. *              700         19,278
Christopher & Banks Corp.                  1,000         29,480
Circuit City Stores, Inc.                  2,200         55,242
CVS Corp.                                  3,190        102,463
Dress Barn, Inc. *                         1,700         37,094
Fastenal Co.                               1,500         57,855
First Cash Financial Services,
  Inc. *                                   1,000         20,590
Jennifer Convertibles, Inc. *                300          1,848
Limited Brands, Inc.                       3,620         95,894
Nutri/System, Inc. *                         800         49,832
Office Depot, Inc. *                       2,900        115,130
The TJX Cos., Inc.                         2,200         61,666
Wild Oats Markets, Inc. *                    900         14,553
                                                    ---------------
                                                        799,732

SOAPS & COSMETICS 0.6%
Colgate-Palmolive Co.                      1,750        108,675
Ecolab, Inc.                               2,800        119,896
                                                    ---------------
                                                        228,571

SOFTWARE 2.8%
24/7 Real Media, Inc. *                    1,300         11,102
Aspen Technology Inc *                     1,400         15,288
BEA Systems, Inc. *                        4,500         68,400
BMC Software, Inc. *                       2,500         68,050
Citrix Systems, Inc. *                     1,300         47,073
Cognizant Technology Solutions
  Corp., Class A *                         1,500        111,090
Datalink Corp. *                             200          1,850
First Consulting Group, Inc. *               800          7,800

See the accompanying notes to the financial statements.
                                            Laudus Trust Semiannual Report   107

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND

PORTFOLIO HOLDINGS continued

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)
Internap Network Services Corp. *          1,100         16,742
International Business Machines
  Corp.                                    3,087        252,949
Intuit, Inc. *                             4,042        129,708
L-1 Identity Solutions, Inc. *               600          7,830
LivePerson, Inc. *                         1,000          5,370
Mentor Graphics Corp. *                    2,100         29,568
Nuance Communications, Inc. *              3,300         26,961
Opsware, Inc. *                            2,600         23,426
Oracle Corp. *                             4,890         86,748
PC-Tel, Inc. *                               700          7,350
Redback Networks, Inc. *                   1,600         22,208
Smith Micro Software, Inc. *                 700         10,066
Stellent, Inc.                               800          8,672
Sykes Enterprises, Inc. *                  1,100         22,385
TheStreet.com, Inc.                          800          8,512
Versant Corp. *                            1,100         11,319
Web.com, Inc. *                              500          2,080
                                                    ---------------
                                                      1,002,547

TEXTILES & APPAREL 0.5%
Guess?, Inc. *                               780         37,853
Interface, Inc., Class A *                 1,600         20,608
The Gymboree Corp. *                         900         37,962
VF Corp.                                   1,000         72,950
                                                    ---------------
                                                        169,373

WHOLESALE 0.8%
Brightpoint, Inc. *                        1,500         21,330
Express Scripts, Inc. *                    1,500        113,235
KSW, Inc. *                                  200            856
LKQ Corp. *                                1,300         28,561
Valley National Gases, Inc.                  400          9,988
W.W. Grainger, Inc.                          900         60,318
WESCO International, Inc. *                  900         52,227
                                                    ---------------
                                                        286,515
                                                     --------------
                                                     16,664,110
                                                     --------------
TOTAL COMMON STOCK (COST $30,644,284)                33,817,411
                                                    --------------
RIGHTS 0.0% OF NET ASSETS

JAPAN 0.0%
-------------------------------------------------------------------

BASIC MINERALS & METALS 0.0%
Dowa Mining                               11,000             --
                                                     --------------
TOTAL RIGHTS (COST $--)                                      --
-------------------------------------------------------------------
END OF INVESTMENTS.

At September 30, 2006 the tax basis cost of the fund's investments was $30,822,822, and the unrealized appreciation and depreciation were $3,662,482 and ($667,893), respectively, with a net unrealized appreciation of $2,994,589.

*  Non-income producing security.

(a) All long positions are pledged as collateral for securities sold short.

                        AMOUNT OF                  AMOUNT OF
                         CURRENCY                   CURRENCY     UNREALIZED
            CURRENCY      TO BE       CURRENCY       TO BE         GAINS /
EXPIRATION   TO BE       RECEIVED       TO BE      DELIVERED       LOSSES
   DATE     RECEIVED   ($ X 1,000)    DELIVERED   ($ X 1,000)    ($ X 1,000)
                       FORWARD FOREIGN CURRENCY CONTRACTS
01/22/2007    USD         9,168          JPY         9,363           195
01/22/2007    JPY           750          USD           746            (4)

                         See the accompanying notes to the financial statements. 108 Laudus Trust Semiannual Report

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)
SHORT SALES 94.4% OF NET ASSETS

AUSTRIA 0.1%
-------------------------------------------------------------------
INSURANCE 0.1%
UNIQA Versicherungen AG                    1,500         47,580

BELGIUM 0.8%
-------------------------------------------------------------------
DRUGS & PHARMACEUTICALS 0.2%
UCB SA                                     1,200         76,281

FINANCIAL INVESTMENTS 0.5%
Almancora Comm. Va                           600         77,636
Groupe Bruxelles Lambert S.A.                800         85,331
                                                    ---------------
                                                        162,967

RETAIL 0.1%
Colruyt SA                                   300         51,214
                                                    ---------------
                                                        290,462

DENMARK 0.7%
-------------------------------------------------------------------
CONSTRUCTION MATERIALS 0.2%
FLSmidth & Co. A/S, Class B                1,200         55,593

DRUGS & PHARMACEUTICALS 0.2%
Novozymes A/S, Class B                       900         68,604

INSTRUMENTS 0.1%
William Demant Holdings A/S *                600         46,031

INSURANCE 0.1%
Topdanmark A/S *                             150         20,719

LAND & WATER TRANSPORTATION 0.1%
DSV A/S                                      300         52,411
                                                    ---------------
                                                        243,358

FINLAND 1.1%
-------------------------------------------------------------------
CHEMICALS & RUBBER 0.2%
Nokian Renkaat Oyj                         2,700         48,520

CONSTRUCTION MATERIALS 0.1%
YIT Oyj                                    1,800         41,689

ELECTRIC UTILITIES 0.3%
Fortum Oyj                                 4,200        111,938

FOREST PRODUCTS & PAPER 0.2%
Stora Enso Oyj                             5,200         78,654

METAL PRODUCTS & MACHINERY 0.1%
Kone Oyj                                     800         38,777

RETAIL 0.2%
Kesko Oyj                                  1,500         63,048
                                                    ---------------
                                                        382,626

FRANCE 3.6%
-------------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.3%
Groupe Danone                                700         98,171

AUTOS 0.4%
Renault S.A.                               1,099        125,881

CHEMICALS & RUBBER 0.4%
Air Liquide S.A.                             640        130,549

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)

CONSTRUCTION MATERIALS 0.5%
Imerys S.A.                                  600         50,174
Vinci S. A                                 1,000        111,173
                                                    ---------------
                                                        161,347

INSURANCE 0.3%
Fimalac                                      600         52,028
SCOR                                      21,000         51,001
                                                    ---------------
                                                        103,029

IT HARDWARE 0.1%
Silicon-On-Insulator Technologies
  (SOITEC) *                               1,400         40,386

PUBLISHING, BROADCASTING & CINEMA 0.3%
PagesJaunes S.A.                           1,800         51,155
Television Francaise 1                     1,500         47,947
                                                    ---------------
                                                         99,102

REAL ESTATE DEVELOPMENT 0.2%
Klepierre                                    300         44,905
Societe Immobilliere de Location
  pour l'Industrie et le Commerce
  (Silic)                                    300         40,657
                                                    ---------------
                                                         85,562

RETAIL 0.1%
Casino Guichard-Perrachon S.A.               600         48,279

SOAPS & COSMETICS 0.3%
L'Oreal S.A.                               1,200        121,735

SOFTWARE 0.1%
Dassault Systemes S.A.                       900         50,524

TEXTILES & APPAREL 0.3%
Hermes International                         600         55,430
LVMH Moet Hennessy Louis Vuitton
  S.A.                                       666         68,496
                                                    ---------------
                                                        123,926

WHOLESALE 0.3%
Essilor International S.A.                 1,000        102,350
                                                    ---------------
                                                      1,290,841

GERMANY 2.2%
-------------------------------------------------------------------
AUTOS 0.3%
Porsche AG                                    90         93,131

BANKS & CREDIT INSTITUTIONS 0.4%
Hypo Real Estate Holding AG                1,400         87,274
IKB Deutsche Industriebank AG              1,200         41,662
                                                    ---------------
                                                        128,936

CONSUMER DURABLES 0.2%
Rational AG                                  300         57,562

FOREST PRODUCTS & PAPER 0.1%
Pfleiderer AG                                800         19,177

FURNITURE & HOUSEHOLD ITEMS 0.1%
Bijou Brigitte Modische
  Accessoires AG                             180         46,524

See the accompanying notes to the financial statements.
                                            Laudus Trust Semiannual Report   109

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND

PORTFOLIO HOLDINGS continued

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)
INSURANCE 0.3%
Hannover Rueckversicherung AG *            1,600         67,259
MLP AG                                     2,000         44,685
                                                    ---------------
                                                        111,944

METAL PRODUCTS & MACHINERY 0.1%
Solarworld AG                                900         49,295

PUBLISHING, BROADCASTING & CINEMA 0.1%
Prosiebensat.1 Media AG                    1,800         49,838

REAL ESTATE DEVELOPMENT 0.1%
IVG Immobilien AG                          1,500         54,181

SOFTWARE 0.4%
SAP AG                                       560        110,878
United Internet AG                         3,000         41,200
                                                    ---------------
                                                        152,078

WHOLESALE 0.1%
Fielmann AG                                  800         38,470
                                                    ---------------
                                                        801,136

ITALY 2.1%
-------------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 0.8%
Banca CR Firenze                          19,714         59,966
Banca Popolare di Sondrio Scrl             3,000         49,804
Banca Popolare Italiana *                  6,000         72,526
Mediobanca S.p.A.                          5,000        109,064
                                                    ---------------
                                                        291,360

CONSTRUCTION MATERIALS 0.2%
Saipem S.p.A.                              3,000         65,225

FURNITURE & HOUSEHOLD ITEMS 0.1%
Bulgari S.p.A                              3,000         38,195

INSURANCE 0.7%
Alleanza Assicurazioni S.p.A.              6,000         70,169
Assicurazioni Generali S.p.A.              3,200        119,594
Mediolanum S.p.A                           6,000         44,588
                                                    ---------------
                                                        234,351

REAL ESTATE DEVELOPMENT 0.3%
Autostrade S.p.A.                          2,400         71,111
Risanamento S.p.A.                         6,000         45,750
                                                    ---------------
                                                        116,861
                                                    ---------------
                                                        745,992

JAPAN 23.7%
-------------------------------------------------------------------
AUTOS 3.3%
Denso Corp.                                4,700        165,456
Mazda Motor Corp.                         14,000         84,942
Mitsubishi Motors Corp. *                 77,000        127,755
NGK Insulators Ltd                         6,000         84,485
NHK Spring Co., Ltd.                       5,000         57,892
Nissan Motors Co., Ltd.                   13,200        147,800
NTN Corp.                                  3,000         23,756
Suzuki Motor Corp.                         6,400        162,621
Tokai Rika Co., Ltd.                         700         13,603
Toyoda Gosei Co., Ltd.                     1,200         26,457
Toyota Boshoku Corp.                       1,900         35,225

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)
Toyota Industries Corp.                    2,700        114,652
Toyota Motor Corp.                         2,600        141,484
                                                    ---------------
                                                      1,186,128

BANKS & CREDIT INSTITUTIONS 1.7%
Aeon Credit Service Co., Ltd.              1,900         45,502
Credit Saison Co., Ltd.                    3,200        134,949
Mizuho Trust & Banking Co., Ltd.          33,000         73,923
Suruga Bank Ltd.                           5,000         62,492
The Bank of Yokohama Ltd.                 15,000        118,344
The Chiba Bank Ltd.                       13,000        116,033
The Keiyo Bank Ltd.                        4,000         22,478
The Musashino Bank Ltd.                      600         33,314
                                                    ---------------
                                                        607,035

BASIC MINERALS & METALS 0.2%
Mitsui & Co., Ltd.                         4,000         50,981

BEER, LIQUOR, & TOBACCO 0.1%
Takara Holdings, Inc.                      4,000         23,507

CHEMICALS & RUBBER 1.6%
Bridgestone Corp.                          7,900        159,976
Kao Corp.                                  6,000        159,956
Nissan Chemical Industries Ltd.            5,000         59,138
Shin-Etsu Chemical Co., Ltd.               2,600        166,049
Tokuyama Corp.                             3,000         40,127
                                                    ---------------
                                                        585,246

COMMUNICATIONS UTILITIES 0.4%
Softbank Corp.                             6,400        132,504

CONSTRUCTION & HOMEBUILDING 1.1%
Chiyoda Corp.                              4,000         78,385
JGC Corp.                                  5,000         83,671
Kajima Corp.                              18,000         82,239
Obayashi Corp.                            12,000         84,527
Shimizu Corp.                             14,000         80,043
                                                    ---------------
                                                        408,865

CONSTRUCTION MATERIALS 0.8%
Asahi Glass Co., Ltd.                     10,000        123,367
Ibiden Co., Ltd.                           2,100        110,999
Toto Ltd.                                  7,000         65,914
                                                    ---------------
                                                        300,280

CONSUMER DURABLES 0.9%
Daikin Industries Ltd.                     3,700        109,592
Funai Electric Co., Ltd.                     300         28,303
Shimano, Inc.                              1,800         50,297
Sony Corp.                                 3,100        125,197
Victor Company Of Japan Ltd. *             3,000         15,769
                                                    ---------------
                                                        329,158

DRUGS & PHARMACEUTICALS 0.3%
Chugai Pharmaceutical Co., Ltd.            4,600         98,987

ELECTRIC UTILITIES 0.3%
Tohoku Electric Power Co., Inc.            4,800        104,992

FINANCIAL INVESTMENTS 0.5%
ORIX Corp.                                   500        138,147
Square Enix Co., Ltd.                      1,100         26,735
                                                    ---------------
                                                        164,882

                         See the accompanying notes to the financial statements. 110 Laudus Trust Semiannual Report

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)
FOREST PRODUCTS & PAPER 0.1%
Uni-Charm Corp.                              800         44,457

GAS & OTHER PUBLIC UTILITIES 0.3%
Tokyo Gas Co., Ltd.                       23,000        115,337

INFORMATION & SERVICES 0.5%
Park24 Co., Ltd.                           1,300         42,754
Secom Co., Ltd.                            3,000        148,662
                                                    ---------------
                                                        191,416

INSTRUMENTS 0.6%
Neomax Co., Ltd.                           2,000         34,345
Sysmex Corp.                                 400         15,248
Terumo Corp.                               2,800        106,147
Yokogawa Electric Corp.                    4,300         56,565
                                                    ---------------
                                                        212,305

IT HARDWARE 3.7%
Advantest Corp.                            2,800        139,602
Fanuc Ltd.                                 1,900        148,302
Hirose Electric Co., Ltd.                    700         92,821
Hoya Corp.                                 3,900        147,086
Keyence Corp.                                550        126,585
Mitsumi Electric Co., Ltd.                 1,800         24,859
Murata Manufacturing Co., Ltd.             2,400        166,840
Nidec Corp.                                1,200         90,514
Nidec Sankyo Corp.                         3,000         38,094
Nitto Denko Corp.                          1,900        112,557
Sanken Electric Co., Ltd.                  4,000         51,789
Sharp Corp.                                3,000         51,483
Tokyo Electron Ltd.                        2,100        155,240
                                                    ---------------
                                                      1,345,772

LAND & WATER TRANSPORTATION 0.4%
Mitsui O.S.K. Lines Ltd.                   8,000         59,240
Odakyu Electric Railway Co., Ltd.         12,000         76,256
                                                    ---------------
                                                        135,496

MAINFRAME & MINICOMPUTERS 0.2%
Casio Computer Co., Ltd.                   4,100         82,708

METAL PRODUCTS & MACHINERY 1.0%
Komatsu Ltd.                               8,200        141,888
Mitsubishi Electric Corp.                 19,000        160,194
Yaskawa Electric Corp.                     5,000         49,197
                                                    ---------------
                                                        351,279

OIL DISTRIBUTION 0.3%
Showa Shell Sekiyu K.K                     2,600         28,986
TonenGeneral Sekiyu K.K. *                 7,000         63,273
                                                    ---------------
                                                         92,259
REAL ESTATE DEVELOPMENT 1.4%
Mitsubishi Estate Co., Ltd.                8,000        174,961
Mitsui Fudosan Co., Ltd.                   7,000        159,197
Sumitomo Realty & Development Co.,
  Ltd.                                     6,000        176,494
                                                    ---------------
                                                        510,652

RESTAURANTS, HOTELS & THEATERS 0.5%
Nintendo Co., Ltd.                           900        185,571

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)

RETAIL 1.6%
Aeon Co., Ltd.                             5,900        144,785
Don Quijote Co., Ltd.                      4,200         89,019
Fast Retailing Co., Ltd.                   1,100        103,431
Hikari Tsushin, Inc.                       1,300         67,939
Isetan Co., Ltd.                           1,700         28,694
Izumi Co., Ltd.                              800         29,085
Komeri Co., Ltd.                           1,000         33,380
Shimachu Co., Ltd.                           400         11,777
Shimamura Co., Ltd.                          500         48,858
The Daiei, Inc. *                          1,000         17,744
                                                    ---------------
                                                        574,712

SOAPS & COSMETICS 0.3%
Shiseido Co., Ltd.                         6,000        119,827

SOFTWARE 0.9%
Konami Corp.                               2,600         66,127
NTT Data Corp.                                23        106,274
Oracle Corp.                               1,000         43,292
Otsuka Corp.                                 400         42,543
Trend Micro, Inc.                          2,500         73,077
                                                    ---------------
                                                        331,313

TRADING COMPANY 0.3%
Marubeni Corp.                             2,000          9,967
Mitsubishi Corp.                           5,000         94,179
                                                    ---------------
                                                        104,146

WHOLESALE 0.4%
Sumitomo Forestry Co., Ltd.                4,000         41,718
Yamada Denki Co., Ltd.                     1,100        110,459
                                                    ---------------
                                                        152,177
                                                    ---------------
                                                      8,541,992

NETHERLANDS 1.1%
-------------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.2%
Royal Numico N.V.                          1,800         81,036

FINANCIAL INVESTMENTS 0.3%
Reed Elsevier N.V.                         7,000        116,717

INFORMATION & SERVICES 0.3%
Fugro N.V.                                   900         38,018
SBM Offshore N.V.                          1,600         43,522
                                                    ---------------
                                                         81,540

METAL PRODUCTS & MACHINERY 0.1%
Aalberts Industries N.V.                     600         44,405

REAL ESTATE DEVELOPMENT 0.2%
Rodamco Europe N.V.                          500         58,231
                                                    ---------------
                                                        381,929

NORWAY 0.5%
-------------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 0.2%
DNB NOR ASA                                6,000         73,390

ELECTRIC UTILITIES 0.1%
Hafslund ASA                               1,164         20,375

INFORMATION & SERVICES 0.1%
Acergy SA *                                3,000         51,439

See the accompanying notes to the financial statements.
                                            Laudus Trust Semiannual Report   111

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND

PORTFOLIO HOLDINGS continued

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)
LAND & WATER TRANSPORTATION 0.1%
Frontline Ltd.                             1,200         45,889
                                                    ---------------
                                                        191,093

SPAIN 2.3%
-------------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.1%
Sos Cuetara SA                             1,500         22,357

BANKS & CREDIT INSTITUTIONS 0.5%
Banco Espanol de Crecito SA
  (Banesto)                                4,800         99,007
Banco Guipuzcoano SA                       1,500         46,163
Banco Pastor SA                            2,400         36,705
                                                    ---------------
                                                        181,875

CONSTRUCTION MATERIALS 0.4%
ACS Actividades de Construction Y
  Servicios, SA                            1,800         85,289
Grupo Ferrovial SA                           800         64,238
                                                    ---------------
                                                        149,527

ELECTRIC UTILITIES 0.2%
Union Fenosa SA                            1,200         61,323

INSURANCE 0.1%
Grupo Catalana Occidente, S.A.             1,500         50,417

LAND & WATER TRANSPORTATION 0.1%
Cintra Concesiones de
  Infraestructuras de Transporte
  SA                                       3,000         42,228

METAL PRODUCTS & MACHINERY 0.3%
Gamesa Corp. Tecnologica SA                2,400         52,543
Zardoya Otis SA                            1,467         42,313
                                                    ---------------
                                                         94,856

PUBLISHING, BROADCASTING & CINEMA 0.1%
Antena 3 De Television SA                  2,000         40,890

REAL ESTATE DEVELOPMENT 0.2%
Testa Inmuebles en Renta SA                1,600         59,009

RETAIL 0.3%
Industria de Diseno Textil SA              2,400        111,936
                                                    ---------------
                                                        814,418

SWEDEN 0.8%
-------------------------------------------------------------------
COMMUNICATIONS UTILITIES 0.1%
Eniro AB                                   4,000         49,133

CONSTRUCTION MATERIALS 0.3%
NCC AB                                     2,000         42,983
Skanska AB, Class B                        4,000         67,638
                                                    ---------------
                                                        110,621

FINANCIAL INVESTMENTS 0.1%
Ratos AB, Class B                          2,040         38,343

INSTRUMENTS 0.2%
Getinge AB, Class B                        3,000         54,922

PUBLISHING, BROADCASTING & CINEMA 0.1%
Modern Times Group AB, Class B *           1,000         51,753
                                                    ---------------
                                                        304,772

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)

SWITZERLAND 1.7%
-------------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 0.1%
Neue Aargauer Bank                            43         26,533

DRUGS & PHARMACEUTICALS 0.1%
Actelion Ltd. *                              300         43,085

FINANCIAL INVESTMENTS 0.3%
Pargesa Holding SA                         1,000         96,661

INFORMATION & SERVICES 0.2%
SGS SA                                        60         60,379

INSTRUMENTS 0.6%
Nobel Biocare Holding AG                     270         66,390
Phonak Holding AG                            900         57,015
Straumann Holding AG                         210         45,302
Synthes, Inc.                                600         66,639
                                                    ---------------
                                                        235,346

LAND & WATER TRANSPORTATION 0.1%
Kuehne & Nagel International AG              720         49,839

METAL PRODUCTS & MACHINERY 0.2%
Geberit AG                                    50         60,943

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 0.1%
Logitech International SA *                2,000         43,489
                                                    ---------------
                                                        616,275

UNITED KINGDOM 6.8%
-------------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.4%
Cadbury Schweppes plc                     11,000        116,899
Premier Foods plc                          8,000         39,841
                                                    ---------------
                                                        156,740

BANKS & CREDIT INSTITUTIONS 0.3%
Standard Chartered plc                     4,400        112,609

CHEMICALS & RUBBER 0.2%
Imperial Chemical Industries plc          11,000         81,735

COMMUNICATIONS UTILITIES 0.2%
British Sky Broadcasting Group plc         2,000         20,422
Inmarsat plc                               6,500         46,254
                                                    ---------------
                                                         66,676

CONSTRUCTION & HOMEBUILDING 0.6%
Balfour Beatty plc                         5,000         38,598
Bovis Homes Group plc                      2,100         36,445
George Wimpey plc                          4,500         43,680
Persimmon plc                              2,800         70,086
The Berkeley Group Holdings plc *          1,200         30,254
                                                    ---------------
                                                        219,063

CONSTRUCTION MATERIALS 0.3%
Hanson plc                                 7,200        103,996

ELECTRIC UTILITIES 0.7%
National Grid plc                          9,600        119,884
Scottish Southern Energy plc               5,120        126,114
                                                    ---------------
                                                        245,998

FINANCIAL INVESTMENTS 0.3%
Reed Elsevier plc                          9,000         99,906

                         See the accompanying notes to the financial statements. 112 Laudus Trust Semiannual Report

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)
FOREST PRODUCTS & PAPER 0.1%
Bunzl plc                                  4,500         56,333

INFORMATION & SERVICES 1.1%
Capita Group plc                           6,000         61,480
Hays plc                                   4,000         10,823
Homeserve plc                              1,050         32,658
Intertek Group plc                         2,800         40,943
Michael Page International plc             4,000         28,789
Regus Group plc *                         15,000         29,808
Rentokil Initial plc                      21,000         57,559
Reuters Group plc                         12,000         97,456
Serco Group plc                            6,000         42,234
                                                    ---------------
                                                        401,750
INSTRUMENTS 0.1%
Premier Farnell plc                        5,400         18,300

IT HARDWARE 0.1%
ARM Holdings plc                          20,000         43,975

LAND & WATER TRANSPORTATION 0.1%
Stagecoach Group plc                      12,000         28,570

METAL PRODUCTS & MACHINERY 0.2%
Rexam plc                                  6,000         64,174

OIL & COAL RESOURCES 0.7%
BG Group plc                              10,400        126,375
Cairn Energy plc *                         1,800         62,870
Sibir Energy plc *                         3,000         25,630
Soco International plc *                   1,200         33,487
                                                    ---------------
                                                        248,362

PUBLISHING, BROADCASTING & CINEMA 0.8%
Daily Mail & General Trust, Class
  A                                        4,000         45,408
Emap plc                                   7,333         55,190
EMI Group plc                             10,000         49,773
United Business Media                      4,000         49,615
Yell Group plc                             8,000         89,138
                                                    ---------------
                                                        289,124

RESTAURANTS, HOTELS & THEATERS 0.1%
PartyGaming plc *                         17,499         34,985

RETAIL 0.2%
GUS plc                                    2,000         36,146
Tesco plc                                  6,000         40,430
                                                    ---------------
                                                         76,576

SOAPS & COSMETICS 0.2%
Reckitt Benckiser plc                      1,800         74,568

WHOLESALE 0.1%
Electrocomponents plc                      6,000         31,269
                                                    ---------------
                                                      2,454,709

UNITED STATES 46.9%
-------------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 1.6%
Bunge Ltd.                                 1,300         75,335
Cuisine Solutions, Inc. *                    500          2,870
Dean Foods Co. *                             800         33,616
The Coca-Cola Co.                            500         22,340
The Hershey Co.                            4,600        245,870

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)
Wm. Wrigley Jr. Co.                        3,100        142,786
Wm. Wrigley Jr. Co., Class B                 775         35,650
                                                    ---------------
                                                        558,467

AIRLINES 0.1%
ABX Air, Inc. *                            1,600          8,992
Frontier Airlines Holdings, Inc. *         1,000          8,250
                                                    ---------------
                                                         17,242

AUTOS 0.7%
Ford Motor Co.                            18,900        152,901
General Motors Corp.                       1,500         49,890
Gentex Corp.                                 900         12,789
Visteon Corp. *                            3,600         29,340
                                                    ---------------
                                                        244,920

BANKS & CREDIT INSTITUTIONS 2.4%
American Express Co.                       3,000        168,240
Commerce Bancorp, Inc.                     1,300         47,723
East West Bancorp, Inc.                    1,100         43,571
Freddie Mac                                3,800        252,054
Pennsylvania Commerce Bancorp,
  Inc. *                                     300          7,912
Popular, Inc.                              3,000         58,320
SLM Corp.                                  1,500         77,970
Sovereign Bancorp, Inc.                    3,100         66,681
UCBH Holdings, Inc.                        1,610         28,111
Wells Fargo & Co.                          2,900        104,922
                                                    ---------------
                                                        855,504

BASIC MINERALS & METALS 0.0%
Wolverine Tube, Inc. *                       200            606

BEER, LIQUOR, & TOBACCO 0.3%
Reynolds American, Inc.                    1,500         92,955

BIOTECHNOLOGY 1.6%
Affymetrix, Inc. *                         1,400         30,184
Amgen, Inc. *                              4,300        307,579
Amylin Pharmaceuticals, Inc. *             1,360         59,935
ArQule, Inc. *                             1,000          4,210
CV Therapeutics, Inc. *                    1,300         14,482
Encysive Pharmaceuticals, Inc. *           1,700          7,310
Human Genome Sciences, Inc. *              3,300         38,082
ImClone Systems, Inc. *                    1,600         45,312
Incyte Corp. *                             2,120          8,968
Keryx Biopharmaceuticals, Inc. *           1,200         14,196
Neurocrine Biosciences, Inc. *             1,200         12,900
Onyx Pharmaceuticals, Inc. *               1,100         19,019
Seattle Genetics, Inc. *                     960          4,665
Tanox, Inc. *                              1,300         15,366
ViaCell, Inc. *                            1,100          4,620
                                                    ---------------
                                                        586,828

CELLULAR & WIRELESS 0.1%
Centennial Communications Corp. *          3,300         17,589
Rural Cellular Corp. *                       400          3,852
                                                    ---------------
                                                         21,441

CHEMICALS & RUBBER 0.5%
Cabot Microelectronics Corp. *               600         17,292
Chemtura Corp.                             5,600         48,552
Hexcel Corp. *                             1,800         25,470

See the accompanying notes to the financial statements.
                                            Laudus Trust Semiannual Report   113

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND

PORTFOLIO HOLDINGS continued

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)
Praxair, Inc.                                100          5,916
The Dow Chemical Co.                       1,700         66,266
                                                    ---------------
                                                        163,496

COMMUNICATIONS UTILITIES 1.1%
Yahoo! Inc. *                             16,100        407,008

CONSTRUCTION & HOMEBUILDING 0.6%
California Coastal Communities,
  Inc. *                                     300          6,168
Centex Corp.                               1,360         71,563
Champion Enterprises Inc *                 1,200          8,280
Lennar Corp., Class A                      1,400         63,350
Pulte Homes, Inc.                          2,120         67,543
                                                    ---------------
                                                        216,904

CONSTRUCTION MATERIALS 0.0%
Rock of Ages Corp. *                         300          1,371

CONSUMER DURABLES 0.0%
Fleetwood Enterprises, Inc. *              1,700         11,441

DRUGS & PHARMACEUTICALS 2.2%
Abbott Laboratories                        2,890        140,338
Anesiva, Inc. *                              300          2,034
Cerus Corp. *                                700          3,885
Cytokinetics, Inc. *                         429          2,758
Dendreon Corp. *                           1,400          6,258
DUSA Pharmaceuticals, Inc. *                 400          1,672
EPIX Pharmaceuticals, Inc. *                 333          1,379
Forest Laboratories, Inc. *                2,600        131,586
Hospira, Inc. *                            1,680         64,294
ImmunoGen, Inc. *                          1,100          3,894
Inspire Pharmaceuticals, Inc. *            1,200          6,108
MGI Pharma, Inc. *                         1,000         17,210
Neose Technologies, Inc. *                   400            792
Neurogen Corp. *                             900          6,066
NPS Pharmacuticals, Inc. *                 1,300          4,953
Par Pharmaceutical Cos., Inc. *              900         16,416
Pfizer, Inc.                               7,900        224,044
Pharmacyclics, Inc. *                        400          1,944
Sepracor, Inc. *                             100          4,844
Wyeth                                      3,300        167,772
                                                    ---------------
                                                        808,247

ELECTRIC UTILITIES 2.5%
Dominion Resources, Inc.                   2,700        206,523
Dynegy, Inc., Class A *                    8,100         44,874
PPL Corp.                                  3,900        128,310
Reliant Energy, Inc. *                     4,750         58,473
TECO Energy, Inc.                          3,800         59,470
The AES Corp. *                           12,800        260,992
The Southern Co.                           4,400        151,624
                                                    ---------------
                                                        910,266

FINANCIAL INVESTMENTS 0.0%
Marlin Business Services, Inc. *             400          8,360

FOREST PRODUCTS & PAPER 0.3%
3M Co.                                       300         22,326
Potlatch Corp.                               800         29,680
Sealed Air Corp.                           1,200         64,944
                                                    ---------------
                                                        116,950

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)

FURNITURE & HOUSEHOLD ITEMS 0.4%
Fiberstars, Inc. *                           275          1,969
Jarden Corp. *                             1,500         49,455
Kinetic Concepts, Inc. *                     400         12,584
Procter & Gamble Co.                       1,330         82,433
Virco Manufacturing Corp. *                  400          1,952
                                                    ---------------
                                                        148,393

GAS & OTHER PUBLIC UTILITIES 0.2%
Waste Management, Inc.                     1,900         69,692

GOVERNMENT AIRCRAFT & DEFENSE 0.0%
LaBarge, Inc. *                              500          5,200
The Allied Defense Group, Inc. *             300          4,935
                                                    ---------------
                                                         10,135

HEALTH CARE & HOSPITAL 0.9%
Alliance Imaging, Inc. *                   1,230          9,606
Apria Healthcare Group, Inc. *             1,100         21,714
Coventry Health Care, Inc. *               1,800         92,736
Enzo Biochem, Inc. *                         900         10,971
HCA, Inc.                                  2,600        129,714
Symbion, Inc. *                              600         11,016
Tenet Healthcare Corp. *                   5,900         48,026
                                                    ---------------
                                                        323,783

INFORMATION & SERVICES 0.8%
Accenture Ltd., Class A                    4,500        142,695
deCODE genetics, Inc. *                    1,700          9,350
Getty Images, Inc. *                         400         19,872
Heidrick & Struggles
  International, Inc. *                      500         18,000
Hewitt Associates, Inc., Class A *           800         19,408
Horizon Health Corp. *                       500          7,635
Learning Tree International, Inc.
  *                                          500          4,065
Maxygen, Inc. *                            1,000          8,310
NetRatings, Inc. *                           563          8,012
Robert Half International, Inc.              700         23,779
Universal Technical Institute,
  Inc. *                                     800         14,312
                                                    ---------------
                                                        275,438

INSTRUMENTS 1.8%
Biomet, Inc.                                  38          1,223
Biosite, Inc. *                              500         23,115
C.R. Bard, Inc.                            1,200         90,000
Cyberonics, Inc. *                           700         12,271
Ixia *                                     1,700         15,147
Johnson & Johnson                          1,400         90,577
LoJack Corp. *                               514         10,069
Medtronic, Inc.                            1,100         51,084
Merit Medical Systems, Inc. *                800         10,864
OraSure Technologies, Inc. *               1,300         10,452
Possis Medical, Inc. *                       600          5,910
Regeneration Technologies, Inc. *          1,000          7,020
Somanetics Corp. *                           358          7,146
St. Jude Medical, Inc. *                   3,400        119,986
Stryker Corp.                              1,000         49,590
Teleflex, Inc.                               900         50,076
Zimmer Holdings, Inc. *                    1,600        108,000
                                                    ---------------
                                                        662,530

                         See the accompanying notes to the financial statements. 114 Laudus Trust Semiannual Report

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)
INSURANCE 1.5%
Everest Re Group Ltd.                        800         78,024
IPC Holdings Ltd.                            300          9,126
Marsh & McLennan Cos., Inc.                5,700        160,455
The Progressive Corp.                      6,960        170,798
WellPoint, Inc. *                            300         23,115
White Mountains Insurance Group
  Ltd.                                       200         99,392
                                                    ---------------
                                                        540,910

IT HARDWARE 6.2%
ADTRAN, Inc.                               1,470         35,045
Altera Corp. *                             3,300         60,654
Analog Devices, Inc.                       3,400         99,926
Avaya, Inc. *                              5,400         61,776
Broadcom Corp., Class A *                  7,370        223,606
Comtech Telecommunications Corp. *           700         23,436
Comverse Technology, Inc. *                2,400         51,456
Cree, Inc. *                               1,500         30,165
EFJ, Inc. *                                  800          5,936
Integrated Silicon Solutions, Inc.
  *                                          600          3,348
Intel Corp.                               26,630        547,779
Intervoice, Inc. *                         1,300          8,242
Jabil Circuit, Inc.                        1,900         54,283
Juniper Networks, Inc. *                   4,500         77,760
KLA-Tencor Corp.                           1,900         84,493
Linear Technology Corp.                    6,000        186,720
Maxim Integrated Products, Inc.            5,300        148,771
National Semiconductor Corp.               3,600         84,708
QUALCOMM, Inc.                            10,200        370,770
Stoneridge, Inc. *                           700          4,984
Vicor Corp.                                1,400         16,156
Xilinx, Inc.                               2,000         43,900
                                                    ---------------
                                                      2,223,914

LAND & WATER TRANSPORTATION 1.1%
Carnival Corp.                             2,400        112,872
Heartland Express, Inc.                    2,134         33,451
Sirva, Inc. *                              1,770          4,708
Trailer Bridge, Inc. *                       400          3,138
United Parcel Service, Inc., Class
  B                                        3,100        223,014
                                                    ---------------
                                                        377,183

MAINFRAME & MINICOMPUTERS 1.0%
Dell, Inc. *                              14,600        333,464
Palm, Inc. *                               2,600         37,856
                                                    ---------------
                                                        371,320
METAL PRODUCTS & MACHINERY 1.8%
Actuant Corp., Class A                       600         30,060
American Standard Cos., Inc.               2,100         88,137
Ball Corp.                                   900         36,405
General Electric Co.                       9,500        335,350
ITT Industries, Inc.                       1,800         92,286
Zebra Technologies Corp., Class A
  *                                        1,500         53,610
                                                    ---------------
                                                        635,848

MISCELLANEOUS FINANCE 1.1%
Calamos Asset Management, Inc.,
  Class A                                    700         20,524
E*TRADE Financial Corp. *                  4,000         95,680

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)
First Albany Companies, Inc. *               500          2,100
Legg Mason, Inc.                           2,600        262,236
                                                    ---------------
                                                        380,540

OIL & COAL RESOURCES 1.3%
Bill Barrett Corp. *                       1,200         29,472
Brigham Exploration Co. *                  1,400          9,478
Double Eagle Petroleum Co. *                 300          5,670
Encore Acquisition Co. *                   1,200         29,208
EOG Resources, Inc.                          410         26,670
Equitable Resources, Inc.                  1,800         62,964
FX Energy, Inc. *                            900          4,590
Massey Energy Co.                          1,700         35,598
Quicksilver Resources, Inc. *              1,500         47,850
Southwestern Energy Co. *                  3,200         96,882
Ultra Petroleum Corp. *                    2,650        127,492
                                                    ---------------
                                                        475,874

OIL DISTRIBUTION 0.1%
Cheniere Energy, Inc. *                    1,100         32,681

OIL DRILLING & SERVICES 0.1%
Noble Corp.                                  620         39,792

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 0.6%
Ampex Corp., Class A *                       200          2,650
Eastman Kodak Co.                          2,700         60,480
Intermec, Inc. *                           1,600         42,176
Lexmark International, Inc., Class
  A *                                      1,300         74,958
NCR Corp. *                                  400         15,792
Netgear, Inc. *                            1,100         22,649
PAR Technology Corp. *                       500          4,535
                                                    ---------------
                                                        223,240

PUBLISHING, BROADCASTING & CINEMA 1.7%
CKX, Inc. *                                2,500         31,125
Clear Channel Communications, Inc.         7,830        225,895
Fisher Communications, Inc. *                300         12,465
Interpublic Group of Cos., Inc. *          6,480         64,152
inVentiv Health, Inc. *                       23            737
Outdoor Channel Holdings, Inc. *             800          8,712
R.H. Donnelley Corp. *                       800         42,320
Spanish Broadcasting System, Class
  A *                                      1,400          6,118
The E.W. Scripps Co., Class A              1,900         91,067
Washington Post, Class B                     120         88,440
XM Satellite Radio Holdings, Inc.,
  Class A *                                1,900         24,491
Young Broadcasting, Inc., Class A
  *                                          400            920
                                                    ---------------
                                                        596,442

REAL ESTATE DEVELOPMENT 0.1%
Consolidated-Tomoka Land Co.                 300         19,251
Wilshire Enterprises, Inc. *                 300          1,440
                                                    ---------------
                                                         20,691

REAL ESTATE INVESTMENT TRUSTS 1.8%
Alexander's, Inc. *                          200         62,050
Equity Residential                         2,900        146,682
General Growth Properties, Inc.            2,900        138,185
Kimco Realty Corp.                         2,200         94,314

See the accompanying notes to the financial statements.
                                            Laudus Trust Semiannual Report   115

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND

PORTFOLIO HOLDINGS continued

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)
Plum Creek Timber Co., Inc.                2,000         68,080
Simon Property Group, Inc.                 1,700        154,054
                                                    ---------------
                                                        663,365

RESTAURANTS, HOTELS & THEATERS 1.4%
CKE Restaurants, Inc.                      1,700         28,424
Harrah's Entertainment Inc                   900         59,787
Max & Erma's Restaurants, Inc. *             200          1,678
MGM Mirage *                               2,800        110,572
Nevada Gold & Casinos, Inc. *                400          1,932
Red Robin Gourmet Burgers, Inc. *            500         23,055
Starbucks Corp. *                          3,750        127,688
Starwood Hotels & Resorts
  Worldwide, Inc.                          1,160         66,340
Station Casinos, Inc.                      1,100         63,613
Texas Roadhouse, Inc., Class A *           1,900         23,332
                                                    ---------------
                                                        506,421

RETAIL 3.5%
Amazon.com, Inc. *                         7,800        250,536
Bed, Bath & Beyond, Inc. *                 2,600         99,476
eBay, Inc. *                              10,500        297,780
Finlay Enterprises, Inc. *                   300          1,980
SUPERVALU, INC.                            2,500         74,125
Target Corp.                               3,600        198,900
The Kroger Co.                             1,200         27,768
Wal-Mart Stores, Inc.                      4,100        202,212
Walgreen Co.                                  19            843
Whole Foods Market, Inc.                   1,490         88,551
Williams-Sonoma, Inc.                      1,000         32,390
                                                    ---------------
                                                      1,274,561

SOAPS & COSMETICS 0.9%
Avon Products, Inc.                        8,500        260,610
Chattem, Inc. *                              600         21,072
Church & Dwight Co., Inc.                  1,100         43,021
                                                    ---------------
                                                        324,703

SOFTWARE 3.0%
Activision, Inc. *                         1,200         18,120
Adobe Systems, Inc. *                      1,383         51,793
Aptimus, Inc. *                              300          2,100
Autobytel, Inc. *                            800          2,344
Automatic Data Processing, Inc.            1,900         89,946

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)
Blackboard, Inc. *                           800         21,200
CA, Inc.                                     600         14,214
Dendrite International, Inc. *             1,100         10,758
Electronic Arts, Inc. *                    3,700        206,016
Epicor Software Corp. *                      527          6,909
Fair Isaac Corp.                             300         10,971
Innotrac Corp. *                             300            981
Kronos, Inc. *                               600         20,454
Mediware Information Systems *               300          2,361
Microsoft Corp.                           14,300        390,819
NAVTEQ Corp. *                             1,800         46,998
Packeteer, Inc. *                            360          3,100
Phoenix Technologies Ltd. *                  800          3,440
Q-Med, Inc. *                                410          2,099
SM&A *                                       600          3,666
Sybase, Inc. *                               600         14,544
Synplicity, Inc. *                           900          5,760
TIBCO Software, Inc. *                       800          7,184
Unisys Corp. *                             5,800         32,828
Verint Systems, Inc. *                     1,000         30,050
VeriSign, Inc. *                           2,700         54,540
WebSideStory, Inc. *                         600          7,926
                                                    ---------------
                                                      1,061,121

TEXTILES & APPAREL 0.6%
Cintas Corp.                               3,100        126,573
Nike, Inc., Class B                        1,200        105,144
                                                    ---------------
                                                        231,717

WHOLESALE 1.0%
McKesson Corp.                             2,900        152,888
Omnicare, Inc.                             2,200         94,798
Patterson Cos., Inc. *                     1,400         47,054
Sysco Corp.                                1,600         53,520
United Natural Foods, Inc. *                 900         27,891
                                                    ---------------
                                                        376,151
                                                     --------------
                                                     16,868,451
                                                     --------------
TOTAL SHORT SALES (PROCEEDS $32,807,166)             33,975,634
--------------------------------------------------------------------------------
END OF SHORT SALE POSITIONS.

*  Non-income producing security.

                         See the accompanying notes to the financial statements. 116 Laudus Trust Semiannual Report

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

PORTFOLIO HOLDINGS as of September 30, 2006, (Unaudited)

                                          COST           VALUE
HOLDINGS BY CATEGORY                      ($)             ($)
------------------------------------------------------------------
 91.5%     COMMON STOCK                234,409,148     261,707,808
  8.2%     SHORT-TERM INVESTMENTS       23,540,594      23,540,594
------------------------------------------------------------------
 99.7%     TOTAL INVESTMENTS           257,949,742     285,248,402
(91.0)%    SHORT SALES                (268,743,632)   (260,423,823)
 92.0%     DEPOSITS WITH BROKER AND
           CUSTODIAN BANK FOR
           SECURITIES SOLD SHORT       263,241,173     263,241,173
 (0.7)%    OTHER ASSETS AND
           LIABILITIES                                  (1,882,194)
------------------------------------------------------------------
100.0%     NET ASSETS                                  286,183,558

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
COMMON STOCK(A) 91.5% OF NET ASSETS

AGRICULTURE, FOOD & BEVERAGE 2.6%
-----------------------------------------------------------------
Corn Products International,
  Inc.                                 52,100       1,695,334
Del Monte Foods Co.                   141,420       1,477,839
Diedrich Coffee, Inc. *                   100             414
Flowers Foods, Inc.                    42,725       1,148,448
J & J Snack Foods Corp.                 4,390         136,529
Lance, Inc.                            25,905         570,428
National Beverage Corp. *               6,800          80,988
Omega Protein Corp. *                  11,210          72,865
Penford Corp.                           2,476          37,487
PepsiAmericas, Inc.                     8,310         177,336
Ralcorp Holdings, Inc. *               23,140       1,116,042
Seaboard Corp.                            400         482,000
Seneca Foods Corp., Class B *           3,200          88,064
Tasty Baking Co.                        8,210          74,957
The Hain Celestial Group, Inc. *       11,902         304,215
Zapata Corp. *                             80             539
                                                  ---------------
                                                    7,463,485

AIRLINES 1.0%
-----------------------------------------------------------------
ABX Air, Inc. *                         1,200           6,744
Air Methods Corp. *                     1,130          26,668
AirNet Systems, Inc. *                  3,760          13,047
Alaska Air Group, Inc. *               29,040       1,104,682
Republic Airways Holdings,
  Inc. *                               13,700         212,624
SkyWest, Inc.                          48,937       1,199,935
U S Airways Group, Inc. *               7,720         342,228
                                                  ---------------
                                                    2,905,928

AUTOS 1.0%
-----------------------------------------------------------------
Aftermarket Technology Corp. *         12,556         222,994
Autoliv, Inc.                          38,230       2,106,855
Fuel Systems Solutions, Inc. *         11,100         141,192
Spartan Motors, Inc.                    4,782          90,045
Strattec Security Corp. *               2,800         107,156
Supreme Industries, Inc.,
  Class A                              12,630          83,611
Sypris Solutions, Inc.                  9,220          76,987
                                                  ---------------
                                                    2,828,840

BANKS & CREDIT INSTITUTIONS 3.8%
-----------------------------------------------------------------
1st Independence Financial
  Group, Inc.                              60           1,059
Advanta Corp., Class A                  5,524         187,650
Advanta Corp., Class B                  1,987          73,320
Ameriana Bancorp                          299           4,037

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
American National Bankshares,
  Inc.                                  4,800         113,664
Ameris Bancorp                          2,735          74,419
Anchor Bancorp Wisconsin, Inc.            122           3,484
Banco Latinoamericano de
  Exportaciones, S.A., Class E          5,020          78,412
BankUnited Financial Corp.,
  Class A                              27,723         722,739
Berkshire Bancorp, Inc.                 5,700          91,200
Berkshire Hills Bancorp, Inc.           1,779          63,315
Beverly Hills Bancorp, Inc.             8,990          73,358
BOE Financial Services of
  Virginia, Inc.                          455          14,185
Britton & Koontz Capital Corp.            200           3,981
Brunswick Bancorp *                       120           1,539
Cadence Financial Corp.                 4,230          85,742
Capital Crossing Bank *                 1,520          44,232
Cardinal Financial Corp.                8,047          88,195
Carver Bancorp, Inc.                      400           6,660
Central Bancorp, Inc.                     450          13,860
Centrue Financial Corp. *                 200           4,612
CFS Bancorp, Inc.                         905          13,385
Citizens First Bancorp, Inc.              329           8,376
Codorus Valley Bancorp, Inc.            2,438          47,785
Community Bank Shares of
  Indiana, Inc.                         2,209          49,261
Community Capital Corp.                   480          10,414
Community Financial Corp.               3,600          42,516
Community Shores Bank Corp. *              10             125
Community West Bancshares                 808          12,706
CompuCredit Corp. *                     9,297         280,862
Consumer Portfolio Services,
  Inc. *                                3,190          18,470
Corus Bankshares, Inc.                 34,140         763,370
Cowlitz Bancorp *                         100           1,631
Delta Financial Corp.                  15,530         142,255
Dollar Financial Corp. *               15,247         332,690
Electronic Clearing House, Inc.
  *                                     5,380          96,840
Exchange National Bancshares,
  Inc.                                    420          12,768
Federal Agricultural Mortgage
  Corp., Class C                        7,430         196,672
Fidelity Southern Corp.                   510           9,315
First Bancshares, Inc.                    200           3,265
First BancTrust Corp.                     400           4,840
First Capital, Inc.                     1,632          30,600
First Citizens BancShares, Inc.,
  Class A                                 500          95,550
First Defiance Financial Corp.          1,268          36,176
First Federal Bancshares of
  Arkansas, Inc.                           40             941
First Federal Bancshares, Inc.            600          11,925
First Federal Bankshares, Inc.            100           2,188
First Financial Holdings, Inc.            400          13,688
First Financial Service Corp.             110           3,297
First Keystone Finl, Inc. *               500           9,855
First M&F Corp.                            42             768
First Mariner Bancorp, Inc. *           2,451          47,672
First Merchants Corp.                     211           4,990
First Niagra Financial Group,
  Inc.                                 58,560         853,805
First Place Financial Corp.             3,705          83,955
First United Corp.                      2,375          50,635

See the accompanying notes to the financial statements.
                                            Laudus Trust Semiannual Report   117

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
First West Virginia Bancorp,
  Inc.                                     10             195
FirstFed Financial Corp. *             11,070         627,890
FirstMerit Corp.                        9,602         222,478
FMS Financial Corp.                        10             219
FNB Corp. of North Carolina             4,730          88,120
FNB Corp. of Virginia                     100           3,601
FNB Financial Services Corp.              100           1,475
Franklin Bank Corp. *                  14,884         295,894
Greene County Bancshares, Inc.            100           3,656
Guaranty Federal Bancshares,
  Inc.                                     10             287
Habersham Bancorp, Inc.                 1,250          30,437
HF Financial Corp.                        770          12,513
Hopfed Bancorp, Inc.                       60             972
Horizon Bancorp                         2,800          73,346
Integra Bank Corp.                        624          15,775
Intervest Bancshares Corp. *            2,930         127,631
ITLA Capital Corp.                      4,600         247,296
Lakeland Financial Corp.                  200           4,702
Leesport Financial Corp.                4,462         103,518
Lincoln Bancorp                             8             148
LSB Financial Corp.                     1,433          38,691
Massbank Corp.                            400          13,032
Meta Financial Group, Inc.              1,100          27,060
MFB Corp.                                 600          19,200
MidWestOne Financial Group,
  Inc.                                  3,100          59,659
National Bankshares, Inc.                 999          22,777
North Central Bancshares, Inc.          1,867          76,314
North Valley Bancorp                    2,800          49,280
Northrim BanCorp, Inc.                  1,050          27,720
Northway Financial, Inc.                  400          13,500
OceanFirst Financial Corp.              1,120          24,024
Pacific Capital Bancorp                19,393         523,029
Pacific Premier Bancorp, Inc. *           400           4,800
Pamrapo Bancorp, Inc.                     100           1,924
Parkvale Financial Corp.                  630          20,191
Pinnacle Bancshares, Inc.                 100           1,460
Provident Community Bancshares,
  Inc.                                     50             933
Provident Financial Holdings,
  Inc.                                  3,189          96,116
PSB Bancorp, Inc. *                     3,800          60,572
Renasant Corp.                            373          10,484
Republic First Bancorp, Inc. *          5,465          72,466
River Valley Bancorp                      393           7,003
Simmons First National Corp.,
  Class A                               2,094          60,747
South Street Financial Corp.              100             913
Southern Missouri Bancorp, Inc.           130           1,951
Synovus Financial Corp.                 5,500         161,535
TD Banknorth, Inc.                      2,980          86,062
Temple-Inland, Inc.                    34,280       1,374,628
TF Financial Corp.                      2,400          73,536
Tompkins Trustco, Inc.                    160           7,272
Tower Financial Corp.                     300           5,505
UnionBanCal Corp.                       4,100         249,690
Unionbancorp, Inc.                      1,390          27,029
United Bancorp, Inc., Ohio                189           2,075
United Bancshares, Inc.                    10             165
United Community Financial
  Corp.                                 4,173          51,411

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
United Financial Corp.                    500          10,550
United Security Bancshares,
  Inc.                                  4,819         134,450
United Western Bancorp, Inc. *            110           2,341
Unity Bancorp, Inc.                     2,710          41,355
Wainwright Bank & Trust Co.             4,842          51,030
Washington Savings Bank, F.S.B          6,400          60,096
Wright Express Corp. *                    140           3,368
WSFS Financial Corp.                    4,300         267,417
                                                  ---------------
                                                   10,746,768

BASIC MINERALS & METALS 4.7%
-----------------------------------------------------------------
A.M. Castle & Co.                       1,970          52,875
Allegheny Technologies, Inc.           51,560       3,206,516
Chaparral Steel Co. *                     840          28,610
Commercial Metals Co.                   4,409          89,635
CommScope, Inc. *                         410          13,473
Encore Wire Corp. *                    15,393         543,219
Freeport-McMoran Copper & Gold,
  Inc., Class B                         8,280         440,993
Friedman Industries, Inc.                 200           1,670
Mueller Industries, Inc.               34,200       1,202,814
Olympic Steel, Inc.                     7,610         189,185
Phelps Dodge Corp.                     11,830       1,002,001
Precision Castparts Corp.              16,293       1,029,066
Reliance Steel & Aluminum Co.           2,920          93,849
Ryerson Tull, Inc.                      6,850         149,946
Southern Copper Corp.                  14,870       1,375,475
Superior Essex, Inc. *                  3,057         104,702
Synalloy Corp. *                        2,600          36,907
United States Steel Corp.              42,920       2,475,626
Universal Stainless & Alloy
  Products, Inc. *                      1,399          31,477
Walter Industries, Inc.                35,220       1,503,190
                                                  ---------------
                                                   13,571,229

BEER, LIQUOR, & TOBACCO 0.1%
-----------------------------------------------------------------
The Boston Beer Co., Inc. *             5,200         170,820

BIOTECHNOLOGY 1.4%
-----------------------------------------------------------------
Celgene Corp. *                        73,438       3,179,865
Digene Corp. *                         15,180         655,017
Harvard Bioscience, Inc. *             30,270         136,215
                                                  ---------------
                                                    3,971,097

CELLULAR & WIRELESS 1.2%
-----------------------------------------------------------------
NII Holdings, Inc. *                   52,837       3,284,348
USA Mobility, Inc. *                    4,280          97,755
                                                  ---------------
                                                    3,382,103

CHEMICALS & RUBBER 2.6%
-----------------------------------------------------------------
A. Schulman, Inc.                      13,817         324,838
Arch Chemicals, Inc.                    4,560         129,732
Bairnco Corp.                           2,660          31,920
FMC Corp.                              29,780       1,908,004
Hercules, Inc. *                       23,100         364,287
ICO, Inc. *                             9,321          61,705
Innospec, Inc.                         10,400         308,880
NewMarket Corp.                         4,910         285,566
PolyOne Corp. *                        73,160         609,423
Stepan Co.                              1,700          49,691

                         See the accompanying notes to the financial statements. 118 Laudus Trust Semiannual Report

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
The Scotts Miracle-Gro Co.,
  Class A                                 390          17,351
The Sherwin-Williams Co.               51,800       2,889,404
Westlake Chemical Corp.                11,140         356,591
                                                  ---------------
                                                    7,337,392

COMMERCIAL AIRCRAFT & COMPONENTS 0.1%
-----------------------------------------------------------------
Ducommun, Inc. *                        5,410         100,951
Ladish Co., Inc. *                      3,000          86,640
Triumph Group, Inc.                     1,210          51,243
                                                  ---------------
                                                      238,834

COMMUNICATIONS UTILITIES 1.3%
-----------------------------------------------------------------
Alaska Communications Systems
  Group, Inc.                           4,640          61,573
Atlantic Tele-Network, Inc.             7,150         132,132
CT Communications, Inc.                14,797         321,391
D&E Communications, Inc.                9,829         123,944
Gilat Satellite Networks Ltd. *        20,301         184,739
Golden Telecom, Inc.                    4,597         139,059
Knology, Inc. *                         1,300          12,896
Playboy Enterprises, Inc.,
  Class A *                            20,310         192,945
RCN Corp. *                            24,626         696,916
The Knot, Inc. *                          939          20,780
Time Warner Telecom, Inc.,
  Class A *                            33,575         638,261
United Online, Inc.                    51,660         629,219
US LEC Corp., Class A *                 1,003           6,910
Vignette Corp. *                       25,145         340,463
Windstream Corp. *                     21,720         286,487
                                                  ---------------
                                                    3,787,715

CONSTRUCTION & HOMEBUILDING 1.2%
-----------------------------------------------------------------
Cavalier Homes, Inc. *                 11,320          36,111
Comfort Systems USA, Inc.              34,090         390,671
Granite Construction, Inc.              2,310         123,238
Insituform Technologies, Inc.,
  Class A *                            23,550         571,794
MasTec, Inc. *                          9,495         105,110
Meadow Valley Corp. *                   3,780          38,405
Palm Harbor Homes, Inc. *               8,200         122,672
Perini Corp. *                         17,200         359,136
Quanta Services, Inc. *                95,953       1,617,768
Skyline Corp.                             980          37,446
                                                  ---------------
                                                    3,402,351

CONSTRUCTION MATERIALS 0.1%
-----------------------------------------------------------------
Ameron International Corp.              1,500          99,660
Continental Materials Corp. *             800          20,960
Oil-Dri Corp. of America                2,050          31,057
Patrick Industries, Inc. *                740           9,206
Rock of Ages Corp. *                    4,010          18,326
Vulcan Materials Co.                    1,000          78,250
                                                  ---------------
                                                      257,459

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)

CONSUMER DURABLES 0.1%
-----------------------------------------------------------------
Koss Corp.                                100           1,945
Thor Industries, Inc. *                 1,330          54,756
Universal Electronics, Inc. *          10,789         204,991
                                                  ---------------
                                                      261,692

DRUGS & PHARMACEUTICALS 1.8%
-----------------------------------------------------------------
Alpharma, Inc., Class A                36,900         863,091
Cephalon, Inc. *                       27,114       1,674,289
E-Z-EM, Inc. *                          2,440          38,503
King Pharmaceuticals, Inc. *          145,600       2,479,568
Lifecore Biomedical, Inc. *             7,600         107,160
Natural Alternative
  International, Inc. *                   520           4,779
Nutraceutical International
  Corp. *                               2,410          32,921
Schiff Nutrition International,
  Inc. *                                3,400          23,664
Sciele Pharma, Inc. *                   1,754          33,045
United-Guardian, Inc. *                   100             925
                                                  ---------------
                                                    5,257,945

ELECTRIC UTILITIES 3.0%
-----------------------------------------------------------------
Allegheny Energy, Inc. *               44,300       1,779,531
Alliant Energy Corp.                   13,550         484,142
Central Vermont Public Service
  Corp.                                   200           4,422
CH Energy Group, Inc.                     700          36,029
DTE Energy Co.                         33,170       1,376,887
Foster Wheeler Ltd. *                  52,850       2,039,482
Green Mountain Power Corp.                490          16,351
Northeast Utilities                    28,390         660,635
OGE Energy Corp.                          100           3,611
Pinnacle West Capital Corp.            23,500       1,058,675
Puget Sound Energy, Inc.                  510          11,592
Unisource Energy Corp.                  1,740          57,994
Unitil Corp.                            1,100          26,730
Westar Energy, Inc.                    38,200         898,082
                                                  ---------------
                                                    8,454,163

FINANCIAL INVESTMENTS 0.5%
-----------------------------------------------------------------
Aaron Rents, Inc.                       8,890         204,292
Ampal-American Israel Corp.,
  Class A *                               540           2,506
California First National
  Bancorp                               3,243          48,321
CEVA, Inc. *                           16,980          96,107
Electro Rent Corp. *                    4,794          81,546
ePlus, Inc. *                           4,289          41,818
First Niles Financial, Inc.                99           1,444
Hanover Compressor Co. *                7,700         140,294
Jackson Hewitt Tax Service,
  Inc.                                  9,910         297,399
KMG America Corp. *                    21,990         161,626
PICO Holdings, Inc. *                   5,961         194,031
SRS Labs, Inc. *                        4,120          25,544
The Enstar Group, Inc. *                  250          23,885
UTEK Corp.                              3,440          68,903
Willis Lease Finance Corp. *            6,630          61,261
                                                  ---------------
                                                    1,448,977

FOREST PRODUCTS & PAPER 0.3%
-----------------------------------------------------------------
American Woodmark Corp.                10,388         349,972
CSS Industries, Inc.                      100           2,972

See the accompanying notes to the financial statements.
                                            Laudus Trust Semiannual Report   119

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Lydall, Inc. *                         14,960         133,144
Mod-Pac Corp. *                         3,100          34,100
Nashua Corp. *                            220           1,538
Universal Forest Products, Inc.         4,866         238,677
                                                  ---------------
                                                      760,403

FURNITURE & HOUSEHOLD ITEMS 2.3%
-----------------------------------------------------------------
A.T. Cross Co., Class A *                 300           1,908
Acuity Brands, Inc.                       200           9,080
Aldila, Inc.                            1,731          26,744
American Biltrite, Inc. *                 710           7,100
AZZ, Inc. *                             4,380         159,870
Bassett Furniture Industries,
  Inc.                                  4,350          70,644
Callaway Golf Co.                      65,130         853,854
Channell Commercial Corp. *             6,023          18,491
Chase Corp.                             1,600          28,656
Chromcraft Revington, Inc. *              820           8,102
Communications Systems, Inc.            4,200          39,228
Craftmade International, Inc.           2,120          36,316
Cybex International, Inc. *            14,450          96,093
Furniture Brands International,
  Inc.                                 41,700         793,968
GameTech International, Inc. *            220           2,198
Genlyte Group, Inc. *                   2,306         164,187
Griffon Corp. *                        18,580         443,505
Hooker Furniture Corp.                  9,841         144,269
JAKKS Pacific, Inc. *                  14,046         250,440
La-Z-Boy, Inc.                         41,740         582,690
Mity Enterprises, Inc. *                  564          10,265
Movado Group, Inc.                     15,420         391,976
Myers Industries, Inc.                  6,516         110,772
National Presto Industries,
  Inc.                                  1,320          72,956
Preformed Line Products Co.               500          17,870
Steelcase, Inc., Class A               19,800         310,662
The Lamson & Sessions Co. *             6,310         150,304
Thomas & Betts Corp. *                 34,430       1,642,655
Tredegar Corp.                            860          14,396
                                                  ---------------
                                                    6,459,199

GAS & OTHER PUBLIC UTILITIES 0.5%
-----------------------------------------------------------------
American States Water Co.               1,190          45,517
Artesian Resources Corp., Class
  A                                       375           7,054
BIW Ltd.                                  150           2,407
Casella Waste Systems, Inc.,
  Class A *                             2,970          30,710
Florida Public Utilites Co.             1,800          24,840
Industrial Services of America,
  Inc. *                                  770           4,458
New Jersey Resources Corp.              6,820         336,226
Nicor, Inc.                             9,930         424,607
SJW Corp.                               8,380         250,646

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Waste Industries USA, Inc.              5,030         135,961
WCA Waste Corp. *                      12,930          72,796
                                                  ---------------
                                                    1,335,222

GOVERNMENT AIRCRAFT & DEFENSE 0.0%
-----------------------------------------------------------------
Aerosonic Corp. *                         560           3,416
Reinhold Industries, Inc., Class
  A *                                     450           5,490
Smith & Wesson Holding Corp. *          6,560          91,053
Todd Shipyards Corp.                    1,956          35,325
                                                  ---------------
                                                      135,284

HEALTH CARE & HOSPITAL 1.1%
-----------------------------------------------------------------
Almost Family, Inc. *                   1,900          44,099
American Shared Hospital
  Services                              3,400          22,100
Genesis HealthCare Corp. *              2,740         130,506
Gentiva Health Services, Inc. *         3,284          53,989
Hanger Orthopedic Group, Inc. *           300           1,974
Health Net, Inc. *                     24,450       1,064,064
IntegraMed America, Inc. *              4,825          45,789
Kindred Healthcare, Inc. *              1,150          34,189
Manor Care, Inc.                       10,881         568,859
MEDTOX Scientific, Inc. *               3,190          31,358
National Dentex Corp. *                   130           2,554
National Healthcare Corp.                 100           5,373
National Home Health Care Corp.         5,244          51,916
NovaMed, Inc. *                        21,660         170,681
Pediatric Services of America,
  Inc. *                                6,654          80,447
Pediatrix Medical Group, Inc. *         1,960          89,376
RehabCare Group, Inc. *                 1,920          25,152
Res-Care, Inc. *                       14,155         284,374
VCA Antech, Inc. *                     14,400         519,264
                                                  ---------------
                                                    3,226,064

INFORMATION & SERVICES 3.8%
-----------------------------------------------------------------
Ablest, Inc. *                          2,100          13,545
ABM Industries, Inc.                    2,600          48,776
Bioanalytical Systems, Inc. *           2,200          11,572
Carriage Services, Inc. *               1,770           8,248
Cass Information Systems, Inc.            990          32,779
CBIZ, Inc. *                            1,760          12,848
CDI Corp.                              12,579         260,511
Ceridian Corp. *                        5,270         117,837
CompuDyne Corp. *                         280           1,708
Convergys Corp. *                      39,390         813,403
CPI Corp.                               5,570         270,368
Ecology & Environment, Inc.             3,030          30,967
Exponent, Inc. *                       14,000         233,380
Forrester Research, Inc. *              6,545         172,199
Franklin Covey Co. *                   19,150         105,134
GP Strategies Corp. *                   3,350          25,025
Henry Bros. Electronics, Inc. *         3,970          13,458
Hudson Highland Group, Inc. *             283           2,773
IAC/InterActiveCorp. *                 34,265         985,461
ICT Group, Inc. *                       1,395          43,901
Infinity Pharmaceuticals, Inc. *        4,600          62,100
Kelly Services, Inc., Class A          17,600         482,416
Kendle International, Inc. *            9,453         302,685
Kforce, Inc. *                         30,300         361,479

                         See the accompanying notes to the financial statements. 120 Laudus Trust Semiannual Report

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Layne Christensen Co. *                 4,740         135,422
Manpower, Inc.                          1,940         118,864
Metal Management, Inc.                 19,568         544,773
Michael Baker Corp. *                   1,180          24,025
Monro Muffler Brake, Inc.              10,520         357,785
MPS Group, Inc. *                      49,790         752,327
National Technical Systems,
  Inc. *                                1,350           9,072
Nobel Learning Communities,
  Inc. *                                   40             412
PAREXEL International Corp. *          23,700         784,233
PDI, Inc. *                            12,920         150,130
Pharmaceutical Product
  Development, Inc. (PPD)              11,480         409,721
RCM Technologies, Inc. *               12,100          61,347
Refac Optical Group *                   2,230          13,269
Schnitzer Steel Industries,
  Inc., Class A                         8,878         280,012
Silverleaf Resorts, Inc. *                250             955
Spherion Corp. *                       39,270         280,781
SRI/Surgical Express, Inc. *              100             435
TeleTech Holdings, Inc. *              29,570         462,179
The Geo Group, Inc. *                   4,240         179,140
URS Corp. *                            40,500       1,575,045
Vertrue, Inc. *                         1,885          74,118
Volt Information Sciences, Inc.
  *                                     8,000         284,400
VSE Corp.                               2,200          66,220
                                                  ---------------
                                                   10,977,238

INSTRUMENTS 4.5%
-----------------------------------------------------------------
Aeroflex, Inc. *                       66,100         679,508
Allied Healthcare Products,
  Inc. *                                1,442           7,556
Angeion Corp. *                           866           5,802
Armor Holdings, Inc. *                 30,156       1,728,843
Arthrocare Corp. *                     10,851         508,478
Astro-Med, Inc.                         1,010          10,090
Bio-Rad Laboratories, Inc.,
  Class A *                             2,310         163,386
Bruker BioSciences Corp. *             18,838         132,054
Cardiac Science Corp. *                 1,970          14,578
Checkpoint Systems, Inc. *             13,920         229,819
Cholestech Corp. *                      5,390          64,680
Coherent, Inc. *                       24,530         850,210
Datascope Corp.                         9,164         306,719
Embrex, Inc. *                          1,300          15,340
Enpath Medical, Inc. *                    210           2,251
Escalon Medical Corp. *                   760           3,101
Esterline Technologies Corp. *          1,180          39,837
FEI Co. *                               4,800         101,328
Frequency Electronics, Inc.               160           2,075
Hurco Cos., Inc. *                      6,570         157,877
ICU Medical, Inc. *                       315          14,326
IDEXX Laboratories, Inc. *                100           9,114
Immucor, Inc. *                           540          12,101
Input/Output, Inc. *                   38,850         385,781
Iridex Corp. *                          1,520          13,300
K-Tron International, Inc. *            2,300         145,406
Kewaunee Scientific Corp.               1,840          14,683
LeCroy Corp. *                         12,400         170,872
Mentor Corp.                           29,630       1,493,056
Mesa Laboratories, Inc.                   100           1,715
MOCON, Inc.                             4,900          47,334

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Molecular Devices Corp. *               5,090          94,114
New Brunswick Scientific Co.,
  Inc. *                                  520           4,072
O.I. Corp.                              1,200          12,000
Oakley, Inc.                               40             682
OSI Systems, Inc. *                    14,240         279,104
Perceptron, Inc. *                      7,500          64,350
Schmitt Industries, Inc. *                  9              61
Sonic Innovations, Inc. *               1,862           7,634
Span-America Medical Systems,
  Inc.                                  2,600          35,672
Teleflex, Inc.                         33,120       1,842,797
The Spectranetics Corp. *              22,034         257,798
Tollgrade Communications, Inc. *       12,776         114,345
Varian Medical Systems, Inc. *         37,800       2,018,142
Viasys Healthcare, Inc. *              20,700         563,868
Vicon Industries, Inc. *                   80             263
ZEVEX International, Inc. *               150           1,349
Zygo Corp. *                           16,250         207,188
                                                  ---------------
                                                   12,834,659

INSURANCE 5.7%
-----------------------------------------------------------------
Alleghany Corp. *                          50          14,451
American Equity Investment Life
  Holding Co.                           2,200          26,994
American Financial Group, Inc.         30,720       1,441,690
American National Insurance Co.         3,081         357,088
American Safety Insurance
  Holdings Ltd. *                       4,900          89,670
Arch Capital Group Ltd. *              34,769       2,207,484
CNA Financial Corp. *                  44,530       1,603,971
Conseco, Inc. *                        24,470         513,625
Crawford & Co., Class B                 7,860          53,369
EMC Insurance Group, Inc.                 500          14,420
FPIC Insurance Group, Inc. *            9,000         356,490
HCC Insurance Holdings, Inc.           73,291       2,409,808
Horace Mann Educators Corp.               900          17,307
Kansas City Life Insurance Co.            310          14,117
Max Re Capital Ltd.                    48,489       1,113,307
Meadowbrook Insurance Group,
  Inc. *                                1,120          12,611
Mercer Insurance Group, Inc.            2,140          55,298
Merchants Group, Inc.                   1,290          38,687
MGIC Investment Corp.                   1,820         109,145
National Western Life Insurance
  Co., Class A *                          950         218,396
NYMAGIC, Inc.                           2,290          72,593
Odyssey Re Holdings Corp.                 160           5,405
Old Republic International
  Corp.                                13,350         295,702
PartnerRe Ltd.                         26,200       1,770,334
Presidential Life Corp.                   855          19,126
Radian Group, Inc.                     22,300       1,338,000
Reinsurance Group of America,
  Inc.                                 23,700       1,230,741
RTW, Inc. *                               100           1,017
Selective Insurance Group, Inc.           300          15,783
Unico American Corp. *                  2,900          30,015
United America Indemnity Ltd.,
  Class A *                            11,055         248,406
UnumProvident Corp.                     6,730         130,495

See the accompanying notes to the financial statements.
                                            Laudus Trust Semiannual Report   121

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
USI Holdings Corp. *                   14,400         195,120
Wesco Financial Corp.                     600         262,200
                                                  ---------------
                                                   16,282,865

INTEGRATED OIL COMPANIES 0.0%
-----------------------------------------------------------------
Marathon Oil Corp.                        263          20,225

IT HARDWARE 7.5%
-----------------------------------------------------------------
Advanced Energy Industries,
  Inc. *                               24,480         417,139
Agere Systems, Inc. *                  75,910       1,133,336
American Technical Ceramics
  Corp. *                               4,840          59,532
Amkor Technology, Inc. *               45,583         235,208
Anaren, Inc. *                          1,313          27,665
Applied Innovation, Inc. *              9,220          29,043
Asyst Technologies, Inc. *                500           3,380
Atmel Corp. *                           1,230           7,429
Avocent Corp. *                         2,170          65,360
AVX Corp.                              45,095         797,731
Cobra Electronics Corp.                 6,980          59,330
Comarco, Inc. *                           490           4,361
CTS Corp.                              25,780         355,249
Cymer, Inc. *                          34,511       1,515,378
Digi International, Inc. *              2,050          27,675
DSP Group, Inc. *                       4,545         103,853
EMS Technologies, Inc. *                8,778         164,851
Espey Manufacturing &
  Electronics Corp.                     1,200          20,400
Exar Corp. *                           27,676         367,814
Fairchild Semiconductor
  International, Inc. *               100,920       1,887,204
Globecomm Systems, Inc. *               5,700          48,678
Harris Corp.                           55,955       2,489,438
Imation Corp.                           7,999         321,160
Integrated Device Technology,
  Inc. *                              139,300       2,237,158
Intersil Corp., Class A                58,128       1,427,043
IXYS Corp. *                           17,164         144,006
LSI Logic Corp. *                     261,910       2,152,900
Mattson Technology, Inc. *             48,740         404,542
MEMC Electronic Materials,
  Inc. *                               11,000         402,930
Merix Corp. *                          12,789         122,902
Merrimac Industries, Inc. *               800           8,172
MKS Instruments, Inc. *                11,469         232,935
Novellus Systems, Inc. *               11,820         326,941
ON Semiconductor Corp. *               21,566         126,808
Oplink Communications, Inc. *             300           5,994
Park Electrochemical Corp.              4,105         130,046
Performance Technologies, Inc. *       12,890          87,652
Pericom Semiconductor Corp. *           1,015           9,896
Planar Systems, Inc. *                  6,270          71,165
RF Monolithics, Inc. *                  4,200          26,166
Semitool, Inc. *                       11,585         119,789
Sigmatron International, Inc. *         2,200          18,216
SonicWALL, Inc. *                      40,880         446,410
Spectrum Control, Inc. *                7,900          74,260
Standard Microsystems Corp. *          18,417         523,411
Technitrol, Inc.                        5,410         161,489
Trans Lux Corp.                         1,200           7,140
Vishay Intertechnology, Inc. *        130,570       1,833,203
Vodavi Technology, Inc. *                 800           4,880

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
White Electronic Designs Corp. *       24,000         119,280
Zoran Corp. *                          11,700         188,136
                                                  ---------------
                                                   21,554,684

LAND & WATER TRANSPORTATION 1.0%
-----------------------------------------------------------------
Arkansas Best Corp.                     6,603         284,127
B & H Ocean Carriers Ltd.*                930          14,694
Celadon Group, Inc.*                   14,919         248,252
Covenant Transport, Inc.,
  Class A*                              6,341          77,424
Frozen Food Express Industries,
  Inc.*                                18,400         139,656
Laidlaw International, Inc.             4,220         115,333
Saia, Inc.*                               578          18,843
Seacor Holdings, Inc.*                 12,830       1,058,475
Smithway Motor Xpress Corp.,
  Class A*                              4,400          36,476
Werner Enterprises, Inc.               45,837         857,610
                                                  ---------------
                                                    2,850,890

METAL PRODUCTS & MACHINERY 4.2%
-----------------------------------------------------------------
AGCO Corp.*                            71,600       1,815,060
Allied Motion Technologies,
  Inc.*                                 3,138          15,062
Ampco-Pittsburgh Corp.                    150           4,639
Bonso Electronic International,
  Inc.                                  2,830           9,679
Cummins, Inc.                          15,380       1,833,757
Electro Scientific Industries,
  Inc.*                                13,844         285,186
EnPro Industries, Inc.*                11,380         342,083
Evans & Sutherland Computer
  Corp.*                                2,600          11,700
Flow International Corp.*              26,391         342,291
Freightcar America, Inc.               10,552         559,256
Gardner Denver, Inc.*                   7,150         236,522
Gerber Scientific, Inc.*               21,180         317,276
Hardinge, Inc.                            840          11,172
International Aluminum Corp.            1,600          59,760
Kadant, Inc.*                          12,570         308,719
Kennametal, Inc.                       19,760       1,119,404
L.S. Starrett Co., Class A                400           5,720
Material Sciences Corp.*                9,880          98,405
MFRI, Inc.*                               100           1,480
Newport Corp.*                          3,130          51,019
NN, Inc.                               10,089         119,353
P & F Industries, Inc.*                   700           7,196
Q.E.P. Co., Inc.*                       2,240          14,672
Regal Beloit Corp.                     14,620         635,970
Robbins & Myers, Inc.                   6,290         194,487
SPX Corp.                               1,440          76,954
Standex International Corp.             6,700         186,796
TB Wood's Corp.                         1,380          16,077
Technology Research Corp.                 100             425
Tennant Co.                             6,400         155,776
Terex Corp.*                           20,530         928,367
The Timken Co.                             30             893
Trinity Industries, Inc.               55,560       1,787,365
Twin Disc, Inc.                           540          17,626
Varian Semiconductor Equipment
  Associates, Inc.*                     2,250          82,575
Veeco Instruments, Inc.*               23,865         480,880
Velcro Industries N.V.                    100           1,417
                                                  ---------------
                                                   12,135,019

                         See the accompanying notes to the financial statements. 122 Laudus Trust Semiannual Report

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
MISCELLANEOUS FINANCE 2.0%
-----------------------------------------------------------------
A.G. Edwards, Inc.                     44,700       2,381,616
Chicago Mercantile Exchange
  Holdings, Inc.                          900         430,425
Knight Capital Group, Inc.,
  Class A*                             83,587       1,521,284
Raymond James Financial, Inc.          39,135       1,144,307
SEI Investments Co.                       100           5,619
SWS Group, Inc.                        12,910         321,330
Value Line, Inc.                          300          13,983
                                                  ---------------
                                                    5,818,564
OIL & COAL RESOURCES 0.8%
-----------------------------------------------------------------
Callon Petroleum Co.*                  17,470         236,893
Forest Oil Corp.*                      21,770         687,714
Mariner Energy, Inc.*                  21,340         392,016
Questar Corp.                           2,060         168,446
Swift Energy Co.*                      16,170         676,230
Unit Corp.*                             1,120          51,487
W&T Offshore, Inc.                      3,597         105,068
                                                  ---------------
                                                    2,317,854

OIL DISTRIBUTION 1.0%
-----------------------------------------------------------------
Adams Resources & Energy, Inc.            570          19,864
Frontier Oil Corp.                     10,110         268,724
Tesoro Corp.                           38,222       2,216,111
Western Refining, Inc.                 19,390         450,624
                                                  ---------------
                                                    2,955,323
OIL DRILLING & SERVICES 4.2%
-----------------------------------------------------------------
Dawson Geophysical Co.*                 1,570          46,629
ENSCO International, Inc.              64,360       2,820,899
Global Industries Ltd.*                 4,941          76,882
Helix Energy Solutions Group,
  Inc.*                                62,500       2,087,500
Lufkin Industries, Inc.                 2,800         148,176
NATCO Group, Inc., Class A*               600          17,280
Newpark Resources, Inc.*               25,850         137,781
Pride International, Inc.*              1,482          40,636
Rowan Cos., Inc.                       52,272       1,653,363
Superior Energy Services, Inc.*         7,930         208,242
TETRA Technologies, Inc.*              37,536         906,870
Tidewater, Inc.                        46,300       2,045,997
Todco*                                 39,412       1,363,655
W-H Energy Services, Inc.*              9,800         406,406
                                                  ---------------
                                                   11,960,316

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 1.1%
-----------------------------------------------------------------
Baldwin Technology Co., Inc.,
  Class A*                              8,910          51,589
Ballantyne of Omaha, Inc.*              1,000           4,390
Brocade Communications Systems,
  Inc. *                              129,043         911,043
Hypercom Corp. *                       43,220         293,032
Key Tronic Corp. *                      2,261          13,272
LaserCard Corp. *                       8,342         108,780
SimpleTech, Inc. *                     12,390         112,873
Western Digital Corp. *                99,610       1,802,941
                                                  ---------------
                                                    3,297,920

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)

PUBLISHING, BROADCASTING & CINEMA 2.2%
-----------------------------------------------------------------
Bowne & Co., Inc.                      27,730         395,984
Champion Industries, Inc.               1,540          11,165
Consolidated Graphics, Inc. *           9,900         595,683
Discovery Holding Co., Class A *      105,745       1,529,073
Educational Development Corp.           3,300          22,687
Media General, Inc., Class A            3,020         113,914
Regent Communications, Inc. *          36,007         136,467
Scholastic Corp. *                     17,151         534,254
Source Interlink Cos., Inc. *          28,750         273,125
Tribune Co.                            80,280       2,626,762
Tufco Technologies, Inc. *                200           1,366
                                                  -----------
                                                    6,240,480

REAL ESTATE DEVELOPMENT 1.1%
-----------------------------------------------------------------
AMREP Corp.                             1,200          58,644
Avatar Holdings, Inc. *                 3,704         218,758
IHOP Corp.                              5,160         239,166
ILX Resorts, Inc.                       1,900          17,385
J.W. Mays, Inc. (b)*                    2,600          47,840
Patriot Transportation Holding,
  Inc. *                                1,787         135,026
Service Corp. International           209,865       1,960,139
Stewart Enterprises, Inc.,
  Class A                              88,843         520,620
Stratus Properties, Inc. *                100           3,236
The Intergroup Corp. *                    330           5,610
United Capital Corp. *                    720          19,217
Wellsford Real Properties,
  Inc. *                                  100             736
Wilshire Enterprises, Inc. *              550           2,640
                                                  -----------
                                                    3,229,017

REAL ESTATE INVESTMENT TRUSTS 3.4%
-----------------------------------------------------------------
Ashford Hospitality Trust              36,900         440,217
Associated Estates Realty Corp.         1,790          27,691
Commercial Net Lease Realty            32,040         692,064
Correctional Properties Trust           5,310         168,593
Eagle Hospitality Properties
  Trust, Inc.                          15,230         141,639
Gladstone Commercial Corp.                660          13,266
Highland Hospitality Corp.             35,361         506,723
HRPT Properties Trust                 137,476       1,642,838
Income Opportunity Realty
  Investors *                             590           4,130
Innkeepers USA Trust                    2,810          45,775
Investors Real Estate Trust            25,370         247,611
iStar Financial, Inc.                  33,490       1,396,533
LaSalle Hotel Properties                4,190         181,595
LTC Properties, Inc.                    9,840         238,620
Mission West Properties, Inc.          10,440         119,120
Monmouth Capital Corp.                  3,830          20,299
Monmouth Real Estate Investment
  Corp., Class A                       15,404         123,232
National Health Investors, Inc.        13,530         383,305
National Health Realty, Inc.            4,100          81,631
One Liberty Properties, Inc.            4,320          96,768
Republic Property Trust                 8,950          98,629
Spirit Finance Corp.                   37,800         438,858
Sunstone Hotel Investors, Inc.         49,450       1,469,654
Supertel Hospitality, Inc.              5,950          39,627
Urstadt Biddle Properties, Inc.,
  Class A                              21,272         386,512

See the accompanying notes to the financial statements.
                                            Laudus Trust Semiannual Report   123

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Weingarten Realty Investors             3,040         130,781
Windrose Medical Properties
  Trust                                 3,730          65,946
Winston Hotels, Inc.                   18,190         224,101
Winthrop Realty Trust                  28,020         180,729
                                                  -----------
                                                    9,606,487

RESTAURANTS, HOTELS & THEATERS 1.8%
-----------------------------------------------------------------
Avalon Holdings Corp., Class A *          100             550
Back Yard Burgers, Inc. *                 270           1,601
Benihana, Inc., Class A *               8,534         247,486
Bob Evans Farms, Inc.                   9,913         300,166
Brinker International, Inc.            14,200         569,278
Canterbury Park Holding Corp            3,900          49,413
CBRL Group, Inc.                       23,469         948,852
Champps Entertainment, Inc. *             290           1,763
Darden Restaurants, Inc.                1,920          81,542
Dover Motorsports, Inc.                 4,430          24,011
Famous Dave's of America, Inc. *          110           1,672
Frisch's Restaurants, Inc.              4,500         108,180
Interstate Hotels & Resorts,
  Inc. *                               25,150         271,117
J. Alexander's Corp.                    1,290          11,223
Jack in the Box, Inc. *                 1,950         101,751
Lodgian, Inc. *                        11,960         158,829
Luby's, Inc. *                         12,190         120,315
Marcus Corp.                           11,700         268,749
Max & Erma's Restaurants, Inc. *        1,800          15,102
Mexican Restaurants, Inc. *               300           3,120
Nathan's Famous, Inc. *                   450           6,075
Papa John's International,
  Inc. *                                4,768         172,172
Red Lion Hotels Corp. *                    20             215
Ruby Tuesday, Inc.                        280           7,893
Speedway Motorsports, Inc.              2,280          83,015
Star Buffet, Inc. *                     2,700          21,249
The Steak n Shake Co. *                26,000         439,140
Vail Resorts, Inc. *                   27,300       1,092,546
                                                  -----------
                                                    5,107,025
RETAIL 6.2%
-----------------------------------------------------------------
1-800-FLOWERS.COM, Inc.,
  Class A *                            25,266         132,899
AnnTaylor Stores Corp. *               33,922       1,419,975
Arden Group, Inc.                         716          83,342
Asbury Automotive Group, Inc.             890          18,334
Bakers Footwear Group Inc *             6,800          89,692
Barnes & Noble, Inc.                   36,700       1,392,398
Big Lots, Inc. *                       86,280       1,709,207
Books-A-Million, Inc.                     130           2,321
Cash America International, Inc.       11,160         436,133
Charlotte Russe Holding, Inc. *        10,135         279,118
Charming Shoppes, Inc. *               98,706       1,409,522
Circuit City Stores, Inc.               5,870         147,396
Cost-U-Less, Inc. *                     2,570          22,256
Deb Shops, Inc.                           770          19,743
Dillard's, Inc., Class A                  300           9,819
EZCORP, Inc., Class A *                 5,570         215,448
Factory Card & Party Outlet
  Corp. *                                 320           2,659
Finlay Enterprises, Inc. *              1,800          11,880
First Cash Financial Services,
  Inc. *                               15,640         322,028
Gaiam, Inc. *                           6,726          86,833

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Gottschalks, Inc. *                     6,390          57,446
GSI Commerce, Inc. *                   14,193         210,624
Hastings Entertainment, Inc. *          3,280          22,140
Haverty Furniture Cos., Inc.           20,790         331,601
Insight Enterprises, Inc. *            18,858         388,663
Jennifer Convertibles, Inc. *           1,640          10,102
Limited Brands, Inc.                   83,000       2,198,670
Lithia Motors, Inc., Class A            7,750         191,580
Nordstrom, Inc.                           170           7,191
OfficeMax, Inc.                        49,100       2,000,334
PC Connection, Inc. *                     515           5,948
Restoration Hardware, Inc. *           27,851         241,468
REX Stores Corp. *                      2,370          33,417
Rush Enterprises, Inc.,
  Class A *                             1,583          26,404
Rush Enterprises, Inc.,
  Class B *                             6,430         100,244
Sabre Holdings Corp., Class A          24,490         572,821
Shoe Carnival, Inc. *                   6,420         161,912
Smart & Final, Inc. *                  10,850         185,210
Spartan Stores, Inc.                   15,320         258,908
Sport Chalet, Inc., Class A *           6,800          62,560
Sport Chalet, Inc., Class B *           1,000           9,000
Stage Stores, Inc.                     11,871         348,295
Stein Mart, Inc.                       20,383         310,025
Systemax, Inc. *                        5,352          85,739
The Cato Corp., Class A                18,770         411,251
The Men's Wearhouse, Inc.              34,200       1,272,582
Trans World Entertainment
  Corp. *                              19,300         116,958
Village Super Market, Inc.,
  Class A                               1,500         100,350
Weis Markets, Inc.                      6,040         240,392
Zones, Inc. *                           1,820          18,782
                                                  ---------------
                                                   17,791,620

SOAPS & COSMETICS 0.0%
-----------------------------------------------------------------
CCA Industries, Inc.                      100             965
CPAC, Inc.                              2,885          19,185
Parlux Fragrances, Inc. *               9,700          49,373
                                                  ---------------
                                                       69,523

SOFTWARE 5.5%
-----------------------------------------------------------------
Allscripts Healthcare Solutions,
  Inc. *                                5,940         133,353
American Software, Inc., Class A        7,000          47,950
Black Box Corp.                         7,943         309,142
BMC Software, Inc. *                  107,210       2,918,256
Captaris, Inc. *                       11,740          68,796
Carreker Corp. *                       22,800         139,992
CIBER, Inc. *                          47,484         314,819
Cognizant Technology Solutions
  Corp., Class A *                     15,591       1,154,669
Computer Task Group, Inc. *             1,514           6,026
CSP, Inc. *                             1,220          10,736
DocuCorp International, Inc. *             20             156
Edgewater Technology, Inc. *            5,150          29,355
Emdeon Corp. *                        178,052       2,084,989
First Consulting Group, Inc. *            640           6,240
Harris Interactive, Inc. *             30,250         184,525
Imergent, Inc. *                       11,200         158,256
Informatica Corp. *                    52,058         707,468
Inforte Corp. *                         4,710          19,452
Intergraph Corp. *                     10,769         461,775

                         See the accompanying notes to the financial statements. 124 Laudus Trust Semiannual Report

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
INX, Inc. *                               790           5,197
JDA Software Group, Inc. *             24,805         382,493
John H. Harland Co.                    17,520         638,604
Lawson Software, Inc. *                44,318         321,305
Lightbridge, Inc. *                    17,300         202,756
MapInfo Corp. *                        18,496         237,304
Mentor Graphics Corp. *                69,500         978,560
Moldflow Corp. *                        9,700         115,527
Ness Technologies, Inc. *              18,163         242,476
NetManage, Inc. *                          70             353
NetScout Systems, Inc. *               20,320         131,877
PC-Tel, Inc. *                         20,090         210,945
PDF Solutions, Inc. *                   6,180          67,733
Perot Systems Corp., Class A *            780          10,756
PLATO Learning, Inc. *                 17,300         110,201
Quality Systems, Inc. *                 3,674         142,514
Quest Software, Inc. *                 10,602         151,397
Retalix Ltd. *                          4,140          75,348
SPSS, Inc. *                           14,469         360,712
Stellent, Inc.                         27,700         300,268
Sybase, Inc. *                         63,022       1,527,653
Sykes Enterprises, Inc. *              11,670         237,485
Taleo Corp. *                           2,460          24,895
Technology Solutions Co. *              2,500          21,175
Tripos, Inc. *                            580             992
TSR, Inc.                               3,200          13,232
Tyler Technologies, Inc. *             15,600         201,708
Versant Corp. *                           290           2,984
webMethods, Inc. *                     18,000         137,700
                                                  ---------------
                                                   15,610,105

TEXTILES & APPAREL 2.9%
-----------------------------------------------------------------
Albany International Corp.,
  Class A                              22,600         719,132
Culp, Inc. *                           12,300          68,265
Cutter & Buck, Inc.                     9,500          91,865
Decorator Industries, Inc.                 40             350
Hallwood Group, Inc. *                    400          37,600
Hampshire Group Ltd. *                  5,770          71,433
Hartmarx Corp. *                       15,710         106,357
Interface, Inc., Class A *             16,000         206,080
Jones Apparel Group, Inc.              53,810       1,745,596
Lacrosse Footwear, Inc. *               2,884          35,271
Perry Ellis International,
  Inc. *                                6,421         198,280
Phillips-Van Heusen Corp.              47,510       1,984,493
Polo Ralph Lauren Corp.                 2,310         149,434
R.G. Barry Corp. *                        310           2,046
Skechers U.S.A., Inc., Class A *       14,870         349,594
Steven Madden Ltd. *                   19,200         753,408
Stride Rite Corp.                      18,370         256,445
The Gymboree Corp. *                   30,377       1,281,302
Weyco Group, Inc.                       2,423          54,202
Wolverine World Wide, Inc.              8,120         229,877
                                                  ---------------
                                                    8,341,030

WHOLESALE 1.9%
-----------------------------------------------------------------
ADDvantage Technologies Group,
  Inc. *                                  600           2,520
Anixter International, Inc. *             100           5,647

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Arrow Electronics, Inc. *               8,837         242,399
Avnet, Inc. *                          94,567       1,855,405
Brown Shoe Co., Inc.                   16,185         580,070
Coast Distribution System, Inc.         1,600          15,568
Delta Apparel, Inc.                     5,250         102,427
Express Scripts, Inc. *                 2,329         175,816
Huttig Building Products, Inc. *       13,300          73,549
IKON Office Solutions, Inc.               200           2,688
Industrial Distribution Group,
  Inc. *                                2,510          22,188
Keystone Automotive Industries,
  Inc. *                                5,590         212,532
Lawson Products, Inc.                     800          33,536
Lenox Group, Inc. *                        70             423
LKQ Corp. *                             9,198         202,080
Nu Horizons Electronics Corp. *        10,340         131,732
TESSCO Technologies, Inc. *               830          24,452
Traffix, Inc.                             565           2,961
UAP Holding Corp.                       1,700          36,329
W.W. Grainger, Inc.                    23,600       1,581,672
                                                  ---------------
                                                    5,303,994
                                                  ---------------
TOTAL COMMON STOCK (COST $234,409,148)            261,707,808
                                                  ---------------

                                   FACE AMOUNT       VALUE
SECURITY                               ($)            ($)
SHORT-TERM INVESTMENTS 8.2% OF NET ASSETS

REPURCHASE AGREEMENT 8.2%
-----------------------------------------------------------------
Custodian Trust Company, dated
  09/29/06, due 10/02/06 at
  5.25% with a maturity value of
  $23,550,893 (fully
  collateralized by U.S.
  Treasury Bill with a value of
  $24,210,387)                     23,540,594      23,540,594
                                                  ---------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $23,540,594)                               23,540,594
-----------------------------------------------------------------
END OF INVESTMENTS.

At September 30, 2006 the tax basis cost of the fund's investments was $258,609,902 and the unrealized gains and losses were $31,923,162 and ($5,293,662), respectively, with a net unrealized appreciation of $26,638,500.

 * Non-income producing security.

(a) All long positions are pledged as collateral for securities sold short.

(b) Illiquid security.

See the accompanying notes to the financial statements.
                                            Laudus Trust Semiannual Report   125

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
SHORT SALES 91.0% OF NET ASSETS

AGRICULTURE, FOOD & BEVERAGE 2.5%
-----------------------------------------------------------------
Bunge Ltd.                             53,860       3,121,187
Cagle's, Inc., Class A *                1,590          12,879
Farmer Brothers Co.                     2,843          58,395
Gold Kist, Inc. *                      42,800         891,952
McCormick & Co., Inc.                  17,800         676,044
Pilgrim's Pride Corp., Class B         20,400         557,940
Sanderson Farms, Inc.                  16,600         537,176
The Andersons, Inc.                     2,355          80,423
Tyson Foods, Inc., Class A             67,720       1,075,394
                                                  ---------------
                                                    7,011,390

AIRLINES 0.4%
-----------------------------------------------------------------
JetBlue Airways Corp. *                98,400         912,168
World Air Holdings, Inc. *             10,190          91,710
                                                  ---------------
                                                    1,003,878

AUTOS 1.1%
-----------------------------------------------------------------
Accuride Corp. *                       21,190         233,302
ArvinMeritor, Inc.                     31,389         446,979
Gentex Corp.                           51,200         727,552
Lear Corp. *                           41,500         859,050
Proliance International, Inc. *        13,000          59,410
Quantum Fuel Systems
  Technologies Worldwide, Inc. *          900           1,782
Visteon Corp. *                        54,610         445,071
Wabash National Corp.                  27,530         376,886
                                                  ---------------
                                                    3,150,032

BANKS & CREDIT INSTITUTIONS 4.0%
-----------------------------------------------------------------
AmeriCredit Corp. *                    54,360       1,358,456
Astoria Financial Corp.                62,500       1,926,250
Cash Systems, Inc. *                   13,190          92,198
Center Bancorp, Inc.                      308           5,051
CharterMac                             22,400         447,104
Commerce Bancorp, Inc.                 35,450       1,301,370
East West Bancorp, Inc.                 1,236          48,958
Encore Capital Group, Inc. *           13,900         180,422
Euronet Worldwide, Inc. *              24,601         603,955
NetBank, Inc. *                           320           1,936
New York Community Bancorp, Inc.      136,300       2,232,594
Old National Bancorp                   46,200         882,420
Popular, Inc.                           7,080         137,635
State Bancorp, Inc.                     1,840          37,646
UCBH Holdings, Inc.                     4,467          77,994
Valley National Bancorp                83,000       2,122,310
Westamerica Bancorp                     1,991         100,566
                                                  ---------------
                                                   11,556,865

BASIC MINERALS & METALS 0.8%
-----------------------------------------------------------------
American Superconductor Corp. *        11,200         103,712
Century Aluminum Co. *                 20,400         686,460
Lone Star Technologies, Inc. *          7,290         352,690
Meridian Gold, Inc. *                  44,660       1,110,248
                                                  ---------------
                                                    2,253,110

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)

BEER, LIQUOR, & TOBACCO 0.0%
-----------------------------------------------------------------
Alliance One International, Inc.
  *                                    12,500          51,250
Universal Corp.                            50           1,826
                                                  ---------------
                                                       53,076

BIOTECHNOLOGY 4.8%
-----------------------------------------------------------------
ABIOMED, Inc. *                         3,128          46,263
Alexion Pharmaceuticals, Inc. *        27,058         919,431
Altus Pharmaceuticals, Inc. *           7,300         116,581
Amylin Pharmaceuticals, Inc. *         49,000       2,159,430
Applera Corp.-Celera Genomics
  Group *                               2,010          27,979
ARIAD Pharmaceuticals, Inc. *          42,200         183,992
ArQule, Inc. *                         25,900         109,039
CuraGen Corp. *                        17,300          59,512
CV Therapeutics, Inc. *                40,000         445,600
Cypress Bioscience, Inc. *             29,387         214,525
CYTOGEN Corp. *                         2,393           5,600
Dyax Corp. *                           22,556          75,112
Dynavax Technologies Corp. *           21,400          92,234
Encysive Pharmaceuticals, Inc. *       54,364         233,765
Geron Corp. *                          43,693         273,955
Human Genome Sciences, Inc. *         117,350       1,354,219
ICOS Corp. *                           42,700       1,070,062
Idenix Pharmaceuticals, Inc. *            100             970
ImClone Systems, Inc. *                52,763       1,494,248
Keryx Biopharmaceuticals, Inc. *       24,100         285,103
Kosan Biosciences, Inc. *              16,900          81,627
Lexicon Genetics, Inc. *               13,700          51,649
Myriad Genetics, Inc. *                34,200         843,030
Neurocrine Biosciences, Inc. *         35,400         380,550
Noven Pharmaceuticals, Inc. *          11,000         265,320
Onyx Pharmaceuticals, Inc. *           27,600         477,204
Progenics Pharmaceuticals, Inc.
  *                                     9,544         223,902
Seattle Genetics, Inc. *               17,000          82,620
Telik, Inc. *                          40,000         711,600
Vertex Pharmaceuticals, Inc. *         38,906       1,309,187
                                                  ---------------
                                                   13,594,309

CELLULAR & WIRELESS 0.1%
-----------------------------------------------------------------
Centennial Communications Corp.
  *                                    23,600         125,788
Rural Cellular Corp. *                  8,400          80,892
                                                  ---------------
                                                      206,680

CHEMICALS & RUBBER 2.1%
-----------------------------------------------------------------
American Vanguard Corp.                15,200         212,800
Calgon Carbon Corp. *                  30,500         134,810
Chemtura Corp.                            400           3,468
Cooper Tire & Rubber Co.               39,400         396,364
Eastman Chemical Co.                   15,430         833,529
Ferro Corp.                             4,820          85,700
Goodyear Tire & Rubber Co. *          136,850       1,984,325
Hexcel Corp. *                         84,210       1,191,571
Minerals Technologies, Inc.                70           3,738
Nalco Holding Co. *                    12,200         225,944
Valhi, Inc.                             7,550         175,537
W.R. Grace & Co. *                     59,100         783,666
                                                  ---------------
                                                    6,031,452

                         See the accompanying notes to the financial statements. 126 Laudus Trust Semiannual Report

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
COMMERCIAL AIRCRAFT & COMPONENTS 0.0%
-----------------------------------------------------------------
CPI Aerostructures, Inc. *                700           3,290
TransDigm Group, Inc. *                   300           7,326
                                                  ---------------
                                                       10,616

COMMUNICATIONS UTILITIES 2.3%
-----------------------------------------------------------------
Crown Media Holdings, Inc.,
  Class A *                             4,799          21,547
EarthLink, Inc. *                      25,025         181,932
EchoStar Communications Corp.,
  Class A *                            84,159       2,755,366
Equinix, Inc. *                         6,900         414,690
IDT Corp. *                            10,000         141,400
IDT Corp., Class B *                   50,130         722,875
j2 Global Communications, Inc. *        7,100         192,907
NTL, Inc.                              55,047       1,399,845
Sohu.com, Inc. *                       20,100         442,602
TALK America Holdings, Inc. *          30,400         288,800
                                                  ---------------
                                                    6,561,964

CONSTRUCTION & HOMEBUILDING 3.0%
-----------------------------------------------------------------
Centex Corp.                           49,634       2,611,741
Dycom Industries, Inc. *                  780          16,770
Hovnanian Enterprises, Inc.,
  Class A *                            20,600         604,404
KB HOME                                53,500       2,343,300
M.D.C. Holdings, Inc.                  31,810       1,477,574
Pulte Homes, Inc.                      28,888         920,372
The Ryland Group, Inc.                 14,870         642,533
Toll Brothers, Inc. *                     600          16,848
                                                  ---------------
                                                    8,633,542

CONSTRUCTION MATERIALS 0.7%
-----------------------------------------------------------------
Alico, Inc.                             2,400         140,424
Headwaters, Inc. *                     34,870         814,215
Nanophase Technologies Corp. *          7,600          45,828
Owens-Illinois, Inc. *                 47,700         735,534
Texas Industries, Inc.                  4,020         209,281
                                                  ---------------
                                                    1,945,282

CONSUMER DURABLES 0.9%
-----------------------------------------------------------------
Brunswick Corp.                        66,250       2,066,337
Coachmen Industries, Inc.                  60             649
Fleetwood Enterprises, Inc. *           7,174          48,281
Harman International Industries,
  Inc.                                  5,700         475,608
Marine Products Corp.                   3,820          37,130
                                                  ---------------
                                                    2,628,005

DRUGS & PHARMACEUTICALS 1.4%
-----------------------------------------------------------------
Adolor Corp. *                         23,500         325,945
Advanced Magnetics, Inc. *              5,315         181,241
Alnylam Pharmaceuticals, Inc. *        11,907         171,580
Atherogenics, Inc. *                    9,900         130,383
AVANIR Pharmaceuticals, Class A
  *                                       490           3,391
Bioenvision, Inc. *                    29,700         163,647
Connetics Corp. *                         200           2,180

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Cytokinetics, Inc. *                   10,940          70,344
Dendreon Corp. *                       19,600          87,612
DepoMed, Inc. *                           100             408
EPIX Pharmaceuticals, Inc. *            4,533          18,767
ImmunoGen, Inc. *                       6,212          21,990
Indevus Pharmaceuticals, Inc. *        15,500          91,760
Inspire Pharmaceuticals, Inc. *        16,700          85,003
Martek Biosciences Corp. *              8,370         180,039
Medicis Pharmaceutical Corp.,
  Class A                               6,600         213,510
MGI Pharma, Inc. *                      1,513          26,039
Myogen, Inc. *                             50           1,754
Nektar Therapeutics *                   4,618          66,545
Neose Technologies, Inc. *              9,100          18,018
Neurogen Corp. *                       19,200         129,408
New River Pharmaceuticals, Inc.
  *                                     9,100         234,143
NitroMed, Inc. *                        5,700          18,069
NPS Pharmacuticals, Inc. *             25,300          96,393
Panacos Pharmaceuticals, Inc. *         2,000           9,920
PDL BioPharma, Inc. *                   2,200          42,240
Penwest Pharmaceuticals Co. *          16,735         278,638
Pharmacyclics, Inc. *                   8,171          39,711
Pharmion Corp. *                        2,100          45,255
POZEN, Inc. *                          24,090         309,797
SciClone Pharmaceuticals, Inc. *       25,500          59,160
The Medicines Co. *                     8,010         180,706
Xenoport, Inc. *                       13,400         272,481
ZymoGenetics, Inc. *                   31,927         538,608
                                                  ---------------
                                                    4,114,685

ELECTRIC UTILITIES 3.0%
-----------------------------------------------------------------
CenterPoint Energy, Inc.              172,100       2,464,472
CMS Energy Corp. *                    166,900       2,410,036
Dynegy, Inc. *                        277,200       1,535,688
Reliant Energy, Inc. *                186,260       2,292,861
                                                  ---------------
                                                    8,703,057

FINANCIAL INVESTMENTS 0.4%
-----------------------------------------------------------------
Acacia Research Corp. *                 8,300          94,205
Digital Theater Systems, Inc. *           197           4,173
Dolby Laboratories Inc., Class A
  *                                    24,100         478,385
Marlin Business Services, Inc. *       11,518         240,726
TAL International Group, Inc.           4,830         102,444
Williams Scotsman International,
  Inc. *                                6,286         134,269
Winmark Corp. *                           116           2,749
                                                  ---------------
                                                    1,056,951

FOREST PRODUCTS & PAPER 2.7%
-----------------------------------------------------------------
Bowater, Inc.                          41,750         858,798
Deltic Timber Corp.                       190           9,055
Graphic Packaging Corp. *              26,600          97,356
Louisiana-Pacific Corp.                89,100       1,672,407
Neenah Paper, Inc.                      6,570         224,891
Pope & Talbot, Inc. *                  14,600          83,950
Potlatch Corp.                         21,400         793,940
Rayonier, Inc.                         56,700       2,143,260
Smurfit-Stone Container Corp. *       164,428       1,841,594
                                                  ---------------
                                                    7,725,251

See the accompanying notes to the financial statements.
                                            Laudus Trust Semiannual Report   127

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
FURNITURE & HOUSEHOLD ITEMS 0.9%
-----------------------------------------------------------------
Bally Technologies, Inc. *             46,400         816,640
Constar International, Inc. *           4,800          28,656
Fiberstars, Inc. *                      5,270          37,733
Kinetic Concepts, Inc. *               40,900       1,286,714
Progressive Gaming International
  Corp. *                              30,400         249,280
Russ Berrie & Co., Inc. *              11,390         173,584
Virco Manufacturing Corp. *            10,700          52,216
                                                  ---------------
                                                    2,644,823

GAS & OTHER PUBLIC UTILITIES 0.5%
-----------------------------------------------------------------
Waste Connections, Inc. *              41,000       1,554,310

GOVERNMENT AIRCRAFT & DEFENSE 0.6%
-----------------------------------------------------------------
FLIR Systems, Inc. *                   52,100       1,415,036
Innovative Solutions & Support,
  Inc. *                               11,726         170,379
Sturm, Ruger & Co., Inc. *              7,320          56,657
                                                  ---------------
                                                    1,642,072

HEALTH CARE & HOSPITAL 1.2%
-----------------------------------------------------------------
Alliance Imaging, Inc. *               16,930         132,223
AMERIGROUP Corp. *                     16,930         500,281
Apria Healthcare Group, Inc. *          2,700          53,298
Array BioPharma, Inc. *                38,000         323,760
Dialysis Corp. of America *               863          11,521
Enzo Biochem, Inc. *                   23,600         287,684
LifePoint Hospitals, Inc. *            32,400       1,144,368
Tenet Healthcare Corp. *               81,700         665,038
United Surgical Partners
  International, Inc. *                12,443         308,960
VistaCare, Inc., Class A *              7,500          78,000
                                                  ---------------
                                                    3,505,133

INFORMATION & SERVICES 4.4%
-----------------------------------------------------------------
Arbinet-thexchange, Inc. *              2,900          15,138
Arbitron, Inc.                         26,200         969,662
Arena Pharmaceuticals, Inc. *          10,900         130,582
Asset Acceptance Capital Corp. *        2,360          38,350
Career Education Corp. *               86,600       1,948,500
ChoicePoint, Inc. *                    50,300       1,800,740
Clark, Inc.                             7,240          81,595
Corinthian Colleges, Inc. *            60,548         654,524
deCODE genetics, Inc. *                43,200         237,600
DeVry, Inc. *                          45,790         973,953
Diamond Management & Technology
  Consultants, Inc. *                   4,538          50,553
Evergreen Energy, Inc. *               50,860         534,539
Exelixis, Inc. *                       70,300         612,313
Horizon Health Corp. *                     66           1,008
Intersections, Inc. *                   2,900          26,767
INVESTools, Inc. *                         11             117
Iron Mountain, Inc. *                   6,320         271,381
Jupitermedia Corp. *                   19,300         167,138
Maxygen, Inc. *                        12,050         100,135
Nuvelo, Inc. *                         42,738         779,541
Rentech, Inc. *                        77,700         359,751
Senomyx, Inc. *                        18,750         288,188
Strayer Education, Inc.                12,200       1,320,162
Syntroleum Corp. *                     11,500          55,085

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
The Advisory Board Co. *               14,291         721,981
Universal Technical Institute,
  Inc. *                               18,770         335,795
UTI Worldwide, Inc.                     6,400         179,008
                                                  ---------------
                                                   12,654,106

INSTRUMENTS 3.8%
-----------------------------------------------------------------
Adeza Biomedical Corp. *                1,600          26,256
Align Technology, Inc. *               41,100         467,718
ATS Medical, Inc. *                       500           1,180
Bausch & Lomb, Inc.                    38,720       1,941,034
Caliper Life Sciences, Inc. *           2,700          13,176
CAS Medical Systems, Inc. *               900           6,813
Catapult Communications Corp. *         9,000          75,240
Cepheid, Inc. *                        45,119         325,759
Clinical Data, Inc. *                      81           1,133
Conmed Corp. *                          6,800         143,548
Conor Medsystems, Inc. *                8,000         188,560
Cutera, Inc. *                         12,400         329,716
Cyberonics, Inc. *                     17,700         310,281
Daxor Corp. *                             200           3,310
Dexcom, Inc. *                          6,059          67,437
Dionex Corp. *                          8,471         431,513
Endologix, Inc. *                      28,030         112,400
I-Flow Corp. *                         15,691         188,606
IntraLase Corp. *                       3,200          63,072
Intuitive Surgical, Inc. *             14,900       1,571,205
Kyphon, Inc. *                          3,290         123,112
LoJack Corp. *                         16,845         329,993
Luminex Corp. *                        14,120         257,408
Measurement Specialties, Inc. *        10,793         201,289
Merit Medical Systems, Inc. *          14,335         194,669
NMT Medical, Inc. *                     8,260         127,617
North American Scientific, Inc.
  *                                     2,380           3,022
OraSure Technologies, Inc. *           40,700         327,228
Osteotech, Inc. *                          13              53
RAE Systems, Inc. *                     9,600          29,280
Regeneration Technologies, Inc.
  *                                    15,730         110,425
Sirona Dental Systems, Inc. *          14,240         468,923
STAAR Surgical Co. *                    8,486          63,815
Synergetics USA, Inc. *                 7,510          33,495
ThermoGenesis Corp. *                  28,700         111,069
Waters Corp. *                         45,900       2,078,352
Wright Medical Group, Inc. *            7,900         191,575
                                                  ---------------
                                                   10,919,282

INSURANCE 2.5%
-----------------------------------------------------------------
Aspen Insurance Holdings Ltd.          38,940       1,005,820
Endurance Specialty Holdings
  Ltd.                                  3,120         110,011
Everest Re Group Ltd.                  10,300       1,004,559
IPC Holdings Ltd.                      48,040       1,461,377
Transatlantic Holdings, Inc.              300          18,123
United Fire & Casualty Co.                331          10,360
White Mountains Insurance Group
  Ltd.                                  4,600       2,286,016
Willis Group Holdings Ltd.             36,570       1,389,660
                                                  ---------------
                                                    7,285,926

IT HARDWARE 6.7%
-----------------------------------------------------------------
ADTRAN, Inc.                           36,295         865,273
Altera Corp. *                        142,166       2,613,011

                         See the accompanying notes to the financial statements. 128 Laudus Trust Semiannual Report

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Avaya, Inc. *                         268,800       3,075,072
Bookham, Inc. *                        25,300          81,466
California Micro Devices Corp. *          210           1,071
Comtech Telecommunications Corp.
  *                                     6,557         219,528
Daktronics, Inc.                        5,550         114,829
DDi Corp. *                            19,068         147,586
EFJ, Inc. *                            17,500         129,850
Entegris, Inc. *                      104,498       1,140,073
ESS Technology, Inc. *                  8,591           7,990
Ikanos Communications, Inc. *          14,000         164,780
Intervoice, Inc. *                     38,200         242,188
KLA-Tencor Corp.                       24,278       1,079,643
Leadis Technology, Inc. *              13,400          53,198
Metalink Ltd. *                         2,600          13,520
MoSys, Inc. *                          14,961         100,688
Nanometrics, Inc. *                     2,010          18,592
National Semiconductor Corp.              100           2,353
O2Micro International Ltd.-ADR *       26,910         185,948
Power-One, Inc. *                      61,360         444,246
QLogic Corp. *                        121,100       2,288,790
Rackable Systems, Inc. *               23,968         656,004
Rambus, Inc. *                         75,025       1,308,436
RELM Wireless Corp. *                     360           2,812
Sigmatel, Inc. *                       31,300         146,484
Silicon Image, Inc. *                  75,500         960,360
Staktek Holdings, Inc. *               16,070          96,099
Synaptics, Inc. *                      22,780         555,149
Teradyne, Inc. *                       53,244         700,691
Tessera Technologies, Inc. *           41,900       1,457,282
Universal Display Corp. *               4,800          52,944
Virage Logic Corp. *                    6,200          56,482
Volterra Semiconductor Corp. *          4,021          65,341
Vyyo, Inc. *                            6,500          31,005
                                                  ---------------
                                                   19,078,784

LAND & WATER TRANSPORTATION 1.0%
-----------------------------------------------------------------
Con-way, Inc.                           9,990         447,752
General Maritime Corp.                 14,220         520,168
Kansas City Southern *                  5,240         143,104
Quality Distribution, Inc. *            3,948          58,114
Rural/Metro Corp. *                    24,200         211,266
Sea Containers Ltd., Class A *         21,100          24,687
Sirva, Inc. *                          23,300          61,978
Teekay Shipping Corp.                  34,360       1,412,540
Trailer Bridge, Inc. *                  2,855          22,397
                                                  ---------------
                                                    2,902,006

METAL PRODUCTS & MACHINERY 3.5%
-----------------------------------------------------------------
Actuant Corp., Class A                    300          15,030
American Power Conversion Corp.       111,026       2,438,131
Ball Corp.                             63,900       2,584,755
Blount International, Inc. *           34,600         346,692
Columbus McKinnon Corp. *               9,000         162,270
Donaldson Co., Inc.                    55,200       2,036,880
Environmental Tectonics Corp. *         5,200          31,200
Global Power Equipment Group,
  Inc. *                               25,700          41,120
Lindsay Manufacturing Co.                  60           1,725
Pentair, Inc.                           7,000         183,330
Plug Power, Inc. *                     36,700         149,369

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Ultralife Batteries, Inc. *            12,800         133,248
Zebra Technologies Corp., Class
  A *                                  54,900       1,962,126
                                                  ---------------
                                                   10,085,876

MISCELLANEOUS FINANCE 2.0%
-----------------------------------------------------------------
Calamos Asset Mgmt, Inc.               19,672         576,783
E*TRADE Financial Corp. *              93,860       2,245,131
First Albany Companies, Inc. *             90             378
GAMCO Investors, Inc., Class A          6,100         232,166
Jefferies Group, Inc.                  83,300       2,374,050
Sanders Morris Harris Group,
  Inc.                                 11,653         145,779
Stifel Financial Corp. *                5,600         177,744
Thomas Weisel Partners Group,
  Inc. *                                  500           8,112
Waddell & Reed Financial, Inc.,
  Class A                                  50           1,238
                                                  ---------------
                                                    5,761,381

OIL & COAL RESOURCES 2.7%
-----------------------------------------------------------------
Clayton Williams Energy, Inc. *         5,627         170,498
Delta Petroleum Corp. *                48,000       1,080,960
Double Eagle Petroleum Co. *            3,900          73,710
Edge Petroleum Corp. *                  5,700          93,879
Encore Acquisition Co. *               30,521         742,881
Equitable Resources, Inc.              71,300       2,494,074
FX Energy, Inc. *                      28,700         146,370
Infinity Energy Resources, Inc.
  *                                       350           1,390
MarkWest Hydrocarbon, Inc.              2,976          83,328
Massey Energy Co.                      17,300         362,262
Plains Exploration & Production
  Co. *                                10,090         432,962
Quicksilver Resources, Inc. *          44,300       1,413,170
Warren Resources, Inc. *               42,646         519,428
                                                  ---------------
                                                    7,614,912

OIL DISTRIBUTION 1.1%
-----------------------------------------------------------------
Cheniere Energy, Inc. *                42,400       1,259,704
Kinder Morgan Management, LLC *        46,672       1,970,509
                                                  ---------------
                                                    3,230,213

OIL DRILLING & SERVICES 0.2%
-----------------------------------------------------------------
Parker Drilling Co. *                  97,800         692,424

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 1.8%
-----------------------------------------------------------------
Ampex Corp., Class A *                    580           7,685
Avid Technology, Inc. *                23,600         859,512
Diebold, Inc.                           7,670         333,875
Dot Hill Systems Corp. *               17,500          68,250
Echelon Corp. *                        24,800         203,856
FalconStor Software, Inc. *            11,600          89,204
Immersion Corp. *                      19,650         140,498
Intermec, Inc. *                       11,000         289,960
Mobility Electronics, Inc. *           20,500         113,980
NCR Corp. *                            71,511       2,823,254
VASCO Data Security
  International, Inc. *                 7,280          75,421
                                                  ---------------
                                                    5,005,495

See the accompanying notes to the financial statements.
                                            Laudus Trust Semiannual Report   129

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
PUBLISHING, BROADCASTING & CINEMA 3.8%
-----------------------------------------------------------------
Acco Brands Corp. *                     6,640         147,806
Cadmus Communications Corp.             2,404          35,916
Central European Media
  Enterprises Ltd., Class A *           2,020         135,441
CKX, Inc. *                            20,900         260,205
Dow Jones & Co., Inc.                  11,800         395,772
DreamWorks Animation SKG, Inc.,
  Class A *                            29,800         742,318
Fisher Communications, Inc. *           6,300         261,765
Interpublic Group of Cos., Inc.
  *                                   268,830       2,661,417
New York Times Co., Class A            58,900       1,353,522
Nexstar Broadcasting Group,
  Inc., Class A *                      17,300          68,335
R.H. Donnelley Corp. *                 40,050       2,118,645
Rentrak Corp. *                           100           1,142
Salem Communications Corp.,
  Class A *                                54             611
Sinclair Broadcast Group, Inc.,
  Class A                              36,135         283,660
The E.W. Scripps Co., Class A           6,500         311,545
XM Satellite Radio Holdings,
  Inc., Class A *                     156,034       2,011,278
Young Broadcasting, Inc., Class
  A *                                   6,300          14,490
                                                  ---------------
                                                   10,803,868
REAL ESTATE DEVELOPMENT 1.0%
-----------------------------------------------------------------
CB Richard Ellis Group, Inc.,
  Class A *                               700          17,220
Consolidated-Tomoka Land Co.            4,900         314,433
Forest City Enterprises, Inc.,
  Class A                              40,100       2,177,430
Levitt Corp., Class A                  16,800         197,568
Tejon Ranch Co. *                       4,700         199,421
The St. Joe Co.                         1,000          54,870
Thomas Properties Group, Inc.             600           7,710
                                                  ---------------
                                                    2,968,652

REAL ESTATE INVESTMENT TRUSTS 4.7%
-----------------------------------------------------------------
Alexander's, Inc. *                       100          31,025
Alexandria Real Estate Equities,
  Inc.                                  8,480         795,424
Apartment Investment &
  Management Co., Class A              23,390       1,272,650
BRE Properties, Class A                17,827       1,064,807
Equity Lifestyle Properties,
  Inc.                                    200           9,142
Essex Property Trust, Inc.             16,500       2,003,100
Federal Realty Investment Trust         3,250         241,475
FelCor Lodging Trust, Inc.                 70           1,404
General Growth Properties, Inc.           660          31,449
Glimcher Realty Trust                  29,640         734,479
Global Signal, Inc.                    10,900         551,322
Kilroy Realty Corp.                    13,410       1,010,309
Plum Creek Timber Co., Inc.            54,500       1,855,180
Realty Income Corp.                        20             494
Tanger Factory Outlet Centers,
  Inc.                                 13,110         466,978

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
The Mills Corp.                        34,100         569,811
United Dominion Realty Trust,
  Inc.                                 73,824       2,229,485
Washington Real Estate
  Investment Trust                     12,745         507,251
                                                  ---------------
                                                   13,375,785

RESTAURANTS, HOTELS & THEATERS 2.9%
-----------------------------------------------------------------
Ameristar Casinos, Inc.                21,058         457,169
Applebee's International, Inc.             94           2,022
Buca, Inc. *                           15,800          83,266
CKE Restaurants, Inc.                   1,990          33,273
Domino's Pizza, Inc.                   17,520         449,388
Magna Entertainment Corp., Class
  A *                                  15,200          71,288
Nevada Gold & Casinos, Inc. *          11,200          54,096
OSI Restaurant Partners, Inc.          17,370         550,803
P.F. Chang's China Bistro, Inc.
  *                                    15,300         531,063
Peet's Coffee & Tea, Inc. *             8,570         214,336
Red Robin Gourmet Burgers, Inc.
  *                                    10,556         486,737
Scientific Games Corp., Class A
  *                                    24,322         773,440
Six Flags, Inc. *                      80,790         422,532
Sonic Corp. *                          36,262         819,884
Station Casinos, Inc.                  40,000       2,313,200
Texas Roadhouse, Inc., Class A *       13,918         170,913
The Cheesecake Factory, Inc. *         20,381         554,159
Westwood One, Inc.                     30,444         215,543
                                                  ---------------
                                                    8,203,112

RETAIL 5.7%
-----------------------------------------------------------------
99 Cents Only Stores *                 22,900         270,907
Amazon.com, Inc. *                    104,524       3,357,311
bebe stores, inc.                      20,700         512,946
Celebrate Express, Inc. *               5,900          75,225
Chico's FAS, Inc. *                     9,830         211,640
Collegiate Pacific, Inc.                2,400          23,472
dELiA*s, Inc. *                        21,400         164,780
Design Within Reach, Inc. *             5,000          30,400
Guitar Center, Inc. *                   7,400         330,632
Hot Topic, Inc. *                         300           3,342
New York & Co., Inc. *                  8,800         115,104
Pacific Sunwear of California,
  Inc. *                               65,200         983,216
Pathmark Stores, Inc. *                 4,250          42,287
PETCO Animal Supplies, Inc. *          16,400         469,696
PETsMART, Inc.                         85,266       2,366,131
Pier 1 Imports, Inc. *                 47,990         356,086
PriceSmart, Inc. *                      7,677         115,923
RadioShack Corp.                      117,200       2,261,960
Ross Stores, Inc.                      31,609         803,185
School Specialty, Inc. *               21,000         741,090
SUPERVALU, INC.                         1,100          32,615
The Pep Boys-Manny, Moe & Jack         44,100         566,685
Tiffany & Co.                          64,660       2,146,712
ValueVision Media, Inc., Class A
  *                                    11,800         136,762
Whole Foods Market, Inc.                5,174         307,491
Zumiez, Inc. *                            890          24,030
                                                  ---------------
                                                   16,449,628

                         See the accompanying notes to the financial statements. 130 Laudus Trust Semiannual Report

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
SOAPS & COSMETICS 0.1%
-----------------------------------------------------------------
Chattem, Inc. *                           200           7,024
Tupperware Corp.                        7,060         137,388
                                                  ---------------
                                                      144,412
SOFTWARE 6.0%
-----------------------------------------------------------------
@Road, Inc. *                          57,294         334,597
Activision, Inc. *                    166,611       2,515,826
Aptimus, Inc. *                         5,800          40,600
Astea International, Inc. *             1,500           7,305
Blackboard, Inc. *                     20,400         540,600
Cogent, Inc. *                         34,380         472,037
DealerTrack Holdings, Inc. *            2,302          50,897
Dendrite International, Inc. *         28,700         280,686
Digimarc Corp. *                           59             457
Emageon, Inc. *                        14,000         218,260
Epicor Software Corp. *                43,052         564,412
eResearch Technology, Inc. *           33,400         270,874
F5 Networks, Inc. *                     4,414         237,120
Global Payments, Inc.                   8,400         369,684
Infospace, Inc. *                      27,200         501,568
Internet Capital Group, Inc. *         14,916         140,956
Kanbay International, Inc. *           21,100         433,816
Kronos, Inc. *                         21,400         729,526
Mercury Computer Systems, Inc. *       17,300         205,005
NAVTEQ Corp. *                         74,600       1,947,806
Online Resources Corp. *                8,535         104,554
Open Solutions, Inc. *                 16,687         480,753
Packeteer, Inc. *                          20             172
PlanetOut, Inc. *                      14,500          66,700
ProxyMed, Inc. *                        6,390          29,586
Q-Med, Inc. *                          15,286          78,264
RightNow Technologies, Inc. *           1,160          18,108
Salesforce.com, Inc. *                 38,320       1,374,922
SM&A *                                  5,661          34,589
SRA International, Inc., Class A
  *                                    24,500         736,470
SupportSoft, Inc. *                    12,600          55,062
Take-Two Interactive Software,
  Inc. *                               61,500         876,990

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Unisys Corp. *                         76,800         434,688
Verint Systems, Inc. *                  6,925         208,096
VeriSign, Inc. *                      115,907       2,341,321
Websense, Inc. *                        9,510         205,511
WebSideStory, Inc. *                   17,800         235,138
                                                  ---------------
                                                   17,142,956

TEXTILES & APPAREL 1.9%
-----------------------------------------------------------------
Cintas Corp.                           53,496       2,184,242
Columbia Sportswear Co. *                  95           5,304
K-Swiss, Inc., Class A                     55           1,653
Phoenix Footwear Group, Inc. *          1,780           8,312
Quiksilver, Inc. *                     98,080       1,191,672
Tandy Brands Accessories, Inc.          3,660          38,906
Timberland Co., Class A *              40,800       1,173,816
Under Armour, Inc. *                   18,300         732,366
                                                  ---------------
                                                    5,336,271

WHOLESALE 1.8%
-----------------------------------------------------------------
Audiovox Corp. *                       15,790         219,797
Central European Distribution
  Corp. *                              24,498         573,498
GTSI Corp. *                            9,700          81,674
Nash Finch Co.                         11,500         270,595
Nu Skin Enterprises, Inc., Class
  A                                        20             351
NuCo2, Inc. *                          10,700         287,830
Patterson Cos., Inc. *                 71,100       2,389,671
Pomeroy IT Solutions, Inc. *           11,830          96,769
Spectrum Brands, Inc. *                24,700         208,468
United Natural Foods, Inc. *           33,998       1,053,598
                                                  ---------------
                                                    5,182,251
                                                  ---------------
TOTAL SHORT SALES
  (PROCEEDS $268,743,632)                         260,423,823
-----------------------------------------------------------------
END OF SHORT SALE POSITIONS.

 * Non-income producing security.

ADR - American Depositary Receipt

See the accompanying notes to the financial statements.
                                            Laudus Trust Semiannual Report   131

Financial Statements

Statement of Assets and Liabilities as of 9/30/06 (Unaudited)

                                                                LAUDUS ROSENBERG    LAUDUS ROSENBERG    LAUDUS ROSENBERG
                                                                   U.S. LARGE          U.S. LARGE          U.S. LARGE
                                                                 CAPITALIZATION      CAPITALIZATION      CAPITALIZATION
                                                                      FUND            GROWTH FUND          VALUE FUND
                                                                ----------------    ----------------    ----------------
ASSETS:
Total investments, at cost(1)...............................      $ 91,022,638        $50,149,147          $6,515,843
                                                                  ============        ===========          ==========
Investments, at value(1)....................................      $100,432,519        $53,215,242          $7,292,822
Repurchase agreements, at amortized cost....................           298,000          1,008,000              93,000
                                                                  ------------        -----------          ----------
   Total Investments........................................       100,730,519         54,223,242           7,385,822
                                                                  ------------        -----------          ----------
Deposits with broker and custodian bank for securities sold
short.......................................................                --                 --                  --
Collateral invested for securities on loan..................                --          4,705,436                  --
Cash........................................................               838                985                 908
Foreign currency, at value(2)...............................                --                 --                  --
Unrealized gain on foreign currency contracts...............                --                 --                  --
Dividends and interest receivable...........................            99,812             38,134               8,379
Receivable for fund shares sold.............................           102,847             22,560               3,000
Receivable for investments sold.............................         1,163,349            347,349              16,936
Reclaims receivable.........................................                --                 --                  --
Receivable from Manager.....................................                --                 --               3,582
Prepaid expenses............................................             3,394              2,567              23,616
                                                                  ------------        -----------          ----------
   Total Assets.............................................       102,100,759         59,340,273           7,442,243
                                                                  ------------        -----------          ----------
LIABILITIES:
Securities sold short, proceeds.............................      $         --        $        --          $       --
                                                                  ============        ===========          ==========
Securities sold short.......................................                --                 --                  --
Unrealized loss on foreign currency contracts...............                --                 --                  --
Payable to custodian........................................                --                 --                  --
Payable for fund shares repurchased.........................            33,955             10,122                  --
Payable for cover securities sold short.....................                --                 --                  --
Payable for investments purchased...........................         1,412,621            521,325              37,362
Collateral held for securities on loan......................                --          4,705,436                  --
Accrued expenses and other liabilities:
 Trustee's retirement fee...................................             6,781              1,319                  96
 Dividend payable on securities sold short..................                --                 --                  --
 Manager fees...............................................            59,186             28,183                  --
 Transfer agent fees........................................             2,355              3,231               2,093
 Distribution and shareholder service fees..................             1,467                 --                  --
 Trustee's fees.............................................             5,357              4,328               4,448
 Administration and fund accounting fee.....................             6,557              4,767               4,758
 Other accrued expenses.....................................             2,968                191                  --
                                                                  ------------        -----------          ----------
   Total Liabilities........................................         1,531,247          5,278,902              48,757
                                                                  ------------        -----------          ----------
NET ASSETS..................................................      $100,569,512        $54,061,371          $7,393,486
                                                                  ============        ===========          ==========
NET ASSETS CONSIST OF:
Capital.....................................................      $ 87,836,077        $52,431,060          $6,113,875
Undistributed net investment income/(loss)..................           478,630             92,067             131,996
Accumulated net realized gains/(losses) on investments......         2,546,924         (2,535,851)            277,636
Net unrealized appreciation/(depreciation) on investments...         9,707,881          4,074,095             869,979
                                                                  ------------        -----------          ----------
NET ASSETS..................................................      $100,569,512        $54,061,371          $7,393,486
                                                                  ============        ===========          ==========
INSTITUTIONAL SHARES:
Net Assets..................................................      $ 90,611,544        $52,134,688          $6,951,526
Shares Outstanding..........................................         7,227,218          5,738,693             565,121
Net Asset Value, Offering Price and Redemption Price per
Share.......................................................      $      12.54        $      9.08          $    12.30
                                                                  ============        ===========          ==========
ADVISER SHARES:
Net Assets..................................................      $         --        $        --          $       --
Shares Outstanding..........................................                --                 --                  --
Net Asset Value, Offering Price and Redemption Price per
Share.......................................................      $         --        $        --          $       --
                                                                  ============        ===========          ==========
INVESTOR SHARES:
Net Assets..................................................      $  9,957,968        $ 1,926,683          $  441,960
Shares Outstanding..........................................           794,798            210,844              36,047
Net Asset Value, Offering Price and Redemption Price per
Share.......................................................      $      12.53        $      9.14          $    12.26
                                                                  ============        ===========          ==========

(1) Includes securities on loan for Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Small Capitalization Fund and Laudus Rosenberg International Small Capitalization Fund of $4,497,473, $76,465,628, $95,118,776 and $118,578,967
    respectively.

(2) Foreign currency at cost for Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Discovery Fund, Laudus Rosenberg International Small Capitalization Fund, and Laudus Rosenberg Global Long/Short Equity Fund was $859,583, $791,100, $15,364,228, and $8,511,105,
    respectively.

                         See the accompanying notes to the financial statements. 132 Laudus Trust Semiannual Report

Financial Statements--Statement of Assets and Liabilities continued

                                                                                LAUDUS ROSENBERG   LAUDUS ROSENBERG
                       LAUDUS ROSENBERG                                          INTERNATIONAL      U.S. LARGE/MID
    LAUDUS ROSENBERG      U.S. SMALL      LAUDUS ROSENBERG   LAUDUS ROSENBERG        SMALL          CAPITALIZATION
     U.S. DISCOVERY     CAPITALIZATION     INTERNATIONAL      INTERNATIONAL      CAPITALIZATION       LONG/SHORT
          FUND               FUND           EQUITY FUND       DISCOVERY FUND          FUND           EQUITY FUND
    ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
     $  816,266,634     $  902,980,357      $106,930,202       $49,822,780       $1,335,934,597      $25,746,811
     ==============     ==============      ============       ===========       ==============      ===========
     $  897,254,983     $1,111,671,840      $113,748,700       $50,243,501       $1,488,616,386      $28,301,059
                 --          3,875,000           967,000           852,000           10,413,000          275,163
     --------------     --------------      ------------       -----------       --------------      -----------
        897,254,983      1,115,546,840       114,715,700        51,095,501        1,499,029,386       28,576,222
     --------------     --------------      ------------       -----------       --------------      -----------
                 --                 --                --                --                   --       28,444,112
         78,297,132         97,855,221                --                --          125,044,405               --
                 --                649               341               697                  857               --
                 --                 --           851,886           786,907           15,329,575               --
                 --                 --                --                --                   --               --
            945,606          1,317,186           295,607           136,477            2,965,530           73,657
          1,359,369          1,083,502            49,103            15,118            3,325,082           34,323
         36,885,549         13,723,495           930,130           687,793           23,209,130        1,062,501
                 --                 --            31,508             2,724              501,362               --
                 --                 --                --                --                   --               --
             41,936                 --            14,568            22,307               62,987           15,676
     --------------     --------------      ------------       -----------       --------------      -----------
      1,014,784,575      1,229,526,893       116,888,843        52,747,524        1,669,468,314       58,206,491
     --------------     --------------      ------------       -----------       --------------      -----------
     $           --     $           --      $         --       $        --       $           --      $27,620,468
     ==============     ==============      ============       ===========       ==============      ===========
                 --                 --                --                --                   --       27,572,255
                 --                 --                --                --                   --               --
         29,503,442                 --                --                --                   --               --
          1,771,243          1,386,430            45,849            36,756            1,770,900              660
                 --                 --                --                --                   --               --
          6,388,025         12,457,207           917,050           796,692           22,721,324        1,343,737
         78,297,132         97,855,221                --                --          125,044,405               --
                 --            182,705             4,270               174              112,034            3,520
                 --                 --                --                --                   --           33,651
            620,627            831,686           106,683            35,810            1,192,012           15,936
             26,936             30,716             1,868                --               45,995               --
            101,642            191,575            16,705             6,147              236,788            1,989
             61,581             11,343             4,772             2,656                   --            3,810
                 --             38,825            10,972             1,875               15,436            7,156
             75,710            175,626                --                --               52,941               --
     --------------     --------------      ------------       -----------       --------------      -----------
        116,846,338        113,161,334         1,108,169           880,110          151,191,835       28,982,714
     --------------     --------------      ------------       -----------       --------------      -----------
     $  897,938,237     $1,116,365,559      $115,780,674       $51,867,414       $1,518,276,479      $29,223,777
     ==============     ==============      ============       ===========       ==============      ===========
     $  792,193,480     $  780,614,150      $105,914,974       $50,685,261       $1,193,970,951      $28,214,235
            387,759            (73,716)          934,950           212,009           15,561,166          732,660
         24,368,649        123,258,642         1,156,892          (302,171)         145,697,906       (2,600,742)
         80,988,349        212,566,483         7,773,858         1,272,315          163,046,456        2,877,624
     --------------     --------------      ------------       -----------       --------------      -----------
     $  897,938,237     $1,116,365,559      $115,780,674       $51,867,414       $1,518,276,479      $29,223,777
     ==============     ==============      ============       ===========       ==============      ===========
     $  671,831,642     $  791,862,281      $ 62,244,504       $14,317,578       $  767,532,764      $17,140,622
         37,006,331         60,639,105         5,144,222         1,400,822           36,423,554        1,400,697
     $        18.15     $        13.06      $      12.10       $     10.22       $        21.07      $     12.24
     ==============     ==============      ============       ===========       ==============      ===========
     $           --     $   47,772,777      $         --       $        --       $           --      $        --
                 --          3,712,032                --                --                   --               --
     $           --     $        12.87      $         --       $        --       $           --      $        --
     ==============     ==============      ============       ===========       ==============      ===========
     $  226,106,595     $  276,730,501      $ 53,536,170       $37,549,836       $  750,743,715      $12,083,155
         12,584,655         21,682,923         4,439,077         3,677,423           36,090,688          985,979
     $        17.97     $        12.76      $      12.06       $     10.21       $        20.80      $     12.25
     ==============     ==============      ============       ===========       ==============      ===========


     LAUDUS ROSENBERG    LAUDUS ROSENBERG
     GLOBAL LONG/SHORT   VALUE LONG/SHORT
        EQUITY FUND        EQUITY FUND
     -----------------   ----------------
        $30,644,284        $257,949,742
        ===========        ============
        $33,817,411        $261,707,808
                 --          23,540,594
        -----------        ------------
         33,817,411         285,248,402
        -----------        ------------
         27,108,627         263,241,173
                 --                  --
                 --                  --
          8,383,839                  --
            195,432                  --
            116,875             598,193
            156,000           2,991,275
            899,162           4,679,706
             24,586                  --
                 --                  --
             16,817              20,184
        -----------        ------------
         70,718,749         556,778,933
        -----------        ------------
        $32,807,166        $268,743,632
        ===========        ============
         33,975,634         260,423,823
              3,915                  --
              3,750                  --
            182,125              56,102
                 --                  --
            433,043           9,584,813
                 --                  --
              3,179                  --
             66,421             124,352
             42,909             339,045
                 --               7,485
              1,505              21,083
              4,742              25,784
              1,755               5,770
                 --               7,118
        -----------        ------------
         34,718,978         270,595,375
        -----------        ------------
        $35,999,771        $286,183,558
        ===========        ============
        $34,726,456        $315,287,812
           (103,098)          4,474,419
           (690,971)        (69,197,142)
          2,067,384          35,618,469
        -----------        ------------
        $35,999,771        $286,183,558
        ===========        ============
        $28,122,755        $212,793,446
          2,324,475          19,843,509
        $     12.10        $      10.72
        ===========        ============
        $        --        $         --
                 --                  --
        $        --        $         --
        ===========        ============
        $ 7,877,016        $ 73,390,112
            659,965           6,928,494
        $     11.94        $      10.59
        ===========        ============

See the accompanying notes to the financial statements.
                                            Laudus Trust Semiannual Report   133

Financial Statements

Statement of Operations for the period ended 9/30/06 (Unaudited)

                                                     LAUDUS ROSENBERG    LAUDUS ROSENBERG    LAUDUS ROSENBERG
                                                        U.S. LARGE          U.S. LARGE          U.S. LARGE       LAUDUS ROSENBERG
                                                      CAPITALIZATION      CAPITALIZATION      CAPITALIZATION      U.S. DISCOVERY
                                                           FUND            GROWTH FUND          VALUE FUND             FUND
                                                     ----------------    ----------------    ----------------    ----------------
INVESTMENT INCOME:
  Dividends(1)...................................       $  765,697         $   294,424           $ 76,884          $  5,138,200
  Interest.......................................           35,003              12,659              1,549               294,936
  Securities lending.............................               --               1,532                 --               122,696
                                                        ----------         -----------           --------          ------------
  Total investment income........................          800,700             308,615             78,433             5,555,832
                                                        ----------         -----------           --------          ------------
EXPENSES:
  Manager fees...................................          324,968             184,553             26,436             4,282,772
  Administration fees............................              675                  --                577                    --
  Distribution and shareholder service fees
    (Investor Shares)............................           12,354               2,257                365               352,920
  Service fees (Adviser Shares)..................               --                  --                 --                    --
  Professional fees..............................           22,323              20,023             13,292                60,343
  Custodian fees.................................           16,831               9,043              2,283                37,834
  Fund accounting fees...........................           17,684              20,287             16,962                42,827
  Registration and filing fees...................           13,175              17,823             16,202                63,579
  Sub-accounting fees (Investor Shares)..........            5,335                 968                204               143,989
  Shareholder report fee.........................            5,733               3,329                388                61,360
  Transfer agent fees............................            9,063               8,668              7,434                54,876
  Trustees' fees.................................            2,418               2,587              1,975                 7,703
  Trustee Retirement Plan........................            2,744                 496                 --                16,768
  Recouped by manager............................           19,479                  --                 --                    --
  Dividend expense for securities sold short.....               --                  --                 --                    --
  Other expenses.................................            2,875                  --                506                11,938
                                                        ----------         -----------           --------          ------------
    Total expenses before custody credits and
      waivers/reimbursements.....................          455,657             270,034             86,624             5,136,909
    Less custody credits.........................           (2,456)               (692)                (7)                 (841)
    Less expenses waived/reimbursed by the
      Manager....................................           (9,418)            (23,026)           (51,281)                   --
                                                        ----------         -----------           --------          ------------
    Net expenses.................................          443,783             246,316             35,336             5,136,068
                                                        ----------         -----------           --------          ------------
  NET INVESTMENT INCOME..........................          356,917              62,299             43,097               419,764
                                                        ----------         -----------           --------          ------------
REALIZED AND UNREALIZED GAINS/(LOSSES) ON
  INVESTMENTS
  Net realized gains/(losses) on securities and
    foreign currency transactions................         (117,303)         (1,463,429)           127,316            24,953,013
  Net realized gains/(losses) on securities sold
    short........................................               --                  --                 --                    --
  Change in unrealized
    appreciation/(depreciation) on investments...        1,316,942             611,577             74,551           (81,487,833)
                                                        ----------         -----------           --------          ------------
  NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON
    INVESTMENTS..................................        1,199,639            (851,852)           201,867           (56,534,820)
                                                        ----------         -----------           --------          ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS...       $1,556,556         $  (789,553)          $244,964          $(56,115,056)
                                                        ==========         ===========           ========          ============

(*) For the period May 31, 2006 (commencement of operations) through September
    30, 2006.

(1) Net of foreign withholding tax for Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Discovery Fund, Laudus Rosenberg International Small Capitalization Fund, and Laudus Rosenberg Global Long/ Short Equity Fund was $27, $108,745, $42,191, $1,786,291, and $23,978, respectively.

                         See the accompanying notes to the financial statements. 134 Laudus Trust Semiannual Report

Financial Statements--Statements of Operations continued

                                                             LAUDUS ROSENBERG   LAUDUS ROSENBERG
    LAUDUS ROSENBERG                           LAUDUS         INTERNATIONAL      U.S. LARGE/MID    LAUDUS ROSENBERG
       U.S. SMALL      LAUDUS ROSENBERG      ROSENBURG            SMALL          CAPITALIZATION         GLOBAL
     CAPITALIZATION     INTERNATIONAL      INTERNATIONAL      CAPITALIZATION       LONG/SHORT         LONG/SHORT
          FUND           EQUITY FUND      DISCOVERY FUND*          FUND           EQUITY FUND        EQUITY FUND
    ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
     $   5,921,612        $1,371,261         $  434,172        $ 19,816,595        $  243,951        $   362,388
           239,472            65,024             33,237             383,372           774,957            619,772
           236,975                --                 --             610,296                --                 --
     -------------        ----------         ----------        ------------        ----------        -----------
         6,398,059         1,436,285            467,409          20,810,263         1,018,908            982,160
     -------------        ----------         ----------        ------------        ----------        -----------
         5,288,025           328,969            162,738           7,305,230           159,953            295,449
                --               132                426              50,540               339                274
           367,409            56,129             29,754           1,025,156            16,442             13,687
            60,121                --                 --                  --                --                 --
            84,988             3,863              9,125              93,109            23,478             22,756
            43,744            27,341             38,904             413,006             8,767             11,761
            46,619            27,458              7,780              97,409            17,678             45,995
            32,631            18,237             12,212              93,614            11,368              9,430
           138,859            29,316             10,728             378,344             6,534              4,946
                --             4,899              1,437                  --             2,072              2,396
            64,846            10,196              6,162             117,784            12,379              9,008
            14,272             2,505              2,656              13,968             3,037              2,247
            73,569             1,781                174              35,422             1,404              1,252
                --            92,354                 --                  --             2,499              7,628
                --                --                 --                  --           239,353            329,600
           119,612             1,749                407              28,293                --                897
     -------------        ----------         ----------        ------------        ----------        -----------
         6,334,695           604,929            282,503           9,651,875           505,303            757,326
              (127)             (158)            (3,613)            (12,577)               --                 --
                --           (18,806)           (23,490)                 --           (47,878)           (19,340)
     -------------        ----------         ----------        ------------        ----------        -----------
         6,334,568           585,965            255,400           9,639,298           457,425            737,986
     -------------        ----------         ----------        ------------        ----------        -----------
            63,491           850,320            212,009          11,170,965           561,483            244,174
     -------------        ----------         ----------        ------------        ----------        -----------
        83,756,499         1,304,130           (302,171)         82,908,866          (844,133)         2,049,786
                --                --                 --                  --           703,915         (1,966,974)
      (175,542,872)         (302,995)         1,272,315         (97,939,670)          (91,307)        (1,044,254)
     -------------        ----------         ----------        ------------        ----------        -----------
       (91,786,373)        1,001,135            970,144         (15,030,804)         (231,525)          (961,442)
     -------------        ----------         ----------        ------------        ----------        -----------
     $ (91,722,882)       $1,851,455         $1,182,153        $ (3,859,839)       $  329,958        $  (717,268)
     =============        ==========         ==========        ============        ==========        ===========


     LAUDUS ROSENBERG
          VALUE
        LONG/SHORT
       EQUITY FUND
     ----------------
       $  1,362,797
          6,322,513
                 --
       ------------
          7,685,310
       ------------
          2,016,991
                 --
             86,249
                 --
             34,049
             44,455
             37,419
             29,828
             26,812
             17,543
             30,096
              5,208
              8,293
             24,328
          1,599,140
              3,266
       ------------
          3,963,677
                 --
             (1,307)
       ------------
          3,962,370
       ------------
          3,722,940
       ------------
          7,067,124
        (11,257,014)
          1,551,115
       ------------
         (2,638,775)
       ------------
       $  1,084,165
       ============

See the accompanying notes to the financial statements.
                                            Laudus Trust Semiannual Report   135

Financial Statements

Statement of Changes in Net Assets

                                                                      LAUDUS ROSENBERG                 LAUDUS ROSENBERG
                                                                         U.S. LARGE                       U.S. LARGE
                                                                     CAPITALIZATION FUND          CAPITALIZATION GROWTH FUND
                                                                -----------------------------    ----------------------------
                                                                 SIX MONTHS                       SIX MONTHS
                                                                    ENDED         YEAR ENDED         ENDED        YEAR ENDED
                                                                SEPTEMBER 30,     MARCH 31,      SEPTEMBER 30,     MARCH 31,
                                                                    2006             2006            2006            2006
                                                                -------------    ------------    -------------    -----------
                                                                 (UNAUDITED)                      (UNAUDITED)
OPERATIONS:
  Net investment income/(loss)..............................    $    356,917     $    360,927     $    62,299     $    48,395
  Net realized gains/(losses) from investments..............        (117,303)       4,948,673      (1,463,429)         27,807
  Change in unrealized appreciation/(depreciation) from
    investments.............................................       1,316,942        1,301,859         611,577       2,884,447
                                                                ------------     ------------     -----------     -----------
    Change in net assets resulting from operations..........       1,556,556        6,611,459        (789,553)      2,960,649
                                                                ------------     ------------     -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Institutional Shares....................................              --         (303,600)             --         (22,348)
    Adviser Shares..........................................              --               --              --              --
    Investor Shares.........................................              --          (42,138)             --              --
                                                                ------------     ------------     -----------     -----------
                                                                          --         (345,738)             --         (22,348)
                                                                ------------     ------------     -----------     -----------
  Net realized gains on investments
    Institutional Shares....................................              --       (3,529,019)             --              --
    Adviser Shares..........................................              --               --              --              --
    Investor Shares.........................................              --         (668,587)             --              --
                                                                ------------     ------------     -----------     -----------
                                                                          --       (4,197,606)             --              --
                                                                ------------     ------------     -----------     -----------
  Return of capital
    Institutional Shares....................................              --               --              --              --
    Adviser Shares..........................................              --               --              --              --
    Investor Shares.........................................              --               --              --              --
                                                                ------------     ------------     -----------     -----------
                                                                          --               --              --              --
                                                                ------------     ------------     -----------     -----------
    Change in net assets resulting from distributions.......              --       (4,543,344)             --         (23,348)
                                                                ------------     ------------     -----------     -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued
    Institutional Shares(1).................................      42,634,156       26,291,073      11,765,197      39,279,438
    Adviser Shares..........................................              --               --              --              --
    Investor Shares.........................................       1,765,328        8,190,489         527,041         673,860
                                                                ------------     ------------     -----------     -----------
                                                                  44,399,484       34,481,562      12,292,238      39,953,298
                                                                ------------     ------------     -----------     -----------
  Distributions reinvested
    Institutional Shares....................................              --        3,546,531              --          23,347
    Adviser Shares..........................................              --               --              --              --
    Investor Shares.........................................              --          706,567              --              --
                                                                ------------     ------------     -----------     -----------
                                                                          --        4,253,098              --          23,347
                                                                ------------     ------------     -----------     -----------
  Value of shares redeemed
    Institutional Shares(1).................................      (7,771,655)     (21,993,309)     (3,301,880)     (2,637,973)
    Adviser Shares..........................................              --               --              --              --
    Investor Shares.........................................      (1,936,839)      (1,832,689)       (374,853)       (989,955)
                                                                ------------     ------------     -----------     -----------
                                                                  (9,708,494)     (23,825,998)     (3,676,733)     (3,627,928)
                                                                ------------     ------------     -----------     -----------
    Change in net assets from capital transactions..........      34,690,990       14,908,662       8,615,505      36,348,717
                                                                ------------     ------------     -----------     -----------
Change in net assets........................................      36,247,546       16,976,777       7,825,952      39,286,018
NET ASSETS:
  Beginning of period.......................................      64,321,966       47,345,189      46,235,419       6,949,401
                                                                ------------     ------------     -----------     -----------
  End of period.............................................    $100,569,512     $ 64,321,966     $54,061,371     $46,235,419
                                                                ============     ============     ===========     ===========
Undistributed net investment income/(loss)..................    $    478,630     $    121,713     $    92,067     $    29,768
                                                                ============     ============     ===========     ===========

*  For the period May 2, 2005 (commencement of operations) through March 31,
   2006.

(1) Amounts for the Institutional Shares of the Laudus Rosenberg U.S. Discovery Fund included $37,419,391 for shares redeemed in-kind during the prior year ended March 31, 2006.

                         See the accompanying notes to the financial statements. 136 Laudus Trust Semiannual Report

Financial Statements--Statements of Changes in Net Assets continued

          LAUDUS ROSENBERG
             U.S. LARGE                  LAUDUS ROSENBERG                 LAUDUS ROSENBERG                LAUDUS ROSENBERG
     CAPITALIZATION VALUE FUND          U.S. DISCOVERY FUND        U.S. SMALL CAPITALIZATION FUND     INTERNATIONAL EQUITY FUND
    ----------------------------   -----------------------------   -------------------------------   ---------------------------
     SIX MONTHS                     SIX MONTHS                       SIX MONTHS                       SIX MONTHS
        ENDED       PERIOD ENDED       ENDED        YEAR ENDED         ENDED          YEAR ENDED         ENDED       YEAR ENDED
    SEPTEMBER 30,    MARCH 31,     SEPTEMBER 30,     MARCH 31,     SEPTEMBER 30,      MARCH 31,      SEPTEMBER 30,    MARCH 31,
        2006           2006*           2006            2006             2006             2006            2006           2006
    -------------   ------------   -------------   -------------   --------------   --------------   -------------   -----------
     (UNAUDITED)                    (UNAUDITED)                     (UNAUDITED)                       (UNAUDITED)
     $   43,097      $   99,135    $     419,764   $     194,636   $       63,491   $     (963,291)  $    850,320    $   379,616
        127,316         184,484       24,953,013      11,893,542       83,756,499      129,828,692      1,304,130      2,216,620
         74,551         795,428      (81,487,833)    127,182,922     (175,542,872)      88,529,661       (302,995)     4,491,113
     ----------      ----------    -------------   -------------   --------------   --------------   ------------    -----------
        244,964       1,079,047      (56,115,056)    139,271,100      (91,722,882)     217,395,062      1,851,455      7,087,349
     ----------      ----------    -------------   -------------   --------------   --------------   ------------    -----------
             --         (10,558)              --              --               --               --             --       (199,844)
             --              --               --              --               --               --             --             --
             --              --               --              --               --               --             --       (113,876)
     ----------      ----------    -------------   -------------   --------------   --------------   ------------    -----------
             --         (10,558)              --              --               --               --             --       (313,720)
     ----------      ----------    -------------   -------------   --------------   --------------   ------------    -----------
             --         (33,243)              --      (4,990,426)              --     (112,927,744)            --             --
             --              --               --              --               --       (5,842,269)            --             --
             --            (599)              --      (2,263,795)              --      (38,754,189)            --             --
     ----------      ----------    -------------   -------------   --------------   --------------   ------------    -----------
             --         (33,842)              --      (7,254,221)              --     (157,524,202)            --             --
     ----------      ----------    -------------   -------------   --------------   --------------   ------------    -----------
             --              --               --      (5,003,953)              --               --             --             --
             --              --               --              --               --               --             --             --
             --              --               --      (2,269,931)              --               --             --             --
     ----------      ----------    -------------   -------------   --------------   --------------   ------------    -----------
             --              --               --      (7,273,884)              --               --             --             --
     ----------      ----------    -------------   -------------   --------------   --------------   ------------    -----------
             --         (44,400)              --     (14,528,105)              --     (157,524,202)            --       (313,720)
     ----------      ----------    -------------   -------------   --------------   --------------   ------------    -----------
        173,358       5,730,362       92,947,101     419,607,853       63,222,724      117,465,558     40,527,025      2,808,525
             --              --               --              --        6,781,016       15,001,645             --             --
        291,523         203,857       48,875,246     224,972,095       31,595,840       53,810,720     41,868,848      8,369,324
     ----------      ----------    -------------   -------------   --------------   --------------   ------------    -----------
        464,881       5,934,219      141,822,347     644,579,948      101,599,580      186,277,923     82,395,873     11,177,849
     ----------      ----------    -------------   -------------   --------------   --------------   ------------    -----------
             --          43,801               --       9,736,549               --      105,856,770             --        199,754
             --              --               --              --               --        4,545,331             --             --
             --             599               --       4,524,500               --       32,837,156             --        113,797
     ----------      ----------    -------------   -------------   --------------   --------------   ------------    -----------
             --          44,400               --      14,261,049               --      143,239,257             --        313,551
     ----------      ----------    -------------   -------------   --------------   --------------   ------------    -----------
       (147,370)       (101,212)     (56,118,058)    (97,053,288)    (125,612,335)    (297,001,646)    (1,847,126)    (1,250,508)
             --              --               --              --       (5,253,266)     (12,610,680)            --             --
         (8,374)        (72,669)     (89,535,472)    (43,374,609)     (43,232,807)     (86,444,438)    (7,131,056)    (5,088,188)
     ----------      ----------    -------------   -------------   --------------   --------------   ------------    -----------
       (155,744)       (173,881)    (145,653,530)   (140,427,897)    (174,098,408)    (396,056,764)    (8,978,182)    (6,338,696)
     ----------      ----------    -------------   -------------   --------------   --------------   ------------    -----------
        309,137       5,804,738       (3,831,183)    518,413,100      (72,498,828)     (66,539,584)    73,417,691      5,152,704
     ----------      ----------    -------------   -------------   --------------   --------------   ------------    -----------
        554,101       6,839,385      (59,946,239)    643,156,095     (164,221,710)      (6,668,724)    75,269,146     11,926,333
      6,839,385              --      957,884,476     314,728,381    1,280,587,269    1,287,255,993     40,511,528     28,585,195
     ----------      ----------    -------------   -------------   --------------   --------------   ------------    -----------
     $7,393,486      $6,839,385    $ 897,938,237   $ 957,884,476   $1,116,365,559   $1,280,587,269   $115,780,674    $40,511,528
     ==========      ==========    =============   =============   ==============   ==============   ============    ===========
     $  131,996      $   88,899    $     387,759   $     (32,005)  $      (73,716)  $     (137,207)  $    934,950    $    84,630
     ==========      ==========    =============   =============   ==============   ==============   ============    ===========

See the accompanying notes to the financial statements.
                                            Laudus Trust Semiannual Report   137

Financial Statements

Statement of Changes in Net Assets continued

                                                                LAUDUS ROSENBERG             LAUDUS ROSENBERG
                                                                 INTERNATIONAL             INTERNATIONAL SMALL
                                                                 DISCOVERY FUND            CAPITALIZATION FUND
                                                                ----------------    ----------------------------------
                                                                  PERIOD ENDED      SIX MONTHS ENDED      YEAR ENDED
                                                                 SEPTEMBER 30,       SEPTEMBER 30,        MARCH 31,
                                                                     2006*                2006               2006
                                                                ----------------    ----------------    --------------
                                                                  (UNAUDITED)         (UNAUDITED)
OPERATIONS:
  Net investment income.....................................      $    212,009       $   11,170,965     $    5,554,481
  Net realized gains/(losses) from investments..............          (302,171)          82,908,866        102,872,084
  Change in unrealized appreciation/(depreciation) from
    investments.............................................         1,272,315          (97,939,670)        185,695,00
                                                                  ------------       --------------     --------------
    Change in net assets resulting from operations..........         1,182,153           (3,859,839)       294,121,568
                                                                  ------------       --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Institutional Shares....................................                --                   --         (1,827,823)
    Adviser Shares..........................................                --                   --                 --
    Investor Shares.........................................                --                   --         (1,346,742)
                                                                  ------------       --------------     --------------
                                                                            --                   --         (3,174,565)
                                                                  ------------       --------------     --------------
  Net realized gains on investments
    Institutional Shares....................................                --                   --        (20,302,476)
    Adviser Shares..........................................                --                   --                 --
    Investor Shares.........................................                --                   --        (31,601,336)
                                                                  ------------       --------------     --------------
                                                                            --                   --        (51,903,812)
                                                                  ------------       --------------     --------------
  Return of capital
    Institutional Shares....................................                --                   --                 --
    Adviser Shares..........................................                --                   --                 --
    Investor Shares.........................................                --                   --                 --
                                                                  ------------       --------------     --------------
                                                                            --                   --                 --
                                                                  ------------       --------------     --------------
    Change in net assets resulting from distributions.......                --                   --        (55,078,377)
                                                                  ------------       --------------     --------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued
    Institutional Shares....................................        14,976,035          220,845,232        426,872,058
    Adviser Shares..........................................                --                   --                 --
    Investor Shares.........................................        41,278,688          109,133,624        492,233,451
                                                                  ------------       --------------     --------------
                                                                    56,254,723          329,978,856        919,105,509
                                                                  ------------       --------------     --------------
  Distributions reinvested
    Institutional Shares....................................                --                   --         21,387,217
    Adviser Shares..........................................                --                   --                 --
    Investor Shares.........................................                --                   --         31,911,673
                                                                  ------------       --------------     --------------
                                                                            --                   --         53,298,890
                                                                  ------------       --------------     --------------
  Value of shares redeemed
    Institutional Shares....................................          (991,488)        (149,988,469)      (123,787,707)
    Adviser Shares..........................................                --                   --                 --
    Investor Shares.........................................        (4,577,974)        (160,257,956)      (211,668,183)
                                                                  ------------       --------------     --------------
                                                                    (5,569,462)        (310,246,425)      (335,455,890)
                                                                  ------------       --------------     --------------
    Change in net assets from capital transactions..........        50,685,261           19,732,431        636,948,509
                                                                  ------------       --------------     --------------
Change in net assets........................................        51,867,414           15,872,592        875,991,700
NET ASSETS:
  Beginning of period.......................................                --        1,502,403,887        626,412,187
                                                                  ------------       --------------     --------------
  End of period.............................................      $ 51,867,414       $1,518,276,479     $1,502,403,887
                                                                  ============       ==============     ==============
Undistributed net investment income/(loss)..................      $    212,009       $   15,561,166     $    4,390,201
                                                                  ============       ==============     ==============

* For the period May 31, 2006 (commencement of operations) through September 30, 2006.

                         See the accompanying notes to the financial statements. 138 Laudus Trust Semiannual Report

Financial Statements--Statements of Changes in Net Assets continued

           LAUDUS ROSENBERG
     U.S. LARGE/MID CAPITALIZATION           LAUDUS ROSENBERG                 LAUDUS ROSENBERG
        LONG/SHORT EQUITY FUND        GLOBAL LONG/SHORT EQUITY FUND     VALUE LONG/SHORT EQUITY FUND
    -------------------------------   ------------------------------   -------------------------------
    SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED   YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED
     SEPTEMBER 30,      MARCH 31,      SEPTEMBER 30,      MARCH 31,     SEPTEMBER 30,      MARCH 31,
          2006             2006             2006            2006             2006             2006
    ----------------   ------------   ----------------   -----------   ----------------   ------------
      (UNAUDITED)                       (UNAUDITED)                      (UNAUDITED)
      $    561,483     $    557,508     $    244,174     $    90,873     $  3,722,940     $  2,691,459
          (140,218)       2,128,670           82,812       1,626,336       (4,189,890)      (4,800,032)
           (91,307)      (1,069,485)      (1,044,254)        108,253        1,551,115        7,375,303
      ------------     ------------     ------------     -----------     ------------     ------------
           329,958        1,616,693         (717,268)      1,825,462        1,084,165        5,266,730
      ------------     ------------     ------------     -----------     ------------     ------------
                --         (251,087)              --        (200,738)              --       (1,577,788)
                --               --               --              --               --               --
                --         (135,244)              --         (69,731)              --         (362,192)
      ------------     ------------     ------------     -----------     ------------     ------------
                           (386,331)              --        (270,469)              --       (1,939,980)
      ------------     ------------     ------------     -----------     ------------     ------------
                --               --               --              --               --               --
                --               --               --              --               --               --
                --               --               --              --               --               --
      ------------     ------------     ------------     -----------     ------------     ------------
                --               --               --              --               --               --
      ------------     ------------     ------------     -----------     ------------     ------------
                --               --               --              --               --               --
                --               --               --              --               --               --
                --               --               --              --               --               --
      ------------     ------------     ------------     -----------     ------------     ------------
                --               --               --              --               --               --
      ------------     ------------     ------------     -----------     ------------     ------------
                --         (386,331)              --        (270,469)              --       (1,939,980)
      ------------     ------------     ------------     -----------     ------------     ------------
         3,066,010        9,306,425        5,271,673      14,201,601       44,139,906      111,120,458
                --               --               --              --               --               --
         5,130,004        7,010,365        2,560,286       9,096,950       18,271,954       45,167,332
      ------------     ------------     ------------     -----------     ------------     ------------
         8,196,014       16,316,790        7,831,959      23,298,551       62,411,860      156,287,790
      ------------     ------------     ------------     -----------     ------------     ------------
                --          251,087               --         200,606               --        1,550,181
                --               --               --              --               --               --
                --          133,900               --          69,446               --          342,604
      ------------     ------------     ------------     -----------     ------------     ------------
                --          384,987               --         270,052               --        1,892,785
      ------------     ------------     ------------     -----------     ------------     ------------
        (5,663,039)      (3,189,183)      (4,922,995)     (2,435,287)     (21,612,750)     (28,990,015)
                --               --               --              --               --               --
        (4,906,948)      (8,611,151)      (5,330,360)     (4,783,293)      (7,989,768)     (18,131,133)
      ------------     ------------     ------------     -----------     ------------     ------------
       (10,569,987)     (11,800,334)     (10,253,355)     (7,218,580)     (29,602,518)     (47,121,148)
      ------------     ------------     ------------     -----------     ------------     ------------
        (2,373,973)       4,901,443       (2,421,396)     16,350,023       32,809,342      111,059,427
      ------------     ------------     ------------     -----------     ------------     ------------
        (2,044,015)       6,131,805       (3,138,664)     17,905,016       33,893,507      114,386,177
        31,267,792       25,135,987       39,138,435      21,233,419      252,290,051      137,903,874
      ------------     ------------     ------------     -----------     ------------     ------------
      $ 29,223,777     $ 31,267,792     $ 35,999,771     $39,138,435     $286,183,558     $252,290,051
      ============     ============     ============     ===========     ============     ============
      $    732,660     $    171,177     $   (103,098)    $  (347,272)    $  4,474,419     $    751,479
      ============     ============     ============     ===========     ============     ============

See the accompanying notes to the financial statements.
                                            Laudus Trust Semiannual Report   139

Financial Statements

Statement of Changes in Net Assets continued

                                           LAUDUS ROSENBERG                  LAUDUS ROSENBERG
                                              U.S. LARGE                U.S. LARGE CAPITALIZATION
                                         CAPITALIZATION FUND                   GROWTH FUND
                                    ------------------------------    ------------------------------
                                    SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED
                                     SEPTEMBER 30,      MARCH 31,      SEPTEMBER 30,      MARCH 31,
                                          2006             2006             2006             2006
                                    ----------------    ----------    ----------------    ----------
                                      (UNAUDITED)                       (UNAUDITED)
SHARES SOLD:
  Institutional.................       3,469,949        2,130,792        1,319,351        4,453,595
  Adviser.......................              --               --               --               --
  Investor......................         144,162          666,482           58,781           74,734
                                       ---------        ----------       ---------        ---------
                                       3,614,111        2,797,274        1,378,132        4,528,329
                                       ---------        ----------       ---------        ---------
ISSUED UPON REINVESTMENT OF
  DISTRIBUTIONS:
  Institutional.................              --          296,038               --            2,583
  Adviser.......................              --               --               --               --
  Investor......................              --           58,881               --               --
                                       ---------        ----------       ---------        ---------
                                              --          354,919               --            2,583
                                       ---------        ----------       ---------        ---------
SHARES REDEEMED:
  Institutional(1)..............        (638,982)       (1,810,387)       (377,366)        (285,643)
  Adviser.......................              --               --               --               --
  Investor......................        (160,548)        (150,073)         (41,913)        (113,020)
                                       ---------        ----------       ---------        ---------
                                        (799,530)       (1,960,460)       (419,279)        (398,663)
                                       ---------        ----------       ---------        ---------
CHANGE IN SHARES:
  Institutional.................       2,830,967          616,443          941,985        4,170,535
  Adviser.......................              --               --               --               --
  Investor......................         (16,386)         575,290           16,868          (38,286)
                                       ---------        ----------       ---------        ---------
                                       2,814,581        1,191,733          958,853        4,132,249
                                       =========        ==========       =========        =========

                                          LAUDUS ROSENBERG
                                     U.S. LARGE CAPITALIZATION
                                             VALUE FUND
                                  --------------------------------
                                  SIX MONTHS ENDED    PERIOD ENDED
                                   SEPTEMBER 30,       MARCH 31,
                                        2006             2006*
                                  ----------------    ------------
                                    (UNAUDITED)
SHARES SOLD:
  Institutional.................       14,576           568,445
  Adviser.......................           --                --
  Investor......................       24,497            18,680
                                      -------           -------
                                       39,073           587,125
                                      -------           -------
ISSUED UPON REINVESTMENT OF
  DISTRIBUTIONS:
  Institutional.................           --             3,900
  Adviser.......................           --                --
  Investor......................           --                53
                                      -------           -------
                                           --             3,953
                                      -------           -------
SHARES REDEEMED:
  Institutional(1)..............      (12,226)           (9,574)
  Adviser.......................           --                --
  Investor......................         (693)           (6,490)
                                      -------           -------
                                      (12,919)          (16,064)
                                      -------           -------
CHANGE IN SHARES:
  Institutional.................        2,350           562,771
  Adviser.......................           --                --
  Investor......................       23,804            12,243
                                      -------           -------
                                       26,154           575,014
                                      =======           =======

 * For the period May 2, 2005 (commencement of operations) through March 31,
   2006.
** For the period May 31 2006 (commencement of operations) through September 30,
   2006.
(1) Amounts for the Institutional Shares of the Laudus Rosenberg U.S. Discovery Fund included 2,459,060 for shares redeemed in-kind during the prior year ended March 31, 2006.
                         See the accompanying notes to the financial statements. 140 Laudus Trust Semiannual Report

Financial Statements--Statements of Changes in Net Assets continued

                                                                                                     LAUDUS ROSENBERG
          LAUDUS ROSENBERG                 LAUDUS ROSENBERG                LAUDUS ROSENBERG           INTERNATIONAL
         U.S. DISCOVERY FUND        U.S. SMALL CAPITALIZATION FUND     INTERNATIONAL EQUITY FUND      DISCOVERY FUND
    -----------------------------   ------------------------------   -----------------------------   ----------------
    SIX MONTHS ENDED   YEAR ENDED   SIX MONTHS ENDED   YEAR ENDED    SIX MONTHS ENDED   YEAR ENDED     PERIOD ENDED
     SEPTEMBER 30,     MARCH 31,     SEPTEMBER 30,      MARCH 31,     SEPTEMBER 30,     MARCH 31,     SEPTEMBER 30,
          2006            2006            2006            2006             2006            2006           2006**
    ----------------   ----------   ----------------   -----------   ----------------   ----------   ----------------
      (UNAUDITED)                     (UNAUDITED)                      (UNAUDITED)                     (UNAUDITED)
        5,024,146      24,316,701       4,788,129        8,625,498      3,460,343         267,947       1,502,285
               --              --         517,131        1,104,116             --              --              --
        2,626,431      13,483,409       2,426,684        4,038,568      3,452,179         789,417       4,143,400
       ----------      ----------     -----------      -----------      ---------       ---------       ---------
       31,286,577      37,800,110       7,731,944       13,768,182      6,912,522       1,057,364       5,645,685
       ----------      ----------     -----------      -----------      ---------       ---------       ---------
               --         561,184              --        8,328,621             --          18,564              --
               --              --              --          362,178             --              --              --
               --         262,747              --        2,637,523             --          10,586              --
       ----------      ----------     -----------      -----------      ---------       ---------       ---------
               --         823,931              --       11,328,322             --          29,150              --
       ----------      ----------     -----------      -----------      ---------       ---------       ---------
       (3,053,765)     (5,907,480)     (9,454,666)     (21,868,787)      (154,702)       (119,864)       (101,463)
               --              --        (402,747)        (940,102)            --              --
       (4,951,665)     (2,505,790)     (3,381,486)      (6,436,504)      (611,791)       (500,810)       (465,977)
       ----------      ----------     -----------      -----------      ---------       ---------       ---------
       (8,005,430)     (8,413,270)    (13,238,899)     (29,245,393)      (766,493)       (620,674)       (567,441)
       ----------      ----------     -----------      -----------      ---------       ---------       ---------
        1,970,381      18,970,405      (4,666,537)      (4,914,668)     3,305,641         166,647       1,400,822
               --              --         114,384          526,192             --              --              --
       (2,325,234)     11,240,366        (954,802)         239,587      2,840,388         299,193       3,677,423
       ----------      ----------     -----------      -----------      ---------       ---------       ---------
         (354,853)     30,210,771      (5,506,955)      (4,148,889)     6,146,029         465,840       5,078,245
       ==========      ==========     ===========      ===========      =========       =========       =========

See the accompanying notes to the financial statements.
                                            Laudus Trust Semiannual Report   141

Financial Statements

Statement of Changes in Net Assets continued

                                                                       LAUDUS ROSENBERG                   LAUDUS ROSENBERG
                                                                      INTERNATIONAL SMALL          U.S. LARGE/MID CAPITALIZATION
                                                                      CAPITALIZATION FUND              LONG/SHORT EQUITY FUND
                                                                -------------------------------    ------------------------------
                                                                SIX MONTHS ENDED    YEAR ENDED     SIX MONTHS ENDED    YEAR ENDED
                                                                 SEPTEMBER 30,       MARCH 31,      SEPTEMBER 30,      MARCH 31,
                                                                      2006             2006              2006             2006
                                                                ----------------    -----------    ----------------    ----------
                                                                  (UNAUDITED)                        (UNAUDITED)
SHARES SOLD:
  Institutional.............................................       10,573,992        22,977,000         250,493           788,858
  Investor..................................................        5,264,486        27,951,465         417,411           595,036
                                                                  -----------       -----------        --------        ----------
                                                                   15,838,478        50,928,465         667,904         1,383,894
                                                                  -----------       -----------        --------        ----------
ISSUED UPON REINVESTMENT OF DISTRIBUTIONS:
  Institutional.............................................               --         1,162,349              --            21,479
  Investor..................................................               --         1,752,426              --            11,415
                                                                  -----------       -----------        --------        ----------
                                                                           --         2,914,775              --            32,894
                                                                  -----------       -----------        --------        ----------
SHARES REDEEMED:
  Institutional.............................................       (7,436,951)       (6,873,202)       (464,700)         (272,078)
  Investor..................................................       (7,959,112)      (12,177,417)       (401,730)         (754,930)
                                                                  -----------       -----------        --------        ----------
                                                                  (15,396,063)      (19,050,619)       (866,430)       (1,027,008)
                                                                  -----------       -----------        --------        ----------
CHANGE IN SHARES:
  Institutional.............................................        3,137,041        17,266,147        (214,207)          538,259
  Investor..................................................       (2,694,626)       17,526,474          15,681          (148,479)
                                                                  -----------       -----------        --------        ----------
                                                                      442,415        34,792,621        (198,526)          389,780
                                                                  ===========       ===========        ========        ==========

                         See the accompanying notes to the financial statements. 142 Laudus Trust Semiannual Report

Financial Statements--Statements of Changes in Net Assets continued

             LAUDUS ROSENBERG                          LAUDUS ROSENBERG
            GLOBAL LONG/SHORT                          VALUE LONG/SHORT
               EQUITY FUND                               EQUITY FUND
    ----------------------------------        ----------------------------------
    SIX MONTHS ENDED        YEAR ENDED        SIX MONTHS ENDED        YEAR ENDED
     SEPTEMBER 30,          MARCH 31,          SEPTEMBER 30,          MARCH 31,
          2006                 2006                 2006                 2006
    ----------------        ----------        ----------------        ----------
      (UNAUDITED)                               (UNAUDITED)
         427,638            1,182,558             4,083,807           10,562,660
         210,663              769,500             1,698,228            4,340,766
        --------            ---------            ----------           ----------
         638,301            1,952,058             5,782,035           14,903,426
        --------            ---------            ----------           ----------
              --               16,773                    --              147,076
              --                5,875                    --               32,848
        --------            ---------            ----------           ----------
              --               22,648                    --              179,924
        --------            ---------            ----------           ----------
        (401,237)            (204,380)           (1,994,119)          (2,752,771)
        (444,021)            (412,483)             (746,939)          (1,752,709)
        --------            ---------            ----------           ----------
        (845,258)            (616,863)           (2,741,058)          (4,505,480)
        --------            ---------            ----------           ----------
          26,401              994,951             2,089,688            7,956,965
        (233,358)             362,892               951,289            2,620,905
        --------            ---------            ----------           ----------
        (206,957)           1,357,843             3,040,977           10,577,870
        ========            =========            ==========           ==========

See the accompanying notes to the financial statements.
                                            Laudus Trust Semiannual Report   143

Financial Statements

Financial Highlights as of 9/30/06

                                                                            INVESTMENT ACTIVITIES
                                                                 -------------------------------------------
                                                     NET ASSET                    NET REALIZED      TOTAL
                                                      VALUE,          NET        AND UNREALIZED      FROM
                                                     BEGINNING    INVESTMENT     GAINS (LOSSES)   INVESTMENT
                                                     OF PERIOD   INCOME/(LOSS)   ON INVESTMENTS   ACTIVITIES
                                                     ---------   -------------   --------------   ----------
INSTITUTIONAL SHARES
U.S. LARGE CAPITALIZATION FUND
For the period ended September 30, 2006*............  $12.35        $ 0.03           $ 0.16         $ 0.19
For the year ended March 31, 2006...................   11.79          0.10(6)          1.62           1.72
For the year ended March 31, 2005...................   10.92          0.11(6)          0.94           1.05
For the year ended March 31, 2004...................    8.28          0.06(6)          2.62           2.68
June 19, 2002 to March 31, 2003(1)..................   10.00          0.05(6)         (1.73)         (1.68)
U.S. LARGE CAPITALIZATION GROWTH FUND
For the period ended September 30, 2006*............    9.26          0.01            (0.19)         (0.18)
For the year ended March 31, 2006...................    8.07          0.02(6)          1.18           1.20
For the year ended March 31, 2005...................    7.84          0.04(6)          0.23           0.27
For the year ended March 31, 2004...................    5.95          0.06(6)          1.89           1.95
For the year ended March 31, 2003...................    7.77          0.07(6)         (1.83)         (1.76)
For the year ended March 31, 2002...................    7.70          0.06             0.07           0.13
U.S. LARGE CAPITALIZATION VALUE FUND
For the period ended September 30, 2006*............   11.89          0.07(6)          0.34           0.41
May 2, 2005 to March 31, 2006(1)....................   10.00          0.18(6)          1.79           1.97
U.S. DISCOVERY FUND
For the period ended September 30, 2006*............   19.23          0.02            (1.10)         (1.08)
For the year ended March 31, 2006...................   15.96          0.02             3.58           3.60
For the year ended March 31, 2005...................   14.71          0.03(6)          1.44           1.47
For the year ended March 31, 2004...................    9.55          0.06(6)          5.26           5.32
For the year ended March 31, 2003...................   11.10          0.04(6)         (1.57)         (1.53)
September 4, 2001 to March 31, 2002(1)..............   10.00          0.02             1.10           1.12
U.S. SMALL CAPITALIZATION FUND
For the period ended September 30, 2006*............   14.07          0.01            (1.02)         (1.01)
For the year ended March 31, 2006...................   13.50            --(7)          2.43           2.43
For the year ended March 31, 2005...................   13.82          0.03(6)          1.27           1.30
For the year ended March 31, 2004...................    8.98          0.05             5.03           5.08
For the year ended March 31, 2003...................   11.18          0.03(6)         (1.93)         (1.90)
For the year ended March 31, 2002...................    9.57          0.03(6)          2.17           2.20
INTERNATIONAL EQUITY FUND
For the period ended September 30, 2006*............   11.80          0.12(6)          0.18           0.30
For the year ended March 31, 2006...................    9.63          0.14             2.15           2.29
For the year ended March 31, 2005...................    8.46          0.09(6)          1.12           1.21
For the year ended March 31, 2004...................    5.56          0.08(6)          2.90           2.98
For the year ended March 31, 2003...................    7.09          0.08(6)         (1.55)         (1.47)
For the year ended March 31, 2002...................    8.14          0.07(6)         (0.76)         (0.69)
INTERNATIONAL DISCOVERY FUND
May 31, 2006 to September 30, 2006(1)*..............   10.00          0.05             0.17           0.22
INTERNATIONAL SMALL CAPITALIZATION FUND
For the period ended September 30, 2006*............   20.97          0.16            (0.06)          0.10
For the year ended March 31, 2006...................   16.89          0.13             4.95           5.08
For the year ended March 31, 2005...................   13.94          0.08(6)          3.53           3.61
For the year ended March 31, 2004...................    7.92          0.07(6)          6.04           6.11
For the year ended March 31, 2003...................    8.48          0.09(6)         (0.56)         (0.47)
For the year ended March 31, 2002...................    9.13          0.15(6)         (0.61)         (0.46)
U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND
For the period ended September 30, 2006*............   12.08          0.22(6)         (0.06)          0.16
For the year ended March 31, 2006...................   11.44          0.25             0.58           0.83
For the year ended March 31, 2005...................   10.80         (0.01)(6)         0.65           0.64
For the year ended March 31, 2004...................   11.51         (0.06)(6)        (0.65)         (0.71)
For the year ended March 31, 2003...................   10.22            --(6),(7)       1.31          1.31
For the year ended March 31, 2002...................    9.61          0.18(6)          0.69           0.87
GLOBAL LONG/SHORT EQUITY FUND
For the period ended September 30, 2006*............   12.31          0.08            (0.29)         (0.21)
For the year ended March 31, 2006...................   11.62          0.05(6)          0.75           0.80
For the year ended March 31, 2005...................   11.30         (0.12)(6)         0.44          (0.32)
For the year ended March 31, 2004...................   11.87         (0.12)(6)        (0.45)         (0.57)
For the year ended March 31, 2003...................   10.15         (0.03)(6)         1.73           1.70
For the year ended March 31, 2002...................    9.43          0.16             0.96           1.12
VALUE LONG/SHORT EQUITY FUND
For the period ended September 30, 2006*............   10.66          0.14            (0.08)          0.06
For the year ended March 31, 2006...................   10.51          0.16(6)          0.09           0.25
For the year ended March 31, 2005...................    9.87         (0.03)(6)         0.67           0.64
For the year ended March 31, 2004...................   10.48         (0.05)(6)        (0.56)         (0.61)
For the year ended March 31, 2003...................    8.96         (0.02)(6)         1.54           1.52
For the year ended March 31, 2002...................    8.11          0.13(6)          0.94           1.07

                                                         LESS DIVIDENDS FROM
                                                      -------------------------
                                                                        NET
                                                          NET        REALIZED
                                                      INVESTMENT     GAINS ON     RETURN OF     TOTAL
                                                        INCOME      INVESTMENTS    CAPITAL    DIVIDENDS
                                                      -----------   -----------   ---------   ---------
INSTITUTIONAL SHARES
U.S. LARGE CAPITALIZATION FUND
For the period ended September 30, 2006*............    $   --        $   --       $   --      $   --
For the year ended March 31, 2006...................     (0.09)        (1.07)          --       (1.16)
For the year ended March 31, 2005...................     (0.09)        (0.09)          --       (0.18)
For the year ended March 31, 2004...................     (0.04)           --           --       (0.04)
June 19, 2002 to March 31, 2003(1)..................     (0.04)           --           --       (0.04)
U.S. LARGE CAPITALIZATION GROWTH FUND
For the period ended September 30, 2006*............        --            --           --          --
For the year ended March 31, 2006...................     (0.01)           --           --       (0.01)
For the year ended March 31, 2005...................     (0.04)           --           --       (0.04)
For the year ended March 31, 2004...................     (0.06)           --           --       (0.06)
For the year ended March 31, 2003...................     (0.06)           --           --       (0.06)
For the year ended March 31, 2002...................     (0.06)           --           --       (0.06)
U.S. LARGE CAPITALIZATION VALUE FUND
For the period ended September 30, 2006*............        --            --           --          --
May 2, 2005 to March 31, 2006(1)....................     (0.02)        (0.06)          --       (0.08)
U.S. DISCOVERY FUND
For the period ended September 30, 2006*............        --            --           --          --
For the year ended March 31, 2006...................        --         (0.16)       (0.17)      (0.33)
For the year ended March 31, 2005...................     (0.04)        (0.18)          --       (0.22)
For the year ended March 31, 2004...................     (0.04)        (0.12)          --       (0.16)
For the year ended March 31, 2003...................     (0.02)           --           --       (0.02)
September 4, 2001 to March 31, 2002(1)..............     (0.02)           --           --       (0.02)
U.S. SMALL CAPITALIZATION FUND
For the period ended September 30, 2006*............        --            --           --          --
For the year ended March 31, 2006...................        --         (1.86)          --       (1.86)
For the year ended March 31, 2005...................     (0.03)        (1.59)          --       (1.62)
For the year ended March 31, 2004...................     (0.04)        (0.20)          --       (0.24)
For the year ended March 31, 2003...................     (0.03)        (0.27)          --       (0.30)
For the year ended March 31, 2002...................     (0.04)        (0.55)          --       (0.59)
INTERNATIONAL EQUITY FUND
For the period ended September 30, 2006*............        --            --           --          --
For the year ended March 31, 2006...................     (0.12)           --           --       (0.12)
For the year ended March 31, 2005...................     (0.04)           --           --       (0.04)
For the year ended March 31, 2004...................     (0.08)           --           --       (0.08)
For the year ended March 31, 2003...................     (0.07)           --           --       (0.07)
For the year ended March 31, 2002...................     (0.36)           --           --       (0.36)
INTERNATIONAL DISCOVERY FUND
May 31, 2006 to September 30, 2006(1)*..............        --            --           --          --
INTERNATIONAL SMALL CAPITALIZATION FUND
For the period ended September 30, 2006*............        --            --           --          --
For the year ended March 31, 2006...................     (0.08)        (0.92)          --       (1.00)
For the year ended March 31, 2005...................     (0.04)        (0.62)          --       (0.66)
For the year ended March 31, 2004...................     (0.09)           --           --       (0.09)
For the year ended March 31, 2003...................     (0.11)           --           --       (0.11)
For the year ended March 31, 2002...................     (0.19)           --(7)        --       (0.19)
U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND
For the period ended September 30, 2006*............        --            --           --          --
For the year ended March 31, 2006...................     (0.19)           --           --       (0.19)
For the year ended March 31, 2005...................        --            --           --          --
For the year ended March 31, 2004...................        --            --           --          --
For the year ended March 31, 2003...................     (0.03)           --           --       (0.03)
For the year ended March 31, 2002...................     (0.26)           --           --       (0.26)
GLOBAL LONG/SHORT EQUITY FUND
For the period ended September 30, 2006*............        --            --           --          --
For the year ended March 31, 2006...................     (0.11)           --           --       (0.11)
For the year ended March 31, 2005...................        --            --           --          --
For the year ended March 31, 2004...................        --            --           --          --
For the year ended March 31, 2003...................        --            --           --          --
For the year ended March 31, 2002...................     (0.40)           --           --       (0.40)
VALUE LONG/SHORT EQUITY FUND
For the period ended September 30, 2006*............        --            --           --          --
For the year ended March 31, 2006...................     (0.10)           --           --       (0.10)
For the year ended March 31, 2005...................        --            --           --          --
For the year ended March 31, 2004...................        --            --           --          --
For the year ended March 31, 2003...................        --            --           --          --
For the year ended March 31, 2002...................     (0.22)           --           --       (0.22)

 *  Unaudited.
(1) From the commencement of operations.
(2) Not annualized for periods less than one year.
(3) Annualized for periods less than one year.
(4) Includes interest expense and dividend expense on securities sold short.
(5) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(6) Calculated based on the average shares outstanding during the period.
(7) Amount less than $0.005.
(8) Exclusive of nonrecurring account fees, extraordinary expenses, interest expense, and dividends on securities sold short.
(9) The ratios of Expenses before Waivers/Reimbursements and Expenses Net of Waivers/Reimbursements have been adjusted from 3.57% and 2.78%, respectively, to more appropriately reflect expenses incurred for the period.

                         See the accompanying notes to the financial statements. 144 Laudus Trust Semiannual Report

Financial Statements--Financial Highlights continued

                                                                           RATIOS/SUPPLEMENTAL DATA
                                                       -----------------------------------------------------------------
                 NET ASSET               NET ASSETS,    NET INVESTMENT
                  VALUE,                   END OF      INCOME/(LOSS) NET         EXPENSES                EXPENSES
    REDEMPTION    END OF       TOTAL       PERIOD         OF WAIVERS/         BEFORE WAIVERS/         NET OF WAIVERS/
       FEES       PERIOD     RETURN(2)     (000'S)     REIMBURSEMENTS(3)   REIMBURSEMENTS(3),(4)   REIMBURSEMENTS(3),(4)
    ----------   ---------   ---------   -----------   -----------------   ---------------------   ---------------------
      $  --(7)    $12.54        1.54%     $ 90,612            0.86%                1.01%                   0.99%
         --        12.35       14.90        54,296            0.80                 1.14                    1.01
         --        11.79        9.66        44,559            0.96                 1.23                    0.99
         --(7)     10.92       32.33        44,301            0.62                 1.47                    1.00
         --         8.28      (16.78)       14,479            0.80                 2.73                    0.99
         --(7)      9.08       (1.94)       52,134            0.26                 1.08                    0.99
         --         9.26       14.85        44,426            0.27                 1.34                    0.99
         --(7)      8.07        3.42         5,056            0.53                 2.34                    0.99
         --(7)      7.84       32.84         5,006            0.80                 2.59                    0.80
         --         5.95      (22.68)        3,418            1.03                 4.55                    0.75
         --         7.77        1.69         4,297            0.76                 3.81                    0.75
         --(7)     12.30        3.36         6,951            1.24                 2.44                    0.99
         --        11.89       19.83         6,694            1.82                 2.41                    0.49
         --(7)     18.15       (5.62)      671,831            0.20                 0.98                    0.98
         --        19.23       22.80       673,599            0.15                 1.09                    1.09
         --(7)     15.96        9.98       256,444            0.23                 1.20                    1.14
         --(7)     14.71       55.90        98,077            0.49                 1.46                    1.14
         --         9.55      (13.83)       18,589            0.38                 3.71                    1.15
         --        11.10       11.25         2,980            0.38                 9.02                    1.15
         --(7)     13.06       (7.18)      791,862            0.11                 0.98                    0.98
         --        14.07       19.46       918,813            0.02                 1.04                    1.04
         --(7)     13.50        9.36       948,225            0.20                 1.09                    1.09
         --(7)     13.82       56.83       954,275            0.45                 1.13                    1.13
         --         8.98      (17.10)      487,020            0.33                 1.29                    1.15
         --        11.18       23.92       482,205            0.33                 1.29                    1.15
         --(7)     12.10        2.54        62,245            2.09                 1.34                    1.34
         --        11.80       23.86        21,688            1.34                 1.96                    1.34
         --(7)      9.63       14.36        16,094            0.96                 2.69                    1.34
       0.01         8.46       53.81         9,914            1.12                 4.32                    1.35
       0.01         5.56      (20.66)        6,368            1.24                 5.30                    1.35
         --         7.09       (8.36)        7,882            0.94                 4.13                    1.35
         --(7)     10.22        2.51        14,317            1.52                 1.49                    1.35
         --(7)     21.07        0.48       767,533            1.64                 1.10                    1.10
         --        20.97       30.90       698,064            0.85                 1.25                    1.25
         --(7)     16.89       26.52       270,646            0.50                 1.55                    1.49
         --(7)     13.94       77.37        70,382            0.65                 1.94                    1.47
       0.02         7.92       (5.36)       20,562            1.09                 2.60                    1.50
         --         8.48       (4.80)       28,027            1.71                 2.24                    1.50
         --(7)     12.24        1.32        17,141            3.63                 3.01                    2.73
         --        12.08        7.29        19,512            2.50                 3.01                    2.71
         --(7)     11.44        5.93        12,312           (0.13)                3.23                    2.94
         --(7)     10.80       (6.17)       20,404           (0.57)                3.22                    2.82
       0.01        11.51       12.90        26,736            0.01                 3.59                    2.67
         --        10.22        9.20        10,037            1.87                 2.84                    1.95
         --(7)     12.10       (1.71)       28,123            1.33                 3.76                    3.67
         --        12.31        6.91        28,279            0.42                 3.31                    3.06
         --        11.62        2.83        15,140           (1.04)                4.38                    3.82
         --(7)     11.30       (4.80)       12,527           (1.11)                3.69(9)                 2.91(9)
       0.02        11.87       16.95        13,491           (0.28)                4.04                    2.50
         --        10.15       12.21        10,514            1.67                 3.19                    1.93
         --(7)     10.72        0.56       212,793            2.85                 2.86                    2.86
         --        10.66        2.41       189,254            1.51                 2.89                    2.89
         --(7)     10.51        6.48       102,974           (0.28)                3.04                    2.98
         --(7)      9.87       (5.82)       95,541           (0.46)                2.88                    2.77
         --        10.48       16.96        92,356           (0.15)                2.72                    2.42
         --         8.96       13.53        69,629            1.61                 2.49                    2.18

         RATIOS/SUPPLEMENTAL DATA
     ---------------------------------

           EXPENSES          PORTFOLIO
        NET OF WAIVERS/      TURNOVER
     REIMBURSEMENTS(3),(8)    RATE(5)
     ---------------------   ---------
             0.99%             57.81%
             0.99             144.32
             0.99             127.89
             1.00              141.5
             0.99             100.79
             0.99              43.28
             0.99              78.70
             0.99              77.81
             0.80             177.43
             0.75              68.73
             0.75             111.54
             0.99              48.96
             0.49              81.30
             0.98              52.36
             1.09              88.63
             1.14              62.60
             1.14              93.08
             1.15              98.65
             1.15              78.02
             0.98              42.73
             1.04              69.26
             1.09              68.09
             1.13              75.65
             1.15              70.83
             1.15             101.08
             1.34              30.82
             1.34              59.40
             1.34              52.06
             1.35             107.02
             1.35             138.85
             1.35             132.84
             1.35              49.70
             1.10              48.28
             1.25             101.86
             1.49              59.70
             1.47             102.50
             1.50             129.34
             1.50             147.52
             1.24              97.44
             1.24             212.62
             1.24             180.14
             1.25             189.35
             1.25             185.66
             1.25             313.22
             1.99              97.54
             1.99             178.43
             1.99             152.24
             1.81             175.85
             1.50             189.09
             1.50             231.34
             1.67              74.11
             1.74             121.80
             1.74             111.19
             1.75              76.36
             1.74             209.95
             1.75             126.45

See the accompanying notes to the financial statements.
                                            Laudus Trust Semiannual Report   145

Financial Statements

Financial Highlights as of 9/30/06

                                                                             INVESTMENT ACTIVITIES
                                                                  -------------------------------------------
                                                      NET ASSET                    NET REALIZED      TOTAL
                                                       VALUE,          NET        AND UNREALIZED      FROM
                                                      BEGINNING    INVESTMENT     GAINS (LOSSES)   INVESTMENT
                                                      OF PERIOD   INCOME/(LOSS)   ON INVESTMENTS   ACTIVITIES
                                                      ---------   -------------   --------------   ----------
ADVISER SHARES
U.S. SMALL CAPITALIZATION FUND
For the period ended September 30, 2006*.............  $13.88        $(0.01)          $(1.00)        $(1.01)
For the year ended March 31, 2006....................   13.38         (0.02)            2.38           2.36
For the year ended March 31, 2005....................   13.71            --(6),(7)       1.26          1.26
For the year ended March 31, 2004....................    8.91          0.02             5.00           5.02
For the year ended March 31, 2003....................   11.12          0.01(6)         (1.93)         (1.92)
For the year ended March 31, 2002....................    9.53            --(6)          2.17           2.17
INVESTOR SHARES
U.S. LARGE CAPITALIZATION FUND
For the period ended September 30, 2006*.............   12.36          0.04             0.13           0.17
For the year ended March 31, 2006....................   11.81          0.06(6)          1.63           1.69
For the year ended March 31, 2005....................   10.96          0.08(6)          0.93           1.01
For the year ended March 31, 2004....................    8.31          0.02(6)          2.63           2.65
July 31, 2002 to March 31, 2003(1)...................    8.88          0.05(6)         (0.62)         (0.57)
U.S. LARGE CAPITALIZATION GROWTH FUND
For the period ended September 30, 2006*.............    9.33            --(7)         (0.19)         (0.19)
For the year ended March 31, 2006....................    8.15         (0.01)(6)         1.19           1.18
For the year ended March 31, 2005....................    7.92          0.02(6)          0.23           0.25
August 15, 2003 to March 31, 2004(1).................    6.95          0.09(6)          0.92           1.01
U.S. LARGE CAPITALIZATION VALUE FUND
For the period ended September 30, 2006*.............   11.87          0.06(6)          0.33           0.39
May 2, 2005 to March 31, 2006(1).....................   10.00          0.13(6)          1.80           1.93
U.S. DISCOVERY FUND
For the period ended September 30, 2006*.............   19.07         (0.02)           (1.08)         (1.10)
For the year ended March 31, 2006....................   15.88         (0.03)            3.55           3.52
For the year ended March 31, 2005....................   14.66         (0.05)(6)         1.47           1.42
For the year ended March 31, 2004....................    9.53          0.01(6)          5.24           5.25
For the year ended March 31, 2003....................   11.08          0.02(6)         (1.57)         (1.55)
October 3, 2001 to March 31, 2002(1).................    9.38            --             1.72           1.72
U.S. SMALL CAPITALIZATION FUND
For the period ended September 30, 2006*.............   13.77         (0.02)           (0.99)         (1.01)
For the year ended March 31, 2006....................   13.30         (0.04)            2.37           2.33
For the year ended March 31, 2005....................   13.65         (0.02)(6)         1.26           1.24
For the year ended March 31, 2004....................    8.88          0.01             4.98           4.99
For the year ended March 31, 2003....................   11.08            --(6),(7)      (1.92)        (1.92)
For the year ended March 31, 2002....................    9.50            --(6)          2.15           2.15
INTERNATIONAL EQUITY FUND
For the period ended September 30, 2006*.............   11.77          0.13(6)          0.16           0.29
For the year ended March 31, 2006....................    9.61          0.10             2.14           2.24
For the year ended March 31, 2005....................    8.47          0.06(6)          1.11           1.17
For the year ended March 31, 2004....................    5.57          0.03(6)          2.95           2.98
For the year ended March 31, 2003....................    7.05          0.07(6)         (1.54)         (1.47)
For the year ended March 31, 2002....................    8.13          0.05(6)         (0.78)         (0.73)
INTERNATIONAL DISCOVERY FUND
May 31, 2006 to September 30, 2006(1)*...............   10.00          0.04             0.17           0.21
INTERNATIONAL SMALL CAPITALIZATION FUND
For the period ended September 30, 2006*.............   20.74          0.15            (0.09)          0.06
For the year ended March 31, 2006....................   16.73          0.08             4.89           4.97
For the year ended March 31, 2005....................   13.83          0.03(6)          3.51           3.54
For the year ended March 31, 2004....................    7.87          0.03(6)          6.01           6.04
For the year ended March 31, 2003....................    8.43          0.08(6)         (0.57)         (0.49)
For the year ended March 31, 2002....................    9.09          0.07(6)         (0.55)         (0.48)
U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND
For the period ended September 30, 2006*.............   12.12          0.21(6)         (0.08)          0.13
For the year ended March 31, 2006....................   11.46          0.22             0.59           0.81
For the year ended March 31, 2005....................   10.86         (0.04)(6)         0.64           0.60
For the year ended March 31, 2004....................   11.61         (0.10)(6)        (0.65)         (0.75)
For the year ended March 31, 2003....................   10.34         (0.05)(6)         1.33           1.28
For the year ended March 31, 2002....................    9.73          0.10(6)          0.76           0.86
GLOBAL LONG/SHORT EQUITY FUND
For the period ended September 30, 2006*.............   12.16          0.05            (0.27)         (0.22)
For the year ended March 31, 2006....................   11.49          0.01(6)          0.74           0.75
For the year ended March 31, 2005....................   11.21         (0.17)(6)         0.43           0.26
For the year ended March 31, 2004....................   11.81         (0.17)(6)        (0.43)         (0.60)
For the year ended March 31, 2003....................   10.13         (0.09)(6)         1.75           1.66
August 31, 2001 to March 31, 2002(1).................   10.19          0.01(6)          0.32           0.33
VALUE LONG/SHORT EQUITY FUND
For the period ended September 30, 2006*.............   10.55          0.13            (0.09)          0.04
For the year ended March 31, 2006....................   10.41          0.12(6)          0.10           0.22
For the year ended March 31, 2005....................    9.81         (0.06)(6)         0.66           0.60
For the year ended March 31, 2004....................   10.43         (0.09)(6)        (0.53)         (0.62)
For the year ended March 31, 2003....................    8.95         (0.05)(6)         1.53           1.48
For the year ended March 31, 2002....................    8.10          0.09(6)          0.96           1.05

                                                         LESS DIVIDENDS FROM
                                                       ------------------------
                                                                        NET
                                                          NET        REALIZED
                                                       INVESTMENT    GAINS ON     RETURN OF     TOTAL
                                                         INCOME     INVESTMENTS    CAPITAL    DIVIDENDS
                                                       ----------   -----------   ---------   ---------
ADVISER SHARES
U.S. SMALL CAPITALIZATION FUND
For the period ended September 30, 2006*.............    $   --       $   --       $   --      $   --
For the year ended March 31, 2006....................        --        (1.86)          --       (1.86)
For the year ended March 31, 2005....................        --        (1.59)          --       (1.59)
For the year ended March 31, 2004....................     (0.02)       (0.20)          --       (0.22)
For the year ended March 31, 2003....................     (0.02)       (0.27)          --       (0.29)
For the year ended March 31, 2002....................     (0.03)       (0.55)          --       (0.58)
INVESTOR SHARES
U.S. LARGE CAPITALIZATION FUND
For the period ended September 30, 2006*.............        --           --           --          --
For the year ended March 31, 2006....................     (0.07)       (1.07)          --       (1.14)
For the year ended March 31, 2005....................     (0.07)       (0.09)          --       (0.16)
For the year ended March 31, 2004....................        --           --           --          --
July 31, 2002 to March 31, 2003(1)...................        --           --           --          --
U.S. LARGE CAPITALIZATION GROWTH FUND
For the period ended September 30, 2006*.............        --           --           --          --
For the year ended March 31, 2006....................        --           --           --          --
For the year ended March 31, 2005....................     (0.02)          --           --       (0.02)
August 15, 2003 to March 31, 2004(1).................     (0.04)          --           --       (0.04)
U.S. LARGE CAPITALIZATION VALUE FUND
For the period ended September 30, 2006*.............        --           --           --          --
May 2, 2005 to March 31, 2006(1).....................        --        (0.06)          --       (0.06)
U.S. DISCOVERY FUND
For the period ended September 30, 2006*.............        --           --           --          --
For the year ended March 31, 2006....................        --        (0.16)       (0.17)      (0.33)
For the year ended March 31, 2005....................     (0.02)       (0.18)          --       (0.20)
For the year ended March 31, 2004....................        --        (0.12)          --       (0.12)
For the year ended March 31, 2003....................        --           --           --          --
October 3, 2001 to March 31, 2002(1).................     (0.02)          --           --       (0.02)
U.S. SMALL CAPITALIZATION FUND
For the period ended September 30, 2006*.............        --           --           --          --
For the year ended March 31, 2006....................        --        (1.86)          --       (1.86)
For the year ended March 31, 2005....................        --        (1.59)          --       (1.59)
For the year ended March 31, 2004....................     (0.02)       (0.20)          --       (0.22)
For the year ended March 31, 2003....................     (0.01)       (0.27)          --       (0.28)
For the year ended March 31, 2002....................     (0.02)       (0.55)          --       (0.57)
INTERNATIONAL EQUITY FUND
For the period ended September 30, 2006*.............        --           --           --          --
For the year ended March 31, 2006....................     (0.08)          --           --       (0.08)
For the year ended March 31, 2005....................     (0.03)          --           --       (0.03)
For the year ended March 31, 2004....................     (0.08)          --           --       (0.08)
For the year ended March 31, 2003....................     (0.02)          --           --       (0.02)
For the year ended March 31, 2002....................     (0.35)          --           --       (0.35)
INTERNATIONAL DISCOVERY FUND
May 31, 2006 to September 30, 2006(1)*...............        --           --           --          --
INTERNATIONAL SMALL CAPITALIZATION FUND
For the period ended September 30, 2006*.............        --           --           --          --
For the year ended March 31, 2006....................     (0.04)       (0.92)          --       (0.96)
For the year ended March 31, 2005....................     (0.02)       (0.62)          --       (0.64)
For the year ended March 31, 2004....................     (0.08)          --           --       (0.08)
For the year ended March 31, 2003....................     (0.09)          --           --       (0.09)
For the year ended March 31, 2002....................     (0.18)          --(7)        --       (0.18)
U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND
For the period ended September 30, 2006*.............        --           --           --          --
For the year ended March 31, 2006....................     (0.15)          --           --       (0.15)
For the year ended March 31, 2005....................        --           --           --          --
For the year ended March 31, 2004....................        --           --           --          --
For the year ended March 31, 2003....................     (0.02)          --           --       (0.02)
For the year ended March 31, 2002....................     (0.25)          --           --       (0.25)
GLOBAL LONG/SHORT EQUITY FUND
For the period ended September 30, 2006*.............        --           --           --          --
For the year ended March 31, 2006....................     (0.08)          --           --       (0.08)
For the year ended March 31, 2005....................        --           --           --          --
For the year ended March 31, 2004....................        --           --           --          --
For the year ended March 31, 2003....................        --           --           --          --
August 31, 2001 to March 31, 2002(1).................     (0.39)          --           --       (0.39)
VALUE LONG/SHORT EQUITY FUND
For the period ended September 30, 2006*.............        --           --           --          --
For the year ended March 31, 2006....................     (0.08)          --           --       (0.08)
For the year ended March 31, 2005....................        --           --           --          --
For the year ended March 31, 2004....................        --           --           --          --
For the year ended March 31, 2003....................        --           --           --          --
For the year ended March 31, 2002....................     (0.20)          --           --       (0.20)

 *  Unaudited.
(1) From the commencement of operations.
(2) Not annualized for periods less than one year.
(3) Annualized for periods less than one year.
(4) Includes interest expense and dividend expense on securities sold short.
(5) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(6) Calculated based on the average shares outstanding during the period.
(7) Amount less than $0.005.
(8) Exclusive of nonrecurring account fees, extraordinary expenses, interest expense, and dividends on securities sold short.
(9) The ratios of Expenses before Waivers/Reimbursements and Expenses Net of Waivers/Reimbursements have been adjusted from 3.89% and 3.11%, respectively, to more appropriately reflect expenses incurred for the period.

                         See the accompanying notes to the financial statements. 146 Laudus Trust Semiannual Report

Financial Statements--Financial Highlights continued

                                                                    RATIOS/SUPPLEMENTAL DATA
                                         -------------------------------------------------------------------------------
                 NET ASSET               NET ASSETS,    NET INVESTMENT
                  VALUE,                   END OF      INCOME/(LOSS) NET         EXPENSES                EXPENSES
    REDEMPTION    END OF       TOTAL       PERIOD         OF WAIVERS/         BEFORE WAIVERS/         NET OF WAIVERS/
    FEES          PERIOD     RETURN(2)     (000'S)     REIMBURSEMENTS(3)   REIMBURSEMENTS(3),(4)   REIMBURSEMENTS(3),(4)
    ----------   ---------   ---------   -----------   -----------------   ---------------------   ---------------------
      $  --(7)    $12.87       (7.28)%    $ 47,773           (0.13)%                1.23%                  1.23%
         --        13.88       19.09        49,952           (0.24)                 1.32                   1.32
         --(7)     13.38        9.12        41,104           (0.01)                 1.31                   1.31
         --(7)     13.71       56.53        44,059            0.19                  1.40                   1.40
         --         8.91      (17.35)       25,973            0.07                  1.54                   1.40
         --        11.12       23.61        17,695            0.05                  1.53                   1.39
         --(7)     12.53        1.38         9,958            0.57                  1.36                   1.29
         --        12.36       14.57        10,026            0.50                  1.52                   1.34
         --        11.81        9.22         2,786            0.69                  1.58                   1.35
         --(7)     10.96       31.89           590            0.24                  1.51                   1.25
         --         8.31       (6.42)          666            0.87                  3.05                   1.25
         --(7)      9.14       (2.04)        1,927           (0.04)                 1.44                   1.29
         --         9.33       14.48         1,810           (0.12)                 1.91                   1.33
         --(7)      8.15        3.14         1,894            0.21                  2.68                   1.32
         --(7)      7.92       14.50         1,479            1.12                  2.72                   1.11
         --(7)     12.26        3.29           442            0.93                  2.86                   1.29
         --        11.87       19.33           145            1.31                  2.78                   0.96
         --(7)     17.97       (5.77)      226,107           (0.17)                 1.33                   1.33
         --        19.07       22.40       284,285           (0.20)                 1.43                   1.43
         --(7)     15.88        9.70        58,284           (0.30)                 1.55                   1.49
         --(7)     14.66       55.22         2,581            0.04                  1.63                   1.40
         --         9.53      (13.99)          104            0.20                  6.18                   1.40
         --        11.08       18.34            98            0.03                 10.26                   1.40
         --(7)     12.76       (7.33)      276,731           (0.23)                 1.33                   1.33
         --        13.77       18.98       311,822           (0.33)                 1.39                   1.39
         --(7)     13.30        9.00       297,927           (0.15)                 1.43                   1.43
         --(7)     13.65       56.40       272,481            0.11                  1.47                   1.47
         --         8.88      (17.42)      136,293           (0.02)                 1.63                   1.49
         --        11.08       23.50       108,449           (0.05)                 1.65                   1.51
         --(7)     12.06        2.46        53,536            2.28                  1.72                   1.64
         --        11.77       23.41        18,824            1.02                  2.33                   1.72
         --(7)      9.61       13.79        12,491            0.65                  2.96                   1.72
       0.02         8.47       53.61         2,881            0.45                  4.46                   1.59
       0.01         5.57      (20.73)           17            1.06                  5.27                   1.60
         --         7.05       (8.83)           18            0.64                  4.27                   1.60
         --(7)     10.21        2.41        37,550            1.22                  1.83                   1.65
         --(7)     20.80        0.29       750,743            1.32                  1.44                   1.44
         --        20.74       30.48       804,340            0.42                  1.60                   1.60
         --(7)     16.73       26.16       355,766            0.20                  1.88                   1.83
         --(7)     13.83       76.91        82,780            0.28                  2.18                   1.75
       0.02         7.87       (5.53)       16,834            0.99                  2.93                   1.78
         --         8.43       (5.08)        6,334            0.79                  2.67                   1.78
         --(7)     12.25        1.07        12,083            3.33                  3.37                   3.04
         --        12.12        7.09        11,755            2.14                  3.31                   3.02
         --(7)     11.46        5.52        12,824           (0.33)                 3.55                   3.26
         --(7)     10.86       (6.46)        8,693           (0.93)                 3.51                   3.12
       0.01        11.61       12.49        16,251           (0.45)                 3.91                   3.07
         --        10.34        8.96           471            0.99                  3.42                   2.42
         --(7)     11.94       (1.81)        7,877            1.01                  4.06                   3.94
         --        12.16        6.58        10,859            0.10                  3.68                   3.41
       0.02        11.49        2.50         6,094           (1.57)                 4.80                   4.27
         --(7)     11.21       (5.08)        8,533           (1.50)                 4.01(9)                3.23(9)
       0.02        11.81       16.58         9,474           (0.80)                 4.42                   2.92
         --        10.13        3.58             7            0.22                  4.43                   2.34
         --(7)     10.59        0.38        73,390            2.53                  3.19                   3.19
         --        10.55        2.08        63,036            1.17                  3.22                   3.22
         --(7)     10.41        6.12        34,930           (0.55)                 3.37                   3.30
         --(7)      9.81       (5.94)       34,081           (0.90)                 3.18                   3.06
         --        10.43       16.54        38,473           (0.43)                 2.97                   2.69
         --         8.95       13.24         5,355            1.05                  2.79                   2.48

         RATIOS/SUPPLEMENTAL DATA
     ---------------------------------

           EXPENSES          PORTFOLIO
        NET OF WAIVERS/      TURNOVER
     REIMBURSEMENTS(3),(8)    RATE(5)
     ---------------------   ---------
             1.23%             42.73%
             1.32              69.26
             1.31              68.09
             1.40              75.65
             1.40              70.83
             1.39             101.08
             1.29              57.81
             1.33             144.32
             1.35             127.89
             1.25             141.50
             1.25             100.79
             1.29              43.28
             1.33              78.70
             1.32              77.81
             1.39             177.43
             1.29              48.96
             0.96              81.30
             1.33              52.36
             1.43              88.63
             1.49              62.60
             1.40              93.08
             1.40              98.65
             1.40              78.02
             1.33              42.73
             1.39              69.26
             1.43              68.09
             1.47              75.65
             1.49              70.83
             1.51             101.08
             1.64              30.82
             1.72              59.40
             1.72              52.06
             1.59             107.02
             1.60             138.85
             1.60             132.84
             1.65              49.70
             1.44              48.28
             1.60             101.86
             1.83              59.70
             1.75             102.50
             1.78             129.34
             1.78             147.52
             1.54              97.44
             1.59             212.62
             1.61             180.14
             1.55             189.35
             1.54             185.66
             1.56             313.22
             2.29              97.54
             2.29             178.43
             2.34             152.24
             2.14             175.85
             1.80             189.09
             1.75             231.34
             2.00              74.11
             2.06             121.80
             2.06             111.19
             2.05              76.36
             2.02             209.95
             2.04             126.45

See the accompanying notes to the financial statements.
                                            Laudus Trust Semiannual Report   147

Financial Statements

Notes to Financial Statements as of 9/30/06 (Unaudited)

1. ORGANIZATION.

Laudus Trust, (the "Trust") was established as a Massachusetts business trust under the laws of Massachusetts on April 1, 1988. The Trust is an open-end diversified management investment company consisting of twelve portfolios, eleven of which were operational as of September 30, 2006 (individually, a "Fund" and collectively the "Funds");

Laudus Rosenberg U.S. Large Capitalization Fund,
Laudus Rosenberg U.S. Large Capitalization Growth
  Fund,
Laudus Rosenberg U.S. Large Capitalization Value Fund,
Laudus Rosenberg U.S. Discovery Fund,
Laudus Rosenberg U.S. Small Capitalization Fund,
Laudus Rosenberg International Equity Fund,
Laudus Rosenberg International Discovery Fund,
Laudus Rosenberg International Small Capitalization
  Fund,
Laudus Rosenberg U.S. Large/Mid Capitalization
  Long/Short Equity Fund,
Laudus Rosenberg Global Long/Short Equity Fund,
Laudus Rosenberg Value Long/Short Equity Fund.

As of September 30, 2006, the Laudus Rosenberg U.S. Long/Short Equity Fund was not operational. As of October 15, 2004, December 31, 2005 and April 30, 2006 the Laudus Rosenberg U.S. Small Capitalization Fund, the Laudus Rosenberg International Small Capitalization Fund and the Laudus Rosenberg U.S. Discovery Fund, respectively, were closed to new investors. As of May 31, 2006, the Laudus Rosenberg International Discovery Fund commenced operation.

Each Fund is authorized to issue an unlimited number of Institutional Shares and Investor Shares of no par value, and the Laudus Rosenberg U.S. Small Capitalization Fund is also authorized to issue an unlimited number of Adviser Shares of no par value. Each class of shares generally has identical rights and preferences, except that each class is subject to different eligibility conditions, bear different distribution and sub-transfer agent expenses, and has separate voting rights on matters pertaining solely to that class of shares.

Under the Funds' organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

SECURITY VALUATION

Each Fund uses approved pricing services to provide values for its portfolio securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the last sales price that day, or, if there are no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Securities may be fair valued pursuant to procedures approved by the Funds' Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the New York Stock Exchange that materially affect the furnished price. The Funds have engaged a third party fair value service provider to systematically recommend the adjustment of closing market prices of securities traded principally in foreign markets. The Board of Trustees regularly reviews fair value determinations made by the Funds pursuant to the procedures.

Other investment companies are valued at their respective net asset values as determined by those funds, in

 148  Laudus Trust Semiannual Report

Financial Statements--Notes to Financial Statements (Unaudited) continued

accordance with the Investment Company Act of 1940 for a given day.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 157 will have on the Fund's financial statement disclosures.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME

Changes in holdings of portfolio securities are reflected no later than on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income and expenses are recognized on the accrual basis. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date. Interest income is recorded as earned and includes premium amortization and discount accretion.

FOREIGN CURRENCY TRANSACTIONS

The accounting records of the Funds are maintained in U.S. dollars. All monetary items denominated in foreign currencies are translated to U.S. dollars based upon the prevailing exchange rate at the close of each business day. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. Further, the effects of changes in foreign currency exchange rates on investments in securities are not bifurcated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

FORWARD FOREIGN CURRENCY CONTRACTS

Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contractual settlement date. Gains or losses from the purchase or sale of forward foreign currency contracts are recorded as realized on the settlement date.

FOREIGN SECURITIES

The Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Discovery Fund, Laudus Rosenberg International Small Capitalization Fund, and Laudus Rosenberg Global Long/Short Equity Fund pursue their respective objectives by investing in foreign securities. Investments in securities of foreign issuers involve certain risks that are less significant for investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, changes in currency exchange rates or exchange control regulations (including currency blockage). The Funds may be unable to obtain and enforce judgments against foreign entities, and issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. Also, the securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies.

REAL ESTATE INVESTMENT TRUSTS

Several Funds may own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

REPURCHASE AGREEMENTS

In a repurchase agreement, a Fund buys a security from another party (usually a financial institution) with the agreement that the security will be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The Funds' repurchase agreements are collateralized by U.S. Government Securities. All collateral is held by the

                                            Laudus Trust Semiannual Report   149

Financial Statements--Notes to Financial Statements (Unaudited) continued

Funds' Custodian (or, with tri-party agreements, the agent's bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

SHORT SALES

The Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, Laudus Rosenberg Global Long/Short Equity Fund and Laudus Rosenberg Value Long/Short Equity Fund are authorized to engage in short sales. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing the security at its current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The potential for losses associated with short positions is much greater than the original value of the securities sold short and may exceed the market value of securities sold short recorded in the Statement of Assets and Liabilities. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account at the Custodian Bank with cash, U.S. Government Securities and/or securities held long by the portfolio to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the Deposits with Broker and Custodian Bank as shown in the Statement of Assets and Liabilities and the securities held long as shown in the Statement of Portfolio Investments. Interest accrued or dividends paid on Securities Sold Short are recorded as an expense on the Fund's records.

SECURITIES LENDING

Under the Securities Lending Program, securities held by the Laudus Rosenberg U.S. Large Capitalization Growth Fund, the Laudus Rosenberg U.S. Discovery Fund, the Laudus Rosenberg U.S. Small Capitalization Fund and the Laudus Rosenberg International Small Capitalization Fund are loaned by State Street Bank, as agent, to certain brokers (the "Borrowers"). The Borrowers provide cash or U.S. Government securities as collateral against loans in an amount at least equal to 100% of the market value of the loaned securities.

The cash collateral of securities loaned is invested in high quality, short-term investments such as money market funds and U.S. government securities. The investments of collateral are marked-to-market daily and the value of the collateral must be at least 100% of the market value of the loan securities each day.

At September 30, 2006, the following Funds had collateral and loans outstanding of:

                                                   Value of
                                    Value of        Loaned
                                   Collateral     Securities
-------------------------------------------------------------
Laudus Rosenberg U.S. Large
  Capitalization Growth Fund....  $  4,705,436   $  4,497,473
Laudus Rosenberg U.S. Discovery
  Fund..........................    78,297,131     76,465,628
Laudus Rosenberg U.S. Small
  Capitalization Fund...........    97,855,221     95,118,776
Laudus Rosenberg International
  Small Capitalization Fund.....   125,044,405    118,578,967

EXPENSE, INVESTMENT INCOME AND GAIN/LOSS ALLOCATION

Expenses directly attributable to a Fund are charged to that Fund; expenses not directly attributable to a Fund are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis. Expenses specific to a class are charged to that class. Expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets or another reasonable basis. The investment income and expenses of the Fund (other than class specific expenses charged to a class) and realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned, or expenses and realized/unrealized gains and losses are incurred.

DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions are made annually on a tax basis, which may differ from distribution amounts determined under accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, REITs, and wash sales for book and tax purposes.

 150  Laudus Trust Semiannual Report

Financial Statements--Notes to Financial Statements (Unaudited) continued

FEDERAL INCOME TAXES

It is the Funds' policy to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investments companies, and to distribute substantially all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no provisions are made for federal income taxes.

CUSTODY CREDIT

Each fund has an arrangement with its custodian bank under which the fund receives a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts are disclosed in the statement of operations as a reduction to the fund's total expenses.

NEW ACCOUNTING STANDARDS

Financial Accounting Standards Board Interpretation (FIN) No. 48 -- Accounting for Uncertainty in Tax Positions -- An Interpretation of SFAS No. 109, was issued in July 2006 and is effective for fiscal years beginning after December 15, 2006. This Interpretation provides new requirements for the recognition, measurement, and disclosure in the financial statements of a tax position taken or expected to be taken in a tax return when there is uncertainty about whether that tax position will ultimately be sustained. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the funds' financial statements.

3. MANAGEMENT, ADMINISTRATION, FUND ACCOUNTING, DISTRIBUTION AND SHAREHOLDER SERVICE AGREEMENTS.

The Trust's Board of Trustees oversees the general conduct of the Trust and the Funds.

Charles Schwab Investment Management, Inc. ("CSIM" or the "Manager") is the investment adviser of the Funds and manages the Funds' business, subject to the supervision of the Board of Trustees. AXA Rosenberg Investment Management LLC ("AXA Rosenberg"), the Funds' sub-adviser, provides day-to-day portfolio management services to the Funds, subject to the supervision of CSIM.

The Funds pay CSIM an advisory fee for these services on a monthly basis.
CSIM -- and not the Funds -- pays a portion of the advisory fees it receives to AXA Rosenberg in return for its services.

The table below sets forth the advisory fee payable to CSIM by each Fund.

                                           Agreement Rate*
--------------------------------------------------------------
Laudus Rosenberg U.S. Large
  Capitalization Fund..............    1st $1 billion-0.75%
                                       Over $1 billion-0.70%
                                       Over $2 billion-0.675%
Laudus Rosenberg U.S. Large
  Capitalization Growth Fund.......    1st $1 billion-0.75%
                                       Over $1 billion-0.70%
                                       Over $2 billion-0.675%
Laudus Rosenberg U.S. Large
  Capitalization Value Fund........    1st $1 billion-0.75%
                                       Over $1 billion-0.70%
                                       Over $2 billion-0.675%
Laudus Rosenberg U.S. Discovery
  Fund.............................    1st $1 billion-0.90%
                                       Over $1 billion-0.85%
Laudus Rosenberg U.S. Small
  Capitalization Fund..............    0.90%
Laudus Rosenberg International
  Equity Fund......................    1st $1 billion-0.85%
                                       Over $1 billion-0.80%
                                       Over $2 billion-0.775%
Laudus Rosenberg International
  Discovery Fund...................    1st $1 billion-1.00%
                                       Over $1 billion-0.95%
Laudus Rosenberg International
  Small Capitalization Fund........    1st $500 million-1.00%
                                       Over $500 million-0.95%
Laudus Rosenberg U.S. Large/Mid
  Capitalization Long/Short Equity
  Fund.............................    1st $500 million-1.00%
                                       Over $500 million-0.95%
Laudus Rosenberg Global Long/Short
  Equity Fund......................    1st $500 million-1.50%
                                       Over $500 million-1.45%
Laudus Rosenberg Value Long/Short
  Equity Fund......................    1st $500 million-1.50%
                                       Over $500 million-1.45%

* The advisory fee payable to CSIM varies based on fund assets.

The Funds may, from time to time, execute portfolio trades with affiliated brokers/dealers. For the period ended September 30, 2006, the Funds paid $41,946, in aggregate, for brokerage fees on the execution of portfolio trades with affiliated brokers/dealers.

CSIM has contractually agreed, until at least July 30, 2007 (August 1, 2008 for Laudus Rosenberg International Discovery Fund), to waive its management fee and bear certain expenses and fees of each Fund. As such, CSIM further agrees to reimburse the Funds to limit the annual expenses, exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service

                                            Laudus Trust Semiannual Report   151

Financial Statements--Notes to Financial Statements (Unaudited) continued

fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business as follows:

                                    Institutional    Investor
                                       Shares         Shares
-------------------------------------------------------------
Laudus Rosenberg U.S. Large
  Capitalization Fund...........        0.99%         1.29%
Laudus Rosenberg U.S. Large
  Capitalization Growth Fund....        0.99%         1.29%
Laudus Rosenberg U.S. Large
  Capitalization Value Fund.....        0.99%         1.29%
Laudus Rosenberg U.S. Discovery
  Fund..........................        1.14%         1.44%
Laudus Rosenberg U.S. Small
  Capitalization Fund**.........        1.14%         1.44%
Laudus Rosenberg International
  Equity Fund...................        1.34%         1.64%
Laudus Rosenberg International
  Discovery Fund................        1.35%         1.65%
Laudus Rosenberg International
  Small Capitalization Fund.....        1.49%         1.79%
Laudus Rosenberg U.S. Large/Mid
  Capitalization Long/Short
  Equity Fund...................        1.24%         1.54%
Laudus Rosenberg Global Long/
  Short Equity Fund.............        1.99%         2.29%
Laudus Rosenberg Value Long/
  Short Equity Fund.............        1.74%         2.04%

** There is no Expense Limit for Adviser Shares of the Laudus Rosenberg U.S.
   Small Capitalization Fund.

The above expense limitations with respect to the Investor shares were implemented effective January 3, 2006. Operating expense ratios of the Investor shares for the period ended September 30, 2006 which are stated in the financial highlights reflect a blended rate.

Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment through the next two fiscal years, to the extent that the repayment will not cause the Fund's net expenses to exceed the current limit (as stated in CSIM's contractual undertaking) during the respective year. As of September 30, 2006, the balance of recoupable expenses is as follows:

                                          Expires    Expires
                                          3/31/07    3/31/08
-------------------------------------------------------------
Laudus Rosenberg U.S. Large
  Capitalization Fund...................  $108,272   $ 68,345
Laudus Rosenberg U.S. Large
  Capitalization Growth Fund............    89,616     76,396
Laudus Rosenberg U.S. Large
  Capitalization Value Fund.............        --    105,707
Laudus Rosenberg U.S. Discovery Fund....        --         --
Laudus Rosenberg U.S. Small
  Capitalization Fund...................        --         --
Laudus Rosenberg International Equity
  Fund..................................   231,815    194,872
Laudus Rosenberg International Discovery
  Fund..................................        --         --
Laudus Rosenberg International Small
  Capitalization Fund...................        --         --
Laudus Rosenberg U.S. Large/ Mid
  Capitalization Long/Short Equity
  Fund..................................    73,659     70,418
Laudus Rosenberg Global Long/Short
  Equity Fund...........................   104,929     69,957
Laudus Rosenberg Value Long/Short Equity
  Fund..................................        --         --

Effective October 1, 2005, State Street Bank & Trust Company serve as the Trust's administrator and assists the Trust in all aspects of its administration and operation. Prior to October 1, 2005, BISYS Fund Services Ohio, Inc. ("BISYS") performed these services.

Effective October 1, 2005, State Street Bank & Trust Company also serves as the Trust's fund accountant. Prior to October 1, 2005, BISYS performed these services.

Effective October 10, 2005, Boston Financial Data Services, Inc. performs transfer agent services. Prior to October 10, 2005, BISYS performed these services.

The Trust has a Distribution and Shareholder Service Plan with respect to its Investor Shares pursuant to Rule 12b-1 under the 1940 Act. The Investor Shares of the Funds are sold on a continuous basis by the Trust's Distributor. Effective October 1, 2005, ALPS Distributors, Inc. serves as the Distributor. Prior to October 1, 2005, Laudus Distributor, Inc. served as the Distributor. Under the Distribution and Shareholder Services Plan, the Funds pay distribution and shareholder servicing fees in connection with the sale and servicing of the Investor Shares. The annual Distribution and Shareholder Service Fee consists of up to 0.25% of the respective average daily

 152  Laudus Trust Semiannual Report

Financial Statements--Notes to Financial Statements (Unaudited) continued

net assets of the Investor Shares. In additional, the Trustees have authorized each Fund to pay up to 0.15% of its average daily net assets attributable to Investor Shares for sub-transfer agent and sub-accounting services in connection with such shares.

Various service organizations act as servicing agents of the Adviser Shares of the Laudus Rosenberg U.S. Small Capitalization Fund. Such shares are subject to an annual Service Fee of up to 0.25% of the average daily net assets attributable to such shares in accordance with a Service Plan adopted by the Trust. In addition, the Trustees have authorized the Fund to pay up to 0.05% of its average daily net assets attributable to Adviser Shares for sub-transfer and sub-accounting services in connection with such shares.

Interested Trustees and officers of the Trust do not receive compensation from the Trust. The Trust pays each Independent Trustee aggregate compensation of $55,000 per year. This sum includes a quarterly retainer fee of $8,788 and an additional $3,790 for each regular meeting attended.

In addition, a retirement plan has been instituted for all of the Independent Trustees of the Trust and Trustees of the Laudus Variable Insurance Trust (the "Retirement Plan"). Under the terms of the Retirement Plan, upon retirement or other termination from service from the Trust and Laudus Variable Insurance Trust (other than termination for cause), a retiring Independent Trustee who has served as Independent Trustee for at least five years shall be paid a lump sum cash payment (the "Retirement Payment"). The Retirement Payment shall be equal to $10,000 for each year that the Trustee has served as an Independent Trustee of the Trust and the Laudus Variable Insurance Trust, including years of service prior to the adoption of the Retirement Plan. However, beginning April 1, 2005, each Independent Trustee is permitted to make a one-time election to have the $10,000 attributable to service for the coming year adjusted up or down at the end of each subsequent year based on the unweighted average performance of Institutional Shares of each Fund of the Trust and Class 2 Shares of the sole series of the Laudus Variable Insurance Trust that is in operation for all of such year. Each Independent Trustee also was given the opportunity to make a one-time election to have previously accrued benefits fluctuate beginning April 1, 2005, based on performance of the Funds as described in the previous sentence. As a result, the amount of the Retirement Payment payable to any Independent Trustee may increase or decrease based upon performance of the Funds. The portion of the total Retirement Payment owed to an Independent Trustee upon his or her retirement that is payable by any Fund will be determined based on the relative net assets of the Funds of the Trust and the sole series of the Laudus Variable Insurance Trust in operation on the date of the Independent Trustee's retirement. The Trust did not pay any pension or retirement benefits for its Trustees.

At a regular board meeting held on September 29, 2006, the Trustees voted to close the Retirement Plan to new participants, including the Independent Trustees first elected by shareholder vote on June 26, 2006 and to freeze the account balance of each participant who was a participant prior to June 26, 2006 (a "Current Participant"). However, each Current Participant shall receive a one-half credit under the Retirement Plan for service during the plan year ending March 31, 2007 and the previously accrued benefits for which an Independent Trustee had previously elected to have adjusted for performance of the Funds would continue to be adjusted for performance as provided under the Retirement Plan. All other terms of the Retirement Plan, including without limitation provisions relating to vesting and payment upon termination of service, remain in effect.

4. EARLY REDEMPTION FEE.

For the Funds, certain shares purchased that were redeemed or exchanged in less than 30 days, are assessed a fee of 2% of the current net asset value of the shares. The fee, which is applied to shares redeemed or exchanged in the order in which they are purchased, is retained by the Fund and is intended to limit short-term trading in the Funds, or to the extent short-term trading persists, to impose the costs of that activity on the shareholders who engage in it. Such amounts are included in the proceeds from shares issued on the Statement of Changes in Net Assets. For the period

                                            Laudus Trust Semiannual Report   153

Financial Statements--Notes to Financial Statements (Unaudited) continued

ended September 30, 2006, early redemption fees assessed were as follows:

                                                    Early
                                                  Redemption
                                                     Fees
------------------------------------------------------------
Laudus Rosenberg U.S. Large Capitalization
  Fund.........................................    $ 1,746
Laudus Rosenberg U.S. Large Capitalization
  Growth Fund..................................        930
Laudus Rosenberg U.S. Large Capitalization
  Value Fund...................................        358
Laudus Rosenberg U.S. Discovery Fund...........     28,880
Laudus Rosenberg U.S. Small Capitalization
  Fund.........................................      3,939
Laudus Rosenberg International Equity Fund.....      6,091
Laudus Rosenberg International Discovery
  Fund.........................................     17,727
Laudus Rosenberg International Small
  Capitalization Fund..........................     83,849
Laudus Rosenberg U.S. Large/Mid Capitalization
  Long/Short Equity Fund.......................      5,553
Laudus Rosenberg Global Long/Short Equity
  Fund.........................................      1,452
Laudus Rosenberg Value Long/Short Equity
  Fund.........................................     10,849

5. SECURITY PURCHASES AND SALES.

For the period ended September 30, 2006, purchases and sales of securities (excluding short-term securities) were as follows:

                                   Purchases        Sales
-------------------------------------------------------------
Laudus Rosenberg U.S. Large
  Capitalization Fund...........  $ 85,379,383   $ 49,104,280
Laudus Rosenberg U.S. Large
  Capitalization Growth Fund....    29,775,934     21,146,752
Laudus Rosenberg U.S. Large
  Capitalization Value Fund.....     3,875,052      3,403,365
Laudus Rosenberg U.S. Discovery
  Fund..........................   497,747,452    489,759,285
Laudus Rosenberg U.S. Small
  Capitalization Fund...........   498,895,751    574,611,624
Laudus Rosenberg International
  Equity Fund...................    97,118,299     22,723,823
Laudus Rosenberg International
  Discovery Fund................    71,398,254     22,032,511
Laudus Rosenberg International
  Small Capitalization Fund.....   776,075,338    716,538,351
Laudus Rosenberg U.S. Large/Mid
  Capitalization Long/Short
  Equity Fund...................    28,959,724     30,375,781
Laudus Rosenberg Global Long/
  Short Equity Fund.............    35,359,823     36,876,169
Laudus Rosenberg Value Long/
  Short Equity Fund.............   222,761,683    185,628,462

6. LINE OF CREDIT.

The custodian has established a loan agreement for a maximum amount of 10% of total net assets for the Laudus Rosenberg Value Long/Short Equity Fund for temporary purposes. In addition, the Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Large Capitalization Value Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg International Equity Fund, and Laudus Rosenberg International Small Capitalization Fund had access to a committed line of credit up to a maximum of $35,000,000, as established by the Fund's custodian. Interest is calculated based on the market rates at the time of borrowing. A commitment fee of 0.09% per annum will be incurred on the unused portion of the line of credit, which is allocated to the applicable Funds based on net assets. There were no borrowings on the line of credit for the period ended September 30, 2006.

 154  Laudus Trust Semiannual Report

Financial Statements--Notes to Financial Statements (Unaudited) continued

7. FEDERAL INCOME TAXES.

At last year end of March 31, 2006, the following is the net capital loss carry forward, which is available to offset future realized gains.

                                                                             Expires
                                     ----------------------------------------------------------------------------------------
                                     2007       2008          2009         2010       2011        2012         2013     2014
-----------------------------------------------------------------------------------------------------------------------------
Laudus Rosenberg U.S. Large
 Capitalization Fund...............  $ --    $        --   $        --   $     --   $     --   $        --   $     --   $ --
Laudus Rosenberg U.S. Large
 Capitalization Growth Fund........    --             --            --    148,863    451,611            --    193,612
Laudus Rosenberg U.S. Large
 Capitalization Value Fund.........    --             --            --         --         --            --         --     --
Laudus Rosenberg U.S. Discovery
 Fund..............................    --             --            --         --         --            --         --     --
Laudus Rosenberg U.S. Small
 Capitalization Fund...............    --             --            --         --         --            --         --     --
Laudus Rosenberg International
 Equity Fund.......................    --             --            --         --     63,010            --         --     --
Laudus Rosenberg International
 Small Capitalization Fund.........    --             --            --         --         --            --         --     --
Laudus Rosenberg U.S. Large/Mid
 Capitalization Long/Short Equity
 Fund..............................    --             --            --         --         --     1,902,738    385,118     --
Laudus Rosenberg Global Long/Short
 Equity Fund.......................    --             --            --         --         --       487,593    177,288     --
Laudus Rosenberg Value Long/Short
 Equity Fund.......................    --     26,836,920    11,040,106         --         --    20,890,232         --     --

                                       Expires
                                     -----------
                                        Total
-----------------------------------
Laudus Rosenberg U.S. Large
 Capitalization Fund...............  $        --
Laudus Rosenberg U.S. Large
 Capitalization Growth Fund........      794,086
Laudus Rosenberg U.S. Large
 Capitalization Value Fund.........           --
Laudus Rosenberg U.S. Discovery
 Fund..............................           --
Laudus Rosenberg U.S. Small
 Capitalization Fund...............           --
Laudus Rosenberg International
 Equity Fund.......................       63,010
Laudus Rosenberg International
 Small Capitalization Fund.........           --
Laudus Rosenberg U.S. Large/Mid
 Capitalization Long/Short Equity
 Fund..............................    2,287,856
Laudus Rosenberg Global Long/Short
 Equity Fund.......................      664,881
Laudus Rosenberg Value Long/Short
 Equity Fund.......................   58,767,258

                                            Laudus Trust Semiannual Report   155

Approvals of Investment Advisory and Sub-Advisory Agreements

The Investment Company Act of 1940 (the "1940 Act") requires that initial approval of, as well as the continuation of, a fund's investment advisory agreements must be specifically approved (1) by the vote of the Trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the Trustees who are not parties to the investment advisory agreement or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the Trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreements. In addition, the Securities and Exchange Commission (the "SEC") takes the position that, as part of their fiduciary duties with respect to fund fees, fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board of Trustees (the "Board") calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreements between Laudus Trust (the "Trust") and CSIM, and the sub-advisory agreements among the Trust, CSIM and AXA Rosenberg with respect to existing funds in the Trust operating as of December 31 of the previous year (such investment advisory agreements and sub-advisory agreements, collectively, the "Agreements"). The Trustees also reviewed certain other agreements pursuant to which CSIM provides investment advisory services and AXA Rosenberg provides sub-advisory services to the Laudus Variable Insurance Trust. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM and AXA Rosenberg, including information about their affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to fund operations and fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of trustees for the approval of investment advisory contracts. In addition, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM and AXA Rosenberg, as appropriate.

As part of the renewal process and ongoing oversight of the advisory and sub-advisory relationships, Independent Trustees' legal counsel sent an information request letter to CSIM and CSIM sent an information request letter to AXA Rosenberg seeking certain relevant information. The responses by CSIM and AXA Rosenberg were provided to the Trustees for their review prior to their meeting, and the Trustees were provided with the opportunity to request any additional materials.

At the September 29, 2006 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreements for an additional one-year period. As a new fund, the Laudus Rosenberg International Discovery Fund was not included in the Board's consideration of the renewal of the Agreements at the September 29, 2006 meeting. Rather, at the March 16, 2006 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the creation of the Fund and approved the agreements appointing CSIM as investment adviser and AXA Rosenberg as sub-adviser to the Fund for an initial two-year period.

In making such approvals of the Agreements at the September 29, 2006 meeting, the Trustees considered the best interests of each Fund separately. In each instance, the Board's approval of the Agreements was based on consideration

 156  Laudus Trust Semiannual Report
and evaluation of the information and material provided to the Board and a variety of specific factors discussed at that meeting and at prior meetings, including:

1. the nature, extent and quality of the services provided to the Funds under the Agreements, including the resources of CSIM and its affiliates, and AXA Rosenberg, dedicated to the Funds;

2. each Fund's investment performance and how it compared to that of certain other comparable mutual funds;

3. each Fund's expenses and how those expenses compared to those of certain other comparable mutual funds;

4. the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. ("Schwab"), with respect to the Funds, including both direct and indirect benefits accruing to CSIM and its affiliates, as well as the profitability of AXA Rosenberg; and

5. the extent to which economies of scale would be realized as the Funds grow, and whether fee levels in the Agreements reflect those economies of scale for the benefit of fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM's personnel, experience, performance history of various products, and compliance program. The Trustees also considered Schwab's excellent reputation in connection with the OneSource mutual fund offering and its overall financial condition, and how this affects the success of the Funds. The Board also considered the nature, extent and quality of the sub-advisory services provided by AXA Rosenberg to the Funds and the resources it dedicates to the Funds. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM and AXA Rosenberg to the Funds and the resources of CSIM and its affiliates and the resources of AXA Rosenberg dedicated to the Funds supported renewal of the Agreements.

Fund Performance. The Board considered fund performance in determining whether to renew the Agreements. Specifically, the Trustees considered each Fund's performance relative to a peer group of other mutual funds and appropriate indices/benchmarks, in light of total return and market trends. As part of this review, the Trustees considered the composition of the peer group, selection criteria and the reputation of the third party who prepared the peer group analysis. In evaluating the performance of each Fund, the Trustees considered both market risk and shareholder risk expectations for such Fund and whether, irrespective of relative performance, AXA Rosenberg's absolute performance was consistent with expectations for its unique quantitative investment methodology. The Trustees further considered the level of Fund performance in the context of its review of fund expenses and profitability discussed below. In the case of each Fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods considered, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors varied from Fund to Fund, but included one or more of the following: (1) that the Fund's performance, although lagging in certain recent periods, was strong over the longer term; (2) that the underperformance was attributable, to a significant extent, to investment decisions by AXA Rosenberg that were reasonable and consistent with the Fund's investment objective and policies; (3) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (4) that CSIM or AXA Rosenberg has taken or is taking steps designed to help improve the Fund's investment performance. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreements.

Fund Expenses. With respect to the Funds' expenses, the Trustees considered the rate of compensation called for by the Agreements, and each Fund's net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM's voluntary waiver of management fees to prevent total fund expenses from exceeding a specified cap. The Trustees also considered fees charged by CSIM and AXA Rosenberg to other similarly managed mutual funds, pooled vehicles and other types of accounts, such as separate accounts and wrap accounts. However, the Trustees accorded less weight to the comparisons to other types of pooled vehicles or accounts due to the
                                            Laudus Trust Semiannual Report   157
unique legal, regulatory, compliance and operating features of mutual funds as compared to such other types of pooled vehicles or accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreements.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly and the compensation flowing to AXA Rosenberg, directly or indirectly. In this connection, with respect to the profitability of CSIM and its affiliates, the Trustees reviewed management's profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM and AXA Rosenberg from their relationships with the Funds, such as whether, by virtue of their management of the Funds, CSIM or AXA Rosenberg obtains investment information or other research resources that aid it in providing advisory services to other clients. With respect to CSIM and AXA Rosenberg, and their respective affiliates, the Trustees considered whether the varied levels of compensation and profitability under the Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund. With respect to the profitability of AXA Rosenberg, the Board also considered that AXA Rosenberg is compensated by CSIM, and not by the Funds directly, and such compensation reflects an arms-length negotiation between the parties. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM and AXA Rosenberg is reasonable and supported renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those economies are passed along to a Fund's shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM. In this regard, and consistent with their consideration of fund expenses, the Trustees considered that CSIM has previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through contractual expense waivers. For example, such diseconomies of scale may particularly affect newer Funds or Funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such Funds at subsidized expense levels. The Trustees also considered CSIM's agreement to contractual investment advisory fee schedules that, for all Funds other than Laudus U.S. Small Capitalization Fund, include lower fees at higher graduated asset levels, and AXA Rosenberg's agreement to (a) contractual sub-advisory fee schedules that, for all Funds other than Laudus U.S. Small Capitalization Fund, include lower fees at higher graduated asset levels as measured on a complex wide basis, and (b) a contractual sub-advisory fee schedule with respect to the Laudus U.S. Small Capitalization Fund that includes lower fees at higher graduated assets levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees' deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Agreements and concluded that the compensation under the Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

 158  Laudus Trust Semiannual Report

Proxy Voting Results. (Unaudited)

Shareholders of the funds covered in this report approved all proposals described in the most recent Laudus Trust proxy solicitation. A special meeting of the shareholders was held on June 28, 2006. The number of votes necessary to conduct the meeting and approve each proposal was obtained. The results of the votes of shareholders are listed below.

------------------------------------------------------
                                        No. of Shares
------------------------------------------------------
To elect the following Trustees:
                                       RODMAN L. DRAKE
Affirmative                            172,850,198.379
Withhold                                 4,326,549.704
Total                                  177,176,748.083
------------------------------------------------------
                      MORRILL MELTON ("MEL") HALL, JR.
Affirmative                            172,848,461.379
Withhold                                 4,328,286.704
Total                                  177,176,748.083
------------------------------------------------------
                                        ROGER M. LYNCH
Affirmative                            172,837,120.379
Withhold                                 4,339,627.704
Total                                  177,176,748.083
------------------------------------------------------
                                         JONATHAN PIEL
Affirmative                            172,844,769.379
Withhold                                 4,331,978.704
Total                                  177,176,748.083
------------------------------------------------------
                                       JOHN D. COLLINS
Affirmative                            172,844,862.379
Withhold                                 4,331,885.704
Total                                  177,176,748.083
------------------------------------------------------
                                    MARIANN BYERWALTER
Affirmative                            172,855,515.379
Withhold                                 4,321,232.704
Total                                  177,176,748.083
------------------------------------------------------
                                     WILLIAM A. HASLER
Affirmative                            172,784,882.379
Withhold                                 4,391,865.704
Total                                  177,176,748.083
------------------------------------------------------
                                     NILS H. HAKANSSON
Affirmative                            172,823,306.094
Withhold                                 4,353,441.989
Total                                  177,176,748.083
------------------------------------------------------
                                       JAMES L. BAILEY
Affirmative                            172,834,440.379
Withhold                                 4,342,307.704
Total                                  177,176,748.083
------------------------------------------------------
                                       RANDALL W. MERK
Affirmative                            172,831,643.094
Withhold                                 4,345,104.989
Total                                  177,176,748.083
------------------------------------------------------

                                            Laudus Trust Semiannual Report   159

Trustees and Officers

The tables below provide information about the trustees and officers for the Laudus Trust, which includes the funds covered in this report. The "Fund Complex" includes The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust, Laudus Variable Insurance Trust, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust. As of September 30, 2006, the Fund Complex included 96 funds.

At a meeting of the Board held on September 28-29, 2006, the Trustees voted to adopt a retirement policy for all independent trustees that requires an independent trustee to retire no later than December 31st of the year in which he or she reaches age seventy-two.

The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-866-452-8387.

INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Name,                                                            Number of
Year of Birth,                                                   Portfolios in
(Term of Office and       Principal Occupation(s)                Fund Complex
Length of Time Served)    During the Past Five Years             Overseen       Other Directorships
---------------------------------------------------------------------------------------------------------------------
Mariann Byerwalter        Chairman of JDN Corporate Advisory     96             Board 1 - Director, Redwood Trust,
1960                      LLC. From 1996 to 2001, Vice                          Inc. Board 2 - Director, PMI Group,
(Trustee of Laudus Trust  President for Business Affairs and                    Inc.
since 2004)               Chief Financial Officer of Stanford
                          University, and in 2001, Special
                          Advisor to the President of Stanford
                          University.
---------------------------------------------------------------------------------------------------------------------
William A. Hasler         Retired. Dean Emeritus of the Haas     96             Board 1 - Director, Aphton
1941                      School of Business, University of                     Corporation Board 2 - Director,
(Trustee of Laudus Trust  California, Berkeley. Until February                  Mission West Properties. Board
since 2004)               2004, Co-Chief Executive Officer,                     3 - Director, TOUSA. Board
                          Aphton Corp. (bio-pharmaceuticals).                   4 - Director, Stratex Networks. Board
                                                                                5 - Director, Genitope Corp. Board
                                                                                6 - Director, Solectron Corporation
                                                                                where he is also Non-Executive
                                                                                Chairman. Board 7 - Director, Ditech
                                                                                Communications Corporation.
---------------------------------------------------------------------------------------------------------------------
Nils Hakansson            Retired. Sylvan C. Coleman Professor   39             None.
1937                      of Finance and Accounting Emeritus,
(Trustee of Laudus Trust  Haas School of Business, University
since June 1998)          of California Berkeley, since 2003.
                          From July 1969 to January 2003,
                          Professor of Finance and Accounting,
                          Haas School of Business, University
                          of California, Berkeley (higher
                          education).
---------------------------------------------------------------------------------------------------------------------
Rodman L. Drake           Co-Founder of Baringo Capital LLC      39             Board 1 - Director and Chairman,
1943                      (since 2002); President, Continuation                 Hyperion Total Return Fund, Inc. and
(Trustee of Laudus Trust  Investments Group, Inc. (from 1997 to                 Hyperion Strategic Mortgage Income
since June 2006)          2001).                                                Fund Inc. Board 2 - Director, Jackson
                                                                                Hewitt Tax Service Inc. Board 3 -
                                                                                Director, Student Loan Corporation.
                                                                                Board 4 - Celgene Corp.
---------------------------------------------------------------------------------------------------------------------
Morrill Melton Hall, Jr.  Chairman (since 1984) and Chief        39             None.
1944                      Executive Officer (since 1991),
(Trustee of Laudus Trust  Comprehensive Health Services, Inc.
since June 2006)          (health care management and
                          administration).
---------------------------------------------------------------------------------------------------------------------

 160  Laudus Trust Semiannual Report

Trustees and Officers continued

INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Name,                                                            Number of
Year of Birth,                                                   Portfolios in
(Term of Office and       Principal Occupation(s)                Fund Complex
Length of Time Served)    During the Past Five Years             Overseen       Other Directorships
---------------------------------------------------------------------------------------------------------------------
Jonathan Piel             Cable television producer and website  39             None.
1938                      designer; Editor, Scientific American
(Trustee of Laudus Trust  (1984-1986), and Vice President,
since June 2006)          Scientific American Inc.,
                          (1986-1994); Director, National
                          Institute of Social Sciences; Member,
                          Advisory Board, The Stone Age
                          Institute, Bloomington, Indiana.
---------------------------------------------------------------------------------------------------------------------
John D. Collins           Retired. Consultant, KPMG, LLP (from   39             Board 1 - Director, Mrs. Fields
1938                      July 1999 to June 2000); Partner,                     Famous Brands LLC.
(Trustee of Laudus Trust  KPMG, LLP (from March 1962 to June
since June 2006)          1999).

                                            Laudus Trust Semiannual Report   161

Trustees and Officers continued

INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Name,                                                            Number of
Year of Birth,                                                   Portfolios in
(Term of Office and       Principal Occupation(s)                Fund Complex
Length of Time Served)    During the Past Five Years             Overseen       Other Directorships
---------------------------------------------------------------------------------------------------------------------
Randall W. Merk(2)        Executive Vice President, Charles      96             None.
1954                      Schwab & Co., Inc. (2002-present);
(Trustee of Laudus Trust  President, Schwab Financial Products,
since June 2006)          Charles Schwab & Co., Inc. (2002-
                          present); Director, Charles Schwab
                          Asset Management (Ireland) Limited;
                          Director, Charles Schwab Bank, N.A.
                          (since 2006). Prior to September
                          2002, President and Chief Investment
                          Officer, American Century Investment
                          Management, and Director, American
                          Century Companies, Inc.
---------------------------------------------------------------------------------------------------------------------
James L. Bailey(2)        Chief Operating Officer of U.S. Trust  39             None.
1945                      Corporation (since December 2004) and
(Trustee of Laudus Trust  Executive Vice President of U.S.
since June 2006)          Trust Corporation and United States
                          Trust Company of New York (since
                          2003); President, Excelsior Funds,
                          Inc., Excelsior Tax-Exempt Funds,
                          Inc. and Excelsior Funds Trust (from
                          2003 to July 2004); Consultant in the
                          financial services industry (from
                          August 2000 to January 2003);
                          Executive Vice President of Citicorp
                          (from 1992 to August 2000).

 162  Laudus Trust Semiannual Report

Trustees and Officers continued

OFFICERS
-------------------------------------------------------------------------------------------------------------------
Name,
Year of Birth,
(Term of Office and
Length of Time Served)(1)     Position with the Trust  Principal Occupation(s)
-------------------------------------------------------------------------------------------------------------------
Evelyn Dilsaver, 1955         President & Chief        President, Chief Executive Officer, and Director, Charles
(Officer of Laudus Trust      Executive Officer        Schwab Investment Management, Inc.; President and Chief
since 09/05)                                           Executive Officer, The Charles Schwab Family of Funds,
                                                       Schwab Investments, Schwab Capital Trust, and Schwab Annuity
                                                       Portfolios; Executive Vice President, Charles Schwab & Co.,
                                                       Inc.; President, Excelsior Funds Inc., Excelsior Tax-Exempt
                                                       Funds, Inc., and Excelsior Funds Trust; President, Mutual
                                                       Fund Division, UST Advisers, Inc. From June 2003 to July
                                                       2004, Senior Vice President, Asset Management Products and
                                                       Services, Charles Schwab & Co., Inc. Prior to June 2003,
                                                       Executive Vice President, Chief Financial Officer, and Chief
                                                       Administrative Officer, U.S. Trust, a subsidiary of The
                                                       Charles Schwab Corporation.
-------------------------------------------------------------------------------------------------------------------
George Pereira, 1964          Chief Financial Officer  Senior Vice President and Chief Financial Officer, Charles
(Officer of Laudus Trust                               Schwab Investment Management, Inc.; Treasurer and Principal
since 06/06)                                           Financial Officer, The Charles Schwab Family of Funds,
                                                       Schwab Investments, Schwab Capital Trust, and Schwab Annuity
                                                       Portfolios; Treasurer, Chief Financial Officer and Chief
                                                       Accounting Officer, Excelsior Funds Inc., Excelsior
                                                       Tax-Exempt Funds, Inc., and Excelsior Funds Trust; Chief
                                                       Financial Officer, Mutual Fund Division, UST Advisors, Inc.;
                                                       Director, Charles Schwab Worldwide Fund, PLC and Charles
                                                       Schwab Asset Management (Ireland) Limited. From December
                                                       1999 to November 2004, Sr. Vice President, Financial
                                                       Reporting, Charles Schwab & Co., Inc.
-------------------------------------------------------------------------------------------------------------------
Jeffrey M. Mortimer, 1963     Vice President & Chief   Senior Vice President and Chief Investment
(Officer of Laudus Trust      Investment Officer       Officer - Equities, Charles Schwab Investment Management,
since 06/04)                                           Inc., and The Charles Schwab Family of Funds, Schwab
                                                       Investments, Schwab Capital Trust, and Schwab Annuity
                                                       Portfolios. Prior to May 2004; Vice President and Sr.
                                                       Portfolio Manager, Charles Schwab Investment Management,
                                                       Inc.
-------------------------------------------------------------------------------------------------------------------
Koji E. Felton, 1961          Chief Legal Officer      Senior Vice President, Chief Counsel and Corporate
(Officer of Laudus Trust                               Secretary, Charles Schwab Investment Management, Inc.;
since 07/06)                                           Senior Vice President and Deputy General Counsel, Charles
                                                       Schwab & Co., Inc. Secretary and Chief Legal Officer, The
                                                       Charles Schwab Family of Funds, Schwab Investments, Schwab
                                                       Capital Trust, and Schwab Annuity Portfolios; Chief Legal
                                                       Officer, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds,
                                                       Inc., and Excelsior Funds Trust. Prior to June 1998, Branch
                                                       Chief in enforcement at U.S. Securities Exchange Commission in San Francisco.
-------------------------------------------------------------------------------------------------------------------
Randall Fillmore, 1960        Chief Compliance         Senior Vice President and Chief Compliance Officer, Charles
(Officer of Laudus Trust      Officer                  Schwab Investment Management, Inc; Senior Vice President,
since 09/04)                                           Charles Schwab & Co., Inc.; Chief Compliance Officer, The
                                                       Charles Schwab Family of Funds, Schwab Investments, Schwab
                                                       Capital Trust, and Schwab Annuity Portfolios; Chief
                                                       Compliance Officer, Excelsior Funds, Inc., Excelsior
                                                       Tax-Exempt Funds, Inc., and Excelsior Funds Trust. From 2002
                                                       to 2003, Vice President, Charles Schwab & Co., Inc. and
                                                       Charles Schwab Investment Management, Inc. From 2000 to
                                                       2002, Vice President, Internal Audit, Charles Schwab & Co.,
                                                       Inc.
-------------------------------------------------------------------------------------------------------------------

                                            Laudus Trust Semiannual Report   163

Trustees and Officers continued

OFFICERS
-------------------------------------------------------------------------------------------------------------------
Name,
Year of Birth,
(Term of Office and
Length of Time Served)(1)     Position with the Trust  Principal Occupation(s)
-------------------------------------------------------------------------------------------------------------------
Daniel Kern, 1961             Vice President           Vice President, Investment Operations, Charles Schwab
(Officer of Laudus Trust                               Investment Management, Inc.; Assistant Treasurer, The
since 03/04)                                           Charles Schwab Family of Funds, Schwab Investments, Schwab
                                                       Capital Trust, and Schwab Annuity Portfolios. Until
                                                       September 2005, Assistant Treasurer, Laudus Trust and Laudus
                                                       Variable Insurance Trust. Until December 2004, Vice
                                                       President, Internal Audit, Charles Schwab Corporation. Prior
                                                       to January 2003, Managing Director and Principal, Montgomery
                                                       Asset Management.
-------------------------------------------------------------------------------------------------------------------
Bill Thomas, 1962             Vice President           Senior Vice President, Distribution, Charles Schwab
(Officer of Laudus Trust                               Investment Management, Inc.
since 06/04)
-------------------------------------------------------------------------------------------------------------------
Michael Haydel, 1972          Vice President & AML     Vice President, Asset Management Client Services, Charles
(Officer of Laudus Trust      Officer                  Schwab & Co., Inc. Until March 2004, Director, Charles
since 06/05)                                           Schwab & Co., Inc.
-------------------------------------------------------------------------------------------------------------------
Aleda Anderson, 1966          Vice President           Vice President, Distribution Services, Charles Schwab
(Officer of Laudus Trust                               Investment Management, Inc.; until December 2005, Director,
since 06/06)                                           Asset Management Strategic Alliances, Charles Schwab & Co.,
                                                       Inc.; until 2001, Research Associate, Office of Corporate
                                                       Counsel, Charles Schwab & Co., Inc.
-------------------------------------------------------------------------------------------------------------------
Catherine MacGregor, 1964     Vice President           Vice President, Charles Schwab & Co., Inc. and Charles
(Officer of Laudus Trust                               Schwab Investment Management, Inc.; since 2006, Chief
since 12/05)                                           Counsel, Laudus Trust and Laudus Variable Insurance Trust;
                                                       Vice President, Schwab Funds; until July 2005, Senior
                                                       Associate, Paul Hastings Janofsky & Walker LLP.
-------------------------------------------------------------------------------------------------------------------
Cathy Sabo, 1964              Vice President           Vice President, Compliance, Charles Schwab Investment,
(Officer of Laudus Trust                               Management, Inc.; Vice President, Schwab Funds; until
since 12/05)                                           September 2004, Vice President, Client, Sales & Services
                                                       Controls, Charles Schwab & Co., Inc.
-------------------------------------------------------------------------------------------------------------------
Alice Schulman, 1950          Clerk                    Vice President & Assistant Secretary, Charles Schwab
(Officer of Laudus Trust                               Investment Management, Inc.; Assistant Secretary, Schwab
since 01/04)                                           Funds; Assistant Secretary, Excelsior Funds Inc., Excelsior
                                                       Tax-Exempt Funds, Inc., and Excelsior Funds Trust and The
                                                       Charles Schwab Bank, N.A. Until 2003, Director - Project
                                                       Management, Charles Schwab Investment Management, Inc.

(1) The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each other officer serves at the pleasure of the Board.

(2) In addition to their employment with the investment adviser or an affiliate, Messrs. Merk and Bailey also own stock of The Charles Schwab Corporation. Mr. Merk and Bailey are Interested Trustees because they are employees of Schwab and U.S. Trust, respectively.

 164  Laudus Trust Semiannual Report

Definitions, Terms and Other Information

90 DAY T-BILL is a short-term discounted, government debt instrument of 90 days or less, issued in $10,000 denominations that pay its face value at maturity. The government issues Treasury bills weekly.

ALPHA is a measure of a fund's risk-adjusted return. Alpha can be used to directly measure the value added or subtracted by a fund's manager. It is calculated by measuring the difference between a fund's actual returns and its expected performance given its level of market risk as measured by beta.

BETA is a measure of the volatility of a stock relative to the overall market. A beta of less than one indicates lower historical risk than the market; a beta of more than one indicates higher historical risk than the market.

GDP, OR GROSS DOMESTIC PRODUCT, is the market value of the goods and services produced by labor and property in the United States.

THE S&P/CITIGROUP GLOBAL EX US BROAD MARKET INDEX (BMI) $2-$10 BILLION CAP RANGE is an absolute size benchmark that divides the investable region into capitalization bands of between $2 billion and $10 billion. It is a subset of the Broad Market Index (BMI), which includes companies in approximately 52 developed and emerging markets with more than $100 million of free float capitalization.

THE S&P/CITIGROUP WORLD EX US EXTENDED MARKET INDEX (EMI) is a float-adjusted index which measures the performance of small companies (approximately the bottom 20% by market capitalization) in 25 developed equity markets.

THE STANDARD & POOR'S 500(R) (S&P 500) INDEX is an unmanaged index measuring large-cap U.S. stock market performance, and includes a representative sample of leading companies in leading industries.

THE RUSSELL 1000(R) GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

THE RUSSELL 1000(R) VALUE INDEX measures the performance of those Russell 1000 companies with lower valuation ratios such as price-to-book and price-to-earnings ratios.

THE RUSSELL 2000(R) INDEX measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, and represents approximately 8% of the total market capitalization of the Russell 3000(R) Index.

THE RUSSELL 2500(TM) INDEX measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index, and represents approximately 16% of the total market capitalization of the Russell 3000(R) Index.

THE RUSSELL 3000(R) GROWTH INDEX measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.

THE RUSSELL 3000(R) VALUE INDEX measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

PRICE TO EARNINGS RATIO is the price of a stock divided by its historical earnings per share.

PRICE TO BOOK RATIO compares the stock's market value to the value of the total assets less the total liabilities.

PRICE TO CASH FLOW RATIO is the price of a stock dividend by its reported cash flow per share.

RELATIVE STRENGTH is the rate that a stock falls relative to other stocks in a falling market or rises relative to other stocks in a rising market.

RETURN ON EQUITY represents the amount earned on a company's common stock investment for a given period, calculated by dividing common stock equity into net income for the period after preferred stock dividends but before common stock dividends.

TRADING ACTIVITY is one of several risk factors commonly used to attribute a portfolio's return relative to its benchmark. Specifically, trading activity measures a stock's trailing 12 month trading volume relative to its total shares outstanding. It measures how actively traded a stock has been in the last 12 months.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by visiting www.laudus.com, the Securities and Exchange Commission's website at www.sec.gov, or by contacting Laudus Funds at 866.452.8387.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission's website at www.sec.gov.

Quarterly Disclosure of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The information filed on a fund's most recent Form N-Q is also available at www.laudus.com.
                                            Laudus Trust Semiannual Report   165

                      (This page intentionally left blank)

                      (This page intentionally left blank)

                      (This page intentionally left blank)

                                                             (LAUDUS FUNDS LOGO)

                                                 COMMAND PERFORMANCE(TM)

MANAGER
Charles Schwab Investment Management, Inc.
101 Montgomery Street
San Francisco, California 94104

SHAREHOLDER SERVICES
1.866.452.8387 Investment Professionals
1.800.447.3332 Individual Investors
www.laudus.com

This report is for the information of the shareholders of the Laudus Trust.
Its use in connection with any offering of the Trust's shares is authorized only in case of concurrent or prior delivery of the current prospectus.

REG 35439-00

ITEM 2: CODE OF ETHICS.

      Not applicable to this semi-annual report.

ITEM 3: AUDIT COMMITTEE FINANCIAL EXPERT.

      Not applicable to this semi-annual report.

ITEM 4: PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      Not applicable to this semi-annual report.

ITEM 5: AUDIT COMMITTEE OF LISTED REGISTRANTS.

      Not applicable.

ITEM 6: SCHEDULE OF INVESTMENTS.

      The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7: DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

      Not applicable.

ITEM 8: PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

      Not applicable.

ITEM 9: PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

       Not applicable.

ITEM 10: SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

      Not applicable.

ITEM 11: CONTROLS AND PROCEDURES.

(a) Based on their evaluation of Registrant's disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant's Chief Executive Officer, Evelyn Dilsaver and Registrant's Principal Financial Officer, George Pereira, have concluded that Registrant's disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant's officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant's internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant's internal control over financial reporting.

ITEM 12: EXHIBITS.

(a) (1)  Code of ethics -- not applicable to this semi-annual report.

   (2)Separate certifications for Registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

   (3)Not applicable.

(b)A certification for Registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant )  Laudus Trust

By:   /s/ Evelyn Dilsaver
      ----------------------------------
      Evelyn Dilsaver
      President and Chief Executive Officer

Date: November 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Evelyn Dilsaver
      ---------------------------------
      Evelyn Dilsaver
      President and Chief Executive Officer

Date:  November 10, 2006

By:   /s/ George Pereira
      ---------------------------------
      George Pereira
      Principal Financial Officer

Date: November 10, 2006